UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip code)

John L. Sullivan

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Item 1. Report to Stockholders

Dear Shareholder:

Economic and Market Review

Stocks and most types of bonds generally posted negative returns during the 12 months ended October 31, 2008. Credit market troubles that started in sub-prime mortgages spread far and wide during the period, culminating in a global liquidity crisis that affected many of the world’s investment markets. This led to major policy adjustments by central bankers around the globe as they attempted to facilitate the availability of credit and liquidity to the markets. Over the period, the U.S. Federal Reserve lowered targeted short-term rates by 3.50% as heightened risks in both the real economy and the financial markets became apparent.

U.S. Economy

The nation’s gross domestic product shrank during part of the reporting period and grew only modestly the remainder of the time, as tight credit, declining housing and investment values, rising unemployment and somber economic news weighed on consumers. GDP growth increased from a -0.2% annual rate in the fourth quarter of 2007 to 0.9% in the first quarter, rose to 2.8% in the second quarter, and then declined to -0.3% in the third quarter (the latter figure according to advanced estimate).1

The U.S. housing market malaise continued to curb economic activity. Weak sales, rising inventories, falling prices and much tighter lending standards caused the imbalances in the housing market to worsen over the period. Sales of existing homes nationwide rose just 1.4% to 5.18 million units annually from September 2007 to September 2008. For the same period, the average sale price of an existing home fell 9% to $191,600. Two years earlier, national sales totaled 7.076 million units annually with an average price of $219,600.2

As the economy cooled, job losses began to mount during the period. Employers cut 240,000 jobs in October 2008, following declines of 284,000 in September and 127,000 in August. For the first 10 months of 2008, employment fell by 1.2 million jobs, bringing the unemployment rate to 6.5% in October. That was the highest unemployment rate since March 1994. During the 12-month reporting period, the number of unemployed persons increased by 2.8 million and the unemployment rate rose by 1.7%.3

Inflation & Monetary Policy

Inflation indicators generally eased during the period. The Consumer Price Index (CPI) rose at a 3.7% annual rate for the 12 months ended October 31, 2008, compared with a 4.1% rate for all of 2007. The index for energy, which rose 17.4% in all of 2007, advanced at an 11.5% annual rate during the 12-month period. Excluding the volatile prices of food and energy, the core CPI advanced at a 2.2% annual rate during the period, compared to a 2.4% increase for all of 2007.

Notably, inflation appeared to abate sharply late in the period as credit market troubles intensified and economic activity slowed. The CPI decreased 1.0% in October 2008–the largest decline on record–following very little change in September and August. The energy index fell 8.6% in October after declining 1.9% in September and 3.1% in August.

After returning to a rate-easing mode in September of 2007, the Federal Reserve Open Market Committee (FOMC) cut interest rates repeatedly during the period, with the federal funds target rate dropping from 4.50% on October 31, 2007, to 1.00% on October 29, 2008. At their October 29 meeting, policymakers said they expected inflation to moderate in coming quarters but that downside risks to growth remained.

Equity Performance

Many stock indexes set record highs in early October 2007, just prior to this reporting period. For much of the following year, however, prices pulled back sharply–for some indexes to five-year lows in October 2008–due to worries in the credit, housing, job and consumer markets and the growing potential for a severe recession.

Small-company stocks outperformed large-company issues during the period. The Russell 2000® Index of small-company stocks posted a -34.16% total return, while the S&P 500 Index of large-company stocks recorded a -36.08% return. Value stocks modestly outperformed growth stocks during the period. The Russell 1000® Value Index returned -36.80%, while the Russell 1000® Growth Index posted a return of -37.30%.

Major market foreign stocks underperformed most domestic issues in dollar terms. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted a -46.34% total return in dollar terms.

Fixed Income Performance

The worsening credit crisis hurt all areas of the bond market except U.S. Treasury securities during the period. An investor flight to safety pushed U.S. Treasury bond prices up, driving Treasury yields down. Mortgage- and asset-backed bonds, municipals, high-yield bonds, bank loans and corporate bonds all suffered price declines as liquidity drained out of the market. Late in the period, the situation intensified with the failure and subsequent federal takeover or forced sale of a number of large financial institutions. Fannie Mae, Freddie Mac, Lehman Brothers, Washington Mutual, Wachovia, Merrill Lynch and AIG all were casualties of the crisis that overtook the financial industry.

The yield curve steepened during the period as Treasury yields fell especially sharply in shorter maturity lengths. The six-month Treasury yield fell from 4.09% to 0.94%, the five-year yield declined from 4.16% to 2.80%, the 10-year yield fell from 4.48% to 4.01%, and the 30-year Treasury yield declined from 4.74% to 4.35%.

The Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index of the broad U.S. bond market posted a 0.30% total return for the 12-month period, while the Barclays Capital Government/Corporate 1-3 Year Bond Index registered a 4.20% total return. The Barclays Capital Municipal Bond Index posted a -3.30% total return. Below-investment-grade corporate bonds were among the weakest performers, with the Barclays Capital U.S. Corporate High Yield Bond Index registering a -25.81% total return.

Outlook

Economic activity will likely remain sluggish at least until mid-2009. Eventually, the unprecedented amount of government stimulus in the system–in the form of bailouts and other liquidity programs–should begin to spur faster growth. Until then, the Federal Reserve will likely keep short-term interest rates low.

The mortgage crisis that started in 2007 has spread from the consumer through the banking system and is now poised to impact the broader economy. Rising unemployment, very weak consumer spending, and business spending cutbacks are now the primary risks to the economy. The support from exports that U.S. corporations have enjoyed is also now in jeopardy as global growth slows and the U.S. dollar strengthens. Helping to offset these risks somewhat, the U.S. government and governments around the world have initiated financial system rescue plans that may begin to show signs of returning some liquidity to the credit markets.

On a Personal Note

My colleague, Pam Moret, has recently taken on a new role at Thrivent Financial and will no longer serve as the President of Thrivent Mutual Funds. I, along with all of us at Thrivent Mutual Funds, want to thank Pam for her years of dedicated service to our shareholders. Her tenure saw tremendous improvement in investment performance, innovative product design and lower expenses for our shareholders. Her leadership and integrity set a standard for the position. It’s a standard I will work to build upon as I assume the position of President of Thrivent Mutual Funds, in addition to maintaining my current role as Chief Investment Officer of Thrivent Asset Management.

I look forward to using this forum in future publications to share thoughts and insight on the markets and investment strategies, along with updates on your Thrivent Mutual Funds. Until then, thank you for continuing to turn to us for your financial options.

Sincerely,

Russell W. Swansen
President and Chief Investment Officer Thrivent Mutual Funds

[1]	U.S. Department of Commerce, Bureau of Economic Analysis

[2]	National Association of Realtors

[3]	U.S. Department of Labor, Bureau of Labor Statistics

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent .com.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Aggressive Allocation Fund

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth by implementing an asset allocation strategy.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore, a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Aggressive Allocation Fund earned a return of -37.44%, as compared to the median return of its peer group, the Lipper Multi Cap Core category, of -38.7%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, earned a total return of -36.08% and 0.30%, respectively.

What factors affected the Fund’s performance?

Stocks fell sharply over the last fiscal year, reflecting profound disruptions in the credit markets that have meaningfully impaired expectations for economic growth not only in the United States but around the world. Credit has become both quite expensive and, in many areas, severely restricted for all but the highest quality borrowers. Governments around the world have stepped in with various programs to take the place of the traditional providers of credit as investors directed capital to only the safest alternatives.

Government and sovereign debt securities provided the best returns, with longer dated bonds appreciating and short-term government rates falling to levels not seen since the last recession. Late in the period, developing economy stock markets fell in concert with significant price breaks in oil and industrial metals. Domestically, small-cap stocks outperformed large-caps, but mid-cap stocks corrected more sharply than both large- and small-cap stocks.

The Fund has meaningful exposure to international stocks, although we were underweighted relative to our long-term target. In addition, we had significant exposure to both small- and mid-capitalization stocks, the benefit of the former being outweighed by the relative returns in the latter. The two most significant factors limiting our returns versus the S&P 500 benchmark were our exposure to international and mid-cap markets. We modestly bested the median Fund in our peer group category.

What is your outlook?

There is still a tremendous amount of uncertainty in both the economic and financial outlook. The programs that have been put in place appear to be making progress in facilitating a more normal lending environment. This would establish the basis for an improving economic environment. Holders of risk capital around the globe continue to be cautious. Additionally, consumers remain hesitant and have reduced purchases as the employment outlook remains tentative. Mitigating some of these concerns is a relatively well balanced corporate sector with moderate inventories and generally good balance sheets. That is not the case universally, with severe constraints in both automobiles and retail, areas that likely will experience significant restructuring pressure.

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Thrivent Large Cap Growth Fund	14.4%
Thrivent Partner International Stock Fund	14.2%
Thrivent Small Cap Stock Fund	9.5%
Thrivent Mid Cap Stock Fund	9.2%
Thrivent Large Cap Value Fund	9.0%
Thrivent Partner Small Cap Growth Fund	8.7%
Thrivent Large Cap Stock Fund	7.7%
Thrivent Mid Cap Growth Fund	5.8%
Thrivent Partner Mid Cap Value Fund	3.8%
Thrivent Income Fund	3.5%

The shares of these Funds represent 85.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Most risk asset classes are priced at extraordinary discounts to normal valuations, some at levels not seen in generations. At some point over the next 12 months, the holders of fresh capital will become dissatisfied with the unusually low returns currently being earned by the safest investment alternatives. Stock markets bottom well in advance of economic recovery. Recent studies have suggested that economic and market dislocations associated with crises in banking systems tend be longer in duration and deeper in magnitude. The data also suggests that broad and deep policy interventions have historically been associated with market inflection points. While not unequivocally in evidence at this point, the weight of the evidence suggests that the worst is likely behind us and sufficient catalysts are in place that would imply improvement for both the markets and the economy in 2009. We are positioning the Fund with that outlook in mind.

Portfolio Facts

As of October 31, 2008

	Class A	Institutional Class
Ticker	TAAAX	TAAIX
Transfer Agent ID	038	468
Net Assets	$264,196,147	$50,408,491
NAV	$8.26	$8.31
NAV - High†	11/6/2007 - $13.59	11/6/2007 - $13.65
NAV - Low†	10/27/2008 - $7.18	10/27/2008 - $7.23
Number of Holdings: 22

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	From Inception 6/30/2005
without sales charge	(37.44%)	(3.44%)
with sales charge	(40.87%)	(5.05%)

Institutional Class[3]	1-Year	From Inception 6/30/2005
Net Asset Value	(37.27%)	(3.09%)

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in those Indexes, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The Barclays Capital Aggregate Bond Index is the new name for the index formerly known as the Lehman Brothers Aggregate Bond Index. The Barclays Capital Aggregate Bond Index assumes the prior history and is compiled going forward using the same methodology of the Lehman Brothers Aggregate Bond Index.

****	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Moderately Aggressive Allocation Fund

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth by implementing an asset allocation strategy.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore, a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Moderately Aggressive Allocation Fund earned a return of -33.99%, as compared to the median return of its peer group, the Lipper Mixed Asset Target Allocation Growth category, of -30.84%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, earned a total return of -36.08% and 0.30%, respectively.

What factors affected the Fund’s performance?

Stocks fell sharply over the last fiscal year, reflecting profound disruptions in the credit markets that have meaningfully impaired expectations for economic growth not only in the United States but around the world. Credit has become both quite expensive and, in many areas, severely restricted for all but the highest quality borrowers. Governments around the world have stepped in with various programs to take the place of the traditional providers of credit as investors directed capital to only the safest alternatives.

Government and sovereign debt securities provided the best returns with longer dated bonds appreciating and short-term government rates falling to levels not seen since the last recession. Bonds exposed to credit risk have suffered significant price erosion. Late in the period, developing economy stock markets fell in concert with significant price breaks in oil and industrial metals. Domestically, small-cap stocks outperformed large-caps, but mid-cap stocks corrected more sharply than both large- and small-cap stocks.

The Fund has meaningful exposure to international stocks, although we were underweighted in this area versus our long-term target. In addition, we had significant exposure to both small- and mid-capitalization stocks, the benefit of the former being outweighed by the relative returns in the latter. The three most significant factors limiting our returns versus those of our peer group were a larger allocation to equity securities, our exposure to international and mid-cap equity markets and our holdings in credit based fixed-income products that did not provide the buffer of a larger allocation to government or sovereign debt. In aggregate, we outperformed the benchmark equity index.

What is your outlook?

There is still a tremendous amount of uncertainty in both the economic and financial outlook. The programs that have been put in place appear to be making progress in facilitating a more normal lending environment. Additionally, consumers remain hesitant and have reduced purchases as the employment outlook remains tentative. Mitigating some of these concerns is a relatively well balanced corporate sector with moderate inventories and generally good balance sheets. That is not the case universally, with severe constraints in both automobiles and retail, areas that likely will experience significant restructuring pressure.

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Thrivent Income Fund	12.6%
Thrivent Large Cap Value Fund	12.1%
Thrivent Large Cap Growth Fund	10.5%
Thrivent Partner International Stock Fund	10.0%
Thrivent Mid Cap Stock Fund	8.4%
Thrivent Large Cap Stock Fund	7.8%
Thrivent High Yield Fund	6.5%
Thrivent Limited Maturity Bond Fund	5.3%
Thrivent Small Cap Stock Fund	4.7%
Thrivent Partner Mid Cap Value Fund	3.9%

The shares of these Funds represent 81.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Most risk asset classes are priced at extraordinary discounts to normal valuations, some at levels not seen in generations. At some point over the next 12 months, the holders of fresh capital will become dissatisfied with the unusually low returns currently being earned by the safest investment alternatives. Stock markets bottom well in advance of economic recovery. Recent studies have suggested that economic and market dislocations associated with crises in banking systems tend be longer in duration and deeper in magnitude. The data also suggests that broad and deep policy interventions have historically been associated with market inflection points. While not unequivocally in evidence at this point, the weight of the evidence suggests that the worst is likely behind us and sufficient catalysts are in place that would imply improvement for both the markets and the economy in 2009. We are positioning the Fund with that outlook in mind.

Portfolio Facts

As of October 31, 2008

	Class A	Institutional Class
Ticker	TMAAX	TMAFX
Transfer Agent ID	037	467
Net Assets	$698,349,835	$56,199,716
NAV	$8.36	$8.41
NAV - High†	11/6/2007 - $13.04	11/6/2007 - $13.11
NAV - Low†	10/27/2008 - $7.43	10/27/2008 - $7.48
Number of Holdings: 33

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	From Inception 6/30/2005
without sales charge	(33.99%)	(2.98%)
with sales charge	(37.62%)	(4.60%)

Institutional Class[3]	1-Year	From Inception 6/30/2005
Net Asset Value	(33.83%)	(2.65%)

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales chare, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The Barclays Capital Aggregate Bond Index is the new name for the index formerly known as the Lehman Brothers Aggregate Bond Index. The Barclays Capital Aggregate Bond Index assumes the prior history and is compiled going forward using the same methodology of the Lehman Brothers Aggregate Bond Index.

****	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Moderate Allocation Fund

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore, a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Moderate Allocation Fund earned a return of -28.06%, as compared to the median return of its peer group, the Lipper Mixed Asset Target Allocation Moderate category, of -26.48%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, earned a total return of -36.08% and 0.30%, respectively.

What factors affected the Fund’s performance?

Stocks fell sharply over the last fiscal year, reflecting profound disruptions in the credit markets that have meaningfully impaired expectations for economic growth not only in the United States but around the world. Credit has become both quite expensive and, in many areas, severely restricted for all but the highest quality borrowers. Governments around the world have stepped in with various programs to take the place of the traditional providers of credit as investors directed capital to only the safest alternatives.

Government and sovereign debt securities provided the best returns, with longer dated bonds appreciating and short-term government rates falling to levels not seen since the last recession. Bonds exposed to credit risk have suffered significant price erosion. Late in the period, developing economy stock markets fell in concert with significant price breaks in oil and industrial metals. Domestically, small-cap stocks outperformed large-caps, but mid-cap stocks corrected more sharply than both large- and small-cap stocks.

The Fund had meaningful exposure to international stocks, although we were underweighted in the area versus our long-term target. In addition, we had significant exposure to both small- and mid-capitalization stocks, the benefit of the former being outweighed by the relative returns in the latter. The three most significant factors limiting our returns were a meaningful allocation to equity securities, our exposure to international and mid-cap equity markets and our holdings in credit based fixed-income products that did not provide the buffer of a larger allocation to government or sovereign debt. In aggregate, we outperformed the benchmark equity index.

What is your outlook?

There is still a tremendous amount of uncertainty in both the economic and financial outlook. The programs that have been put in place appear to be making progress in facilitating a more normal lending environment. This would establish the basis for an improving economic environment. Holders of risk capital around the globe continue to be cautious. Additionally, consumers remain hesitant and have reduced purchases as the employment outlook remains tentative. Mitigating some of these concerns is a relatively well balanced corporate sector with moderate inventories and generally good balance sheets. That is not the case universally, with severe constraints in both automobiles and retail.

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Thrivent Income Fund	18.9%
Thrivent Limited Maturity Bond Fund	18.6%
Thrivent Large Cap Value Fund	10.9%
Thrivent Large Cap Growth Fund	7.9%
Thrivent Partner International Stock Fund	6.8%
Thrivent High Yield Fund	6.1%
Thrivent Mid Cap Stock Fund	5.3%
Thrivent Large Cap Stock Fund	4.7%
Thrivent Real Estate Securities Fund	3.1%
Thrivent Partner Small Cap Value Fund	2.9%

The shares of these Funds represent 85.2% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Most risk asset classes are priced at extraordinary discounts to normal valuations, some at levels not seen in generations. Stock markets bottom well in advance of economic recovery. Recent studies have suggested that economic and market dislocations associated with crises in banking systems tend be longer in duration and deeper in magnitude. The data also suggests that broad and deep policy interventions have historically been associated with market inflection points. While not unequivocally in evidence at this point, the weight of the evidence suggests that the worst is likely behind us and sufficient catalysts are in place that would imply improvement for both the markets and the economy in 2009. We are positioning the Fund with that outlook in mind.

Portfolio Facts

As of October 31, 2008

	Class A	Institutional Class
Ticker	THMAX	TMAIX
Transfer Agent ID	036	466
Net Assets	$739,643,364	$28,365,136
NAV	$8.42	$8.43
NAV - High†	11/6/2007 - $12.19	11/6/2007 - $12.21
NAV - Low†	10/27/2008 - $7.69	10/27/2008 - $7.71
Number of Holdings: 33

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	From Inception 6/30/2005
without sales charge	(28.06%)	(1.83%)
with sales charge	(32.03%)	(3.47%)

Institutional Class[3]	1-Year	From Inception 6/30/2005
Net Asset Value	(27.87%)	(1.54%)

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Indexes, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The Barclays Capital Aggregate Bond Index is the new name for the index formerly known as the Lehman Brothers Aggregate Bond Index. The Barclays Capital Aggregate Bond Index assumes the prior history and is compiled going forward using the same methodology of the Lehman Brothers Aggregate Bond Index.

****	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Moderately Conservative Allocation Fund

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore, a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Moderately Conservative Allocation Fund earned a return of -20.53%, as compared to the median return for its peer group, the Lipper Mixed Asset Target Allocation Conservative category, of -19.12%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, earned a total return of -36.08% and 0.30%, respectively.

What factors affected the Fund’s performance?

Stocks fell sharply over the last fiscal year, reflecting profound disruptions in the credit markets that have meaningfully impaired expectations for economic growth not only in the United States but around the world. Credit has become both quite expensive and, in many areas, severely restricted for all but the highest quality borrowers. Governments around the world have stepped in with various programs to take the place of the traditional providers of credit.

Government and sovereign debt securities provided the best returns, with longer dated bonds appreciating and short-term government rates falling to levels not seen since the last recession. Bonds exposed to credit risk have suffered significant price erosion. Late in the period, developing economy stock markets fell in concert with significant price breaks in oil and industrial metals. Domestically, small-cap stocks outperformed large-caps, but mid-cap stocks corrected more sharply than both large- and small-cap stocks.

The Fund had exposure to international stocks, although we were underweighted in this area versus our long-term target. In addition, we had exposure to both small- and mid-capitalization stocks, the benefit of the former being outweighed by the relative returns in the latter. The three most significant factors limiting our returns were a meaningful allocation to equity securities, our exposure to international and mid-cap equity markets and our holdings in credit based fixed-income products that did not provide the buffer of a larger allocation to government or sovereign debt. In aggregate, we outperformed the benchmark equity index.

What is your outlook?

There is still a tremendous amount of uncertainty in both the economic and financial outlook. The programs that have been put in place appear to be making progress in facilitating a more normal lending environment. This would establish the basis for an improving economic environment. Holders of risk capital around the globe continue to be cautious. Additionally, consumers remain hesitant and have reduced purchases as the employment outlook remains tentative. Mitigating some of these concerns is a relatively well balanced corporate sector with moderate inventories and generally good balance sheets. That is not the case universally, with severe constraints in both automobiles and retail.

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Thrivent Limited Maturity Bond Fund	42.3%
Thrivent Income Fund	12.7%
Thrivent Large Cap Value Fund	8.3%
Thrivent Money Market Fund	4.9%
Thrivent High Yield Fund	4.6%
Thrivent Large Cap Growth Fund	4.2%
Thrivent Partner International Stock Fund	3.8%
Thrivent Mid Cap Stock Fund	3.2%
Thrivent Small Cap Stock Fund	2.6%
Thrivent Partner Mid Cap Value Fund	2.4%

The shares of these Funds represent 89.0% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Most risk asset classes are priced at extraordinary discounts to normal valuations, some at levels not seen in generations. Recent studies have suggested that economic and market dislocations associated with crises in banking systems tend be longer in duration and deeper in magnitude. The data also suggests that broad and deep policy interventions have historically been associated with market inflection points. While not unequivocally in evidence at this point, the weight of the evidence suggests that the worst is likely behind us and sufficient catalysts are in place that would imply improvement for both the markets and the economy in 2009. We are positioning the Fund with that outlook in mind.

Portfolio Facts

As of October 31, 2008

	Class A	Institutional Class
Ticker	TCAAX	TCAIX
Transfer Agent ID	035	465
Net Assets	$314,698,748	$11,064,603
NAV	$8.75	$8.77
NAV - High†	11/6/2007 - $11.46	11/6/2007 - $11.48
NAV - Low†	10/27/2008 - $8.24	10/27/2008 - $8.25
Number of Holdings: 31

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	From Inception 6/30/2005
without sales charge	(20.53%)	(0.54%)
with sales charge	(24.89%)	(2.20%)

Institutional Class[3]	1-Year	From Inception 6/30/2005
Net Asset Value	(20.30%)	(0.25%)

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The Barclays Capital Aggregate Bond Index is the new name for the index formerly known as the Lehman Brothers Aggregate Bond Index. The Barclays Capital Aggregate Bond Index assumes the prior history and is compiled going forward using the same methodology of the Lehman Brothers Aggregate Bond Index.

****	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Technology Fund

Darren M. Bagwell, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

The Fund primarily invests in technology-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. This and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Technology Fund earned a return of -49.79%, as compared to the median return of its peer group, the Lipper Science and Technology category, of -43.74%. The Fund’s market benchmark, the S&P North American Technology Sector Index, earned a total return of -41.46%.

What factors affected the Fund’s performance?

The Fund’s disappointing relative performance was almost entirely attributable to its exposure to the alternative energy sector–notably wind and solar. While we believed that the long-term secular growth potential for alternative energy to address global environmental, economic and security concerns posed by oil and fossil fuels was significant, and still do, we underestimated the short-term influence that declining oil prices and delayed government subsidy legislation would have on the group’s performance.

The health care sector was the other, much smaller, contributor to relative underperformance. Poor security selection was the culprit in a group that broadly outperformed the market, despite our emphasis on higher-quality, low-beta companies like biopharmaceutical maker BioMarin and eye-care supplier Alcon. We were absent from the strong-performing large-cap biopharmaceutical companies like Amgen, Gilead and Genzyme, as well.

Alternative energy and health care offset the general outperformance of almost all the other sectors represented in the Fund. Of particular note were the solid performances of our technology hardware holdings like Netezza (storage), FormFactor (semiconductor equipment) and Apple (computers). Software also contributed positively to relative performance, especially application software holdings in Compuware, Adobe and Quest Software.

What is your outlook?

At a macroeconomic level, we expect 2009 to be characterized by continued weak domestic economic growth burdened by further housing market weakness, difficult credit markets and deteriorating consumer spending trends; low and stable interest rates; a stable or stronger dollar; and continued weakening in international demand, including emerging economies. As difficult as current economic conditions remain, especially in technology, we are mindful that the equity markets are at historically low valuation levels even against significantly lowered expectations, and that their recovery can precede economic improvements by 12-18 months.

With respect to technology specifically, we expect global spending to be flat in 2009, compared to 5%-10% growth in the previous two years. We believe there will be moderate declines in developed economies, offsetting positive, but below-trend, growth in emerging economies. This should result in technology spending trends that are healthier than overall corporate profit and capital expenditure trends (which should be decidedly negative), due to the relative importance of technology to the competitive positioning and productivity pursuits that are key in weaker economic environments, as well as the relatively restrained technology spending patterns of corporations since 2001. As a result, we

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

EMC Corporation	10.4%
Teradyne, Inc.	4.5%
FormFactor, Inc.	4.5%
SPDR KBW Bank ETF	4.3%
Financial Select Sector SPDR Fund	4.3%
Apple, Inc.	4.1%
Google, Inc.	4.0%
Oracle Corporation	3.8%
International Business Machines Corporation	3.4%
Cisco Systems, Inc.	3.1%

These securities represent 46.4% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

are de-emphasizing consumer-dependent technology companies in favor of productivity-focused application software companies. Despite difficult credit conditions and the deteriorating expenditure environment, we believe there are value opportunities in areas like semiconductor equipment, where spending has already declined to maintenance levels and many debt-free companies sell near book values comprised of 35%-70% cash. We also retain our strong belief that the risk/reward remains favorable in alternative energy companies, with the heightened support and commitment of the new U.S. administration and probable recovery in oil prices representing the most likely catalysts for the group over the next 12 months.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	AATSX	BBTSX	THTIX
Transfer Agent ID	028	078	098
Net Assets	$19,151,529	$366,589	$1,280,321
NAV	$2.35	$2.21	$2.50
NAV - High†	11/2/2007 - $4.60	11/2/2007 - $4.36	11/2/2007 - $4.87
NAV - Low†	10/27/2008 - $2.07	10/27/2008 - $1.94	10/27/2008 - $2.20
Number of Holdings: 41

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	From Inception 7/1/2000
without sales charge	(49.79%)	(6.56%)	(15.95%)
with sales charge	(52.53%)	(7.60%)	(16.52%)

Class B3	1-Year	5 Years	From Inception 7/1/2000
without sales charge	(50.23%)	(7.14%)	(16.36%)
with sales charge	(52.22%)	(7.14%)	(16.36%)

Institutional Class[4]	1-Year	5 Years	From Inception 7/1/2000
Net Asset Value	(49.49%)	(6.02%)	(15.32%)

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. The Fund primarily invests in technology-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and S&P North American Technology Sector Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The S&P North American Technology Sector Index is the new name for the index formerly known as the CBOE GSTI Composite Index. The S&P North American Technology Sector Index assumes the prior history and is compiled going forward using the same methodology of the CBOE GSTI Composite Index.

Thrivent Partner Small Cap Growth Fund

Subadvised by Turner Investment Partners, Inc. The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small-capitalization companies.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Partner Small Cap Growth Fund earned a return of -41.96%, as compared to the median return of its peer group, the Lipper Small Cap Growth category, of -42.47%. The Fund’s market benchmark, the Russell 2000® Growth Index, earned a total return of -37.87%.

What factors affected the Fund’s performance?

As the financial crisis expanded over the last fiscal year, it began to more seriously impair the outlook for the domestic and global economy. As growth stocks tend to have higher levels of expectations embedded in prices, they can be more sensitive as economic and financial variables enter a state of flux. This was a meaningful factor in both the absolute returns of the group versus other sectors of the market and relative returns of the Fund. As our strategy emphasizes strong revenue and earnings growth, prices sometimes can adjust more quickly and harshly in times of heightened uncertainty.

Stock selection in both the information technology and consumer discretionary sectors was the main variable limiting the Fund’s returns versus the benchmark. Both of these groups, particularly in the small-cap growth segment, tend to be more dependent on good economic growth and will adjust more meaningfully as expectations are adjusted. In particular, in the information technology group, holdings in the software and services segments limited our results. In the consumer discretionary segment, the diminished economic outlook had the largest effect on our holdings in the travel and leisure industries, as well as holdings in consumer products companies with products and services most driven by discretionary spending. The industrial sector also experienced a more severe adjustment as expectations for global growth deteriorated late in the period. Many of these companies are suppliers to larger industrial manufacturers, and diminished credit availability caused concern related to future capital spending plans and infrastructure projects.

Mitigating some of the weakness above was a modest cash position, as well as better-than-benchmark results from holdings in the energy group. In particular, Petrohawk Energy and Concho Resources are examples of a few companies that achieved strong results despite the deteriorating fundamental environment. Holdings in tele-communications, utilities and health care provided better-than-benchmark results, but were not sufficient to offset the aforementioned factors limiting Fund performance.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Amedisys, Inc.	2.2%
United Therapeutics Corporation	1.8%
Haemonetics Corporation	1.6%
NuVasive, Inc.	1.6%
WMS Industries, Inc.	1.5%
Huron Consulting Group, Inc.	1.5%
Polycom, Inc.	1.5%
Thoratec Corporation	1.4%
Novellus Systems, Inc.	1.4%
Wabtec Corporation	1.3%

These securities represent 15.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The factors that have limited Fund results in the period are likely to mitigate and become advantages as we expect the deterioration in economic fundamentals will run its course over the next year. Markets will discount any improvement in the outlook long before it becomes apparent, and we believe the Fund is well positioned to benefit from that shift.

Our focus remains on owning stocks we believe have superior earnings prospects. With that in mind, the expected earnings growth of the Fund remains at a premium to that of the Russell 2000® Growth Index. Additionally, valuations for the portfolio are at a discount. This combination should position the Fund for improved results in a more constructive investment environment.

Portfolio Facts

As of October 31, 2008

	Class A	Institutional Class
Ticker	TPSAX	TPGIX
Transfer Agent ID	063	463
Net Assets	$9,625,248	$64,668,414
NAV	$7.72	$7.79
NAV - High†	11/6/2007 - $13.74	11/6/2007 - $13.82
NAV - Low†	10/27/2008 - $6.60	10/27/2008 - $6.66
Number of Holdings: 118

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	From Inception 6/30/2005
without sales charge	(41.96%)	(6.17%)
with sales charge	(45.15%)	(7.74%)

Institutional Class[3]	1-Year	From Inception 6/30/2005
Net Asset Value	(41.74%)	(5.87%)

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell 2000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The Russell 2000® Growth Index is an index comprised of companies with a greater than average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Partner Small Cap Value Fund

Subadvised by T. Rowe Price Associates, Inc.

The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stock and securities convertible into small company common stocks.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Partner Small Cap Value Fund earned a return of -26.94%, as compared to the median return of its peer group, the Lipper Small Cap Value category, of -33.08%. The Fund’s market benchmark, the Russell 2000® Value Index, earned a total return of -30.54%.

What factors affected the Fund’s performance?

Stock selection and avoiding securities in particularly weak industries were the most significant factors in the good relative returns achieved in the Fund. While absolute results were disappointing, the Fund did conserve some capital relative to the indexes and peers.

We achieved relatively favorable stock selection results across a number of sectors. The consumer discretionary sector was the most significant contributor, as our holdings declined appreciably less than the group. A lack of exposure in the media industry was a positive. Additionally, select exposures in the specialty retail industry declined modestly as compared to the group and the market. In particular, our positions in Aaron Rents and Haverty Furniture actually advanced over the holding period. Diversified consumer services and household durables were two other industries in which our average holdings provided results superior to their group peers. Fund results in information technology (IT) also bested the averages. In particular, holdings in the semiconductor, software and equipment industries performed better than the peer groups. Our holdings in IT services did not keep up with the broader industry and offset some of the advantage gained in other segments of the sector. The industrial sector was also responsible for some of the Fund’s advantage. Select holdings in the distribution, trading and air freight segments actually advanced over the period and materially lifted our relative returns. Electrical equipment holding Genlyte Group also advanced for the period. Health care sector results were quite supportive with strong relative returns across the Fund’s holdings in the biotechnology, heath care providers and equipment industries. A moderate cash position over the period also was additive to returns.

A factor limiting relative returns included a lack of exposure to certain segments in the financial sector. Despite all the macro challenges impairing financial firms, many small and regional banks had not exposed their operations to many of the more egregious practices of larger industry players and were able to expand market share as others retrenched. Moderate underweighting in the consumer staples sector was also a factor, as the segment declined much less than the broad market averages. Finally, an overweighted position in the energy sector offset some of the advantage gained in other Fund segments. While the energy sector was strong early in the period, it declined significantly in the final quarter of the fiscal year, as commodity and energy prices fell precipitously in the face of the weakening global economic outlook. We had reduced our position over the year but had not fully underweighted the group in advance of the fourth fiscal quarter weakness.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

ProAssurance Corporation	2.2%
Aaron Rents, Inc.	2.1%
Owens & Minor, Inc.	1.9%
Whiting Petroleum Corporation	1.7%
Mariner Energy, Inc.	1.5%
Cleco Corporation	1.4%
Woodward Governor Company	1.4%
AptarGroup, Inc.	1.4%
SVB Financial Group	1.2%
Genesee & Wyoming, Inc.	1.2%

These securities represent 16.0% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

We believe that the long-term trend for energy is increasing global demand and expect to remain overweighted in the sector. The financial sector is paying the price of excess. We have an underweighted stance in the sector, as we believe the benchmark index’s 30%+ allocation is too much. Rising food and energy costs and tighter lending conditions are taking a bite out of discretionary income. We continue to seek financially strong consumer discretionary companies that can navigate these tough times. We are taking care to ensure that the Fund’s largest holdings have strong balance sheets and business models. Bargains have been increasing across all industries, providing plentiful opportunities for value investing.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	AALVX	BBSVX	TPSIX
Transfer Agent ID	032	082	099
Net Assets	$54,295,492	$1,249,979	$75,397,695
NAV	$11.02	$10.20	$11.53
NAV - High†	11/2/2007 - $15.84	11/2/2007 - $14.91	11/2/2007 - $16.51
NAV - Low†	10/27/2008 - $9.27	10/27/2008 - $8.58	10/27/2008 - $9.69
Number of Holdings: 156

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	From Inception 7/17/2001
without sales charge	(26.94%)	5.14%	6.42%
with sales charge	(30.98%)	3.95%	5.61%

Class B3	1-Year	5 Years	From Inception 7/17/2001
without sales charge	(27.75%)	4.10%	5.78%
with sales charge	(30.39%)	4.10%	5.78%

Institutional Class[4]	1-Year	5 Years	From Inception 7/17/2001
Net Asset Value	(26.46%)	5.85%	7.20%

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Small Cap Stock Fund

David A. Maule, CFA, Portfolio Manager

The Fund seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ending October 31, 2008?

Thrivent Small Cap Stock Fund earned a return of -37.25%, as compared to the median return of its peer group, the Lipper Inc. Small Cap Core category, of -36.60%. The Fund’s market benchmark, the Russell 2000® Index, earned a total return of -34.16%.

What factors affected the Fund’s performance?

During the period, the financial markets saw unprecedented volatility due, in large part, to the weaknesses of both the housing and credit markets. The impact of this crisis reverberated throughout all financial markets, resulting in significant losses on an absolute basis for most asset classes, including small-cap stocks. There was literally no place to hide, as all sectors had negative returns for the period, although defensive sectors such as utilities, consumer staples, financials and health care performed better than the economically sensitive sectors of energy, materials, industrials and information technology.

Given our concerns regarding the deteriorating credit environment and an overleveraged consumer, the Fund was underweighted in the financials sector, which resulted in negative relative performance as the massive government intervention stabilized and supported the sector. Additionally, our economically sensitive holdings detracted from Fund performance during the period, as the market recognized the potential for a global economic slowdown. Within the energy, materials and industrials sectors, many of our highly cyclical holdings exhibited volatile negative price reactions over a very short period of time as the energy and commodity bull market began to unwind.

On the positive side, the Fund benefited from superior security selection within the consumer discretionary space, particularly within the media, restaurants and specialty retail industries. Other positive sector contributions included telecommunication services and consumer staples. Within the health care sector, our biotechnology holdings performed extremely well, while within the financial sector our real estate investment trusts provided solid outperformance.

What is your outlook?

We remain concerned regarding the worldwide economic outlook, as the credit crisis continues to roil the financial markets while many of the world’s largest economies appear to have entered a recession. Deflationary forces continue to push down valuations on almost all assets, including real estate, stocks, bonds, commodities and oil. Credit contraction has been severe, which should hinder economic growth for some time. Consumers are constrained and many will likely have to increase savings and reduce spending. We expect increased job losses and a higher unemployment rate going forward, along with declining wage growth. Therefore, the outlook for consumer spending remains poor, which should translate into weak economic growth.

Given our outlook, the Fund is positioned with an overweighted stance in the more defensive sectors of health care, consumer staples and utilities. Additionally, the Fund has an overweighted position in the financials sector, primarily regional banks, as they should benefit from aggressive government monetary policies.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Waste Connections, Inc.	0.9%
Ralcorp Holdings, Inc.	0.9%
TreeHouse Foods, Inc.	0.8%
Petrohawk Energy Corporation	0.8%
Carter’s, Inc.	0.8%
Chattem, Inc.	0.8%
New Jersey Resources Corporation	0.8%
Comtech Telecommunications Corporation	0.8%
Sybase, Inc.	0.7%
SVB Financial Group	0.7%

These securities represent 8.0% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

While the recent aggressive actions of the Fed, the U.S. Treasury and Congress may positively impact the economy in the short-term, the longer-term benefits are still uncertain. We remain fairly cautious because all the government programs will probably contribute to a larger Federal deficit at a time when the economy is likely in recession. The recession may be longer and deeper than many expect, as frugality should become the next big consumer trend, while corporations and state governments likely cut back on hiring and capital spending. We believe the Fund is positioned well for the current environment and, as economic conditions improve, we will adjust to a more aggressive stance.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	AASMX	BBSMX	TSCSX
Transfer Agent ID	024	074	094
Net Assets	$241,884,273	$2,848,610	$106,670,063
NAV	$10.33	$8.65	$11.43
NAV - High†	11/6/2007 - $18.51	11/6/2007 - $16.04	11/6/2007 - $20.11
NAV - Low†	10/27/2008 - $8.89	10/27/2008 - $7.44	10/27/2008 - $9.84
Number of Holdings: 257

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	10 Years
without sales charge	(37.25%)	1.96%	6.57%
with sales charge	(40.69%)	0.81%	5.96%

Class B3	1-Year	5 Years	10 Years
without sales charge	(37.94%)	0.89%	6.02%
with sales charge	(40.04%)	0.89%	6.02%

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	(36.86%)	2.56%	7.27%

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Small Cap Index Fund

Kevin R. Brimmer, FSA, Portfolio Manager

The Fund seeks capital growth that tracks the performance of the S&P SmallCap 600 Index by investing primarily in common stocks of the Index.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. While the Fund attempts to closely track the S&P SmallCap 600 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Small Cap Index Fund earned a return of -32.77%, as compared to the median return of its peer group, the Lipper Small Cap Core Funds category, of -36.60%. The Fund’s market benchmark, the S&P SmallCap 600 Index, earned a total return of -32.44%.

What factors affected the Fund’s performance?

The Fund is managed to virtually replicate the performance of the S&P SmallCap 600 Index, a prime measure of small stock performance. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index fund, the difference in performance between the benchmark index and the Fund itself can be largely attributed to expenses and minor differences in portfolio composition.

All sectors delivered negative 12-month returns. Small-cap stocks slightly outperformed large-cap and mid-cap stocks. Two sectors with the best relative performance were consumer staples and utilities. Investors showed a flight to quality, looking for lower volatility stocks. Stocks of consumer discretionary firms and materials, by contrast, were the weakest performers, posting the most negative returns. The former group has a significant exposure to the retail and automotive sectors, areas that were under extreme pressure as a result of the ongoing credit crunch. The latter is most exposed to changes of commodity prices. With the economic weakness spreading around the globe and supplies of many items becoming more available, prices weakened dramatically late in the period, pulling down earnings expectations and share prices in the group.

What is your outlook?

The Fund will remain fully invested in stocks designed to track the performance of the S&P SmallCap 600 Index. This strategy offers individuals an attractive way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

With uncertainty growing over the strength of the U.S. economy and an ongoing inflation threat, investors backed away from risk. Generally in a down market, large-cap stocks tend to out perform small-cap issues as the companies are better able to weather economic and financial downturns. Small-cap stocks corrected more severely in 2007 and were discounting some of the economic distress that has become

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Waste Connections, Inc.	0.8%
Piedmont Natural Gas Company, Inc.	0.7%
Southern Union Company	0.6%
Senior Housing Property Trust	0.6%
Atmos Energy Corporation	0.6%
Landstar System, Inc.	0.6%
Flowers Foods, Inc.	0.6%
CLARCOR, Inc.	0.5%
Woodward Governor Company	0.5%
Teledyne Technologies, Inc.	0.5%

These securities represent 6.0% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

more apparent over the recent fiscal year. Many risk assets are priced at extraordinary discounts to normal valuations. Typically, as equity markets bottom in anticipation of an economic recovery, small-cap stocks tend to perform well versus their larger-cap counterparts. Our belief is that adequate programs and policies are in place to allow an economic recovery to take hold in 2009. Stocks generally anticipate and react well in advance of apparent improvements of economic statistics.

Portfolio Facts

As of October 31, 2008

Class A
Ticker	AALSX
Transfer Agent ID	029
Net Assets	$26,280,253
NAV	$9.71
NAV - High†	11/6/2007 - $15.93
NAV - Low†	10/27/2008 - $8.13
Number of Holdings: 603

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	From Inception 7/1/2000
without sales charge	(32.77%)	2.41%	3.33%
with sales charge	(36.46%)	1.26%	2.63%

Value of a $10,000 Investment

Class A Shares*,1

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P SmallCap 600 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Growth Fund

Andrea J. Thomas, CFA, Portfolio Manager

The Fund seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies. Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Mid Cap Growth Fund earned a return of -39.95%, as compared to the median return of its peer group, the Lipper Mid Cap Growth category, of -43.16%. The Fund’s market benchmark, the Russell Midcap® Growth Index, earned a total return of -43.77%.

What factors affected the Fund’s performance?

Over the fiscal year, the global financial markets have been buffeted by the severe credit crisis that now is impairing growth not only in the United States, but in global economies as well. Emerging economies like China, India, Russia and Brazil are slowing dramatically, even though—as recently as this summer—strong domestic demand was expected to insulate those economies. While domestic demand will moderate the slowdown for those economies, it will not insulate them.

Although the Fund outperformed its benchmark and peers, it too has suffered a significant decline. Our modest but not insignificant position in cash over the period benefitted portfolio results. The financial sector was another contributor to performance; although this sector was negatively impacted by the credit crisis, we had underweighted this group and stock selection was better than average.

Stock selection in the telecom services area was a drag on performance as many of these companies rely on debt markets to finance their growth. Companies that are heavily dependent on access to credit and low financing costs generally did not fare well over the period, as capital became both scarce and expensive.

What is your outlook?

Globally, credit conditions are severe for all but the most creditworthy borrowers and government or sovereign debt issuers. Credit is the lifeblood of any healthy economy. Policymakers around the world are attempting to identify and implement fiscal or monetary programs to free up the lack of liquidity in traditional credit markets. We believe the process of repairing the markets will take quite a long while.

As we look at investing in this market, we still come back to the fact that despite all the problems with our system right now, the United States still has more transparency in its financial system than any other nation on the globe. We believe policymakers are taking the right steps to shore up the banking system, and we have seen encouraging signs that the short-term money markets and commercial paper markets have become less volatile. This is a giant first step. The next step, in our opinion, is to get bank lending back to healthy levels to sustain growth in the economy.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Activision Blizzard, Inc.	2.4%
C.R. Bard, Inc.	1.9%
DeVry, Inc.	1.9%
Burger King Holdings, Inc.	1.9%
F5 Networks, Inc.	1.8%
T. Rowe Price Group, Inc.	1.7%
Ultra Petroleum Corporation	1.7%
WMS Industries, Inc.	1.6%
Illumina, Inc.	1.6%
Pactiv Corporation	1.6%

These securities represent 18.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

While we do not believe we are fully through the credit unwinding and recession in the U.S. economy, we do believe it is time to begin positioning the portfolio toward early cycle stocks that will benefit from a turn in the U.S. economy over the course of the next 18 months. With that as our base assumption, we are positioning the portfolio toward stocks that have compelling valuations, trough margins, potential product cycles and, above all, healthy balance sheets.

While we believe the emerging markets will, over the course of time, continue to grow and be an ever-bigger factor in global supply and demand equations, it will likely be the United States that comes out of the quagmire first. However, in the next 12 to 24 months, these emerging areas may be good places once again to look for growth ideas.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	LBMGX	LUGBX	LBMIX
Transfer Agent ID	058	358	458
Net Assets	$165,013,929	$5,094,190	$45,186,767
NAV	$10.24	$9.06	$11.24
NAV - High†	11/6/2007 - $19.21	11/6/2007 - $17.45	11/6/2007 - $20.72
NAV - Low†	10/27/2008 - $8.65	10/27/2008 - $7.66	10/27/2008 - $9.49
Number of Holdings: 122

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	10 Years
without sales charge	(39.95%)	0.32%	4.36%
with sales charge	(43.25%)	(0.81%)	3.78%

Class B3	1-Year	5 Years	10 Years
without sales charge	(40.70%)	(0.77%)	3.97%
with sales charge	(42.75%)	(0.77%)	3.97%

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	(39.52%)	1.07%	5.15%

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses, or taxes.

Thrivent Partner Mid Cap Value Fund

Subadvised by Goldman Sachs Asset Management, L.P.

The Fund seeks to achieve long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Partner Mid Cap Value Fund earned a return of –35.12%, as compared to the median return of its peer group, the Lipper Mid Cap Value category, of -38.67%. The Fund’s market benchmark, the Russell Midcap® Value Index, earned a total return of -38.83%.

What factors affected the Fund’s performance?

The financial markets were under severe pressure across the majority of asset classes over the latest fiscal year owing to the unusual disruptions in the credit markets. Those factors ultimately manifest themselves in the real economy and have significantly impaired growth not only in the United States but around the world. Only those segments associated with safety of principal have been spared the declines that have impacted both the financial and real asset markets. Government or sovereign debt is currently viewed by many investors as the most attractive opportunity for risk capital.

Over the last fiscal year, the Fund has maintained a modest level of cash reserves but, given the severity of the decline, even a modest position in cash was a meaningful factor for portfolio results. Stock selection and sector emphasis in the Fund were additional components of the management process that aided relative returns in the period. In particular, holdings in the consumer discretionary sector and our underweighting of the group contributed to returns versus the benchmark, as results in the group were unusually weak. A lack of exposure to both the specialty retail industries and the media group were additive, since both of these segments were particularly weak. The Fund’s holding in H&R Block in the diversified consumer segment lifted results as the stock achieved positive returns for the holding period. In addition, a lack of exposure to the automobile segment also proved additive. Energy has been an area of focus for the Fund, with particular sensitivity to those companies in the natural gas area. This tilt was beneficial in an environment in which oil prices declined precipitously from unsustainable levels. Natural gas prices had experienced their correction in the prior year and held up relatively well when oil prices finally corrected. Our below average exposure to the financial sector was also rewarded over the reporting period.

Offsetting some of the factors above was poor performance from the Fund’s holdings in the materials and information technology sectors. In materials, holdings in the chemical and packaging sectors did not perform well as expectations for economic growth adjusted downwards. Both of these groups are more sensitive to the changed outlook for the global economy. Spending in information technology also tends to be closely related to economic activity, with a particular sensitivity to the health of the financial sector, as that group tends to be a significant customer for investment technology (IT). With the ongoing turmoil in the financial group, concerns related to IT budgets have increased.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Entergy Corporation	2.8%
PPL Corporation	2.5%
Amphenol Corporation	2.0%
W.R. Berkley Corporation	2.0%
H&R Block, Inc.	1.9%
Laboratory Corporation of America Holdings	1.8%
Clorox Company	1.8%
EOG Resources, Inc.	1.8%
Edison International, Inc.	1.6%
Newfield Exploration Company	1.6%

These securities represent 19.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

We believe the impact of the credit crunch is likely to ripple across the economy, impacting funding costs and end markets in a variety of industries. We are wary of companies led by unseasoned or untested management teams and are concerned that looming earnings disappointments will support market volatility at elevated levels. Looking forward, we see prospects in select companies that are poised to benefit from an environment of lower competition, higher pricing and improved market share. As a team, we strive to build a “quality statement” throughout the portfolio.

Portfolio Facts

As of October 31, 2008

	Class A	Institutional Class
Ticker	TPMAX	TPMIX
Transfer Agent ID	086	486
Net Assets	$7,364,290	$69,439,216
NAV	$7.89	$7.92
NAV - High†	11/6/2007 - $12.72	11/6/2007 - $12.75
NAV - Low†	10/27/2008 - $6.96	10/27/2008 - $6.99
Number of Holdings: 109

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	From Inception 6/30/2005
without sales charge	(35.12%)	(4.47%)
with sales charge	(38.68%)	(6.07%)

Institutional Class[3]	1-Year	From Inception 6/30/2005
Net Asset Value	(34.95%)	(4.18%)

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell Midcap® Value Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Mid Cap Stock Fund

Brian J. Flanagan, CFA Portfolio Manager

The Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Mid Cap Stock Fund earned a return of -41.38%, as compared to the median return of its peer group, the Lipper Mid Cap Core category, of -38.43%. The Fund’s market benchmark, the Russell Midcap® Index, earned a total return of -40.67%.

What factors affected the Fund’s performance?

Thrivent Mid Cap Stock Fund slightly underperformed its benchmark. While no sector was positive on an absolute basis, the financials, materials, consumer staples and information technology sectors all provided relative outperformance. This positive relative performance was offset by the energy, industrial and utility sectors. Security selection within the insurance and commercial bank sectors led the financial sector performance. Decent container volumes, significant price increases and cost management benefitted Silgan Holdings, Inc., which provided the majority of the material sector outperformance. Overweighting the consumer staples sector proved beneficial heading into a recession. Companies such as Treehouse Foods, H.J. Heinz Co., and Flowers Foods, Inc. all benefited as consumers ate more meals at home. Finally, special situations within the information technology (IT) sector offset a difficult IT spending environment. These contributions were offset by poor timing within the energy, industrial and utility sectors. Being underweighted in the energy and utility sectors for much of the first half of the year weighed on performance, as commodity prices hit all-time highs. Neutralizing these sectors at the middle of year failed to recapture that underperformance when commodity prices plummeted. Finally, poor security selection within the industrial sector detracted from relative performance. Overweighting the airline stocks as oil prices soared was particularly ill-timed.

What is your outlook?

The U.S. economic slowdown has been fast and furious, and the implications are spreading to Europe and Asia quickly. In this uncertain environment, valuation based on metrics, including cash levels, book values, and normalized earnings, is arguably the ballast providing safety and opportunity. Information technology, materials and financials appear to be attractive sectors. Even though IT spending levels continue to fall, the technology sector offers, in our opinion, many compelling characteristics–attractive valuations, strong balance sheets and cash flows, and restrained corporate information technology spending during the past few years. The valuation support should offer downside protection, and the restrained spending should create pent-up demand when the cycle eventually turns. Within the materials sector, the container and packaging companies continue to exhibit pricing discipline as they reduce capacity and turn away low-return business. While the slowing economy has resulted in less volume growth lately, declining raw material costs should offer significant margin leverage in 2009. Finally, many insurance companies offer attractive valuations combined with an improving pricing environment. The combination of a heavy catastrophe season, significant investment losses, and a lack of new

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Silgan Holdings, Inc.	3.0%
HCC Insurance Holdings, Inc.	2.8%
W.R. Berkley Corporation	2.5%
Southwestern Energy Company	1.7%
C.R. Bard, Inc.	1.7%
Albemarle Corporation	1.7%
Compuware Corporation	1.6%
FormFactor, Inc.	1.6%
New York Community Bancorp, Inc.	1.6%
TreeHouse Foods, Inc.	1.5%

These securities represent 19.7% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

capital has resulted in an improving pricing environment–the first in many years. At the same time pricing is turning, many of these companies are trading at trough valuations. Conversely, areas that have added significant capacity over the last few years and need access to the capital markets should be particularly vulnerable. The industrial and consumer discretionary sectors appear to be two such areas. Many industrial companies added significant capacity during the commodity boom and are now feeling the impacts of declining sales, lower pricing and weaker balance sheets. The consumer discretionary sector is also facing many headwinds. A slowing economy, a weak job market and a significant tightening of credit will all limit discretionary purchases, and consumer spending may decline for many quarters.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	AASCX	BBSCX	TMSIX
Transfer Agent ID	021	083	051
Net Assets	$488,882,295	$3,042,057	$217,403,055
NAV	$9.05	$7.37	$9.74
NAV - High†	12/10/2007 - $17.65	12/10/2007 - $14.95	12/10/2007 - $18.80
NAV - Low†	10/27/2008 - $7.77	10/27/2008 - $6.33	10/27/2008 - $8.36
Number of Holdings: 129

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	10 Years
without sales charge	(41.38%)	1.22%	4.31%
with sales charge	(44.61%)	0.09%	3.72%

Class B3	1-Year	5 Years	10 Years
without sales charge	(42.10%)	0.10%	3.69%
with sales charge	(44.03%)	0.10%	3.69%

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	(41.07%)	1.74%	4.86%

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Index Fund

Kevin R. Brimmer, FSA, Portfolio Manager

The Fund seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. While the Fund attempts to closely track the S&P MidCap 400 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Mid Cap Index Fund earned a return of -36.58%, as compared to the median return of its peer group, the Lipper Mid Cap Core category, of -38.43%. The Fund’s market benchmark, the S&P MidCap 400 Index, earned a total return of -36.46%.

What factors affected the Fund’s performance?

Because the Fund’s portfolio is designed to invest in a way that reflects its benchmark index, the only changes made to the portfolio are done to reconcile it with any alterations in the composition of the benchmark index. As typically occurs with an index fund, the difference in performance between the benchmark index and the Fund itself can be largely attributed to expenses and minor differences in portfolio composition.

Mid-caps underperformed both small-cap and large-cap stocks. All sectors had negative returns for the year. Utilities and consumer staples were the best performing sectors on a relative basis. By contrast, energy and telecommunication services stocks underperformed the most, due in part to lower demand for oil. Mid-cap indexes have a relatively large exposure to the more volatile components of the energy sector, and this exposure was a contributing factor in returns versus large- and small-cap stocks.

What is your outlook?

The Fund will remain fully invested in a way that tracks the performance of the S&P MidCap 400 Index. This strategy is an attractive way for individuals to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

McAfee, Inc.	0.7%
New York Community Bancorp, Inc.	0.7%
Stericycle, Inc.	0.7%
Everest Re Group, Ltd.	0.6%
Cephalon, Inc.	0.6%
Equitable Resources, Inc.	0.6%
Health Care REIT, Inc.	0.6%
Ross Stores, Inc.	0.6%
FMC Technologies, Inc.	0.6%
Dentsply International, Inc.	0.6%

These securities represent 6.3% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Typically, as the economic cycle progresses, investors begin to favor larger-cap issues. There is a potential for mid-cap stocks to outperform larger-cap stocks as large-cap stocks have more exposure to the global market. We still believe that attractive opportunities are available in the mid-cap marketplace in the months ahead. If investors’ appetite for risk were to increase as financial pressures ease, the mid-cap sector provides access to many companies that are more sensitive to economic growth and thus should perform accordingly.

Portfolio Facts

As of October 31, 2008

Class A
Ticker	AAMIX
Transfer Agent ID	030
Net Assets	$33,050,043
NAV	$8.89
NAV - High†	12/10/2007 - $15.66
NAV - Low†	10/27/2008 - $7.51
Number of Holdings: 402

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	From Inception 7/1/2000
without sales charge	(36.58%)	1.19%	1.85%
with sales charge	(40.09%)	0.05%	1.16%

Value of a $10,000 Investment

Class A Shares*,1

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

*	As you compare performance, please note that the Fund’s performance reflects Fund expenses, net of any reimbursements, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Worldwide Allocation Fund

Subadvised by Mercator Asset Management, LP Principal Global Investors, LLC, Aberdeen Asset Management Investment Services Limited, Victory Capital Management Inc. and Goldman Sachs Asset Management, L.P.

The Fund seeks long-term capital growth by investing primarily in equity and debt securities of issuers in developed and emerging markets. Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 8-month period ended October 31, 2008?

Thrivent Partner Worldwide Allocation Fund earned a return of -39.10% for the eight month period ending October 31, 2008. The inception date for the Fund was February 29, 2008. The Fund’s market benchmark, the MSCI All Country World Index, earned a total return of -41.41%.

What factors affected the Fund’s performance?

Thrivent Partner Worldwide Allocation Fund allocates assets across four major segments of investments: large-capitalization companies across Europe, Australasia and the Far East; small- and mid-capitalization companies across the same geographies; emerging or developing markets; and developing market debt. Major foreign stock markets succumbed to the same economic malaise that so severely depressed U.S. equity and fixed income markets, falling in the face of significant credit contraction and diminished outlook for economic growth. Small- and mid-capitalization companies fell more than their broader markets, reflecting a higher level of business sensitivity to both credit markets and slowing domestic and global demand. Debt fared better than equity, but emerging markets debt was impacted by the sharp falloff in commodity prices towards the end of the reporting period.

As asset prices fell, leveraged investors chose to or were forced to reduce holdings, many of which had a currency component to them. The yen and the dollar both rose significantly against most major and minor currencies late in the period, further impairing returns to U.S.-based holders of non-U.S. assets.

An underweighted stance in the financial sector, as well as a modest allocation to cash and emerging market debt, mitigated the decline over the period. The financial sector, particularly in the large markets of Western Europe and the UK, was under particular pressure because of exposure to many of the globally troubled asset classes. Emerging market debt took quite a sell-off late in the period as commodity and energy prices fell sharply in the face of expectations for meaningfully diminished demand just as additional capacity is expected to come on stream. While the longer-term picture for economically sensitive raw materials is reasonable, prices that have been far above trend or economic viability have constricted demand at the same time a slowdown in the global economy is setting back growth expectations. While shares of companies in emerging markets and small-capitalization issues fared poorly over the period relative to large-caps, the Fund’s holdings in those groups were modestly beneficial to results as managers in those portfolio segments added value when compared to their respective benchmarks.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Countries

(% of Net Assets)

Japan	16.2%
United Kingdom	13.7%
Switzerland	7.1%
France	5.1%
Germany	4.0%
Brazil	3.5%
Spain	2.8%
Netherlands	2.8%
Italy	2.6%
Mexico	2.3%

Investments in securities in these countries represent 60.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Global risk assets have been vigorously re-priced as investors grapple with the unwinding of the excessive debt and leverage that had built up over the last recovery. The credit crunch has resulted in serious implications for real growth in all economies. While there originally was some thought that domestic demand in emerging economies would mitigate the deterioration in large markets, that expectation has been dashed, as cross-economic dependencies are still quite high. Further exacerbating the challenges presented by the credit issues has been unacceptably high inflation readings, particularly in developing economies, which resulted in necessarily strong policy responses.

Valuations are attractive across most risk asset classes. The government policies that have been or are being implemented appear to be taking hold. That is a necessary prerequisite for any expectation of economic re-acceleration and market stabilization. The Fund is fully allocated across all asset categories, as we believe that markets are likely in the early phases of establishing the basis for improved returns.

Portfolio Facts

As of October 31, 2008

	Class A	Institutional Class
Ticker	TWAAX	TWAIX
Transfer Agent ID	034	087
Net Assets	$15,862,261	$46,957,552
NAV	$6.09	$6.10
NAV - High†	5/16/2008 - $10.62	5/16/2008 - $10.63
NAV - Low†	10/27/2008 - $5.25	10/27/2008 - $5.27
Number of Holdings: 358

†	For the period ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	From Inception 2/29/2008
without sales charge	(39.10%)
with sales charge	(42.44%)

Institutional Class[3]	From Inception 2/29/2008
Net Asset Value	(39.00%)

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI All Country World Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***	The MSCI All Country World Index is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Partner International Stock Fund

Subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC

The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks. Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Partner International Stock Fund earned a return of -47.01%, as compared to the median return of its peer group, the Lipper International Large Cap Core category, of -47.39%. The Fund’s market benchmark, the Morgan Stanley Europe, Australasia and Far East (EAFE) Index, earned a total return of -46.34%.

What factors affected the Fund’s performance?

Major foreign stock markets succumbed to the same economic malaise that so severely depressed U.S. equity and fixed-income markets, falling in the face of significant credit contraction and diminished outlook for economic growth. As asset prices fell, leveraged investors chose to or were forced to reduce exposures, many of which had a cross currency component to them. The yen and the dollar both rose significantly late in the period, further impairing returns to U.S.-based holders of non-U.S. assets.

The yen was often a currency of funding choice given the low interest rates. The dollar advanced as both a safe haven and in response to a severe break in commodity prices. Additionally, financial institutions’ efforts to shepherd capital and reduce outstanding loan balances reduced the amount of dollars available in the market. The UK and Continental Europe appeared to be most impacted, as their real estate and financial markets were geared in ways similar to that of the U.S. Europe is quite exposed to the deterioration in trade and increased financial risk that has surfaced in the commodity-based markets around the globe, given the strong export nature of some of its markets, particularly in Germany.

The Fund had been limiting its exposure to the financial sector, which mitigated some of the decline over the period. An offsetting factor was an emphasis on the industrial group, a segment that came under pressure late in the fiscal year under expectations of slowing economic growth and slower demand for industrial goods, particularly from emerging market countries. Health care shares also provided defensive positioning for the Fund, as did the traditionally conservative consumer staples sector. Our better-than-average stock selection within the energy sector had only a limited positive impact, since we had an underweighted sector stance. Country weightings were generally not a meaningful factor impacting returns positively or negatively over the period, as the Fund’s average exposures matched the major investment regions. Currency impacts were not a factor directly impacting portfolio performance relative to the benchmark.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Countries

(% of Net Assets)

Japan	22.2%
United Kingdom	20.3%
Switzerland	11.8%
France	6.7%
Germany	5.3%
Spain	4.7%
Italy	3.4%
Canada	3.1%
Netherlands	2.9%
Australia	2.6%

Investments in securities in these countries represent 83.0% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

When investor confidence is undermined, valuation may not matter as much, and stocks can become far cheaper than fundamentals would indicate. Therefore, some of the best buying junctures occur during points of maximum pessimism. The intense and indiscriminate selling pressure we have witnessed in recent weeks has given rise to some very attractive investment opportunities. While uncertainty remains high and volatility will likely remain elevated, we believe that current price levels offer attractive points to establish positions for investors with a reasonable time horizon. The portfolio has been biased towards larger-capitalization companies. We are seeing unusual opportunities in mid-capitalization segments and have begun to direct some effort to ferreting out attractive companies in that sector of the markets, as well.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	AAITX	BBITX	TISFX
Transfer Agent ID	023	084	093
Net Assets	$173,506,385	$2,572,150	$214,234,882
NAV	$7.50	$7.17	$7.67
NAV - High†	11/6/2007 - $15.64	11/6/2007 - $15.01	11/6/2007 - $15.95
NAV - Low†	10/27/2008 - $6.46	10/27/2008 - $6.18	10/27/2008 - $6.61
Number of Holdings: 215

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	10 Years
without sales charge	(47.01%)	1.07%	(0.56%)
with sales charge	(49.94%)	(0.07%)	(1.12%)

Class B3	1-Year	5 Years	10 Years
without sales charge	(47.76%)	(0.08%)	(0.95%)
with sales charge	(49.64%)	(0.08%)	(0.95%)

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	(46.66%)	1.75%	0.16%

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI EAFE Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***	The MSCI EAFE Index measures the performance of stocks in developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Large Cap Growth Fund

Scott A. Vergin, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

The Thrivent Large Cap Growth Fund earned a return of -39.08%, as compared to the median return of its peer group, the Lipper Large Cap Growth category, of -38.07%. The Fund’s market benchmark, the Russell 1000® Growth Index, earned a total return of -37.30%.

What factors affected the Fund’s performance?

The overall bear market in equities was a major factor in our performance. In addition, the fact that the Fund held less cash than the median of the peer group during the sharp market decline hurt performance.

A sector-based analysis shows that three sectors—financial, industrials and health care—provided the greatest contribution to the Fund’s performance. The financial sector posted the best relative returns, as our overweighted stances in JP Morgan Chase and NASDAQ OMX Group were significant outperformers in an overall poorly performing sector. The decline in oil prices during the latter part of the time period helped lift our holdings in the industrial sector by benefiting transportation companies like Northwest Airlines and Union Pacific. The health care sector was once again a positive contributor to performance, led by our ownership of Gilead Sciences, Abbott Laboratories and Baxter International.

Three sectors were the primary detractors from performance. Our underweighted position in consumer staples, which is a defensive sector, hurt during this equity market sell-off. Poor stock selection within the technology sector also detracted from performance, as our holdings in MasterCard and LDK Solar experienced severe corrections. The retreat in the price of commodities negatively impacted the materials sector; both our overweighted position and the substantial declines in our holdings of Freeport-McMoRan and U.S. Steel were major detractors from performance.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Gilead Sciences, Inc.	3.6%
Google, Inc.	3.5%
Microsoft Corporation	2.9%
Monsanto Company	2.4%
QUALCOMM, Inc.	2.4%
Apple, Inc.	2.4%
McDonald’s Corporation	2.2%
Wal-Mart Stores, Inc.	2.1%
Cisco Systems, Inc.	2.0%
J.P. Morgan Chase & Company	2.0%

These securities represent 25.5% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The historical sell-off in the equity markets implies the market has already discounted a significant amount of bad news. The market will likely exhibit continued volatile, choppy trading until the depth and duration of the economic recession and financial crisis becomes clearer. New sector leadership usually emerges from such market sell-offs and we look to financials and other early-cycle sectors as potential leaders in a market recovery.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	AAAGX	BBAGX	THLCX
Transfer Agent ID	027	077	060
Net Assets	$88,979,259	$2,689,776	$216,430,313
NAV	$3.69	$3.38	$3.94
NAV - High†	11/6/2007 - $6.46	11/6/2007 - $6.00	11/6/2007 - $6.87
NAV - Low†	10/27/2008 - $3.15	10/27/2008 - $2.88	10/27/2008 - $3.36
Number of Holdings: 121

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	From Inception 10/29/1999
without sales charge	(39.08%)	(1.46%)	(5.42%)
with sales charge	(42.43%)	(2.57%)	(6.01%)

Class B3	1-Year	5 Years	From Inception 10/29/1999
without sales charge	(39.63%)	(2.41%)	(5.85%)
with sales charge	(41.86%)	(2.41%)	(5.85%)

Institutional Class[4]	1-Year	5 Years	From Inception 10/29/1999
Net Asset Value	(38.86%)	(0.86%)	(4.62%)

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 1000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Large Cap Value Fund

Matthew D. Finn, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Large Cap Value Fund earned a return of -34.17%, as compared to the median return of its peer group, the Lipper Large Cap Value category, of -36.82%. The Fund’s market benchmark, the Russell 1000® Value Index, earned a total return of -36.80%.

What factors affected the Fund’s performance?

Investors have seen the economy slowing over the last year. By the end of October, any optimism that a recession could be avoided had disappeared. Indeed, investors appear to now be anticipating a severe global recession.

Stock selection accounted for the Fund’s outperformance of the benchmark. Stock selection was strongest in the financial services, technology and consumer staples sectors. In the financial services sector, the decision to sell AIG benefited the portfolio significantly relative to the benchmark and peers. Our research suggested that AIG had unquantifiable credit exposure primarily through its mortgage insurance and credit default swap books of business. If we can’t understand it, or value it, we generally avoid it. Minimal exposure to mortgage-related stocks also aided performance. The largest position in the thrift and mortgage industry, Hudson City Bancorp, helped performance significantly.

In the technology sector, positions in Accenture, International Business Machines (IBM) and Sybase were the primary contributors to strong relative performance. In the consumer staples sector, our significant position in General Mills helped relative returns, as the shares appreciated considerably.

Areas that hurt performance included the energy and materials sectors. In energy, the bulk of the pain was due to the position in Nabors Industries (drilling rigs). This position has been increased as the worst appears to be already reflected, valuation is attractive and eventually drilling activity will recover. In materials, positions in companies that participate in the chemicals industry hurt performance and have been reduced.

What is your outlook?

Economic forecasting is not an area where we have consistently added value. Therefore our focus is on stock selection. Our stock selection is of course guided by valuation. Currently we are finding the most attractive valuations in the banking and consumer cyclical areas of the market, and the portfolio is overweighted in those areas. While valuations are attractive, a major risk to these areas of

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

J.P. Morgan Chase & Company	4.0%
Exxon Mobil Corporation	3.2%
International Business Machines Corporation	2.8%
AT&T, Inc.	2.4%
Wal-Mart Stores, Inc.	2.3%
Chevron Corporation	2.3%
Abbott Laboratories	2.0%
General Mills, Inc.	2.0%
General Electric Company	1.9%
Johnson & Johnson	1.9%

These securities represent 24.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

the market is that any recession is long and these companies suffer accordingly. Our approach is to manage this risk with our position sizes and also to purchase the shares when the valuations are exceedingly low compared to how we expect them to perform at the lowest part of the economic cycle. Our emphasis on quality companies that are well positioned to survive and prosper in the ultimate recovery also helps to mitigate the risk of this strategy.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	AAUTX	BBEIX	TLVIX
Transfer Agent ID	022	072	092
Net Assets	$187,378,228	$2,810,533	$268,859,818
NAV	$11.10	$10.87	$11.19
NAV - High†	12/10/2007 - $17.63	12/10/2007 - $17.28	12/10/2007 - $17.78
NAV - Low†	10/27/2008 - $9.71	10/27/2008 - $9.52	10/27/2008 - $9.80
Number of Holdings: 109

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	From Inception 10/29/1999
without sales charge	(34.17%)	2.24%	(0.31%)
with sales charge	(37.78%)	1.08%	(0.93%)

Class B3	1-Year	5 Years	From Inception 10/29/1999
without sales charge	(35.01%)	1.10%	(0.74%)
with sales charge	(37.48%)	1.10%	(0.74%)

Institutional Class[4]	1-Year	5 Years	From Inception 10/29/1999
Net Asset Value	(33.88%)	2.76%	0.35%

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Large Cap Stock Fund

Matthew D. Finn, CFA (left) and Scott A. Vergin, CFA (right), Portfolio Co-Managers

The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Large Cap Stock Fund earned a return of -35.72%, as compared to the median return of its peer group, the Lipper Large Cap Core category, of -36.37%. The Fund’s market benchmark, the S&P 500 Index, earned a total return of -36.08%.

What factors affected the Fund’s performance?

Stocks fell sharply over the last fiscal year, reflecting the serious disruptions in the credit markets. Credit has become both quite expensive and, in many areas, severely restricted for all but the highest quality borrowers. Governments around the world have stepped in with various programs to take the place of the traditional credit providers as investors direct capital to only the safest alternatives. The financial sector continues to be largely impaired, reflecting severe investment and operating losses from both traditional and non-traditional banking activities.

The most important factor impacting the Fund’s modestly better results versus the benchmark was our defensive positioning in the financial sector. In general, the Fund had a bias against firms that had a business model highly dependent on capital markets’ activities or the securitization markets. Our emphasis on firms that operate within the framework of traditional lending practices and credit and balance sheet integrity was a benefit to results. Stock selection in both health care and information technology was also better than that of the benchmark.

Holdings in the materials sectors had a negative impact on results. For most of the period, commodity-related and energy sectors performed relatively well despite the turmoil in the broader market. In the final quarter of the fiscal year, however, commodity and energy prices fell sharply as the global economic outlook appeared to accelerate downwards and cascade over to emerging economies, impairing the outlook for near-term commodity demand. Also offsetting some of the better results in the financial group was an underweighted stance in the relatively defensive consumer staples sector, a group that appears to be overvalued as investors have rushed into the most conservative sectors of the markets.

What is your outlook?

There is still a tremendous amount of uncertainty in both the economic and financial outlook. The programs that have been put in place appear to be making progress in facilitating a more normal lending environment, which would establish the basis for an improving economic environment. Holders of risk capital around the globe continue to be cautious. Additionally, consumers remain hesitant and have reduced purchases as the employment outlook remains tentative. Mitigating some of these concerns is a relatively well-balanced corporate sector with moderate inventories and generally good balance sheets. That is not the case universally, with severe constraints in both automobiles and retail, areas that likely will experience significant restructuring pressure.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Exxon Mobil Corporation	4.0%
J.P. Morgan Chase & Company	3.4%
International Business Machines Corporation	2.9%
Johnson & Johnson	2.6%
Gilead Sciences, Inc.	2.5%
Abbott Laboratories	2.4%
Wal-Mart Stores, Inc.	2.3%
McDonald’s Corporation	2.0%
General Electric Company	2.0%
Southern Company	2.0%

These securities represent 26.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Most risk asset classes are priced at extraordinary discounts to normal valuations, some at levels not seen in generations. At some point over the next 12 months, the holders of fresh capital will become dissatisfied with the unusually low returns currently being earned by the safest investment alternatives. We are beginning to reposition assets to those segments that should benefit from an improving economic outlook and more stable financial environment. Immediate risks remain high, so activity is thoughtful and deliberate, but we believe valuations are unusually attractive for an investor with only a moderate time horizon. The large-cap core segment will benefit directly in any improvement in investor sentiment and outlook as it provides broad market exposure in highly liquid securities, both domestically and abroad.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	AALGX	BBLGX	IILGX
Transfer Agent ID	017	067	090
Net Assets	$1,658,797,719	$12,975,566	$164,189,326
NAV	$17.67	$16.06	$17.84
NAV - High†	12/10/2007 - $30.94	12/10/2007 - $28.42	12/10/2007 - $31.21
NAV - Low†	10/27/2008 - $15.37	10/27/2008 - $13.98	10/27/2008 - $15.52
Number of Holdings: 155

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	10 Years
without sales charge	(35.72%)	(1.01%)	0.08%
with sales charge	(39.25%)	(2.12%)	(0.48%)

Class B3	1-Year	5 Years	10 Years
without sales charge	(36.29%)	(1.93%)	(0.45%)
with sales charge	(38.52%)	(1.93%)	(0.45%)

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	(35.42%)	(0.56%)	0.51%

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Large Cap Index Fund

Kevin R. Brimmer, FSA, Portfolio Manager

The Fund seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. While the Fund attempts to closely track the S&P 500 Index, it does not exactly duplicate the composition of the Index. Individuals may not invest directly in any Index. Index funds are subject to the same market risks associated with stocks in their respective indexes. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Large Cap Index Fund earned a return of -36.36%, as compared to the median return of its peer group, the Lipper S&P 500 Index Objective Funds category, of -36.38%. The Fund’s market benchmark, the S&P 500 Index, earned a total return of -36.08%.

What factors affected the Fund’s performance?

The Fund’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Fund itself can largely be attributed to expenses and minor differences in portfolio composition.

All sectors delivered negative returns over the past year. Consumer staples and health care had the best relative performance in the market over the past year. These sectors tend to grow more than or, at worst, decline less than more cyclical companies in periods of economic weakness. They also tend to have higher-quality balance sheets.

Large-cap stocks outperformed mid-cap stocks but underperformed small-cap stocks over the past fiscal year. Information technology and the financial sectors delivered the most negative returns for the 12-month period. IT spending is cyclical and expectations are for spending to decline in the face of slowing or negative economic growth. The financial sector is essentially being restructured in the aftermath of the debt and excesses of the last cycle.

What is your outlook?

There is still a tremendous amount of uncertainty in both the financial and economic outlook. The programs that have been put in place appear to be making progress in facilitating a more normal lending environment. At some point, investors may become dissatisfied with unusually low returns being earned by the safest investment alternatives, and may shift money toward more recognizable blue chip companies that have the potential to achieve higher returns for their portfolios.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Exxon Mobil Corporation	4.5%
General Electric Company	2.5%
Procter & Gamble Company	2.3%
Microsoft Corporation	2.1%
Johnson & Johnson	2.0%
AT&T, Inc.	1.9%
J.P. Morgan Chase & Company	1.8%
Chevron Corporation	1.8%
International Business Machines Corporation	1.5%
Wal-Mart Stores, Inc.	1.5%

These securities represent 21.9% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

The financial calamity that began in the credit markets and has cascaded over to both the real economy and the equity markets appears to be running its course. The equity market should anticipate the ultimate recovery in the economy, and certainly the policy levers are all being exercised to foster greater availability of credit and higher growth. Inflation risks appear to have diminished significantly in the short term, and commodity and energy prices have experienced sharp corrections to levels that are more realistic in relation to costs and demand and supply variables. We believe the catalysts are in place for a meaningful recovery in equity prices over the next 12 months.

Portfolio Facts

As of October 31, 2008

Class A
Ticker	AALCX
Transfer Agent ID	031
Net Assets	$51,265,474
NAV	$6.71
NAV - High†	12/10/2007 - $10.50
NAV - Low†	10/27/2008 - $5.88
Number of Holdings: 503

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	From Inception 7/1/2000
without sales charge	(36.36%)	(0.27%)	(3.88%)
with sales charge	(39.85%)	(1.39%)	(4.53%)

Value of a $10,000 Investment

Class A Shares*,1

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Balanced Fund

Darren Bagwell, CFA (left) and Michael G. Landreville, CFA (right), Portfolio Co-Managers

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

The Fund is subject to interest rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Common stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Balanced Fund earned a return of -28.76%, as compared to the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of -30.84%. The Fund’s market benchmarks, the S&P Supercomposite 1500 Index and the Barclays Capital Aggregate Bond Index, earned total returns of -35.95% and 0.30%, respectively.

What factors affected the Fund’s performance?

The Fund’s equity component returned -35.89%. Sectors contributing the most to relative outperformance on the equity side included financials, consumer discretionary, consumer staples and materials. Health care was the primary source of partially offsetting relative underperformance.

Our equity outperformance in financials was due to our emphasis on higher-quality regional banks as well as our timely entries into stronger-performing national banks. Our continuing preference for JP Morgan at the expense of struggling Citigroup amongst the money-center banks was also a major contributor to performance. Within consumer discretionary, stock positions in value-oriented retailers Wal-Mart, TJX and Ross Stores generated solid relative returns. In consumer staples, our overweighted positions in large packaged food companies helped relative performance. Finally, our favoring of more stable and conservative materials names at the expense of the metals and commodity producers paid significant dividends. Underperformance in the health care sector was primarily due to our underweighting of pharmaceuticals.

A main reason for our fixed-income component’s relative underperformance was our underweighting of Treasury securities, which outperformed other fixed-income categories as investors flocked to safety throughout the period. Although we maintained a diversified portfolio of high-quality, mortgage-backed, asset-backed agency and corporate bonds, these securities generally experienced a drop in prices and a hike in yields–in many cases to record margins over Treasury yields–as the liquidity crunch worsened throughout the year.

The other major detractor from the fixed-income component’s relative performance was the floating-rate debt we used to back our forward purchase of Fannie Mae and Freddie Mac mortgage securities. The debt we used, all AAA-rated with maturities of from one to three years and a coupon rate that readjusts between one and three months, was impacted by sub-prime mortgage-related troubles and lost value.

What is your outlook?

We expect 2009 to be characterized by continued weak economic growth, burdened by further housing market weakness, difficult credit markets and deteriorating consumer spending trends; low and stable interest rates; a stable or stronger dollar; and continued weakening in international demand.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	8.3%
U.S. Treasury Notes, TIPS	1.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.5%
J.P. Morgan Chase & Company	1.3%
Exxon Mobil Corporation	1.2%
Apple, Inc.	1.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.1%
Procter & Gamble Company	1.1%
Devon Energy Corporation	0.9%
McDonald’s Corporation	0.9%

These securities represent 19.4% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Within the equity component, we see value in energy, technology, retailing, and the financial sector. As difficult as economic conditions remain, equity markets are at historically low valuation levels and their recovery can precede economic improvements by 12-18 months.

In the fixed-income markets, we expect the yield curve to remain steep and credit spreads to remain wide in the near future. We will maintain our current bond portfolio posture, not adding risk but not selling adversely affected securities that we believe are money good while market prices are down due to investor fears.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	AABFX	BBBFX	IBBFX
Transfer Agent ID	026	085	056
Net Assets	$143,027,811	$2,633,324	$50,741,268
NAV	$8.91	$8.88	$8.90
NAV - High†	12/10/2007 - $13.50	12/10/2007 - $13.43	12/10/2007 - $13.49
NAV - Low†	10/27/2008 - $8.15	10/27/2008 - $8.13	10/27/2008 - $8.14
Number of Holdings: 436

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	10 Years
without sales charge	(28.76%)	(0.13%)	1.59%
with sales charge	(32.66%)	(1.26%)	1.02%

Class B3	1-Year	5 Years	10 Years
without sales charge	(29.47%)	(1.11%)	1.12%
with sales charge	(32.08%)	(1.11%)	1.12%

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	(28.43%)	0.34%	2.05%

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 5.5%.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Barclays Capital Aggregate Bond Index, the S&P Supercomposite 1500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The Barclays Capital Aggregate Bond Index is the new name for the index formerly known as the Lehman Brothers Aggregate Bond Index. The Barclays Capital Aggregate Bond Index assumes the prior history and is compiled going forward using the same methodology of the Lehman Brothers Aggregate Bond Index.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

****	The S&P Supercomposite 1500 Index measures the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent High Yield Fund

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital by investing primarily in a diversified portfolio of high-yield corporate bonds.

The Fund typically invests a majority of its assets in high-yield bonds (commonly referred to as junk bonds). Although high-yield bonds typically have a higher current yield than investment-grade bonds, high-yield are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent High Yield Fund earned a return of -22.70%, as compared to the median return of its peer group, the Lipper U.S. High Current Yield Funds, of -24.21%. The Fund’s market benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, earned a total return of -25.81%.

What factors affected the Fund’s performance?

With investors focused on growing troubles in the credit markets and a massive de-leveraging of the U.S. financial system, the high-yield bond market sold off significantly during the period. The yield premium or “spread” high-yield bonds offered over that of Treasury securities increased from 4.21% at the beginning of the period to 14.79% on October 31, 2008, with a simultaneous drop in their prices. This was the most significant spread widening that the high-yield market has ever witnessed. The sell-off was especially dramatic in the period’s final month of October. Also, spreads became much wider during the period than those seen in either of the last two recessions (1990-1991 and 2000-2001).

The Fund outperformed its peer group during this challenging period mainly due to our emphasis on higher-quality bonds. Our position in bonds of the lowest credit quality (CCC-rated) was significantly underweighted relative to our benchmark index (by about 7.50 percentage points at the end of the period). Other factors that enhanced our performance relative to our peer group included our overweighted positions in recession-resistant industries such as health care (down 10.50%, a modest decline compared to the overall market), wireless (down 12%), and our underweighted positions in recession-prone industries such as autos (down 36%), retail (down 28%), building materials (down 32%) and finance (down 63%).

Detracting from the Fund’s performance was our overweighted position in the gaming sector (down 43% during the period), though our credit selection in this sector was good. The Fund’s gaming sector holdings were down 32% during the period.

What is your outlook?

Our outlook for high-yield bonds is cautious and will remain so until it becomes clearer how the economy will perform in 2009. We think the rate cutting and other credit-easing moves undertaken by the Federal Reserve and central banks around the world during the period will help stabilize our financial system.

Even so, we are concerned about the threats to growth posed by continued problems in the housing and credit markets, softening consumer demand and rising unemployment. In a recession, high-yield bonds typically perform poorly. With slow or no economic growth, we expect default rates in high-yield bonds to increase significantly over the next year or two. For these reasons, we will keep a defensive stance.

Major Market Sectors

(% of Net Assets)

Moody’s Bond Quality

Ratings Distributions

Top 10 Holdings

(% of Net Assets)

Texas Competitive Electric Holdings Company, LLC	1.1%
Ford Motor Company, Term Loan	1.1%
Intelsat Subsidiary Holding Company, Ltd.	1.1%
MGM MIRAGE	1.1%
Leucadia National Corporation	1.0%
HCA, Inc., Term Loan	1.0%
General Motors Acceptance Corporation	1.0%
Tunica Biloxi Gaming Authority	0.9%
TransDigm, Inc.	0.9%
Centennial Communications Corporation	0.9%

These securities represent 10.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

With high-yield bond yield spreads so wide, however, the market appears to have priced in the expected increase in defaults and, we think, may be overcompensating investors at current yields. As much of the damage to the market appears to have been done already, we are finding some very attractive opportunities to add value to the Fund by making selective investments. For suitable investors, we believe that now may be a good time to be averaging into a high-yield bond portfolio.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	LBHYX	LUHBX	LBHIX
Transfer Agent ID	073	373	473
Net Assets	$318,801,212	$3,357,971	$129,418,421
NAV	$3.59	$3.59	$3.59
NAV - High†	11/1/2007 - $5.02	11/1/2007 - $5.02	11/1/2007 - $5.03
NAV - Low†	10/28/2008 - $3.57	10/28/2008 - $3.57	10/28/2008 - $3.57
Number of Holdings: 236

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	10 Years
without sales charge	(22.70%)	0.75%	0.94%
with sales charge	(26.22%)	(0.18%)	0.48%

Class B3	1-Year	5 Years	10 Years
without sales charge	(23.37%)	(0.10%)	0.58%
with sales charge	(26.22%)	(0.10%)	0.58%

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	(22.52%)	1.17%	1.32%

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 4.5%.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***	The Barclays Capital U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The Barclays Capital U.S Corporate High Yield Bond Index is the new name for the index formerly known as the Lehman Brothers U.S Corporate High Yield Bond Index. The Barclays Capital U.S Corporate High Yield Bond Index assumes the prior history and is compiled going forward using the same methodology of the Lehman Brothers U.S Corporate High Yield Bond Index.

Thrivent Municipal Bond Fund

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation, by investing primarily in a diversified portfolio of municipal bonds.*

The Fund is subject to interest rate risk, credit risk related to an issuer’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Municipal Bond Fund earned a return of -2.92%, as compared to the median return of its peer group, the Lipper General Municipal Debt Funds Category, of -6.87%. The Fund’s market benchmark, the Barclays Capital Municipal Bond Index, earned a total return of -3.30%.

What factors affected the Fund’s performance?

The credit crunch that started in sub-prime mortgages worsened throughout the period and affected all types of fixed-income securities, including municipal bonds. Yields fell on shorter-term municipal bonds and rose on longer-term securities as the Federal Reserve cut interest rates repeatedly and investors sought the relative safety of shorter maturities and higher-rated issuers. Fortunately, our portfolio was positioned for a steepening yield curve and a market emphasis on quality.

Our heavier weighting of three- to 10-year bonds enhanced our performance relative to our peer group as prices at the shorter end of the yield curve rose slightly or stayed relatively stable. A focus on high-quality securities also benefited our relative performance, as investor appetite for risk diminished and the liquidity crisis continued to impact other bond sectors. The ongoing flight to quality boosted yields of lower-rated bonds and pushed down their prices. Consequently, our lower weighting in high-yield municipal bonds enhanced our performance relative to our peer group. The Fund had limited exposure to high yield, whereas some other funds had a considerable percentage of their portfolios in this segment.

Our decision to avoid two types of securities that performed poorly also enhanced the Fund’s performance relative to its peer group. These included gas prepay bonds, which lost value due to concerns about unrelated losses incurred by the major banks that underwrite them; and floating-rate-note securities, many of which were down sharply during the period. Our underweighted position in tobacco-sector bonds, which also performed poorly, benefited the Fund’s relative performance as well.

Despite the troubles facing bond insurers during the period, the Portfolio fared well because our insured holdings are, on average, of high quality and their prices did not fall dramatically as a result. Rather than rely on bond insurance, we insist on carefully researching the credit quality of each security we consider.

What is your outlook?

Economic activity will likely remain sluggish at least through the first half of 2009. Eventually, however, the massive government bailout and stimulus programs should begin to spur faster growth. At that point, inflation may once again become a concern.

Major Market Sectors

(% of Net Assets)

Moody’s Bond Quality

Ratings Distributions

Top 10 States

(% of Net Assets)

Texas	10.9%
Illinois	9.3%
New York	8.3%
California	7.9%
Colorado	5.9%
Washington	4.6%
Minnesota	3.8%
Georgia	3.2%
Ohio	3.1%
Massachusetts	3.0%

Investments in securities in these States represent 60.0% of the total net assets of the Fund.

*Investors may be subject to state taxes and federal alternative minimum tax.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments.

In the meantime, we expect further volatility in the municipal bond market, a continued steep yield curve and wide credit spreads. State and local governments will likely face tighter budgets, requiring difficult decisions about priorities. Insurance should also be less prevalent than in past years, when roughly 50% of new issuances came with insurance. The market for municipal bonds itself is also shifting from institutional to retail buyers. With the dynamic nature of today’s municipal bond market, investors must do their homework and monitor their holdings carefully. We will continue to do that for you. We believe that the Fund is in a strong position to take advantage of upcoming market values. Going forward, we will look for opportunities to add select longer-maturity and slightly lower-rated bonds to our Portfolio to continue our efforts to enhance shareholders’ total return.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	AAMBX	TMBBX	TMBIX
Transfer Agent ID	015	065	088
Net Assets	$1,104,836,754	$3,807,038	$35,064,623
NAV	$10.37	$10.36	$10.36
NAV - High†	1/23/2008 - $11.41	1/23/2008 - $11.41	1/23/2008 - $11.41
NAV - Low†	10/17/2008 - $10.01	10/17/2008 - $10.00	10/17/2008 - $10.01
Number of Holdings: 433

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	10 Years
without sales charge	(2.92%)	2.43%	3.71%
with sales charge	(7.32%)	1.49%	3.24%

Class B3	1-Year	5 Years	10 Years
without sales charge	(3.69%)	1.72%	3.32%
with sales charge	(7.40%)	1.72%	3.32%

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	(2.71%)	2.72%	3.96%

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 4.5%.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Barclays Capital Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The Barclays Capital Municipal Bond Index is the new name for the index formerly known as the Lehman Brothers Municipal Bond Index. The Barclays Capital Municipal Bond Index assumes the prior history and is compiled going forward using the same methodology of the Lehman Brothers Municipal Bond Index.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Income Fund

Kent L. White, CFA (left) and Paul J. Ocenasek, CFA (right), Portfolio Co-Managers

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital.

The Fund is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Income Fund earned a return of -14.19%, as compared to the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated Funds, of -14.91%. The Fund’s market benchmark, the Barclays Capital Aggregate Bond Index, earned a total return of 0.30%.

What factors affected the Fund’s performance?

Most of the outperformance relative to our peer group was attributable to the defensive, up-in-quality bias of the Fund’s holdings in corporate bonds. Given our expectations for a prolonged period of economic weakness and limited availability of capital, we were overweighted in investment-grade corporate bonds versus lower quality high-yield corporate bonds, and underweighted in consumer and cyclically exposed sectors of the economy. Being overweighted in cash and underweighted in a number of the large financial failures such as AIG, Washington Mutual and Fannie Mae also helped performance relative to our peer group during the worst part of this past year’s credit crisis.

The Fund has continued to be negatively impacted by the illiquid floating-rate securities that were used to support the forward purchase of mortgage securities. These securities have been the largest source of negative return contribution over the past year and remain highly illiquid. We also had an underweighted position in U.S. Treasury securities, U.S. agency securities and agency-backed mortgage securities, all of which are higher-quality asset classes that outperformed as riskier credit underperformed in one of the worst years ever for the credit markets.

What is your outlook?

We continue to expect a prolonged period of significant economic weakness as it appears the world’s economies are entering one of the first synchronized global recessions in a long time. The mortgage crisis that started in 2007 has spread from the consumer through the banking system and is now poised to impact the broader economy. Rising unemployment, very weak consumer spending, and business spending cutbacks are now the primary risks to the economy. The support from exports that U.S. corporations have enjoyed is also now in jeopardy as global growth slows and the U.S. dollar strengthens. Helping to offset these risks somewhat, the U.S. government and governments around the world have initiated financial-system rescue plans that may begin to show signs of returning some liquidity to the credit markets.

Major Market Sectors

(% of Net Assets)

Moody’s Bond Quality

Ratings Distributions

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	8.0%
Wachovia Bank Commercial Mortgage Trust	1.3%
Federal Home Loan Bank	1.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.2%
Federal Home Loan Mortgage Corporation	1.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.1%
Federal National Mortgage Association	1.1%
Citigroup Commercial Mortgage Trust	1.0%
Merna Re, Ltd.	1.0%
U.S. Treasury Notes	1.0%

These securities represent 18.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

We are much less concerned about inflation at this point in the economic cycle, but need to stay vigilant due to the very large amount of stimulus that is in the pipeline from governments around the world. Given this outlook, with downside risks to growth and minimal inflation concerns, we have a neutral to slightly long bias to duration and the Treasury curve.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	LUBIX	LUIBX	LBIIX
Transfer Agent ID	055	355	455
Net Assets	$326,207,647	$2,404,589	$318,513,413
NAV	$6.92	$6.90	$6.91
NAV - High†	1/23/2008 - $8.57	1/23/2008 - $8.55	1/23/2008 - $8.56
NAV - Low†	10/31/2008 - $6.92	10/31/2008 - $6.90	10/31/2008 - $6.91
Number of Holdings: 316

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	10 Years
without sales charge	(14.19%)	(0.01%)	2.68%
with sales charge	(18.05%)	(0.92%)	2.21%

Class B3	1-Year	5 Years	10 Years
without sales charge	(14.95%)	(0.84%)	2.29%
with sales charge	(18.20%)	(0.84%)	2.29%

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	(13.85%)	0.37%	3.03%

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 4.5%.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The Barclays Capital Aggregate Bond Index is the new name for the index formerly known as the Lehman Brothers Aggregate Bond Index. The Barclays Capital Aggregate Bond Index assumes the prior history and is compiled going forward using the same methodology of the Lehman Brothers Aggregate Bond Index.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Core Bond Fund

Michael G. Landreville, CFA (left) and Gregory R. Anderson, CFA (right), Portfolio
Co-Managers

The Fund seeks a high level of current income consistent with capital preservation by investing primarily in a diversified portfolio of investment-grade bonds.

The Fund is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Core Bond Fund earned a return of -10.13%, as compared to the median return of its peer group, the Lipper Intermediate Investment Grade Debt Funds, of -6.38%. The Fund’s market benchmark, the Barclays Capital Aggregate Bond Index, earned a total return of 0.30%.

What factors affected the Fund’s performance?

A main reason for our underperformance relative to the peer group was our underweighting of Treasury securities, which outperformed other fixed-income categories as investors flocked to safety throughout the period. Although we maintained a diversified portfolio of high-quality mortgage-backed, asset-backed, agency and corporate bonds, these securities generally experienced a drop in prices and a hike in yields–in many cases to record margins over Treasury yields–as the liquidity crunch worsened throughout the year.

Within our corporate bond holdings we’ve typically held an overweighted position in the financial sector, which generally has been a high-rated area of the market. But during the 12-month reporting period, the worsening liquidity crisis hurt the financial sector overall, since finance corporations issue and hold the affected securities. Our bank and brokerage securities were particularly affected during the period. In addition, some of the corporate financial sector bonds we held were “hybrid securities.” These securities are designed to put the bondholder lower in the corporate repayment order in case of bankruptcy–but still ahead of stockholders–in exchange for higher returns. However, they were also hard hit by the credit crunch.

The other major detractor from the Fund’s relative performance was the floating-rate debt we used to back our forward purchase of Fannie Mae and Freddie Mac mortgage securities. The debt we used, all AAA-rated with maturities of from one to three years and a coupon rate that readjusts between one and three months, was impacted by sub-prime mortgage-related troubles and lost value.

What is your outlook?

Economic activity will likely remain sluggish at least until mid-2009. Eventually, the unprecedented amount of government stimulus in the system–in the form of bailouts and other liquidity programs–should begin to spur faster growth. Until then, the Federal Reserve will likely keep short-term interest rates low. Lower interest rates, however, may be less effective in prompting a recovery than the massive government liquidity programs planned or in progress.

Major Market Sectors

(% of Net Assets)

Moody’s Bond Quality

Ratings Distributions

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	24.8%
U.S. Treasury Notes, TIPS	6.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	5.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.9%
Federal Home Loan Bank	1.7%
U.S. Treasury Notes	1.6%
Renaissance Home Equity Loan Trust	1.6%
Bear Stearns Commercial Mortgage Securities, Inc.	1.6%
U.S. Treasury Notes	1.3%
Federal National Mortgage Association	1.3%

These securities represent 49.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

We expect the yield curve to remain steep and credit spreads to remain wide in the near future. We will maintain our current portfolio posture, not adding risk but not selling adversely affected securities, which we believe are money good while market prices are down due to investor fears. As noted, we think the worst is over for our affected corporate and floating-rate securities and that their value should rebound as the market calms down.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	AAINX	BBFBX	IIINX
Transfer Agent ID	016	066	089
Net Assets	$223,492,006	$1,481,556	$64,979,765
NAV	$8.36	$8.36	$8.36
NAV - High†	1/23/2008 - $9.88	1/23/2008 - $9.88	1/23/2008 - $9.88
NAV - Low†	10/31/2008 - $8.36	10/31/2008 - $8.36	10/31/2008 - $8.36
Number of Holdings: 186

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	10 Years
without sales charge	(10.13%)	0.47%	3.03%
with sales charge	(14.17%)	(0.45%)	2.56%

Class B3	1-Year	5 Years	10 Years
without sales charge	(11.23%)	(0.57%)	2.54%
with sales charge	(14.65%)	(0.57%)	2.54%

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	(9.92%)	0.86%	3.44%

Value of a $10,000 Investment

Class A Shares*,1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A performance reflects the maximum sales charge of 4.5%.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The Barclays Capital Aggregate Bond Index is the new name for the index formerly known as the Lehman Brothers Aggregate Bond Index. The Barclays Capital Aggregate Bond Index assumes the prior history and is compiled going forward using the same methodology of the Lehman Brothers Aggregate Bond Index.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Limited Maturity Bond Fund

Michael G. Landreville, CFA (left) and Gregory R. Anderson, CFA (right), Portfolio Co-Managers

The Fund seeks a high level of current income with stability of principal.

The Fund is subject to interest rate risk, credit risk related to a company’s underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Limited Maturity Bond Fund earned a return of -5.03%, as compared to the median return of its peer group, the Lipper Short Investment Grade Debt Funds, of -3.15%. The Fund’s market benchmark, the Barclays Capital Government/Credit 1-3 Year Bond Index, earned a total return of 4.20%.

What factors affected the Fund’s performance?

The main reason for our underperformance relative to the peer group was our underweighting of Treasury securities, which outperformed other fixed-income categories as investors flocked to safety throughout the period. Although we maintained a diversified portfolio of high-quality mortgage-backed, asset-backed, agency and corporate bonds, these securities generally experienced a drop in prices and a hike in yields as the liquidity crunch worsened throughout the year.

Most of the Fund’s negative performance occurred over the last three months of the 12-month period. The failures or forced sale of several large financial institutions–including Fannie Mae, Freddie Mac, Lehman Brothers, Washington Mutual, Wachovia, Merrill Lynch and AIG–escalated investors’ fears and their rush to safety. During these months the yield spread, or the yield margin over government-guaranteed Treasury securities that other types of bonds pay, grew to the widest levels ever seen.

With rising concerns about how much the housing slump and worsening credit crisis would disrupt the economy, the Federal Reserve Open Market Committee cut short-term interest rates repeatedly during the period, with the federal funds target rate dropping from 4.50% on October 31, 2007, to 1.00% on October 29, 2008. The government also undertook other extraordinary measures to inject liquidity into the financial system. The yield on the two-year Treasury note fell from 3.95% to 1.55% during the period.

Our relative performance benefited during the period from moves to position the Portfolio for a steeper yield curve and purchasing options on Treasury futures, which enabled us to extend the Portfolio’s duration when interest rates declined significantly. The options’ value grew as rates fell. The Fund’s relative performance also benefited from our overweighted position in agency securities, which did significantly better than corporate bonds or securitized assets.

Major Market Sectors

(% of Net Assets)

Moody’s Bond Quality

Ratings Distributions

Top 10 Holdings

(% of Net Assets)

U.S. Treasury Notes, TIPS	3.4%
U.S. Treasury Notes	2.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.2%
Federal Home Loan Bank	2.1%
Federal Home Loan Mortgage Corporation	1.8%
Federal National Mortgage Association	1.6%
Federal Home Loan Bank	1.3%
Federal Home Loan Bank	1.1%
Federal Home Loan Bank	1.1%
Federal Home Loan Bank	1.1%

These securities represent 18.4% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

Economic activity will likely remain sluggish at least until mid-2009. Eventually, the unprecedented amount of government stimulus in the system–in the form of bailouts and other liquidity programs–should begin to spur faster growth. Until then, the Federal Reserve will likely keep short-term interest rates low. Lower interest rates, however, may be less effective in prompting a recovery than the massive government liquidity programs planned or in progress.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	LBLAX	TLMBX	THLIX
Transfer Agent ID	076	376	476
Net Assets	$90,451,603	$1,536,587	$376,898,264
NAV	$11.40	$11.41	$11.40
NAV - High†	1/23/2008 - $12.61	1/23/2008 - $12.62	1/23/2008 - $12.61
NAV - Low†	10/31/2008 -$11.40	10/31/2008 - $11.41	10/31/2008 - $11.40
Number of Holdings: 286

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	From Inception 10/29/1999
Net Asset Value	(5.03%)	1.25%	3.40%

Class B3	1-Year	5 Years	From Inception 10/29/1999
Net Asset Value	(5.20%)	1.15%	3.37%

Institutional Class[4]	1-Year	5 Years	From Inception 10/29/1999
Net Asset Value	(4.71%)	1.65%	3.75%

Value of a $10,000 Investment

Class A Shares1,(a)

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A shares have no sales load.

[3]	Class B shares have no sales load.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

*	The Barclays Capital Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The Barclays Capital Government/Credit 1-3 Year Bond Index is the new name for the index formerly known as the Lehman Brothers Government/Credit 1-3 Year Bond Index. The Barclays Capital Government/Credit 1-3 Year Bond Index assumes the prior history and is compiled going forward using the same methodology of the Lehman Brothers Government/Credit 1-3 Year Bond Index.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Money Market Fund

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in a diversified portfolio of high-quality, short-term money market instruments.

The principal risk of investing in the Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. This and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended October 31, 2008?

Thrivent Money Market Fund earned a return of 3.21%, as compared to the median return of its peer group, the Lipper Money Market Funds category, of 2.64%.

What factors affected the Fund’s performance?

The worsening global “liquidity crunch” was the factor that most influenced money market securities during the reporting period. Yields rose on most structured securities, while yields declined on industrial names, U.S agency debt and Treasuries as investors sought quality.

Fortunately, our investment philosophy was rewarded during this market upheaval. We had little exposure through most of the period to the types of securities that concerned the market. Throughout the 12 months, we took advantage of the higher yields offered on many types of securities that we felt still offered our shareholders the liquidity and safety they expect. Early in the period, we purchased some longer-dated (three to six months) securities at attractive prices, enabling us to extend the Fund’s weighted average maturity in high-quality investments. This move benefited us as the Fed cut interest rates repeatedly during the period, with the federal funds target rate dropping from 4.50% on October 31, 2007, to 1.00% on October 29, 2008. When government intervention steps boosted credit quality and liquidity, we began to take advantage of the pricing discrepancies that remained in the market.

The Fund also benefited from its holdings of LIBOR (London Interbank Offered Rate)-based floaters, which reset at high rates during the period because of the disruption in the European banking system and the subsequent increase in LIBOR rates. Further, we benefited by significantly expanding our holdings of municipal credits (taxable short-term securities issued by local and state governmental units).

Yet another positive influence on the Fund’s performance was our effective management of overnight liquidity. Our willingness to shift in and out of a variety of overnight investments depending on the yield provided us with a competitive advantage against industry participants that have been less flexible.

Money market securities in general were also affected by several federal programs initiated during the period to bolster market liquidity and investor confidence. One is the U.S. Treasury Temporary Guarantee Program for Money Market Funds, which protects the value of shares in participating funds (held by investors as of September 19, 2008) from dropping below $1.00. Thrivent Money Market Fund was a participant in the initial Program (September 19, 2008 through December 18, 2008) and applied to participate

Portfolio Composition

(% of Portfolio)

An investment in Thrivent Money Market Fund is not insured or guaranteed by the FDIC or, generally, any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

in the extended Program (December 19, 2008 through April 30, 2009). Two other programs, the Commercial Paper Funding Facility and the Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility, provide federal funding and backing to enhance liquidity of money market securities.

What is your outlook?

With all of the federal backstops in place, we expect money market liquidity to improve and yields to come down. The Federal Reserve may cut short-term interest rates further to help spur economic growth. So we expect a period of relatively low money market yields ahead.

We continue to manage the Fund conservatively as we prepare for the possibility that interest rates and fund flows may change unexpectedly. As in any economic environment, we will continue to focus on our primary goals of safety and liquidity, while pursuing the optimum risk-adjusted yield.

Portfolio Facts

As of October 31, 2008

	Class A	Class B	Institutional Class
Ticker	AMMXX	TMBXX	AALXX
Transfer Agent ID	018	068	091
Net Assets	$1,305,957,005	$1,047,567	$223,260,818
NAV	$1.00	$1.00	$1.00
Number of Holdings: 118

†	For the year ended October 31, 2008

Average Annual Total Returns1

As of October 31, 2008

Class A2	1-Year	5 Years	10 Years
Net Asset Value	3.21%	2.97%	3.10%

Class B3	1-Year	5 Years	10 Years
without sales charge	2.73%	2.65%	2.68%
with sales charge	(1.27%)	2.65%	2.68%

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	3.41%	3.28%	3.41%

Money Market Portfolio Yields*

As of October 31, 2008

	Class A	Class B	Institutional Class
7-Day Yield	2.52%	2.11%	2.76%
7-Day Effective Yield	2.55%	2.14%	2.80%

[1]

Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[2]	Class A shares have no sales load.

[3]	Class B performance reflects the maximum defferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

[4]	Institutional Class shares have no sales load and are for institutional shareholders only.

*	Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 through October 31, 2008.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 is charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 is charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008- 10/31/2008*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund
Actual
Class A	$1,000	$690	$2.34	0.55%
Institutional Class	$1,000	$691	$0.88	0.21%
Hypothetical**
Class A	$1,000	$1,022	$2.80	0.55%
Institutional Class	$1,000	$1,024	$1.05	0.21%
Thrivent Moderately Aggressive Allocation Fund
Actual
Class A	$1,000	$715	$2.24	0.52%
Institutional Class	$1,000	$715	$0.79	0.18%
Hypothetical**
Class A	$1,000	$1,023	$2.65	0.52%
Institutional Class	$1,000	$1,024	$0.93	0.18%

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008- 10/31/2008*	Annualized Expense Ratio
Thrivent Moderate Allocation Fund
Actual
Class A	$1,000	$761	$2.27	0.51%
Institutional Class	$1,000	$762	$0.82	0.19%
Hypothetical**
Class A	$1,000	$1,023	$2.60	0.51%
Institutional Class	$1,000	$1,024	$0.95	0.19%
Thrivent Moderately Conservative Allocation Fund
Actual
Class A	$1,000	$824	$2.20	0.48%
Institutional Class	$1,000	$824	$0.99	0.22%
Hypothetical**
Class A	$1,000	$1,023	$2.44	0.48%
Institutional Class	$1,000	$1,024	$1.10	0.22%
Thrivent Technology Fund
Actual
Class A	$1,000	$635	$6.04	1.47%
Class B	$1,000	$631	$11.43	2.79%
Institutional Class	$1,000	$636	$4.37	1.06%
Hypothetical**
Class A	$1,000	$1,018	$7.46	1.47%
Class B	$1,000	$1,011	$14.09	2.79%
Institutional Class	$1,000	$1,020	$5.39	1.06%
Thrivent Partner Small Cap Growth Fund
Actual
Class A	$1,000	$704	$6.05	1.41%
Institutional Class	$1,000	$705	$4.47	1.04%
Hypothetical**
Class A	$1,000	$1,018	$7.16	1.41%
Institutional Class	$1,000	$1,020	$5.30	1.04%
Thrivent Partner Small Cap Value Fund
Actual
Class A	$1,000	$767	$5.99	1.35%
Class B	$1,000	$762	$11.16	2.52%
Institutional Class	$1,000	$770	$3.06	0.69%
Hypothetical**
Class A	$1,000	$1,018	$6.84	1.35%
Class B	$1,000	$1,012	$12.74	2.52%
Institutional Class	$1,000	$1,022	$3.49	0.69%
Thrivent Small Cap Stock Fund
Actual
Class A	$1,000	$728	$5.84	1.35%
Class B	$1,000	$724	$10.54	2.43%
Institutional Class	$1,000	$731	$3.18	0.73%
Hypothetical**
Class A	$1,000	$1,018	$6.83	1.35%
Class B	$1,000	$1,013	$12.30	2.43%
Institutional Class	$1,000	$1,021	$3.71	0.73%
Thrivent Small Cap Index Fund
Actual
Class A	$1,000	$762	$4.22	0.95%
Hypothetical**
Class A	$1,000	$1,020	$4.84	0.95%

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008-10/31/2008*	Annualized Expense Ratio
Thrivent Mid Cap Growth Fund
Actual
Class A	$1,000	$680	$5.03	1.19%
Class B	$1,000	$676	$9.73	2.31%
Institutional Class	$1,000	$682	$1.94	0.46%
Hypothetical**
Class A	$1,000	$1,019	$6.05	1.19%
Class B	$1,000	$1,014	$11.69	2.31%
Institutional Class	$1,000	$1,023	$2.33	0.46%
Thrivent Partner Mid Cap Value Fund
Actual
Class A	$1,000	$686	$5.30	1.25%
Institutional Class	$1,000	$688	$3.88	0.91%
Hypothetical**
Class A	$1,000	$1,019	$6.34	1.25%
Institutional Class	$1,000	$1,021	$4.64	0.91%
Thrivent Mid Cap Stock Fund
Actual
Class A	$1,000	$669	$5.15	1.23%
Class B	$1,000	$665	$10.00	2.39%
Institutional Class	$1,000	$671	$2.99	0.71%
Hypothetical**
Class A	$1,000	$1,019	$6.24	1.23%
Class B	$1,000	$1,013	$12.10	2.39%
Institutional Class	$1,000	$1,022	$3.61	0.71%
Thrivent Mid Cap Index Fund
Actual
Class A	$1,000	$683	$2.54	0.60%
Hypothetical**
Class A	$1,000	$1,022	$3.06	0.60%
Thrivent Partner Worldwide Allocation Fund
Actual
Class A	$1,000	$593	$5.20	1.30%
Institutional Class	$1,000	$593	$3.75	0.94%
Hypothetical**
Class A	$1,000	$1,019	$6.59	1.30%
Institutional Class	$1,000	$1,020	$4.75	0.94%
Thrivent Partner International Stock Fund
Actual
Class A	$1,000	$589	$5.20	1.30%
Class B	$1,000	$584	$11.04	2.77%
Institutional Class	$1,000	$590	$2.73	0.68%
Hypothetical**
Class A	$1,000	$1,019	$6.61	1.30%
Class B	$1,000	$1,011	$14.01	2.77%
Institutional Class	$1,000	$1,022	$3.47	0.68%
Thrivent Large Cap Growth Fund
Actual
Class A	$1,000	$681	$4.94	1.17%
Class B	$1,000	$677	$9.27	2.20%
Institutional Class	$1,000	$680	$3.41	0.81%
Hypothetical**
Class A	$1,000	$1,019	$5.94	1.17%
Class B	$1,000	$1,014	$11.13	2.20%
Institutional Class	$1,000	$1,021	$4.10	0.81%

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008-10/31/2008*	Annualized Expense Ratio
Thrivent Large Cap Value Fund
Actual
Class A	$1,000	$717	$4.44	1.03%
Class B	$1,000	$712	$9.56	2.22%
Institutional Class	$1,000	$719	$2.16	0.50%
Hypothetical**
Class A	$1,000	$1,020	$5.23	1.03%
Class B	$1,000	$1,014	$11.24	2.22%
Institutional Class	$1,000	$1,023	$2.54	0.50%
Thrivent Large Cap Stock Fund
Actual
Class A	$1,000	$708	$4.55	1.06%
Class B	$1,000	$705	$8.10	1.89%
Institutional Class	$1,000	$710	$2.49	0.58%
Hypothetical**
Class A	$1,000	$1,020	$5.37	1.06%
Class B	$1,000	$1,016	$9.58	1.89%
Institutional Class	$1,000	$1,022	$2.94	0.58%
Thrivent Large Cap Index Fund
Actual
Class A	$1,000	$706	$2.58	0.60%
Hypothetical**
Class A	$1,000	$1,022	$3.05	0.60%
Thrivent Balanced Fund
Actual
Class A	$1,000	$758	$4.81	1.09%
Class B	$1,000	$754	$9.09	2.06%
Institutional Class	$1,000	$760	$2.66	0.60%
Hypothetical**
Class A	$1,000	$1,020	$5.52	1.09%
Class B	$1,000	$1,015	$10.44	2.06%
Institutional Class	$1,000	$1,022	$3.05	0.60%
Thrivent High Yield Fund
Actual
Class A	$1,000	$775	$3.93	0.88%
Class B	$1,000	$771	$7.73	1.74%
Institutional Class	$1,000	$776	$1.97	0.44%
Hypothetical**
Class A	$1,000	$1,021	$4.47	0.88%
Class B	$1,000	$1,016	$8.80	1.74%
Institutional Class	$1,000	$1,023	$2.25	0.44%
Thrivent Municipal Bond Fund
Actual
Class A	$1,000	$959	$3.83	0.78%
Class B	$1,000	$954	$7.22	1.47%
Institutional Class	$1,000	$959	$2.31	0.47%
Hypothetical**
Class A	$1,000	$1,021	$3.96	0.78%
Class B	$1,000	$1,018	$7.46	1.47%
Institutional Class	$1,000	$1,023	$2.38	0.47%

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008-10/31/2008*	Annualized Expense Ratio
Thrivent Income Fund
Actual
Class A	$1,000	$857	$3.79	0.81%
Class B	$1,000	$853	$7.61	1.63%
Institutional Class	$1,000	$859	$1.83	0.39%
Hypothetical**
Class A	$1,000	$1,021	$4.12	0.81%
Class B	$1,000	$1,017	$8.28	1.63%
Institutional Class	$1,000	$1,023	$1.99	0.39%
Thrivent Core Bond Fund
Actual
Class A	$1,000	$894	$4.00	0.84%
Class B	$1,000	$888	$9.27	1.95%
Institutional Class	$1,000	$895	$2.40	0.50%
Hypothetical**
Class A	$1,000	$1,021	$4.27	0.84%
Class B	$1,000	$1,015	$9.90	1.95%
Institutional Class	$1,000	$1,023	$2.56	0.50%
Thrivent Limited Maturity Bond Fund
Actual
Class A	$1,000	$949	$3.39	0.69%
Class B	$1,000	$948	$4.24	0.87%
Institutional Class	$1,000	$950	$1.73	0.35%
Hypothetical**
Class A	$1,000	$1,022	$3.52	0.69%
Class B	$1,000	$1,021	$4.40	0.87%
Institutional Class	$1,000	$1,023	$1.79	0.35%
Thrivent Money Market Fund
Actual
Class A	$1,000	$1,012	$2.75	0.54%
Class B	$1,000	$1,010	$5.10	1.01%
Institutional Class	$1,000	$1,013	$1.76	0.35%
Hypothetical**
Class A	$1,000	$1,022	$2.77	0.54%
Class B	$1,000	$1,020	$5.13	1.01%
Institutional Class	$1,000	$1,023	$1.77	0.35%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

**	Assuming 5% total return before expenses.

PricewaterhouseCoopers LLP 225 South Sixth Street Suite 1400 Minneapolis, MN 55402 Telephone (612) 596 6000

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Technology Fund, Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Small Cap Index Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Mid Cap Stock Fund, Thrivent Mid Cap Index Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent Large Cap Index Fund, Thrivent Balanced Fund, Thrivent High Yield Fund, Thrivent Municipal Bond Fund, Thrivent Income Fund, Thrivent Core Bond Fund, Thrivent Limited Maturity Bond Fund, and Thrivent Money Market Fund (twenty-six of the Thrivent Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations, changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 16, 2008

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2008

Shares	Mutual Funds (96.8%)	Value
Equity Mutual Funds (88.4%)
777,887	Thrivent Real Estate Securities Fund	$5,624,127
3,499,382	Thrivent Partner Small Cap Growth Fund[a]	27,260,188
813,965	Thrivent Partner Small Cap Value Fund	9,385,012
2,620,284	Thrivent Small Cap Stock Fund[a]	29,949,849
1,610,743	Thrivent Mid Cap Growth Fund[a,b]	18,104,754
1,528,778	Thrivent Partner Mid Cap Value Fund	12,107,922
2,962,730	Thrivent Mid Cap Stock Fund	28,856,990
165,514	Thrivent Partner Worldwide Allocation Fund[a,b]	1,009,633
5,829,416	Thrivent Partner International Stock Fund	44,711,623
11,510,159	Thrivent Large Cap Growth Fund[b]	45,350,028
2,534,047	Thrivent Large Cap Value Fund	28,355,981
1,358,355	Thrivent Large Cap Stock Fund	24,233,056
430,087	Thrivent Equity Income Plus Fund	3,182,645

	Total Equity Mutual Funds	278,131,808

Fixed Income Mutual Funds (8.4%)
1,985,256	Thrivent High Yield Fund[b]	7,127,068
1,594,454	Thrivent Income Fund	11,017,674
717,254	Thrivent Limited Maturity Bond Fund	8,176,698

	Total Fixed Income Mutual Funds	26,321,440

	Total Mutual Funds (cost $449,907,911)	304,453,248

Shares or Principal Amount	Short-Term Investments (3.2%)[c]
	Federal Home Loan Bank Discount Notes
350,000	1.114%, 12/8/2008[d]	349,599
600,000	1.290%, 12/10/2008[d]	599,162
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	1.350%, 12/8/2008[d]	99,861
	Federal National Mortgage Association Discount Notes
200,000	2.100%, 12/10/2008[d]	199,550
100,000	0.500%, 12/15/2008[d]	99,939
8,732,303	Thrivent Money Market Fund	8,732,303

	Total Short-Term Investments (at amortized cost)	10,080,414

	Total Investments (cost $459,988,325) 100.0%	$314,533,662

	Other Assets and Liabilities, Net 0.0%	70,976

	Total Net Assets 100.0%	$314,604,638

a	Non-income producing security.

b	At October 31, 2008, $20,705,756 of investments were earmarked to cover open financial futures contracts.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

d	At October 31, 2008, $1,348,111 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(147,166,218)

Net unrealized appreciation (depreciation)	($147,166,218)
Cost for federal income tax purposes	$461,699,880

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of October 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	29	December 2008	$1,716,012	$1,848,460	$132,448
Russell 2000 Index Futures	12	December 2008	3,336,306	3,219,000	(117,306)
Russell 2000 Index Mini-Futures	17	December 2008	809,577	912,050	102,473
S&P 400 Index Mini-Futures	48	December 2008	2,530,558	2,728,320	197,762
S&P 500 Index Futures	12	December 2008	3,079,914	2,901,899	(178,015)
Total Futures					$137,362

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Real Estate Securities	$—	$9,513,647	$1,548,050	777,887	$5,624,127	$154,683
Partner Small Cap Growth	23,656,064	19,388,412	81,271	3,499,382	27,260,188	—
Partner Small Cap Value	16,387,607	6,127,228	7,697,306	813,965	9,385,012	120,257
Small Cap Stock	28,805,358	19,793,883	351,588	2,620,284	29,949,849	—
Mid Cap Growth	14,357,962	15,486,377	928,964	1,610,743	18,104,754	—
Partner Mid Cap Value	12,785,858	6,769,078	473,673	1,528,778	12,107,922	136,808
Mid Cap Stock	28,154,410	23,007,885	733,049	2,962,730	28,856,990	151,483
Partner Worldwide Allocation	—	1,606,701	—	165,514	1,009,633	—
Partner International Stock	83,475,862	15,614,383	6,899,312	5,829,416	44,711,623	1,768,520
Large Cap Growth	83,941,207	14,888,615	16,386,877	11,510,159	45,350,028	337,633
Large Cap Value	26,603,331	17,248,453	813,911	2,534,047	28,355,981	487,995
Large Cap Stock	37,033,043	9,233,712	3,781,463	1,358,355	24,233,056	503,305
Equity Income Plus	—	4,158,001	—	430,087	3,182,645	54,195
High Yield	6,146,398	3,763,746	92,842	1,985,256	7,127,068	675,754
Income	20,745,356	5,090,920	12,100,538	1,594,454	11,017,674	897,166
Limited Maturity Bond	3,638,056	9,942,448	4,647,499	717,254	8,176,698	342,453
Money Market	5,177,999	23,931,658	20,377,354	8,732,303	8,732,303	56,093
Total Value and Dividend Income	390,908,511				313,185,551	5,686,345

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2008

Shares	Mutual Funds (96.4%)	Value
Equity Mutual Funds (72.0%)
3,308,233	Thrivent Real Estate Securities Fund	$23,918,527
3,006,540	Thrivent Partner Small Cap Growth Fund[a,b]	23,420,948
1,865,583	Thrivent Partner Small Cap Value Fund	21,510,166
3,101,291	Thrivent Small Cap Stock Fund[a,b]	35,447,751
1,672,589	Thrivent Mid Cap Growth Fund[a,b]	18,799,904
3,731,505	Thrivent Partner Mid Cap Value Fund	29,553,521
6,533,119	Thrivent Mid Cap Stock Fund	63,632,580
2,417,646	Thrivent Partner Worldwide Allocation Fund[a]	14,747,642
9,855,447	Thrivent Partner International Stock Fund	75,591,277
20,044,372	Thrivent Large Cap Growth Fund[b]	78,974,825
8,127,774	Thrivent Large Cap Value Fund	90,949,786
3,310,681	Thrivent Large Cap Stock Fund	59,062,554
1,026,857	Thrivent Equity Income Plus Fund[b]	7,598,740

	Total Equity Mutual Funds	543,208,221

Fixed Income Mutual Funds (24.4%)
13,675,289	Thrivent High Yield Fund	49,094,286
13,800,358	Thrivent Income Fund	95,360,477
3,500,488	Thrivent Limited Maturity Bond Fund	39,905,562

	Total Fixed Income Mutual Funds	184,360,325

	Total Mutual Funds (cost $1,038,469,642)	727,568,546

Principal Amount	Long-Term Fixed Income (0.8%)
Collateralized Mortgage Obligations (0.7%)
	Citigroup Mortgage Loan Trust, Inc.
582,355	5.500%, 11/25/2035	517,307
	Citimortgage Alternative Loan Trust
1,685,588	5.750%, 4/25/2037	1,208,663
	Countrywide Alternative Loan Trust
464,896	6.000%, 1/25/2037	410,507
	Countrywide Home Loans
1,733,810	5.750%, 4/25/2037	1,667,018
	Deutsche Alt-A Securities, Inc.
464,885	5.500%, 10/25/2021	384,401
746,775	6.000%, 10/25/2021	567,359
	J.P. Morgan Mortgage Trust
444,682	6.043%, 10/25/2036	378,000
	Master Alternative Loans Trust
414,342	6.500%, 7/25/2034	345,328
	Merrill Lynch Alternative Note Asset
443,861	6.000%, 3/25/2037	310,258

	Total Collateralized Mortgage Obligations	5,788,841

Commercial Mortgage-Backed Securities (0.1%)
	Greenwich Capital Commercial Funding Corporation
$720,000	5.867%, 8/10/2017	436,384

	Total Commercial Mortgage-Backed Securities	436,384

	Total Long-Term Fixed Income (cost $6,086,408)	6,225,225

Shares or Principal Amount	Short-Term Investments (2.7%)[c]
	Federal Home Loan Bank Discount Notes
1,400,000	1.107%, 12/8/2008[d]	1,398,407
2,200,000	1.301%, 12/10/2008[d]	2,196,900
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	1.350%, 12/8/2008[d]	99,861
	Federal National Mortgage Association Discount Notes
400,000	1.373%, 12/8/2008[d]	399,436
1,200,000	1.783%, 12/10/2008[d]	1,197,695
450,000	0.500%, 12/15/2008[d]	449,725
14,530,324	Thrivent Money Market Fund	14,530,324

	Total Short-Term Investments (at amortized cost)	20,272,348

	Total Investments (cost $1,064,828,398) 99.9%	$754,066,119

	Other Assets and Liabilities, Net 0.1%	483,432

	Total Net Assets 100.0%	$754,549,551

a	Non-income producing security.

b	At October 31, 2008, $67,808,740 of investments were earmarked to cover open financial futures contracts.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

d	At October 31, 2008, $5,742,024 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$331,584
Gross unrealized depreciation	(318,874,643)

Net unrealized appreciation (depreciation)	($318,543,059)
Cost for federal income tax purposes	$1,072,609,178

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of October 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	100	December 2008	$5,953,248	$6,374,001	$420,753
Russell 2000 Index Futures	39	December 2008	10,997,357	10,461,750	(535,607)
Russell 2000 Index Mini-Futures	56	December 2008	2,669,872	3,004,400	334,528
S&P 400 Index Mini-Futures	166	December 2008	8,773,905	9,435,440	661,535
S&P 500 Index Futures	95	December 2008	24,228,327	22,973,375	(1,254,952)
Total Futures					($373,743)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Real Estate Securities	$26,888,622	$16,872,538	$3,837,036	3,308,233	$23,918,527	$1,329,015
Partner Small Cap Growth	28,021,999	11,226,206	11,700	3,006,540	23,420,948	—
Partner Small Cap Value	17,345,976	14,422,214	1,527,226	1,865,583	21,510,166	136,546
Small Cap Stock	36,342,259	29,664,402	8,515,600	3,101,291	35,447,751	—
Mid Cap Growth	14,516,628	19,437,612	2,006,825	1,672,589	18,799,904	—
Partner Mid Cap Value	12,943,571	30,635,854	449,677	3,731,505	29,553,521	130,844
Mid Cap Stock	35,768,035	71,873,482	4,172,511	6,533,119	63,632,580	193,330
Partner Worldwide Allocation	—	23,899,001	—	2,417,646	14,747,642	—
Partner International Stock	131,867,007	33,250,111	11,681,935	9,855,447	75,591,277	2,748,887
Large Cap Growth	156,316,356	29,282,206	37,767,467	20,044,372	78,974,825	634,733
Large Cap Value	126,079,605	34,478,778	14,361,541	8,127,774	90,949,786	2,258,236
Large Cap Stock	134,579,716	33,595,964	51,817,233	3,310,681	59,062,554	1,838,298
Equity Income Plus	—	9,930,945	—	1,026,857	7,598,740	129,872
High Yield	17,443,177	49,274,227	212,985	13,675,289	49,094,286	4,184,900
Income	120,427,429	28,959,346	32,085,988	13,800,358	95,360,477	6,409,214
Limited Maturity Bond	35,165,853	23,928,346	15,291,853	3,500,488	39,905,562	1,895,565
Money Market	34,776,744	39,787,675	60,034,095	14,530,324	14,530,324	153,029
Total Value and Dividend Income	928,482,977				742,098,870	22,042,469

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2008

Shares	Mutual Funds (95.3%)	Value
Equity Mutual Funds (51.7%)
3,250,479	Thrivent Real Estate Securities Fund	$23,500,966
1,762,110	Thrivent Partner Small Cap Growth Fund[a]	13,726,837
1,906,230	Thrivent Partner Small Cap Value Fund	21,978,826
1,847,694	Thrivent Small Cap Stock Fund[a]	21,119,143
468,134	Thrivent Mid Cap Growth Fund[a,b]	5,261,825
2,499,667	Thrivent Partner Mid Cap Value Fund[b]	19,797,365
4,163,191	Thrivent Mid Cap Stock Fund	40,549,481
1,790,857	Thrivent Partner Worldwide Allocation Fund[a]	10,924,226
6,778,117	Thrivent Partner International Stock Fund	51,988,160
15,394,688	Thrivent Large Cap Growth Fund[b]	60,655,070
7,498,935	Thrivent Large Cap Value Fund	83,913,077
2,027,860	Thrivent Large Cap Stock Fund	36,177,029
1,004,848	Thrivent Equity Income Plus Fund[b]	7,435,878

	Total Equity Mutual Funds	397,027,883

Fixed Income Mutual Funds (43.6%)
13,107,875	Thrivent High Yield Fund	47,057,270
21,032,703	Thrivent Income Fund	145,335,978
12,532,717	Thrivent Limited Maturity Bond Fund[b]	142,872,969

	Total Fixed Income Mutual Funds	335,266,217

	Total Mutual Funds (cost $983,981,977)	732,294,100

Principal Amount	Long-Term Fixed Income (1.6%)
Collateralized Mortgage Obligations (1.5%)
	Citigroup Mortgage Loan Trust, Inc.
1,091,916	5.500%, 11/25/2035	969,950
	Citimortgage Alternative Loan Trust
3,277,533	5.750%, 4/25/2037	2,350,178
	Countrywide Alternative Loan Trust
871,679	6.000%, 1/25/2037	769,701
	Countrywide Home Loans
3,467,620	5.750%, 4/25/2037	3,334,036
	Deutsche Alt-A Securities, Inc.
871,659	5.500%, 10/25/2021	720,753
1,493,550	6.000%, 10/25/2021	1,134,718
	J.P. Morgan Mortgage Trust
833,779	6.043%, 10/25/2036	708,749
	Master Alternative Loans Trust
779,938	6.500%, 7/25/2034	650,030
	Merrill Lynch Alternative Note Asset
832,240	6.000%, 3/25/2037	581,733

	Total Collateralized Mortgage Obligations	11,219,848

	Long-Term Fixed Income (1.6%)
Commercial Mortgage-Backed Securities (0.1%)
	Greenwich Capital Commercial Funding Corporation
$1,350,000	5.867%, 8/10/2017	818,220

	Total Commercial Mortgage- Backed Securities	818,220

	Total Long-Term Fixed Income (cost $11,754,073)	12,038,068

Shares or Principal Amount	Short-Term Investments (3.0%)[c]
	Federal Home Loan Bank Discount Notes
1,900,000	1.118%, 12/8/2008[d]	1,897,816
2,100,000	1.240%, 12/10/2008[d]	2,097,180
	Federal Home Loan Mortgage Corporation Discount Notes
200,000	1.350%, 12/8/2008[d]	199,723
	Federal National Mortgage Association Discount Notes
1,500,000	1.233%, 12/8/2008[d]	1,498,098
1,400,000	1.671%, 12/10/2008[d]	1,397,479
700,000	0.500%, 12/15/2008[d]	699,572
15,094,595	Thrivent Money Market Fund	15,094,595

	Total Short-Term Investments (at amortized cost)	22,884,463

	Total Investments (cost $1,018,620,513) 99.9%	$767,216,631

	Other Assets and Liabilities, Net 0.1%	791,869

	Total Net Assets 100.0%	$768,008,500

a	Non-income producing security.

b	At October 31, 2008, $97,795,068 of investments were earmarked to cover open financial futures contracts.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

d	At October 31, 2008, $7,789,868 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$647,417
Gross unrealized depreciation	(258,654,611)

Net unrealized appreciation (depreciation)	($258,007,194)
Cost for federal income tax purposes	$1,025,223,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of October 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	129	December 2008	$7,805,293	$8,222,460	$417,167
Russell 2000 Index Futures	52	December 2008	14,490,240	13,949,000	(541,240)
Russell 2000 Index Mini-Futures	51	December 2008	2,435,973	2,736,150	300,177
S&P 400 Index Mini-Futures	244	December 2008	12,996,243	13,868,960	872,717
S&P 500 Index Futures	134	December 2008	33,745,813	32,404,550	(1,341,263)
Total Futures					($292,442)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Real Estate Securities	$27,497,973	$15,428,222	$3,559,070	3,250,479	$23,500,966	$1,357,360
Partner Small Cap Growth	12,738,369	9,508,263	8,939	1,762,110	13,726,837	—
Partner Small Cap Value	7,873,970	21,168,923	7,449	1,906,230	21,978,826	72,510
Small Cap Stock	13,688,783	18,609,897	539,711	1,847,694	21,119,143	—
Mid Cap Growth	9,142,524	3,476,170	2,062,266	468,134	5,261,825	—
Partner Mid Cap Value	8,162,828	23,771,561	2,402,381	2,499,667	19,797,365	104,578
Mid Cap Stock	25,365,467	46,358,583	4,345,586	4,163,191	40,549,481	138,473
Partner Worldwide Allocation	—	17,548,943	—	1,790,857	10,924,226	—
Partner International Stock	89,039,652	26,489,170	10,563,188	6,778,117	51,988,160	1,816,065
Large Cap Growth	125,248,551	28,838,685	38,047,491	15,394,688	60,655,070	514,304
Large Cap Value	85,137,182	44,628,270	1,150,984	7,498,935	83,913,077	1,561,742
Large Cap Stock	102,328,711	31,063,951	55,656,092	2,027,860	36,177,029	1,422,711
Equity Income Plus	—	9,709,534	—	1,004,848	7,435,878	126,664
High Yield	16,919,546	47,251,539	392,693	13,107,875	47,057,270	4,032,372
Income	165,062,023	42,788,526	28,957,532	21,032,703	145,335,978	9,581,051
Limited Maturity Bond	115,714,654	44,172,507	3,160,643	12,532,717	142,872,969	6,534,318
Money Market	67,606,196	50,620,566	103,132,167	15,094,595	15,094,595	816,261
Total Value and Dividend Income	871,526,429				747,388,695	28,078,409

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2008

Shares	Mutual Funds (91.4%)	Value
Equity Mutual Funds (31.8%)
756,287	Thrivent Real Estate Securities Fund	$5,467,954
518,714	Thrivent Partner Small Cap Value Fund	5,980,770
738,867	Thrivent Small Cap Stock Fund[a,b]	8,445,246
991,419	Thrivent Partner Mid Cap Value Fund	7,852,042
1,056,492	Thrivent Mid Cap Stock Fund[b]	10,290,228
544,124	Thrivent Partner Worldwide Allocation Fund[a]	3,319,158
1,627,658	Thrivent Partner International Stock Fund	12,484,133
3,512,229	Thrivent Large Cap Growth Fund[b]	13,838,184
2,417,191	Thrivent Large Cap Value Fund	27,048,365
337,984	Thrivent Large Cap Stock Fund	6,029,642
399,750	Thrivent Equity Income Plus Fund[b]	2,958,153

	Total Equity Mutual Funds	103,713,875

Fixed Income Mutual Funds (59.6%)
4,203,615	Thrivent High Yield Fund	15,090,979
5,978,239	Thrivent Income Fund[b]	41,309,632
12,077,850	Thrivent Limited Maturity Bond Fund	137,687,487

	Total Fixed Income Mutual Funds	194,088,098

	Total Mutual Funds (cost $372,310,095)	297,801,973

Principal Amount	Long-Term Fixed Income (1.9%)
Collateralized Mortgage Obligations (1.8%)
	Citigroup Mortgage Loan Trust, Inc.
582,355	5.500%, 11/25/2035	517,307
	Citimortgage Alternative Loan Trust
1,685,588	5.750%, 4/25/2037	1,208,663
	Countrywide Alternative Loan Trust
464,896	6.000%, 1/25/2037	410,507
	Countrywide Home Loans
1,733,810	5.750%, 4/25/2037	1,667,018
	Deutsche Alt-A Securities, Inc.
464,885	5.500%, 10/25/2021	384,402
814,664	6.000%, 10/25/2021	618,937
	J.P. Morgan Mortgage Trust
444,682	6.043%, 10/25/2036	378,000
	Master Alternative Loans Trust
414,342	6.500%, 7/25/2034	345,328
	Merrill Lynch Alternative Note Asset
443,861	6.000%, 3/25/2037	310,258

	Total Collateralized Mortgage Obligations	5,840,420

Commercial Mortgage-Backed Securities (0.1%)
	Greenwich Capital Commercial Funding Corporation
$720,000	5.867%, 8/10/2017	436,384

	Total Commercial Mortgage-Backed Securities	436,384

	Total Long-Term Fixed Income (cost $6,139,393)	6,276,804

Shares or Principal Amount	Short-Term Investments (6.6%)[c]
	Federal Home Loan Bank Discount Notes
1,970,000	1.000%, 11/10/2008	1,969,508
1,150,000	1.120%, 12/8/2008[d]	1,148,677
1,300,000	1.273%, 12/10/2008[d]	1,298,206
	Federal Home Loan Mortgage Corporation Discount Notes
500,000	1.350%, 12/8/2008[d]	499,306
	Federal National Mortgage Association Discount Notes
300,000	2.167%, 12/10/2008[d]	299,301
200,000	0.500%, 12/15/2008[d]	199,878
15,848,508	Thrivent Money Market Fund	15,848,508

	Total Short-Term Investments (cost $21,263,385)	21,263,384

	Total Investments (cost $399,712,873) 99.9%	$325,342,161

	Other Assets and Liabilities, Net 0.1%	421,190

	Total Net Assets 100.0%	$325,763,351

a	Non-income producing security.

b	At October 31, 2008, $45,363,627 of investments were earmarked to cover open financial futures contracts.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

d	At October 31, 2008, $3,445,368 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$331,618
Gross unrealized depreciation	(75,603,919)

Net unrealized appreciation (depreciation)	($75,272,301)
Cost for federal income tax purposes	$400,614,462

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of October 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	58	December 2008	$3,489,188	$3,696,920	$207,732
Russell 2000 Index Futures	25	December 2008	7,516,389	6,706,250	(810,139)
Russell 2000 Index Mini-Futures	27	December 2008	1,287,834	1,448,550	160,716
S&P 400 Index Mini-Futures	105	December 2008	5,577,364	5,968,200	390,836
S&P 500 Index Futures	56	December 2008	14,363,581	13,542,199	(821,382)
Total Futures					($872,237)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Real Estate Securities	$9,938,388	$6,896,306	$6,685,833	756,287	$5,467,954	$527,550
Partner Small Cap Value	—	7,321,290	—	518,714	5,980,770	—
Small Cap Stock	9,460,435	5,160,437	342,870	738,867	8,445,246	—
Partner Mid Cap Value	—	10,322,013	—	991,419	7,852,042	—
Mid Cap Stock	6,162,564	12,196,706	1,059,331	1,056,492	10,290,228	38,714
Partner Worldwide Allocation	—	5,377,257	—	544,124	3,319,158	—
Partner International Stock	19,441,529	9,221,521	4,024,305	1,627,658	12,484,133	374,929
Large Cap Growth	31,007,166	9,715,282	13,014,800	3,512,229	13,838,184	129,943
Large Cap Value	20,141,951	20,677,076	683,761	2,417,191	27,048,365	387,726
Large Cap Stock	24,428,983	9,813,985	19,084,963	337,984	6,029,642	349,430
Equity Income Plus	—	3,865,901	—	399,750	2,958,153	50,505
High Yield	6,431,168	14,386,318	361,800	4,203,615	15,090,979	1,278,419
Income	46,785,979	16,243,588	11,934,271	5,978,239	41,309,632	2,834,644
Limited Maturity Bond	109,406,366	48,230,515	6,741,164	12,077,850	137,687,487	6,174,816
Money Market	32,162,304	44,793,699	61,107,495	15,848,508	15,848,508	602,284
Total Value and Dividend
Income	315,366,833				313,650,481	12,748,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

Technology Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (91.6%)	Value
Communications Equipment (7.1%)
36,800	Cisco Systems, Inc.[a]	$653,936
10,900	Polycom, Inc.[a]	229,009
15,700	QUALCOMM, Inc.	600,682

	Total Communications Equipment	1,483,627

Computers & Peripherals (17.9%)
7,900	Apple, Inc.[a]	849,961
184,200	EMC Corporation[a]	2,169,876
7,600	International Business Machines Corporation	706,572

	Total Computers & Peripherals	3,726,409

Electronic Equipment & Instruments (2.3%)
254,000	China High Speed Transmission Equipment Group Company, Ltd.	201,778
59,000	Comverge, Inc.[a,b]	267,860

	Total Electronic Equipment & Instruments	469,638

Financials (8.6%)
57,400	Financial Select Sector SPDR Fund	889,700
31,500	SPDR KBW Bank ETF	909,720

	Total Financials	1,799,420

Health Care (3.7%)
1,700	Alcon, Inc.	149,804
10,400	BioMarin Pharmaceutical, Inc.[a,b]	190,528
6,300	Novartis AG ADR	321,237
1,400	Roche Holding AG ADR	106,120

	Total Health Care	767,689

Industrials (5.0%)
11,000	American Superconductor Corporation[a,b]	137,610
2,400	First Solar, Inc.[a]	344,880
165,500	Hansen Transmissions International NVa	277,600
32	Japan Wind Development Company, Ltd.	59,565
25,900	Polypore International, Inc.[a]	220,927

	Total Industrials	1,040,582

Internet Software & Services (5.0%)
2,300	Google, Inc.[a]	826,528
16,300	Yahoo!, Inc.[a]	208,966

	Total Internet Software & Services	1,035,494

Semiconductors & Semiconductor Equipment (20.5%)
28,100	ASML Holding NV ADR	493,155
135,100	Atmel Corporation[a]	560,665
54,900	EMCORE Corporation[a,b]	195,444
53,900	FormFactor, Inc.[a]	938,938
13,700	International Rectifier Corporation[a]	211,528
18,200	Lam Research Corporation[a]	406,952
17,700	MEMC Electronic Materials, Inc.[a]	325,326
41,800	PMC-Sierra, Inc.[a]	195,624
183,600	Teradyne, Inc.[a]	936,360

	Total Semiconductors & Semiconductor Equipment	4,263,992

Software (20.2%)
19,200	BMC Software, Inc.[a]	495,744
25,800	Check Point Software Technologies, Ltd.[a]	521,676
15,100	Citrix Systems, Inc.[a]	389,127
16,800	McAfee, Inc.[a]	546,840
43,400	Oracle Corporation[a]	793,786
40,700	Quest Software, Inc.[a]	539,275
32,200	Synopsys, Inc.[a]	588,616
10,600	VMware, Inc.[a,b]	328,600

	Total Software	4,203,664

Telecommunications Services (1.3%)
17,000	NTT DoCoMo, Inc. ADR[b]	263,500

	Total Telecommunications Services	263,500

	Total Common Stock (cost $24,345,979)	19,054,015

	Collateral Held for Securities Loaned (8.2%)[c]
1,705,385	Thrivent Financial Securities Lending Trust	1,705,385

	Total Collateral Held for Securities Loaned (cost $1,705,385)	1,705,385

	Short-Term Investments (7.8%)[c]
1,613,891	Thrivent Money Market Fund	1,613,891

	Total Short-Term Investments (at amortized cost)	1,613,891

	Total Investments (cost $27,665,255) 107.6%	$22,373,291

	Other Assets and Liabilities, Net (7.6%)	(1,574,852)

	Total Net Assets 100.0%	$20,798,439

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Technology Fund

Schedule of Investments as of October 31, 2008

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$559,979
Gross unrealized depreciation	(6,657,460)

Net unrealized appreciation (depreciation)	($6,097,481)
Cost for federal income tax purposes	$28,470,772

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
British Pound	81,903	11/03/2008 - 11/05/2008	$135,149	$131,805	($3,344)
Total Foreign Currency
Forward Contracts Purchases			$135,149	$131,805	($3,344)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					($3,344)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Technology Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$1,246,466	$30,252,657	$29,885,232	1,613,891	$1,613,891	$54,888
Thrivent Financial Securities Lending Trust	3,005,900	44,996,991	46,297,506	1,705,385	1,705,385	102,252
Total Value and Dividend Income	4,252,366				3,319,276	157,140

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (90.3%)	Value
Consumer Discretionary (11.6%)
14,850	Aeropostale, Inc.[a]	$359,518
9,345	Buckle, Inc.[b]	246,147
15,080	Capella Education Company[a]	714,792
39,180	Centex Corporation	479,955
100,110	Chico’s FAS, Inc.[a,c]	340,374
22,990	Collective Brands, Inc.[a]	294,042
9,110	Deckers Outdoor Corporation[a]	773,075
28,200	Gymboree Corporation[a]	729,252
32,680	Hibbett Sports, Inc.[a,c]	582,031
32,020	Interactive Data Corporation	755,032
45,480	LKQ Corporation[a]	520,291
35,740	Lululemon Athletica, Inc.[a,c]	506,436
27,260	True Religion Apparel, Inc.[a]	456,605
23,730	Warnaco Group, Inc.[a]	707,391
45,920	WMS Industries, Inc.[a]	1,148,000

	Total Consumer Discretionary	8,612,941

Consumer Staples (2.2%)
21,755	Flowers Foods, Inc.	645,036
19,270	Green Mountain Coffee Roasters, Inc.[a,c]	558,637
14,910	TreeHouse Foods, Inc.[a]	451,177

	Total Consumer Staples	1,654,850

Energy (6.6%)
23,110	Arena Resources, Inc.[a]	704,393
14,860	Atwood Oceanics, Inc.[a,c]	408,353
8,180	Carbo Ceramics, Inc.[c]	353,948
23,640	Complete Production Services, Inc.[a]	292,900
23,440	Concho Resources, Inc.[a]	498,100
10,560	Core Laboratories NVc	778,272
16,290	Goodrich Petroleum Corporation[a,c]	452,210
7,310	Lufkin Industries, Inc.	382,459
16,890	Penn Virginia Corporation	627,801
25,730	Willbros Group, Inc.[a,c]	398,558

	Total Energy	4,896,994

Financials (4.9%)
18,350	Digital Realty Trust, Inc.[b]	614,358
21,010	Dime Community Bancshares	350,867
4,490	Greenhill & Company, Inc.[c]	296,205
9,750	Home Properties, Inc.[c]	394,777
18,800	PrivateBancorp, Inc.[c]	676,988
8,890	Prosperity Bancshares, Inc.	295,237
35,020	Riskmetrics Group, Inc.[a,c]	539,658
13,650	Tanger Factory Outlet Centers, Inc.[c]	493,721

	Total Financials	3,661,811

Health Care (21.3%)
21,890	Acorda Therapeutics, Inc.[a,c]	446,556
22,870	Alexion Pharmaceuticals, Inc.[a,b]	931,953
29,240	Amedisys, Inc.[a,c]	1,649,428
17,900	Auxilium Pharmaceuticals, Inc.[a]	351,735
11,450	Cougar Biotechnology, Inc.[a]	290,830
26,830	Eclipsys Corporation[a]	398,426
25,840	Endo Pharmaceutical Holdings, Inc.[a]	478,040
20,000	Haemonetics Corporation[a]	1,181,200
20,820	ICON plc ADR[a]	528,203
12,840	Myriad Genetics, Inc.[a]	810,076
25,310	NuVasive, Inc.[a,c]	1,191,848
18,830	Onyx Pharmaceuticals, Inc.[a]	508,033
17,680	OSI Pharmaceuticals, Inc.[a,c]	670,956
50,220	PAREXEL International Corporation[a]	522,288
12,250	Perrigo Company	416,500
21,480	Psychiatric Solutions, Inc.[a,c]	715,069
43,250	Thoratec Corporation[a]	1,064,815
15,300	United Therapeutics Corporation[a,c]	1,334,619
21,160	West Pharmaceutical Services, Inc.[c]	844,707
37,800	Wright Medical Group, Inc.[a,c]	876,204
15,290	Xenoport, Inc.[a]	636,217

	Total Health Care	15,847,703

Industrials (17.5%)
2,600	Actuant Corporation	46,618
38,610	Aecom Technology Corporation[a,b]	680,694
11,730	Clean Harbors, Inc.[a]	769,136
8,690	Energy Conversion Devices, Inc.[a,b,c]	296,676
12,450	ESCO Technologies, Inc.[a]	429,525
18,900	Genesee & Wyoming, Inc.[a,b]	630,315
20,180	Huron Consulting Group, Inc.[a]	1,097,187
71,780	Kforce, Inc.[a]	564,909
19,140	Landstar System, Inc.	738,613
8,730	Lindsay Manufacturing Company[c]	415,373
47,530	Mobile Mini, Inc.[a,c]	798,504
37,550	Navigant Consulting, Inc.[a]	607,183
37,010	Orbital Sciences Corporation[a,c]	758,335
20,480	RBC Bearings, Inc.[a]	485,990
13,640	Teledyne Technologies, Inc.[a]	621,575
28,640	Tetra Tech, Inc.[a]	629,794
20,810	UAL Corporation	302,993
7,960	Valmont Industries, Inc.	436,049
24,760	Wabtec Corporation	984,458
20,340	Waste Connections, Inc.[a]	688,509
5,920	Watsco, Inc.	243,253
23,480	Woodward Governor Company	753,708

	Total Industrials	12,979,397

Information Technology (20.9%)
41,320	Ariba, Inc.[a]	442,124
30,990	AsiaInfo Holdings, Inc.[a]	340,580
46,520	Atheros Communications, Inc.[a,b,c]	835,964
38,180	Cavium Networks, Inc.[a,c]	486,413
19,430	Comscore, Inc.[a]	237,046
28,030	Concur Technologies, Inc.[a]	707,197
29,690	F5 Networks, Inc.[a]	736,906
13,010	Gartner, Inc.[a]	239,384
31,730	Interwoven, Inc.[a]	400,115
36,820	Microsemi Corporation[a]	800,467
41,350	Monolithic Power Systems, Inc.[a]	702,537
27,240	Net 1 UEPS Technology, Inc.[a]	381,360
64,710	Novellus Systems, Inc.[a]	1,022,418
58,040	Omniture, Inc.[a,c]	667,460
44,000	Plexus Corporation[a]	821,040
135,550	PMC-Sierra, Inc.[a]	634,374
51,810	Polycom, Inc.[a]	1,088,528

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (90.3%)	Value
Information Technology (20.9%) - continued
55,180	Riverbed Technology, Inc.[a]	$691,406
29,580	Sybase, Inc.[a]	787,715
15,700	Synaptics, Inc.[a,c]	484,973
39,290	Taleo Corporation[a]	542,202
47,110	TiVo, Inc.[a,c]	323,646
11,900	Varian Semiconductor Equipment Associates, Inc.[a]	233,478
21,690	Verigy, Ltd.[a]	314,505
31,190	VistaPrint, Ltd.[a,c]	532,413
27,130	Vocus, Inc.[a]	456,598
31,580	Websense, Inc.[a]	616,442

	Total Information Technology	15,527,291

Materials (3.3%)
17,550	Cabot Corporation	464,198
9,840	Compass Minerals International, Inc.	540,511
22,480	Koppers Holdings, Inc.	534,799
30,850	Olin Corporation	560,236
39,960	Solutia, Inc.[a,c]	385,214

	Total Materials	2,484,958

Telecommunications Services (0.8%)
10,690	NTELOS Holdings Corporation	277,940
34,120	Premiere Global Services, Inc.[a]	339,494

	Total Telecommunications Services	617,434

Utilities (1.2%)
21,010	ITC Holdings Corporation	852,586

	Total Utilities	852,586

	Total Common Stock (cost $83,484,162)	67,135,965

	Collateral Held for Securities Loaned (18.9%)[d]
14,040,435	Thrivent Financial Securities Lending Trust	14,040,435

	Total Collateral Held for Securities Loaned (cost $14,040,435)	14,040,435

Shares or Principal Amount	Short-Term Investments (10.3%)[d]
100,000	Federal Home Loan Bank Discount Notes 2.250%, 12/10/2008[e]	99,756
500,000	Federal National Mortgage Association Discount Notes 2.152%, 12/10/2008[e]	498,837
7,042,556	Thrivent Money Market Fund	7,042,556

	Total Short-Term Investments (at amortized cost)	7,641,149

	Total Investments (cost $105,165,746) 119.5%	$88,817,549

	Other Assets and Liabilities, Net (19.5%)	(14,523,887)

	Total Net Assets 100.0%	$74,293,662

a	Non-income producing security.

b	At October 31, 2008, $3,674,763 of investments were earmarked to cover open financial futures contracts.

c	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

e	At October 31, 2008, $498,826 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,356,486
Gross unrealized depreciation	(18,175,552)

Net unrealized appreciation (depreciation)	($16,819,066)
Cost for federal income tax purposes	$105,636,615

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of October 31, 2008

Futures	Numberof Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	74	December 2008	$4,746,110	$3,970,100	($776,010)
Total Futures					($776,010)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$1,200,706	$56,469,032	$50,627,182	7,042,556	$7,042,556	$102,423
Thrivent Financial Securities Lending Trust	25,651,383	86,523,886	98,134,834	14,040,435	14,040,435	314,820
Total Value and Dividend Income	26,852,089				21,082,991	417,243

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (95.5%)	Value
Consumer Discretionary (12.2%)
110,000	Aaron Rents, Inc.	$2,726,900
35,300	Cavco Industries, Inc.[a]	1,201,259
52,000	Corinthian Colleges, Inc.[a,b]	742,560
32,300	CSS Industries, Inc.	717,060
54,400	Dixie Group, Inc.[a]	223,040
44,000	Dorman Products, Inc.[a]	495,000
66,800	Drew Industries, Inc.[a,b]	808,280
48,000	Fred’s, Inc.	588,000
58,000	Haverty Furniture Companies, Inc.	570,720
11,300	Lee Enterprises, Inc.[b]	28,250
35,500	M/I Homes, Inc.[b]	483,155
44,500	MarineMax, Inc.[a,b]	103,240
28,800	Matthews International Corporation	1,285,344
57,300	Men’s Wearhouse, Inc.[b]	876,117
57,000	Meritage Homes Corporation[a,b]	782,610
54,200	Orient Express Hotels, Ltd.[b]	666,660
48,500	Pool Corporation[b]	844,385
51,900	Saga Communications, Inc.[a]	277,665
100,000	Shiloh Industries, Inc.	501,000
37,200	Stanley Furniture Company, Inc.[b]	366,048
48,000	Steak n Shake Company[a]	247,200
105,000	Stein Mart, Inc.[b]	225,750
34,700	Steven Madden, Ltd.[a]	755,766
78,000	Winnebago Industries, Inc.[b]	463,320

	Total Consumer Discretionary	15,979,329

Consumer Staples (2.2%)
189,000	Alliance One International, Inc.[a]	631,260
32,100	Casey’s General Stores, Inc.[b]	969,420
31,300	Nash Finch Company	1,234,159

	Total Consumer Staples	2,834,839

Energy (5.3%)
10,000	Atwood Oceanics, Inc.[a,b]	274,800
32,500	Carbo Ceramics, Inc.[b]	1,406,275
46,500	Hercules Offshore, Inc.[a,b]	338,985
140,000	Mariner Energy, Inc.[a]	2,014,600
122,200	NGAS Resources, Inc.[a,b]	384,930
41,000	TETRA Technologies, Inc.[a]	285,360
43,500	Whiting Petroleum Corporation[a]	2,261,565

	Total Energy	6,966,515

Financials (19.8%)
132,500	Ares Capital Corporation	1,041,450
48,000	Cascade Bancorp[b]	457,920
92,000	Cedar Shopping Centers, Inc.	879,520
86,000	East West Bancorp, Inc.[b]	1,492,100
27,000	Employers Holdings, Inc.	344,520
85,000	First Opportunity Fund, Inc.	481,950
61,000	Glacier Bancorp, Inc.[b]	1,230,370
51,000	Gladstone Capital Corporation[b]	607,410
51,000	Hatteras Financial Corporation[b]	1,111,800
85,000	Hercules Technology Growth Capital, Inc.[b]	737,800
43,800	Home Bancshares, Inc.[b]	1,140,552
13,000	iShares Russell 2000 Value Fund[b]	685,360
40,800	JMP Group, Inc.[b]	208,080
70,500	Kite Realty Group Trust	428,640
43,500	LaSalle Hotel Properties[b]	612,480
2,850	Markel Corporation[a]	999,894
67,700	Max Re Capital, Ltd.	1,079,815
67,000	Meadowbrook Insurance Group, Inc.	353,090
41,700	National Interstate Corporation[b]	729,750
25,200	Parkway Properties, Inc.[b]	434,700
115,000	PennantPark Investment Corporation	525,550
25,500	Piper Jaffray Companies[a]	1,005,975
44,500	Potlatch Corporation[b]	1,477,845
53,500	ProAssurance Corporation[a,b]	2,939,824
34,000	Provident Bankshares Corporation[b]	362,780
24,500	Redwood Trust, Inc.[b]	373,380
38,000	Sandy Spring Bancorp, Inc.[b]	815,860
39,900	Seabright Insurance Holdings[a]	417,354
86,000	Strategic Hotel Capital, Inc.[b]	425,700
30,500	SVB Financial Group[a]	1,569,225
37,000	Wintrust Financial Corporation[b]	947,200

	Total Financials	25,917,894

Health Care (6.1%)
12,000	Analogic Corporation	529,920
30,000	Angiodynamics, Inc.[a]	378,000
5,100	Atrion Corporation	504,696
290,000	Lexicon Pharmaceuticals, Inc.[a,b]	455,300
72,500	Momenta Pharmaceuticals, Inc.[a,b]	660,475
24,300	National Healthcare Corporation[b]	996,543
58,000	Owens & Minor, Inc.	2,509,660
48,900	Triple-S Management Corporation[a,b]	499,269
36,400	West Pharmaceutical Services, Inc.[b]	1,453,088

	Total Health Care	7,986,951

Industrials (24.6%)
87,200	Accuride Corporation[a,b]	27,904
60,000	Alaska Air Group, Inc.[a]	1,482,000
20,800	Ameron International Corporation	977,600
34,700	Applied Industrial Technologies, Inc.	700,593
24,000	Astec Industries, Inc.[a]	610,080
110,000	Beacon Roofing Supply, Inc.[a,b]	1,504,800
40,000	Belden, Inc.[b]	833,600
53,500	C&D Technologies, Inc.[a,b]	187,250
23,000	Cascade Corporation[b]	759,230
33,500	Circor International, Inc.	1,026,775
68,000	Comfort Systems USA, Inc.	634,440
28,000	Courier Corporation	487,480
51,600	Dollar Thrifty Automotive Group, Inc.[a,b]	83,592
11,600	Franklin Electric Company, Inc.[b]	489,056
16,200	FTI Consulting, Inc.[a]	943,650
42,500	G & K Services, Inc.	960,075
46,800	Genesee & Wyoming, Inc.[a]	1,560,780
60,200	Gibraltar Industries, Inc.	797,650
35,000	Greenbrier Companies, Inc.[b]	288,750
45,500	Hub Group, Inc.[a]	1,430,975
43,200	IDEX Corporation	1,001,376
61,000	Insituform Technologies, Inc.[a,b]	819,230
29,500	Kaman Corporation	753,135
135,500	Kforce, Inc.[a]	1,066,385

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (95.5%)	Value
Industrials (24.6%) - continued
47,500	Kirby Corporation[a]	$1,630,200
285,000	Kratos Defense & Security Solutions, Inc.[a]	421,800
62,500	McGrath Rentcorp	1,421,250
147,500	MPS Group, Inc.[a]	1,149,025
41,600	Navigant Consulting, Inc.[a]	672,672
37,400	Nordson Corporation	1,381,182
18,800	School Specialty, Inc.[a,b]	394,800
56,000	Sterling Construction Company, Inc.[a]	739,760
35,200	Universal Forest Products, Inc.	832,480
105,000	Vitran Corporation, Inc.[a]	933,450
37,800	Waste Connections, Inc.[a]	1,279,530
58,000	Woodward Governor Company	1,861,800

	Total Industrials	32,144,355

Information Technology (10.1%)
145,000	Acme Packet, Inc.[a,b]	687,300
93,000	Advanced Energy Industries, Inc.[a]	992,310
87,000	Ariba, Inc.[a,b]	930,900
27,000	ATMI, Inc.[a]	328,320
72,000	Brooks Automation, Inc.[a]	493,200
19,600	Cabot Microelectronics Corporation[a]	563,108
54,800	Catapult Communications Corporation[a]	233,996
38,000	Cymer, Inc.[a]	929,860
71,700	Electro Rent Corporation	859,683
114,000	GSI Group, Inc.[a]	220,020
32,000	Littelfuse, Inc.[a]	597,120
56,000	Methode Electronics, Inc.	425,040
93,000	Palm, Inc.[a,b]	371,070
65,500	Progress Software Corporation[a]	1,502,570
540,000	Safeguard Scientifics, Inc.[a]	421,200
48,500	SPSS, Inc.[a]	1,132,960
30,000	Standard Microsystems Corporation[a]	540,300
54,900	StarTek, Inc.[a]	181,719
66,000	Symyx Technologies, Inc.[a]	291,060
49,700	Synnex Corporation[a]	766,871
60,000	Vignette Corporation[a]	487,200
37,000	Xyratex, Ltd. ADR[a]	207,200
311,100	Zarlink Semiconductor, Inc.[a,b]	82,442

	Total Information Technology	13,245,449

Materials (8.7%)
32,400	Airgas, Inc.	1,242,864
47,000	AMCOL International Corporation[b]	1,152,910
71,500	American Vanguard Corporation[b]	1,046,045
60,600	AptarGroup, Inc.	1,837,392
44,500	Arch Chemicals, Inc.	1,262,465
43,700	Carpenter Technology Corporation	790,970
9,900	Deltic Timber Corporation	450,945
42,000	Innospec, Inc.	367,500
18,400	Minerals Technologies, Inc.	1,044,384
102,000	Myers Industries, Inc.[b]	1,078,140
121,000	Wausau Paper Corporation	1,120,460

	Total Materials	11,394,075

Telecommunications Services (0.6%)
85,000	Premiere Global Services, Inc.[a]	845,750

	Total Telecommunications Services	845,750

Utilities (5.9%)
54,500	Black Hills Corporation	1,376,125
77,500	Cleco Corporation[b]	1,783,275
47,700	El Paso Electric Company[a]	883,404
30,000	Empire District Electric Company[b]	576,300
48,500	Southwest Gas Corporation	1,266,820
34,500	UniSource Energy Corporation	951,510
35,000	Vectren Corporation	882,000

	Total Utilities	7,719,434

	Total Common Stock (cost $154,965,051)	125,034,591

	Preferred Stock (0.9%)
Financials (0.5%)
632	East West Bancorp, Inc.	714,160

	Total Financials	714,160

Health Care (0.4%)
40,000	National Healthcare Corporation, Convertible	454,000

	Total Health Care	454,000

	Total Preferred Stock (cost $1,165,578)	1,168,160

	Collateral Held for Securities Loaned (23.8%)[c]
31,225,748	Thrivent Financial Securities Lending Trust	31,225,748

	Total Collateral Held for Securities Loaned (cost $31,225,748)	31,225,748

	Short-Term Investments (3.9%)[c]
5,100,015	Thrivent Money Market Fund	5,100,015

	Total Short-Term Investments (at amortized cost)	5,100,015

	Total Investments (cost $192,456,392) 124.1%	$162,528,514

	Other Assets and Liabilities, Net (24.1%)	(31,585,348)

	Total Net Assets 100.0%	$130,943,166

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Partner Small Cap Value Fund

Schedule of Investments as of October 31, 2008

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,146,863
Gross unrealized depreciation	(41,347,372)

Net unrealized appreciation (depreciation)	($30,200,509)
Cost for federal income tax purposes	$192,729,023

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$4,123,694	$36,904,254	$35,927,933	5,100,015	$5,100,015	$176,713
Thrivent Financial Securities Lending Trust	38,943,138	139,514,768	147,232,158	31,225,748	31,225,748	415,690
Total Value and Dividend Income	43,066,832				36,325,763	592,403

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (95.9%)	Value
Consumer Discretionary (13.3%)
40,900	American Public Education, Inc.[a]	$1,810,643
30,400	Apollo Group, Inc.[a]	2,113,104
154,700	ArvinMeritor, Inc.[b]	915,824
32,500	Burger King Holdings, Inc.	646,100
128,500	Carter’s, Inc.[a]	2,729,340
37,800	CEC Entertainment, Inc.[a]	970,704
49,400	Children’s Place Retail Stores, Inc.[a,b]	1,651,442
10,200	Deckers Outdoor Corporation[a]	865,572
62,000	Dollar Tree, Inc.[a]	2,357,240
155,000	Fred’s, Inc.	1,898,750
155,700	Fuqi International, Inc.[a]	1,231,587
95,400	Gentex Corporation	914,886
32,300	Guess ?, Inc.	703,171
18,000	Hasbro, Inc.	523,260
260,400	Hot Topic, Inc.[a]	1,687,392
59,700	Interactive Data Corporation	1,407,726
65,200	Jack in the Box, Inc.[a]	1,310,520
191,000	Leapfrog Enterprises, Inc.[a,b]	1,289,250
67,400	Marvel Entertainment, Inc.[a,b]	2,169,606
36,200	Matthews International Corporation	1,615,606
87,500	Meritage Homes Corporation[a,b]	1,201,375
32,100	Panera Bread Company[a]	1,448,352
23,400	Polaris Industries, Inc.[b]	787,878
133,400	Pulte Homes, Inc.	1,486,076
39,600	Regal Entertainment Group	508,464
44,400	Ross Stores, Inc.	1,451,436
336,900	Shuffle Master, Inc.[a,b]	1,300,434
25,400	Steiner Leisure, Ltd.[a]	657,860
4,800	Strayer Education, Inc.	1,086,096
85,800	Toll Brothers, Inc.[a]	1,983,696
54,900	Tractor Supply Company[a]	2,281,644
48,500	Warnaco Group, Inc.[a]	1,445,785
85,700	WMS Industries, Inc.[a]	2,142,500

	Total Consumer Discretionary	46,593,319

Consumer Staples (4.9%)
52,958	Calavo Growers, Inc.[b]	537,524
78,400	Casey’s General Stores, Inc.	2,367,680
39,000	Chattem, Inc.[a,b]	2,951,130
64,600	Elizabeth Arden, Inc.[a]	1,116,934
46,550	Flowers Foods, Inc.	1,380,207
42,200	Nash Finch Company	1,663,946
51,400	Nu Skin Enterprises, Inc.	662,546
85,500	Omega Protein Corporation[a]	630,990
47,500	Ralcorp Holdings, Inc.[a]	3,214,800
88,600	TreeHouse Foods, Inc.[a]	2,681,036

	Total Consumer Staples	17,206,793

Energy (5.4%)
32,800	Alpha Natural Resources, Inc.[a]	1,173,256
11,800	Dril-Quip, Inc.[a]	291,460
329,900	Edge Petroleum Corporation[a,b]	194,641
36,600	Forest Oil Corporation[a]	1,069,086
40,900	Helmerich & Payne, Inc.	1,403,279
39,200	Mariner Energy, Inc.[a]	564,088
21,500	McMoran Exploration Company[a,b]	305,085
75,900	Oil States International, Inc.[a]	1,755,567
43,000	Penn Virginia Corporation	1,598,310
142,162	Petrohawk Energy Corporation[a]	2,693,970
45,700	Range Resources Corporation	1,929,454
52,700	Superior Energy Services, Inc.[a]	1,123,564
15,900	Teekay Shipping Corporation	339,465
75,100	Tesco Corporation[a,b]	854,638
104,700	TETRA Technologies, Inc.[a]	728,712
29,000	Unit Corporation[a]	1,088,660
20,200	Whiting Petroleum Corporation[a]	1,050,198
50,000	Willbros Group, Inc.[a,b]	774,500

	Total Energy	18,937,933

Financials (22.5%)
66,100	American Campus Communities, Inc.[b]	1,717,278
61,000	American Financial Group, Inc.	1,386,530
102,100	Amerisafe, Inc.[a]	1,760,204
84,600	Aspen Insurance Holdings, Ltd.	1,942,416
25,400	Bank of Hawaii Corporation	1,288,034
61,800	Bank of the Ozarks, Inc.[b]	1,878,720
53,800	BioMed Realty Trust, Inc.	755,890
32,200	Cash America International, Inc.	1,138,914
36,200	City Holding Company	1,514,608
146,400	Colonial BancGroup, Inc.[b]	598,776
63,700	Community Bank System, Inc.	1,589,315
42,800	Corporate Office Properties Trust	1,330,652
34,207	Cullen/Frost Bankers, Inc.	1,914,566
38,700	Digital Realty Trust, Inc.[b]	1,295,676
93,700	Dime Community Bancshares	1,564,790
107,500	East West Bancorp, Inc.[b]	1,865,125
91,500	First Cash Financial Services, Inc.[a]	1,406,355
79,200	First Commonwealth Financial Corporation	875,952
72,900	First Midwest Bancorp, Inc.	1,619,109
148,700	First Niagara Financial Group, Inc.	2,344,999
55,900	Glacier Bancorp, Inc.[b]	1,127,503
53,800	Hanover Insurance Group, Inc.	2,111,650
69,600	HCC Insurance Holdings, Inc.	1,535,376
28,400	Home Properties, Inc.[b]	1,149,916
30,400	Infinity Property & Casualty Corporation	1,210,528
84,500	Inland Real Estate Corporation[b]	968,370
79,800	Investors Real Estate Trust[b]	788,424
42,900	IPC Holdings, Ltd.	1,184,469
41,600	iShares Russell Microcap Index Fund[b]	1,453,504
420,500	MGIC Investment Corporation[b]	1,631,540
32,200	Nationwide Health Properties, Inc.[b]	960,848
74,300	Nelnet, Inc.	1,087,009
139,000	NewAlliance Bancshares, Inc.	1,918,200
96,600	Old National Bancorp	1,829,604
53,000	Platinum Underwriters Holdings, Ltd.	1,682,220
51,700	Portfolio Recovery Associates, Inc.[a,b]	1,854,996
21,200	Potlatch Corporation[b]	704,052
37,600	ProAssurance Corporation[a]	2,066,120
54,100	Prosperity Bancshares, Inc.	1,796,661
56,100	Raymond James Financial, Inc.[b]	1,306,569
32,100	Realty Income Corporation[b]	742,152
37,400	RLI Corporation[b]	2,146,386
62,300	Senior Housing Property Trust	1,194,291
46,800	Signature Bank[a]	1,524,744
169,900	South Financial Group, Inc.[b]	987,119

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (95.9%)	Value
Financials (22.5%) - continued
152,900	Sterling Bancshares, Inc.	$1,217,084
113,000	Sterling Financial Corporation[b]	959,370
51,950	Stifel Financial Corporation[a]	2,267,617
47,700	SVB Financial Group[a]	2,454,165
257,500	UCBH Holdings, Inc.[b]	1,359,600
30,200	UMB Financial Corporation	1,368,966
41,400	United Bankshares, Inc.[b]	1,320,660
29,600	United Fire & Casualty Company	685,832
42,300	Washington Real Estate Investment Trust[b]	1,268,154
25,600	Westamerica Bancorporation[b]	1,465,600

	Total Financials	79,117,208

Health Care (13.0%)
43,800	Alexion Pharmaceuticals, Inc.[a]	1,784,850
82,200	Alpharma, Inc.[a,b]	2,573,682
44,900	Amedisys, Inc.[a,b]	2,532,809
69,000	AmSurg Corporation[a]	1,720,860
47,100	ArthroCare Corporation[a,b]	978,738
22,100	Beckman Coulter, Inc.	1,103,232
55,800	BioMarin Pharmaceutical, Inc.[a,b]	1,022,256
15,000	Bio-Rad Laboratories, Inc.[a]	1,280,700
24,600	Cephalon, Inc.[a,b]	1,764,312
19,200	Haemonetics Corporation[a]	1,133,952
112,100	Healthspring, Inc.[a]	1,851,892
47,200	ICON plc ADR[a]	1,197,464
61,925	IPC The Hospitalist Company, Inc.[a]	1,260,793
73,200	Kindred Healthcare, Inc.[a]	1,060,668
36,000	Lincare Holdings, Inc.[a]	948,600
37,600	Martek Biosciences Corporation[a,b]	1,121,608
44,050	Masimo Corporation[a]	1,409,160
17,600	Myriad Genetics, Inc.[a]	1,110,384
66,000	Natus Medical, Inc.[a]	1,009,800
35,200	NuVasive, Inc.[a,b]	1,657,568
46,200	Owens & Minor, Inc.	1,999,074
80,500	PAREXEL International Corporation[a]	837,200
16,700	Pediatrix Medical Group, Inc.[a]	645,455
26,100	PerkinElmer, Inc.	468,234
32,400	Perrigo Company	1,101,600
75,400	Phase Forward, Inc.[a]	1,075,958
78,700	PSS World Medical, Inc.[a,b]	1,427,618
42,800	Psychiatric Solutions, Inc.[a]	1,424,812
24,100	Shire Pharmaceuticals Group plc ADR	950,745
58,300	STERIS Corporation	1,984,532
14,000	United Therapeutics Corporation[a,b]	1,221,220
27,700	Universal Health Services, Inc.	1,164,508
35,200	West Pharmaceutical Services, Inc.[b]	1,405,184
61,100	Wright Medical Group, Inc.[a,b]	1,416,298

	Total Health Care	45,645,766

Industrials (12.2%)
51,900	Allegiant Travel Company[a]	2,067,177
52,700	Applied Industrial Technologies, Inc.	1,064,013
106,300	Beacon Roofing Supply, Inc.[a]	1,454,184
52,700	Brady Corporation[b]	1,633,700
40,700	Carlisle Companies, Inc.	946,275
115,400	Continental Airlines, Inc.[a,b]	2,183,368
29,200	Curtiss-Wright Corporation	1,077,480
48,100	EMCOR Group, Inc.[a]	854,737
15,600	Esterline Technologies Corporation[a]	562,380
8,700	Genesee & Wyoming, Inc.[a]	290,145
28,100	Heartland Express, Inc.	431,054
26,100	Hub Group, Inc.[a]	820,845
68,000	IDEX Corporation	1,576,240
43,900	JB Hunt Transport Services, Inc.[b]	1,248,077
14,500	Kirby Corporation[a]	497,640
71,100	Knight Transportation, Inc.	1,130,490
141,900	Knoll, Inc.	2,051,874
24,700	Landstar System, Inc.	953,173
36,400	Lennox International, Inc.	1,085,448
42,000	Moog, Inc.[a]	1,475,040
26,400	MSC Industrial Direct Company, Inc.	946,704
62,000	Oshkosh Corporation	474,920
50,900	Pacer International, Inc.	574,661
27,200	Pentair, Inc.	751,808
41,900	Polypore International, Inc.[a]	357,407
39,500	Regal-Beloit Corporation[b]	1,286,120
21,200	Roper Industries, Inc.	961,420
13,500	SPX Corporation	522,990
78,400	Sykes Enterprises, Inc.[a,b]	1,251,264
39,300	Teledyne Technologies, Inc.[a]	1,790,901
136,200	UAL Corporation	1,983,072
22,800	Wabtec Corporation	906,528
92,625	Waste Connections, Inc.[a]	3,135,356
36,000	Watsco, Inc.	1,479,240
33,000	Watson Wyatt Worldwide, Inc.	1,401,510
52,600	Woodward Governor Company	1,688,460

	Total Industrials	42,915,701

Information Technology (15.1%)
30,500	Anixter International, Inc.[a,b]	1,025,105
36,600	ANSYS, Inc.[a]	1,047,858
377,500	Atmel Corporation[a]	1,566,625
41,500	Cabot Microelectronics Corporation[a]	1,192,295
15,300	CACI International, Inc.[a]	630,054
207,900	Compuware Corporation[a]	1,326,402
58,300	Comtech Telecommunications Corporation[a]	2,822,886
226,100	Cypress Semiconductor Corporation[a]	1,132,761
62,800	DTS, Inc.[a,b]	1,296,820
256,300	EarthLink, Inc.[a]	1,768,470
78,700	F5 Networks, Inc.[a]	1,953,334
50,788	FLIR Systems, Inc.[a]	1,630,295
132,500	FormFactor, Inc.[a,b]	2,308,150
160,900	Informatica Corporation[a]	2,260,645
12,700	Itron, Inc.[a,b]	615,696
77,800	Lawson Software, Inc.[a]	413,896
41,900	ManTech International Corporation[a]	2,260,086
98,100	MKS Instruments, Inc.[a]	1,819,755
86,700	Monolithic Power Systems, Inc.[a]	1,473,033
248,200	ON Semiconductor Corporation[a]	1,268,302
70,000	Parametric Technology Corporation[a]	909,300
157,000	Perot Systems Corporation[a]	2,259,230
59,300	Plexus Corporation[a]	1,106,538
169,900	PMC-Sierra, Inc.[a]	795,132
102,400	Polycom, Inc.[a,b]	2,151,424

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (95.9%)	Value
Information Technology (15.1%) - continued
104,800	QLogic Corporation[a]	$1,259,696
25,600	Quest Software, Inc.[a]	339,200
28,400	Rogers Corporation[a]	854,840
287,800	S1 Corporation[a]	1,804,506
94,500	SAIC, Inc.[a]	1,745,415
54,700	Shanda Interactive Entertainment, Ltd.[a,b]	1,512,455
104,800	Skyworks Solutions, Inc.[a]	747,224
75,900	Solera Holdings, Inc.[a]	1,889,151
87,900	Sybase, Inc.[a]	2,340,777
41,500	Synaptics, Inc.[a]	1,281,935
147,000	TIBCO Software, Inc.[a]	757,050
31,600	Trimble Navigation, Ltd.[a]	650,012
37,400	Varian Semiconductor Equipment Associates, Inc.[a]	733,788

	Total Information Technology	52,950,141

Materials (4.1%)
20,900	Airgas, Inc.	801,724
17,400	AptarGroup, Inc.	527,568
70,900	Bemis Company, Inc.	1,761,156
8,300	FMC Corporation	361,382
37,000	Greif, Inc.	1,501,460
45,600	Koppers Holdings, Inc.	1,084,824
107,800	Pactiv Corporation[a,b]	2,539,768
55,600	Rock-Tenn Company	1,690,796
33,600	Rockwood Holdings, Inc.[a]	414,960
37,100	Royal Gold, Inc.[b]	1,069,593
42,500	RPM International, Inc.	603,500
14,500	SPDR Gold Trust[a]	1,034,430
102,400	Steel Dynamics, Inc.	1,220,608

	Total Materials	14,611,769

Telecommunications Services (1.5%)
37,100	CenturyTel, Inc.[b]	931,581
66,100	NTELOS Holdings Corporation	1,718,600
87,800	Premiere Global Services, Inc.[a]	873,610
97,000	Syniverse Holdings, Inc.[a]	1,823,600

	Total Telecommunications Services	5,347,391

Utilities (3.9%)
93,600	Avista Corporation	1,858,896
71,100	Cleco Corporation	1,636,011
95,100	El Paso Electric Company[a]	1,761,252
70,700	New Jersey Resources Corporation[b]	2,632,868
68,200	Piedmont Natural Gas Company, Inc.[b]	2,245,144
36,100	Portland General Electric Company	740,772
88,900	UGI Corporation	2,122,043
32,800	Vectren Corporation	826,560

	Total Utilities	13,823,546

	Total Common Stock (cost $371,965,845)	337,149,567

	Collateral Held for Securities Loaned (15.6%)[c]
54,683,469	Thrivent Financial Securities Lending Trust	54,683,469

	Total Collateral Held for Securities Loaned (cost $54,683,469)	54,683,469

Shares or Principal Amount	Short-Term Investments (12.1%)[c]
7,410,000	Alcon Capital Corporation 0.080%, 11/3/2008	7,409,967
12,500,000	Deutsche Financial Bank, LLC 0.130%, 11/3/2008	12,499,910
5,120,000	Federal Home Loan Bank Discount Notes 0.010%, 11/3/2008	5,119,997
300,000	1.100%, 12/8/2008	299,661
100,000	1.200%, 12/10/2008	99,870
900,000	Federal National Mortgage Association Discount Notes 2.100%, 12/10/2008	897,976
16,013,258	Thrivent Money Market Fund	16,013,258

	Total Short-Term Investments (at amortized cost)	42,340,639

	Total Investments (cost $468,989,953) 123.6%	$434,173,675

	Other Assets and Liabilities, Net (23.6%)	(82,770,729)

	Total Net Assets 100.0%	$351,402,946

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$16,581,612
Gross unrealized depreciation	(64,566,931)

Net unrealized appreciation (depreciation)	($47,985,319)
Cost for federal income tax purposes	$482,158,994

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of October 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$34,676,065	$185,685,541	$204,348,348	16,013,258	$16,013,258	$629,825
Thrivent Financial Securities Lending Trust	158,510,727	405,421,368	509,248,626	54,683,469	54,683,469	1,334,723
Total Value and Dividend Income	193,186,792				70,696,727	1,964,548

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (97.4%)	Value
Consumer Discretionary (13.5%)
900	4Kids Entertainment, Inc.[a]	$4,761
3,875	Aaron Rents, Inc.	96,061
1,300	AH Belo Corporation	4,303
1,900	Arbitron, Inc.[b]	61,902
900	Arctic Cat, Inc.	6,822
1,500	ATC Technology Corporation[a]	32,895
1,400	Audiovox Corporation[a]	8,246
800	Bassett Furniture Industries, Inc.	3,528
1,600	Big 5 Sporting Goods Corporation	10,048
1,100	Blue Nile, Inc.[a,c]	33,638
3,050	Brown Shoe Company, Inc.	32,147
6,400	Brunswick Corporation[c]	22,208
1,650	Buckle, Inc.	43,461
1,300	Buffalo Wild Wings, Inc.[a,c]	36,764
2,900	Cabela’s, Inc.[a,c]	23,055
1,800	California Pizza Kitchen, Inc.[a]	17,586
3,700	Carter’s, Inc.[a]	78,588
2,150	Cato Corporation	33,368
1,600	CBRL Group, Inc.	31,872
1,650	CEC Entertainment, Inc.[a]	42,372
5,700	Champion Enterprises, Inc.[a]	10,659
1,500	Charlotte Russe Holding, Inc.[a]	12,675
1,800	Children’s Place Retail Stores, Inc.[a]	60,174
2,600	Christopher & Banks Corporation	13,572
3,800	CKE Restaurants, Inc.	32,262
2,100	Coinstar, Inc.[a]	50,379
300	CPI Corporation	2,190
6,000	Crocs, Inc.[a,c]	15,060
1,000	Deckers Outdoor Corporation[a]	84,860
1,100	DineEquity, Inc.[c]	19,833
3,300	Dress Barn, Inc.[a,c]	31,548
1,400	Drew Industries, Inc.[a,c]	16,940
2,133	E.W. Scripps Company	9,918
2,100	Ethan Allen Interiors, Inc.[c]	37,569
4,043	Finish Line, Inc.	38,692
3,300	Fossil, Inc.[a]	59,895
2,900	Fred’s, Inc.	35,525
1,400	Genesco, Inc.[a,c]	34,734
1,700	Group 1 Automotive, Inc.	17,085
2,100	Gymboree Corporation[a]	54,306
1,400	Haverty Furniture Companies, Inc.	13,776
2,050	Hibbett Sports, Inc.[a,c]	36,510
4,600	Hillenbrand, Inc.	87,400
3,175	Hot Topic, Inc.[a]	20,574
2,800	HSN, Inc.[a]	17,220
4,200	Iconix Brand Group, Inc.[a,c]	45,738
2,800	Interval Leisure Group, Inc.[a]	20,328
4,100	Jack in the Box, Inc.[a]	82,410
2,000	JAKKS Pacific, Inc.[a]	44,740
1,810	Jo-Ann Stores, Inc.[a]	34,680
1,350	Joseph A. Bank Clothiers, Inc.[a]	34,384
2,000	K-Swiss, Inc.	30,260
900	Landry’s Restaurants, Inc.	11,295
3,800	La-Z-Boy, Inc.[c]	21,964
1,100	Libbey, Inc.[c]	4,026
1,200	Lithia Motors, Inc.[c]	4,920
5,500	Live Nation, Inc.[a]	61,875
9,900	LKQ Corporation[a]	113,256
1,000	M/I Homes, Inc.[c]	13,610
1,400	Maidenform Brands, Inc.[a]	15,372
1,500	Marcus Corporation	21,045
1,300	MarineMax, Inc.[a]	3,016
3,800	Men’s Wearhouse, Inc.[c]	58,102
2,200	Meritage Homes Corporation[a,c]	30,206
1,000	Midas, Inc.[a]	13,030
2,200	Monaco Coach Corporation	4,840
800	Monarch Casino & Resort, Inc.[a]	7,128
1,300	Movado Group, Inc.	19,773
1,700	Multimedia Games, Inc.[a]	5,134
300	National Presto Industries, Inc.	19,875
1,700	Nautilus Group, Inc.[a]	4,148
2,200	NutriSystem, Inc.	31,130
1,600	O’Charley’s, Inc.	12,000
5,500	OfficeMax, Inc.	44,275
1,000	Oxford Industries, Inc.[c]	13,470
1,700	P.F. Chang’s China Bistro, Inc.[a]	34,782
2,200	Panera Bread Company[a,c]	99,264
1,600	Papa John’s International, Inc.[a]	36,096
900	Peet’s Coffee & Tea, Inc.[a]	20,214
3,200	Pep Boys - Manny, Moe & Jack[c]	15,424
900	Perry Ellis International, Inc.[a]	8,811
1,700	PetMed Express, Inc.[a]	30,022
4,400	Pinnacle Entertainment, Inc.[a,c]	24,640
2,400	Polaris Industries, Inc.[c]	80,808
3,475	Pool Corporation[c]	60,500
600	Pre-Paid Legal Services, Inc.[a]	23,688
9,300	Quiksilver, Inc.[a]	24,087
1,300	RC2 Corporation[a]	16,510
1,200	Red Robin Gourmet Burgers, Inc.[a]	18,228
3,895	Ruby Tuesday, Inc.[a]	9,387
1,200	Russ Berrie and Company, Inc.[a]	3,240
1,500	Ruth’s Chris Steak House, Inc.[a]	3,435
3,250	Select Comfort Corporation[a]	1,560
4,075	Shuffle Master, Inc.[a]	15,729
2,400	Skechers USA, Inc.[a]	32,592
500	Skyline Corporation	10,810
2,000	Sonic Automotive, Inc.	10,260
4,375	Sonic Corporation[a]	46,813
2,400	Spartan Motors, Inc.	11,016
2,800	Stage Stores, Inc.	21,588
1,100	Stamps.com, Inc.[a]	10,736
900	Standard Motor Products, Inc.	3,789
8,400	Standard Pacific Corporation[a,c]	23,940
2,100	Steak n Shake Company[a]	10,815
1,900	Stein Mart, Inc.	4,085
1,500	Sturm, Ruger & Company, Inc.[a]	10,725
1,700	Superior Industries International, Inc.[c]	24,310
3,800	Texas Roadhouse, Inc.[a]	26,676
2,800	Ticketmaster[a]	27,104
2,300	Tractor Supply Company[a]	95,588
1,300	True Religion Apparel, Inc.[a,c]	21,775
2,200	Tuesday Morning Corporation[a]	4,928
1,800	Tween Brands, Inc.[a]	15,336
1,000	UniFirst Corporation	32,630
1,000	Universal Electronic Inc.[a]	21,130
1,600	Universal Technical Institute, Inc.[a]	26,400
1,200	Volcom, Inc.[a,c]	15,516
2,100	Winnebago Industries, Inc.[c]	12,474
3,700	WMS Industries, Inc.[a]	92,500
3,550	Wolverine World Wide, Inc.	83,425
2,600	Zale Corporation[a,c]	44,356
The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (97.4%)	Value
Consumer Discretionary (13.5%) - continued
1,500	Zumiez, Inc.[a,c]	$14,640

	Total Consumer Discretionary	3,545,393

Consumer Staples (4.0%)
6,500	Alliance One International, Inc.[a]	21,710
1,300	Andersons, Inc.[c]	34,619
700	Boston Beer Company, Inc.[a]	26,453
800	Cal-Maine Foods Inc	23,512
3,700	Casey’s General Stores, Inc.	111,740
5,200	Central Garden & Pet Company[a]	16,536
1,400	Chattem, Inc.[a,c]	105,938
6,000	Darling International, Inc.[a]	45,240
5,812	Flowers Foods, Inc.	172,326
2,200	Great Atlantic & Pacific Tea Company, Inc.[a]	18,194
1,300	Green Mountain Coffee Roasters, Inc.[a,c]	37,687
2,900	Hain Celestial Group, Inc.[a]	67,396
1,000	J & J Snack Foods Corporation	31,360
2,300	Lance, Inc.	47,587
1,100	Mannatech, Inc.	4,411
900	Nash Finch Company	35,487
1,300	Sanderson Farms, Inc.[c]	40,586
1,600	Spartan Stores, Inc.	43,184
2,900	Spectrum Brands, Inc.[a]	1,769
2,300	TreeHouse Foods, Inc.[a]	69,598
3,100	United Natural Foods, Inc.[a,c]	69,254
1,200	WD-40 Company	34,920

	Total Consumer Staples	1,059,507

Energy (5.1%)
4,100	Atwood Oceanics, Inc.[a,c]	112,668
1,700	Basic Energy Services, Inc.[a]	23,256
2,100	Bristow Group, Inc.[a,c]	52,017
1,500	Carbo Ceramics, Inc.[c]	64,905
2,200	Dril-Quip, Inc.[a]	54,340
1,000	Gulf Island Fabrication, Inc.	19,710
1,700	Hornbeck Offshore Services, Inc.[a,c]	40,460
6,300	Input/Output, Inc.[a]	41,328
1,100	Lufkin Industries, Inc.	57,552
1,900	Matrix Service Company[a]	23,275
1,450	NATCO Group, Inc.[a]	30,653
3,100	Penn Virginia Corporation	115,227
1,100	Petroleum Development Corporation[a]	22,781
3,200	PetroQuest Energy, Inc.[a]	31,840
3,600	Pioneer Drilling Company[a]	27,864
1,550	SEACOR Holdings, Inc.[a]	104,114
9,056	Southern Union Company[b]	155,944
4,500	St. Mary Land & Exploration Company	112,005
2,500	Stone Energy Corporation[a]	75,850
1,200	Superior Well Services, Inc.[a]	20,100
2,300	Swift Energy Company[a]	73,784
5,500	TETRA Technologies, Inc.[a]	38,280
2,100	World Fuel Services Corporation	45,003

	Total Energy	1,342,956

Financials (19.3%)
2,400	Acadia Realty Trust[b]	43,368
1,300	Anchor BanCorp Wisconsin, Inc.[c]	7,410
3,500	Bank Mutual Corporation	40,355
600	BankAtlantic Bancorp, Inc.	3,702
6,000	BioMed Realty Trust, Inc.	84,300
4,200	Boston Private Financial Holdings, Inc.[c]	37,128
4,300	Brookline Bancorp, Inc.	50,310
2,000	Cascade Bancorp[c]	19,080
2,100	Cash America International, Inc.	74,277
3,200	Cedar Shopping Centers, Inc.	30,592
2,100	Central Pacific Financial Corporation	32,760
3,500	Colonial Properties Trust	36,890
1,300	Columbia Banking System, Inc.	20,696
2,300	Community Bank System, Inc.	57,385
2,300	Corus Bankshares, Inc.[c]	5,060
3,000	Delphi Financial Group, Inc.	47,250
6,700	DiamondRock Hospitality Company	34,706
1,950	Dime Community Bancshares	32,565
4,600	East West Bancorp, Inc.[c]	79,810
1,800	EastGroup Properties, Inc.	60,264
2,400	Entertainment Properties Trust	89,880
6,000	Extra Space Storage, Inc.	69,060
1,900	Financial Federal Corporation	43,985
5,500	First BanCorp[c]	56,210
1,900	First Cash Financial Services, Inc.[a]	29,203
5,500	First Commonwealth Financial Corporation[c]	60,830
2,300	First Financial Bancorp	30,935
1,500	First Financial Bankshares, Inc.[c]	81,285
3,500	First Midwest Bancorp, Inc.	77,735
900	FirstFed Financial Corporation[a,c]	8,055
3,700	Flagstar Bancorp, Inc.[c]	7,030
2,600	Forestar Real Estate Group, Inc.[a]	22,750
3,400	Frontier Financial Corporation[c]	22,644
3,900	Glacier Bancorp, Inc.	78,663
1,300	Greenhill & Company, Inc.[c]	85,761
3,300	Guaranty Financial Group, Inc.[a,c]	6,699
1,700	Hancock Holding Company	75,072
2,700	Hanmi Financial Corporation	10,800
1,000	Home Bancshares, Inc.	26,040
2,300	Home Properties, Inc.[c]	93,127
1,385	Independent Bank Corporation	5,083
1,100	Infinity Property & Casualty Corporation	43,802
4,200	Inland Real Estate Corporation[c]	48,132
3,200	Investment Technology Group, Inc.[a]	65,312
1,400	Irwin Financial Corporation	3,080
2,400	Kilroy Realty Corporation	77,160
2,600	Kite Realty Group Trust	15,808
3,900	LaBranche & Company, Inc.[a]	24,297
1,100	LandAmerica Financial Group, Inc.	10,835
3,000	LaSalle Hotel Properties[c]	42,240
4,700	Lexington Corporate Properties Trust	37,741
1,700	LTC Properties, Inc.	41,089
4,800	Medical Properties Trust, Inc.[c]	35,424
2,000	Mid-America Apartment Communities, Inc.[c]	70,480
1,600	Nara Bancorp, Inc.	17,600
2,900	National Financial Partners	19,314
5,800	National Penn Bancshares, Inc.	98,252
5,400	National Retail Properties, Inc.	96,282

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (97.4%)	Value
Financials (19.3%) - continued
1,000	Navigators Group, Inc.[a]	$50,510
4,800	Old National Bancorp	90,912
3,100	optionsXpress Holdings, Inc.[c]	55,056
1,100	Parkway Properties, Inc.	18,975
2,900	Pennsylvania Real Estate Investment Trust	36,685
1,200	Piper Jaffray Companies[a]	47,340
1,100	Portfolio Recovery Associates, Inc.[a,c]	39,468
3,500	Post Properties, Inc.	78,120
1,600	Presidential Life Corporation	15,008
2,000	PrivateBancorp, Inc.[c]	72,020
2,400	ProAssurance Corporation[a]	131,880
3,000	Prosperity Bancshares, Inc.	99,630
2,455	Provident Bankshares Corporation	26,195
1,100	PS Business Parks, Inc.	49,797
2,000	Rewards Network, Inc.[a]	7,600
1,300	RLI Corporation	74,607
1,200	Safety Insurance Group, Inc.	45,588
3,800	Selective Insurance Group, Inc.	90,250
8,400	Senior Housing Property Trust	161,028
2,500	Signature Bank[a],c	81,450
5,300	South Financial Group, Inc.	30,793
1,600	Sovran Self Storage, Inc.	51,920
1,300	Sterling Bancorp	20,384
5,375	Sterling Bancshares, Inc.	42,785
3,820	Sterling Financial Corporation	32,432
1,300	Stewart Information Services Corporation	21,580
1,900	Stifel Financial Corporation[a]	82,935
6,300	Susquehanna Bancshares, Inc.[c]	97,587
1,989	SWS Group, Inc.	36,916
2,300	Tanger Factory Outlet Centers, Inc.	83,191
1,500	Tower Group, Inc.	31,545
2,300	Tradestation Group, Inc.[a]	18,009
5,533	TrustCo Bank Corporation NYc	67,336
8,100	UCBH Holdings, Inc.[c]	42,768
2,200	UMB Financial Corporation	99,726
4,400	Umpqua Holdings Corporation	74,888
2,700	United Bankshares, Inc.[c]	86,130
2,922	United Community Banks, Inc.[c]	38,337
1,600	United Fire & Casualty Company	37,072
1,600	Urstadt Biddle Properties	26,208
4,675	Whitney Holding Corporation	88,825
1,400	Wilshire Bancorp, Inc.	15,442
1,700	Wintrust Financial Corporation[c]	43,520
1,194	World Acceptance Corporation[a]	22,065
2,700	Zenith National Insurance Corporation	88,722

	Total Financials	5,078,838

Health Care (13.3%)
1,600	Abaxis, Inc.[a]	24,592
800	Air Methods Corporation[a]	13,424
3,000	Alpharma, Inc.[a,c]	93,930
1,933	Amedisys, Inc.[a,c]	109,041
5,300	American Medical Systems Holdings, Inc.[a,c]	57,346
3,900	AMERIGROUP Corporation[a,b]	97,500
2,500	AMN Healthcare Services, Inc.[a]	22,475
2,300	AmSurg Corporation[a]	57,362
950	Analogic Corporation	41,952
2,100	ArQule, Inc.[a]	5,796
1,900	ArthroCare Corporation[a,c]	39,482
1,800	BioLase Technology, Inc.[a]	3,132
2,100	Cambrex Corporation[a]	9,450
2,800	Catalyst Health Solutions, Inc.[a]	47,236
3,200	Centene Corporation[a]	60,288
1,700	Chemed Corporation	74,443
2,100	CONMED Corporation[a]	55,020
3,300	Cooper Companies, Inc.	54,384
500	Corvel Corporation[a]	13,410
2,200	Cross Country Healthcare, Inc.[a]	24,904
2,050	CryoLife, Inc.[a]	27,470
4,100	Cubist Pharmaceuticals, Inc.[a]	104,099
1,700	Cyberonics, Inc.[a]	21,658
1,000	Datascope Corporation	50,170
1,300	Dionex Corporation[a]	69,979
4,000	Eclipsys Corporation[a]	59,400
2,322	Enzo Biochem, Inc.[a]	13,398
2,100	Gentiva Health Services, Inc.[a]	57,015
1,700	Greatbatch, Inc.[a]	36,975
1,900	Haemonetics Corporation[a]	112,214
3,600	Healthspring, Inc.[a]	59,472
2,500	Healthways, Inc.[a]	25,250
1,800	HMS Holding Corporation[a]	44,586
900	ICU Medical, Inc.[a]	28,827
5,112	Immucor, Inc.[a]	135,724
1,400	Integra LifeSciences Holdings Corporation[a]	52,556
2,300	Invacare Corporation	41,837
2,400	inVentiv Health, Inc.[a]	22,728
1,000	Kendle International, Inc.[a]	18,070
800	Kensey Nash Corporation[a]	20,312
700	Landauer, Inc.	37,842
1,400	LCA-Vision, Inc.	4,788
1,100	LHC Group, Inc.[a]	38,808
3,000	Magellan Health Services, Inc.[a]	110,820
2,400	Martek Biosciences Corporation[a,c]	71,592
1,400	MedCath Corporation[a]	21,588
2,500	Mentor Corporation[c]	42,250
2,950	Meridian Bioscience, Inc.	72,511
2,000	Merit Medical Systems, Inc.[a]	36,600
1,000	Molina Healthcare, Inc.[a]	22,270
900	MWI Veterinary Supply, Inc.[a]	31,167
2,000	Natus Medical, Inc.[a]	30,600
1,800	Noven Pharmaceuticals, Inc.[a]	20,250
2,350	Odyssey Healthcare, Inc.[a]	22,536
2,300	Omnicell, Inc.[a]	25,254
1,300	Osteotech, Inc.[a]	4,147
3,000	Owens & Minor, Inc.	129,810
1,300	Palomar Medical Technologies, Inc.[a]	14,872
2,500	Par Pharmaceutical Companies, Inc.[a]	25,000
4,000	PAREXEL International Corporation[a]	41,600
3,300	Pediatrix Medical Group, Inc.[a]	127,545
2,200	PharMerica Corporation[a]	45,166
1,400	Pharmnet Development Group[a]	2,240
3,100	Phase Forward, Inc.[a]	44,237
4,500	PSS World Medical, Inc.[a,c]	81,630
4,600	Regeneron Pharmaceuticals, Inc.[a]	88,780
1,300	RehabCare Group, Inc.[a]	22,269
1,900	Res-Care, Inc.[a]	29,279
3,500	Salix Pharmaceuticals, Ltd.[a]	32,200

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Small Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (97.4%)	Value
Health Care (13.3%) - continued
3,400	Savient Pharmaceuticals, Inc.[a]	$16,184
3,300	Sunrise Senior Living, Inc.[a]	9,966
1,100	SurModics, Inc.[a,c]	29,150
2,600	Symmetry Medical, Inc.[a]	33,592
2,400	Theragenics Corporation[a]	4,680
6,000	ViroPharma, Inc.[a]	75,240
2,400	West Pharmaceutical Services, Inc.	95,808
1,500	Zoll Medical Corporation[a]	36,120

	Total Health Care	3,485,298

Industrials (17.8%)
1,600	A.O. Smith Corporation[c]	50,480
2,800	AAR Corporation[a]	44,772
3,200	ABM Industries, Inc.	52,256
3,000	Acuity Brands, Inc.[b]	104,880
1,700	Administaff, Inc.[b]	33,983
1,900	Albany International Corporation	27,664
2,100	Apogee Enterprises, Inc.	20,706
2,675	Applied Industrial Technologies, Inc.	54,008
900	Applied Signal Technology, Inc.	16,128
1,800	Arkansas Best Corporation	52,542
1,400	Astec Industries, Inc.[a]	35,588
3,400	Baldor Electric Company	59,704
3,200	Barnes Group, Inc.	46,432
3,125	Belden, Inc.[b]	65,125
2,000	Bowne & Company, Inc.	15,580
3,900	Brady Corporation	120,900
3,600	Briggs & Stratton Corporation[c]	56,736
1,900	C&D Technologies, Inc.[a,c]	6,650
625	Cascade Corporation	20,631
1,000	CDI Corporation	13,000
1,950	Ceradyne, Inc.[a]	45,825
3,700	CLARCOR, Inc.	130,943
800	Consolidated Graphics, Inc.[a]	10,408
1,100	Cubic Corporation	24,475
3,300	Curtiss-Wright Corporation	121,770
4,800	EMCOR Group, Inc.[a]	85,296
1,500	EnPro Industries, Inc.[a]	33,315
2,200	Esterline Technologies Corporation[a]	79,310
2,100	Forward Air Corporation[c]	54,957
1,400	G & K Services, Inc.	31,626
3,900	Gardner Denver, Inc.[a]	99,918
3,500	GenCorp, Inc.[a]	17,150
2,000	Gibraltar Industries, Inc.	26,500
3,020	Griffon Corporation[a]	25,489
3,125	Healthcare Services Group, Inc.	51,750
4,101	Heartland Express, Inc.	62,909
1,200	Heidrick & Struggles International, Inc.	28,956
2,700	Hub Group, Inc.[a]	84,915
1,800	II-VI, Inc.[a]	50,562
2,000	Insituform Technologies, Inc.[a,c]	26,860
4,100	Interface, Inc.	28,905
2,000	John Bean Technologies Corporation	16,760
1,900	Kaman Corporation	48,507
2,000	Kaydon Corporation	66,820
3,900	Kirby Corporation[a]	133,848
4,225	Knight Transportation, Inc.	67,177
3,900	Landstar System, Inc.	150,501
300	Lawson Products, Inc.	8,940
3,400	Lennox International, Inc.	101,388
900	Lindsay Manufacturing Company[c]	42,822
1,200	Lydall, Inc.[a]	7,980
2,200	MagneTek, Inc.[a]	4,730
2,500	Mobile Mini, Inc.[a,c]	42,000
3,125	Moog, Inc.[a]	109,750
2,700	Mueller Industries, Inc.	61,749
1,400	NCI Building Systems, Inc.[a]	26,054
2,000	Old Dominion Freight Line, Inc.[a]	60,680
2,600	On Assignment, Inc.[a]	16,900
4,300	Orbital Sciences Corporation[a,c]	88,107
2,775	Quanex Building Products Corporation	25,419
2,400	Regal-Beloit Corporation	78,144
2,500	Robbins & Myers, Inc.	51,000
1,200	School Specialty, Inc.[a,c]	25,200
2,700	Simpson Manufacturing Company, Inc.[c]	62,208
4,200	SkyWest, Inc.	64,722
3,900	Spherion Corporation[a]	12,402
900	Standard Register Company	7,317
900	Standex International Corporation	23,229
2,400	Sykes Enterprises, Inc.[a]	38,304
2,600	Teledyne Technologies, Inc.[a]	118,482
4,300	Tetra Tech, Inc.[a]	94,557
2,600	Toro Company	87,464
1,400	Tredegar Corporation	20,608
1,200	Triumph Group, Inc.	52,632
3,200	TrueBlue, Inc.[a]	26,656
1,700	United Stationers, Inc.[a]	63,563
1,200	Universal Forest Products, Inc.	28,380
1,300	Valmont Industries, Inc.	71,214
1,500	Viad Corporation	32,775
1,400	Vicor Corporation	9,786
950	Volt Information Sciences, Inc.[a]	7,268
2,200	Wabash National Corporation	13,376
5,875	Waste Connections, Inc.[a]	198,869
2,100	Watsco, Inc.[c]	86,289
3,200	Watson Wyatt Worldwide, Inc.	135,904
2,100	Watts Water Technologies, Inc.	55,503
4,000	Woodward Governor Company	128,400

	Total Industrials	4,693,988

Information Technology (15.7%)
1,900	Actel Corporation[a]	22,971
8,800	Adaptec, Inc.[a]	28,248
2,400	Advanced Energy Industries, Inc.[a]	25,608
1,700	Agilysys, Inc.	6,834
2,200	Anixter International, Inc.[a,b]	73,942
8,995	Arris Group, Inc.[a]	62,155
2,300	ATMI, Inc.[a,b]	27,968
2,247	Avid Technology, Inc.[a,c]	33,323
7,500	Axcelis Technologies, Inc.[a]	3,300
1,000	Bankrate, Inc.[a]	32,910
900	Bel Fuse, Inc.	19,530
4,850	Benchmark Electronics, Inc.[a,b]	58,152
1,300	Black Box Corporation	39,533
3,200	Blackbaud, Inc.	48,640
2,800	Blue Coat Systems, Inc.[a]	37,800
3,720	Brightpoint, Inc.[a]	21,427
4,653	Brooks Automation, Inc.[a]	31,873

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (97.4%)	Value
Information Technology (15.7%) - continued
1,700	Cabot Microelectronics Corporation[a]	$48,841
2,200	CACI International, Inc.[a]	90,596
600	Catapult Communications Corporation[a]	2,562
2,800	Checkpoint Systems, Inc.[a]	35,308
3,900	CIBER, Inc.[a]	21,060
3,100	Cognex Corporation	49,662
1,700	Cohu, Inc.	24,038
1,800	Comtech Telecommunications Corporation[a]	87,156
3,100	Concur Technologies, Inc.[a]	78,213
2,500	CSG Systems International, Inc.[a]	41,575
2,500	CTS Corporation	17,475
5,054	CyberSource Corporation[a]	61,406
2,200	Cymer, Inc.[a]	53,834
11,700	Cypress Semiconductor Corporation[a]	58,617
2,500	Daktronics, Inc.[c]	24,900
3,000	DealerTrack Holdings, Inc.[a]	32,190
1,900	Digi International, Inc.[a]	19,456
2,350	Diodes, Inc.[a]	23,218
2,000	DSP Group, Inc.[a]	12,600
2,000	Electro Scientific Industries, Inc.[a]	16,740
1,200	EMS Technologies, Inc.[a]	25,080
4,300	Epicor Software Corporation[a]	30,315
2,600	EPIQ Systems, Inc.[a,c]	35,334
3,100	Exar Corporation[a]	20,708
1,200	Faro Technologies, Inc.[a]	18,204
2,700	FEI Company[a]	56,727
1,700	Gerber Scientific, Inc.[a]	8,126
1,700	Gevity HR, Inc.	5,797
6,900	Harmonic, Inc.[a]	49,059
1,800	Heartland Payment Systems, Inc.[c]	31,338
1,700	Hutchinson Technology, Inc.[a]	11,628
6,500	Informatica Corporation[a]	91,325
2,500	InfoSpace, Inc.	21,425
3,350	Insight Enterprises, Inc.[a]	32,596
1,200	Integral Systems, Inc.[a]	29,484
1,600	Intevac, Inc.[a]	12,448
2,500	Itron, Inc.[a,c]	121,200
3,200	J2 Global Communication, Inc.[a]	51,584
2,000	JDA Software Group, Inc.[a]	28,560
1,000	Keithley Instruments, Inc.	4,250
2,100	Knot, Inc.[a,c]	14,490
4,900	Kopin Corporation[a]	11,368
3,900	Kulicke and Soffa Industries, Inc.[a]	11,466
1,600	Littelfuse, Inc.[a]	29,856
1,300	LoJack Corporation[a]	5,681
1,800	Manhattan Associates, Inc.[a]	30,258
1,500	ManTech International Corporation[a]	80,910
1,400	MAXIMUS, Inc.	44,716
1,700	Mercury Computer Systems, Inc.[a]	12,206
2,800	Methode Electronics, Inc.	21,252
3,600	Micrel, Inc.	26,460
5,900	MICROS Systems, Inc.[a]	100,477
5,800	Microsemi Corporation[a]	126,092
3,600	MKS Instruments, Inc.[a]	66,780
1,200	MTS Systems Corporation	38,976
2,600	NETGEAR, Inc.[a]	28,730
2,100	Network Equipment Technologies, Inc.[a]	5,733
2,600	Newport Corporation[a]	18,694
2,300	Novatel Wireless, Inc.[a]	11,983
1,500	Park Electrochemical Corporation	32,430
1,400	PC TEL, Inc.	8,218
2,300	Perficient, Inc.[a]	12,627
1,800	Pericom Semiconductor Corporation[a]	14,040
2,000	Phoenix Technologies, Ltd.[a]	8,840
3,100	Photronics, Inc.[a]	2,139
2,900	Plexus Corporation[a]	54,114
3,000	Progress Software Corporation[a]	68,820
1,300	Quality Systems, Inc.[c]	50,037
2,000	Radiant Systems, Inc.[a]	10,540
1,600	RadiSys Corporation[a]	10,192
1,300	Rogers Corporation[a]	39,130
2,200	Rudolph Technologies, Inc.[a]	7,370
1,900	ScanSource, Inc.[a]	37,696
5,000	Secure Computing Corporation[a]	28,300
1,000	SI International, Inc.[a]	28,800
12,000	Skyworks Solutions, Inc.[a]	85,560
2,000	Smith Micro Software, Inc.[a]	12,500
1,900	Sonic Solutions, Inc.[a,c]	3,876
1,300	SPSS, Inc.[a]	30,368
1,600	Standard Microsystems Corporation[a]	28,816
800	StarTek, Inc.[a]	2,648
1,500	Stratasys, Inc.[a,c]	18,120
900	Supertex, Inc.[a]	21,708
3,250	Symmetricom, Inc.[a]	14,463
2,450	Synaptics, Inc.[a,c]	75,680
1,400	Synnex Corporation[a]	21,602
5,650	Take-Two Interactive Software, Inc.[a]	67,009
2,300	Taleo Corporation[a]	31,740
3,000	Technitrol, Inc.	17,310
4,800	Tekelec, Inc.[a]	60,912
4,900	THQ, Inc.[a]	36,505
1,000	Tollgrade Communications, Inc.[a]	4,400
10,600	TriQuint Semiconductor, Inc.[a]	47,488
3,100	TTM Technologies, Inc.[a]	22,196
2,300	Tyler Technologies, Inc.[a]	31,257
1,700	Ultratech, Inc.[a]	25,636
5,900	United Online, Inc.	43,660
5,275	Varian Semiconductor Equipment Associates, Inc.[a]	103,495
2,300	Veeco Instruments, Inc.[a]	17,802
2,000	ViaSat, Inc.[a]	36,440
3,300	Websense, Inc.[a]	64,416
2,800	Wright Express Corporation[a]	38,332

	Total Information Technology	4,122,209

Materials (3.4%)
1,900	A. Schulman, Inc.	34,029
1,200	A.M. Castle & Company	14,604
1,600	AMCOL International Corporation	39,248
1,800	Arch Chemicals, Inc.	51,066
1,300	Balchem Corporation	33,228
1,500	Brush Engineered Materials, Inc.[a]	18,405
2,900	Buckeye Technologies, Inc.[a]	17,081
3,600	Calgon Carbon Corporation[a]	47,952
2,700	Century Aluminum Company[a]	33,939

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Small Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (97.4%)	Value
Materials (3.4%) - continued
800	Deltic Timber Corporation	$36,440
2,200	Georgia Gulf Corporation	5,060
3,500	H.B. Fuller Company	61,845
3,100	Headwaters, Inc.[a]	32,860
900	Material Sciences Corporation[a]	4,437
2,098	Myers Industries, Inc.	22,176
1,100	Neenah Paper, Inc.	9,933
900	NewMarket Corporation	33,921
700	Olympic Steel, Inc.	16,002
2,200	OM Group, Inc.[a]	46,948
800	Penford Corporation	10,296
6,800	PolyOne Corporation[a]	32,300
800	Quaker Chemical Corporation	15,304
2,800	Rock-Tenn Company	85,148
1,700	RTI International Metals, Inc.[a,c]	26,843
1,100	Schweitzer-Mauduit International, Inc.	18,392
500	Stepan Company	17,915
2,000	Texas Industries, Inc.[c]	63,260
3,600	Wausau Paper Corporation	33,336
1,500	Zep, Inc.	31,575

	Total Materials	893,543

Telecommunications Services (0.2%)
6,500	FairPoint Communications, Inc.	25,870
3,200	General Communication, Inc.[a]	24,576

	Total Telecommunications Services	50,446

Utilities (5.1%)
1,900	ALLETE, Inc.[b]	66,500
1,300	American States Water Company	44,473
6,600	Atmos Energy Corporation	160,182
3,900	Avista Corporation	77,454
800	Central Vermont Public Service Corporation[c]	15,928
1,200	CH Energy Group, Inc.	49,476
4,400	Cleco Corporation	101,244
3,300	El Paso Electric Company[a]	61,116
1,600	Laclede Group, Inc.	83,712
3,100	New Jersey Resources Corporation	115,444
1,900	Northwest Natural Gas Company[c]	96,672
5,300	Piedmont Natural Gas Company, Inc.[c]	174,476
2,200	South Jersey Industries, Inc.	74,954
3,200	Southwest Gas Corporation	83,584
1,799	UIL Holdings Corporation	59,367
2,600	UniSource Energy Corporation	71,708

	Total Utilities	1,336,290

	Total Common Stock (cost $28,211,854)	25,608,468

	Collateral Held for Securities Loaned (13.0%)[d]
3,416,960	Thrivent Financial Securities Lending Trust	3,416,960

	Total Collateral Held for Securities Loaned (cost $3,416,960)	3,416,960

Shares or Principal Amount	Short-Term Investments (1.8%)[d]
	Federal National Mortgage Association Discount Notes
100,000	2.100%, 12/10/2008[e]	$99,775
372,839	Thrivent Money Market Fund	372,839

	Total Short-Term Investments (at amortized cost)	472,614

	Total Investments (cost $32,101,428) 112.2%	$29,498,042

	Other Assets and Liabilities, Net (12.2%)	(3,217,789)

	Total Net Assets 100.0%	$26,280,253

a	Non-income producing security.

b	At October 31, 2008, $766,042 of investments were earmarked to cover open financial futures contracts.

c	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

e	At October 31, 2008, $99,775 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,891,771
Gross unrealized depreciation	(8,121,402)

Net unrealized appreciation (depreciation)	($3,229,631)
Cost for federal income tax purposes	$32,727,673

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Fund

Schedule of Investments as of October 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
Russell 2000 Index Mini-Futures	13	December 2008	$686,666	$697,450	$10,784
Total Futures					$10,784

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Index Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$254,837	$8,765,523	$8,647,521	372,839	$372,839	$29,433
Thrivent Financial Securities
Lending Trust	7,664,789	18,873,140	23,120,969	3,416,960	3,416,960	107,774
Total Value and Dividend Income	7,919,626				3,789,799	137,207

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (96.5%)	Value
Consumer Discretionary (18.2%)
6,345	Ascent Media Corporation[a]	$160,465
41,000	Bed Bath & Beyond, Inc.[a]	1,056,570
202,800	Burger King Holdings, Inc.	4,031,664
22,800	Central European Media Enterprises, Ltd.[a,b]	608,988
390,900	Chico’s FAS, Inc.[a,b]	1,329,060
540,050	Coldwater Creek, Inc.[a,b]	1,938,779
140,200	Corinthian Colleges, Inc.[a,b]	2,002,056
72,500	DeVry, Inc.	4,110,025
63,450	Discovery Communications, Inc.[a]	865,458
63,450	Discovery Communications, Inc.[a]	845,154
125,000	Gentex Corporation	1,198,750
195,900	Goodyear Tire & Rubber Company[a]	1,747,428
26,400	Guess ?, Inc.	574,728
63,300	Harley-Davidson, Inc.[b]	1,549,584
33,300	Hasbro, Inc.	968,031
75,600	International Game Technology	1,058,400
32,100	ITT Educational Services, Inc.[a]	2,813,565
71,700	Jack in the Box, Inc.[a]	1,441,170
162,800	Leapfrog Enterprises, Inc.[a,b]	1,098,900
61,100	Marvel Entertainment, Inc.[a,b]	1,966,809
192,100	Quiksilver, Inc.[a]	497,539
182,500	Texas Roadhouse, Inc.[a,b]	1,281,150
21,300	VF Corporation	1,173,630
139,500	WMS Industries, Inc.[a]	3,487,500
139,700	Zumiez, Inc.[a,b]	1,363,472

	Total Consumer Discretionary	39,168,875

Consumer Staples (1.4%)
68,200	Coca-Cola Enterprises, Inc.	685,410
39,100	Green Mountain Coffee Roasters, Inc.[a,b]	1,133,509
49,700	Pepsi Bottling Group, Inc.	1,149,064

	Total Consumer Staples	2,967,983

Energy (8.7%)
38,800	Cameron International
	Corporation[a]	941,288
29,700	Diamond Offshore Drilling, Inc.	2,637,360
92,900	Dril-Quip, Inc.[a]	2,294,630
72,700	Forest Oil Corporation[a]	2,123,567
53,600	Oil States International, Inc.[a]	1,239,768
98,400	Petrohawk Energy Corporation[a]	1,864,680
67,500	Sunoco, Inc.[b]	2,058,750
79,100	Ultra Petroleum Corporation[a]	3,682,105
116,536	Willbros Group, Inc.[a,b]	1,805,143

	Total Energy	18,647,291

Financials (6.2%)
147,800	Hudson City Bancorp, Inc.	2,780,118
9,700	IntercontinentalExchange, Inc.[a]	829,932
70,300	Lazard, Ltd.	2,120,951
118,300	New York Community Bancorp, Inc.[b]	1,852,578
92,100	T. Rowe Price Group, Inc.	3,641,634
167,600	TD Ameritrade Holding Corporation[a]	2,227,404

	Total Financials	13,452,617

Health Care (15.2%)
62,100	Alkermes, Inc.[a,b]	613,548
69,200	Amylin Pharmaceuticals, Inc.[a,b]	706,532
26,000	Beckman Coulter, Inc.	1,297,920
92,100	BioMarin Pharmaceutical, Inc.[a,b]	1,687,272
45,800	C.R. Bard, Inc.	4,041,851
34,800	Cephalon, Inc.[a,b]	2,495,856
23,200	Express Scripts, Inc.[a]	1,406,152
40,300	Genzyme Corporation[a]	2,937,064
81,000	Hologic, Inc.[a]	991,440
114,300	Illumina, Inc.[a,b]	3,523,869
43,000	Millipore Corporation[a]	2,231,270
49,300	Myriad Genetics, Inc.[a,b]	3,110,337
67,900	NuVasive, Inc.[a,b]	3,197,411
39,500	Shire Pharmaceuticals Group plc
	ADR	1,558,275
22,300	United Therapeutics Corporation[a]	1,945,229
22,718	Waters Corporation[a]	995,048

	Total Health Care	32,739,074

Industrials (13.7%)
232,800	AMR Corporation[a,b]	2,376,888
118,500	BE Aerospace, Inc.[a]	1,525,095
50,500	C.H. Robinson Worldwide, Inc.	2,614,890
62,800	Evergreen Solar, Inc.[a,b]	238,012
35,040	Expeditors International of Washington, Inc.	1,144,056
26,600	Flowserve Corporation	1,514,072
68,300	Foster Wheeler, Ltd.[a]	1,871,420
18,800	FTI Consulting, Inc.[a]	1,095,100
15,000	Huron Consulting Group, Inc.[a]	815,550
71,200	JB Hunt Transport Services, Inc.[b]	2,024,216
19,900	Joy Global, Inc.	576,702
97,600	Monster Worldwide, Inc.[a]	1,389,824
57,000	Pentair, Inc.[b]	1,575,480
33,600	Precision Castparts Corporation	2,177,616
106,200	Quanta Services, Inc.[a]	2,098,512
15,400	Rockwell Collins, Inc.	573,342
26,300	Roper Industries, Inc.	1,192,705
85,100	Ryanair Holdings plc[a,b]	1,895,177
39,700	Stericycle, Inc.[a]	2,319,671
14,700	SunPower Corporation[a,b]	574,182

	Total Industrials	29,592,510

Information Technology (23.4%)
408,000	Activision Blizzard, Inc.[a]	5,083,680
80,774	Akamai Technologies, Inc.[a]	1,161,530
95,600	ASML Holding NV ADR	1,677,780
176,800	Broadcom Corporation[a]	3,019,744
58,900	Electronic Arts, Inc.[a]	1,341,742
158,800	F5 Networks, Inc.[a]	3,941,416
114,700	FormFactor, Inc.[a,b]	1,998,074
66,900	Hewitt Associates, Inc.[a]	1,865,841
61,600	Hittite Microwave Corporation[a]	2,018,632
94,700	Intersil Corporation	1,296,443
372,500	Marvell Technology Group, Ltd.[a]	2,592,600
81,700	Maxim Integrated Products, Inc.	1,111,120
111,901	Mercadolibre, Inc.[a,b]	1,529,687
74,200	Molex, Inc.	1,069,222
125,100	NETAPP, Inc.[a]	1,692,603
56,700	Nuance Communications, Inc.[a,b]	518,805
328,300	NVIDIA Corporation[a]	2,875,908
144,500	Omniture, Inc.[a,b]	1,661,750
223,600	PMC-Sierra, Inc.[a]	1,046,448

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (96.5%)	Value
Information Technology (23.4%) - continued
66,200	Polycom, Inc.[a]	$1,390,862
534,100	RF Micro Devices, Inc.[a,b]	1,062,859
183,000	Seagate Technology	1,238,910
73,200	Synaptics, Inc.[a,b]	2,261,148
135,200	Synopsys, Inc.[a]	2,471,456
257,300	Tellabs, Inc.[a]	1,090,952
65,900	Tyco Electronics, Ltd.	1,281,096
57,900	VeriSign, Inc.[a]	1,227,480
29,700	VMware, Inc.[a,b]	920,700

	Total Information Technology	50,448,488

Materials (5.4%)
32,000	Albemarle Corporation	779,200
56,400	Bemis Company, Inc.	1,400,976
73,800	Celanese Corporation	1,022,868
117,400	Owens-Illinois, Inc.[a]	2,686,112
149,900	Pactiv Corporation[a]	3,531,644
68,500	Rockwood Holdings, Inc.[a]	845,975
40,400	Steel Dynamics, Inc.	481,568
22,300	United States Steel Corporation	822,424

	Total Materials	11,570,767

Telecommunications Services (4.3%)
70,410	American Tower Corporation[a]	2,274,947
76,300	Clearwire Corporation[a,b]	661,521
94,300	NII Holdings, Inc.[a]	2,429,168
109,900	SBA Communications Corporation[a,b]	2,306,801
212,200	TW Telecom, Inc.[a,b]	1,502,376

	Total Telecommunications Services	9,174,813

	Total Common Stock (cost $282,844,532)	207,762,418

	Collateral Held for Securities Loaned (20.4%)[c]
43,949,649	Thrivent Financial Securities Lending Trust	43,949,649

	Total Collateral Held for Securities Loaned (cost $43,949,649)	43,949,649

	Short-Term Investments (3.6%)[c]
7,673,664	Thrivent Money Market Fund	7,673,664

	Total Short-Term Investments (at amortized cost)	7,673,664

	Total Investments (cost $334,467,845) 120.5%	$259,385,731

	Other Assets and Liabilities, Net (20.5%)	(44,090,845)

	Total Net Assets 100.0%	$215,294,886

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$14,726,129
Gross unrealized depreciation	(90,676,183)

Net unrealized appreciation (depreciation)	($75,950,054)
Cost for federal income tax purposes	$335,335,785

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of October 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$19,343,238	$89,368,399	$101,037,973	7,673,664	$7,673,664	$618,081
Thrivent Financial Securities Lending Trust	89,916,284	283,291,960	329,258,595	43,949,649	43,949,649	510,477
Total Value and Dividend Income	109,259,522				51,623,313	1,128,558

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (91.5%)	Value
Consumer Discretionary (12.3%)
5,432	AutoZone, Inc.[a]	$691,439
8,779	BorgWarner, Inc.	197,264
29,760	DISH Network Corporation[a]	468,422
21,377	Fortune Brands, Inc.	815,319
72,263	H&R Block, Inc.	1,425,026
7,249	J.C. Penney Company, Inc.	173,396
25,397	Johnson Controls, Inc.	450,289
22,399	Kohl’s Corporation[a]	786,877
7,754	M.D.C. Holdings, Inc.	260,767
29,270	Mattel, Inc.	439,635
62,980	Newell Rubbermaid, Inc.	865,975
1,147	NVR, Inc.[a,b]	562,271
16,642	Ross Stores, Inc.	544,027
30,043	TJX Companies, Inc.	803,951
49,130	Viacom, Inc.[a]	993,409

	Total Consumer Discretionary	9,478,067

Consumer Staples (6.7%)
15,326	Campbell Soup Company	581,622
23,096	Clorox Company	1,404,468
18,106	Coca-Cola Enterprises, Inc.	181,965
50,455	ConAgra Foods, Inc.	878,926
3,444	Energizer Holdings, Inc.[a]	168,274
1,837	General Mills, Inc.	124,438
5,540	Herbalife, Ltd.	135,342
5,357	Lorillard, Inc.	352,812
6,405	Reynolds American, Inc.	313,589
22,175	Safeway, Inc.	471,662
36,025	SUPERVALU, Inc.	512,996

	Total Consumer Staples	5,126,094

Energy (8.6%)
20,363	Dril-Quip, Inc.[a]	502,966
17,209	EOG Resources, Inc.	1,392,552
9,470	Frontier Oil Corporation	125,099
53,427	Newfield Exploration Company[a]	1,227,752
28,145	Range Resources Corporation	1,188,282
28,652	Smith International, Inc.	987,917
54,880	Williams Companies, Inc.	1,150,834

	Total Energy	6,575,402

Financials (25.5%)
12,664	Alexandria Real Estate Equities, Inc.	880,401
16,880	Aon Corporation	714,024
8,260	Arch Capital Group, Ltd.[a]	576,135
12,529	Assurant, Inc.	319,239
27,951	CIT Group, Inc.[b]	115,717
19,260	Commerce Bancshares, Inc.	910,613
18,614	Digital Realty Trust, Inc.[b]	623,197
9,520	Essex Property Trust, Inc.	926,296
15,659	Everest Re Group, Ltd.	1,169,727
32,531	Genworth Financial, Inc.	157,450
33,790	Health Care Property Investors, Inc.	1,011,335
33,295	Hudson City Bancorp, Inc.	626,279
28,136	Huntington Bancshares, Inc.[b]	265,885
47,792	Invesco, Ltd.	712,579
7,817	Lazard, Ltd.	235,839
18,228	Lincoln National Corporation	314,251
8,098	M&T Bank Corporation[b]	656,748
32,415	Marsh & McLennan Companies, Inc.	950,408
14,530	Nasdaq OMX Group, Inc.[a]	471,644
14,458	Northern Trust Corporation	814,130
12,429	PartnerRe, Ltd.	841,319
47,925	People’s United Financial, Inc.	838,687
10,184	Principal Financial Group, Inc.	193,394
63,963	Progressive Corporation	912,752
9,180	RenaissanceRe Holdings, Ltd.	421,362
40,764	SLM Corporation[a]	434,952
24,560	Synovus Financial Corporation[b]	253,705
9,199	Torchmark Corporation	384,242
25,438	UnumProvident Corporation	400,648
58,197	W.R. Berkley Corporation	1,528,835
33,521	Willis Group Holdings, Ltd.	879,591

	Total Financials	19,541,384

Health Care (6.6%)
5,154	Coventry Health Care, Inc.[a]	67,981
12,462	Edwards Lifesciences Corporation[a]	658,492
5,713	Health Net, Inc.[a]	73,583
39,442	IMS Health, Inc.	565,598
24,199	Kinetic Concepts, Inc.[a,b]	585,858
21,985	Laboratory Corporation of America Holdings[a]	1,351,858
4,770	Patterson Companies, Inc.[a]	120,824
17,686	PerkinElmer, Inc.	317,287
21,710	WellPoint, Inc.[a]	843,868
10,798	Zimmer Holdings, Inc.[a]	501,351

	Total Health Care	5,086,700

Industrials (7.9%)
5,233	Alliant Techsystems, Inc.[a]	431,199
99,824	Allied Waste Industries, Inc.[a]	1,040,166
12,415	Cooper Industries, Ltd.	384,244
6,987	Eaton Corporation	311,620
5,724	Ingersoll-Rand Company	105,608
40,823	Iron Mountain, Inc.[a]	991,183
20,003	Landstar System, Inc.	771,916
4,842	Lennox International, Inc.	144,389
10,886	Parker-Hannifin Corporation	422,050
20,890	Republic Services, Inc.	495,093
14,597	Ryder System, Inc.[b]	578,333
30,330	Southwest Airlines Company	357,287

	Total Industrials	6,033,088

Information Technology (4.5%)
49,216	Activision Blizzard, Inc.[a]	613,231
54,045	Amphenol Corporation	1,548,389
28,066	Autodesk, Inc.[a]	598,087
48,998	CommScope, Inc.[a]	720,761

	Total Information Technology	3,480,468

Materials (3.7%)
19,030	Air Products and Chemicals, Inc.	1,106,214
32,437	Albemarle Corporation	789,841
6,856	Carpenter Technology Corporation	124,094
25,090	International Paper Company	432,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (91.5%)	Value
Materials (3.7%) - continued
10,292	Weyerhaeuser Company	$393,360

	Total Materials	2,845,559

Telecommunications Services (0.7%)
17,854	Embarq Corporation	535,620

	Total Telecommunications Services	535,620

Utilities (15.0%)
32,550	American Electric Power Company, Inc.	1,062,106
42,653	CMS Energy Corporation	437,193
55,439	DPL, Inc.	1,264,564
35,835	Edison International, Inc.	1,275,368
27,325	Entergy Corporation	2,132,715
18,120	Equitable Resources, Inc.	628,945
22,129	FirstEnergy Corporation	1,154,249
31,277	PG&E Corporation	1,146,928
58,265	PPL Corporation	1,912,257
10,259	Sempra Energy	436,931
2,050	Wisconsin Energy Corporation	89,175

	Total Utilities	11,540,431

	Total Common Stock (cost $90,381,827)	70,242,813

	Collateral Held for Securities Loaned (3.6%)[c]
2,746,527	Thrivent Financial Securities Lending Trust	2,746,527

	Total Collateral Held for Securities Loaned (cost $2,746,527)	2,746,527

	Short-Term Investments (8.2%)[c]
6,327,498	Thrivent Money Market Fund	6,327,498
	Total Short-Term Investments (at amortized cost)	6,327,498

	Total Investments (cost $99,455,852) 103.3%	$79,316,838

	Other Assets and Liabilities, Net (3.3%)	(2,513,332)

	Total Net Assets 100.0%	$76,803,506

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,223,716
Gross unrealized depreciation	(23,284,671)

Net unrealized appreciation (depreciation)	($22,060,955)
Cost for federal income tax purposes	$101,377,793

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of October 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$2,336,105	$40,839,635	$36,848,242	6,327,498	$6,327,498	$106,970
Thrivent Financial Securities Lending Trust	4,022,546	58,057,017	59,333,036	2,746,527	2,746,527	33,775
Total Value and Dividend Income	6,358,651				9,074,025	140,745

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (97.7%)	Value
Consumer Discretionary (9.8%)
150,100	Advance Auto Parts, Inc.	$4,683,120
138,800	Autoliv, Inc.	2,964,768
154,800	BorgWarner, Inc.	3,478,356
193,300	Burger King Holdings, Inc.	3,842,804
240,300	Dollar Tree, Inc.[a]	9,136,206
184,700	Fossil, Inc.[a,b]	3,352,305
136,900	Guess ?, Inc.	2,980,313
145,600	Kohl’s Corporation[a]	5,114,928
147,300	McGraw-Hill Companies, Inc.	3,953,532
214,300	PetSmart, Inc.	4,219,567
272,900	Ross Stores, Inc.	8,921,101
207,800	Scientific Games Corporation[a,b]	3,740,400
176,700	TJX Companies, Inc.	4,728,492
327,900	WMS Industries, Inc.[a,b]	8,197,500

	Total Consumer Discretionary	69,313,392

Consumer Staples (6.0%)
67,800	Church & Dwight Company, Inc.	4,006,302
326,900	Flowers Foods, Inc.	9,692,585
189,400	Kellogg Company	9,549,548
179,700	Kroger Company	4,934,562
61,100	Ralcorp Holdings, Inc.[a]	4,135,248
352,000	TreeHouse Foods, Inc.[a,b]	10,651,520

	Total Consumer Staples	42,969,765

Energy (8.8%)
102,900	Dril-Quip, Inc.[a]	2,541,630
290,900	Forest Oil Corporation[a]	8,497,189
186,400	Holly Corporation	3,659,032
132,600	National Oilwell Varco, Inc.[a]	3,963,414
311,400	Petrohawk Energy Corporation[a]	5,901,030
158,600	Range Resources Corporation	6,696,092
336,700	Southwestern Energy Company[a]	11,993,254
456,300	TETRA Technologies, Inc.[a]	3,175,848
193,700	Weatherford International, Ltd.[a]	3,269,656
307,100	Willbros Group, Inc.[a,b]	4,756,979
230,700	XTO Energy, Inc.	8,293,665

	Total Energy	62,747,789

Financials (19.6%)
672,400	Colonial BancGroup, Inc.[b]	2,750,116
209,395	Commerce Bancshares, Inc.	9,900,196
148,100	Cousins Properties, Inc.[b]	2,144,488
127,600	Cullen/Frost Bankers, Inc.[b]	7,141,772
212,500	Duke Realty Corporation[b]	2,998,375
71,800	Eaton Vance Corporation	1,579,600
160,100	Endurance Specialty Holdings, Ltd.[b]	4,841,424
271,400	Equity One, Inc.[b]	4,741,358
119,800	Hanover Insurance Group, Inc.	4,702,150
893,150	HCC Insurance Holdings, Inc.	19,702,889
137,500	Lazard, Ltd.	4,148,375
397,400	Marshall & Ilsley Corporation[b]	7,165,122
776,900	MGIC Investment Corporation[b]	3,014,372
718,479	New York Community Bancorp, Inc.[b]	11,251,381
111,500	PartnerRe, Ltd.	7,547,435
168,200	Raymond James Financial, Inc.[b]	3,917,378
181,400	Rayonier, Inc. REIT	6,000,712
838,300	U-Store-It Trust	5,750,738
666,050	W.R. Berkley Corporation	17,497,133
91,500	Westamerica Bancorporation[b]	5,238,375
177,400	Zions Bancorporation[b]	6,760,714

	Total Financials	138,794,103

Health Care (11.0%)
138,900	AmerisourceBergen Corporation	4,343,403
113,600	Beckman Coulter, Inc.	5,670,912
162,600	BioMarin Pharmaceutical, Inc.[a,b]	2,978,832
132,500	C.R. Bard, Inc.	11,693,125
280,600	Celera Corporation[a,b]	3,173,586
357,300	Community Health Systems, Inc.[a]	7,324,650
130,200	Coventry Health Care, Inc.[a]	1,717,338
95,000	DaVita, Inc.[a]	5,391,250
61,900	Henry Schein, Inc.[a]	2,897,539
48,500	NuVasive, Inc.[a,b]	2,283,865
98,700	Shire Pharmaceuticals Group plc ADR	3,893,715
166,000	STERIS Corporation	5,650,640
48,900	United Therapeutics Corporation[a,b]	4,265,547
175,400	Varian Medical Systems, Inc.[a]	7,982,454
97,300	Varian, Inc.[a]	3,585,505
190,700	Vertex Pharmaceuticals, Inc.[a]	4,998,247

	Total Health Care	77,850,608

Industrials (7.6%)
52,200	Alliant Techsystems, Inc.[a,b]	4,301,280
130,300	Continental Airlines, Inc.[a]	2,465,276
86,600	Eaton Corporation	3,862,360
153,800	IDEX Corporation	3,565,084
158,900	Masco Corporation	1,612,835
459,200	Oshkosh Corporation	3,517,472
142,000	Pall Corporation	3,750,220
398,600	Polypore International, Inc.[a]	3,400,058
126,800	Rockwell Automation, Inc.	3,508,556
158,100	Rockwell Collins, Inc.	5,886,063
123,500	Roper Industries, Inc.	5,600,725
246,800	Shaw Group, Inc.[a]	4,415,252
58,500	SPX Corporation	2,266,290
138,000	Tyco International, Ltd.	3,488,640
117,000	WESCO International, Inc.[a]	2,325,960

	Total Industrials	53,966,071

Information Technology (17.9%)
322,100	Activision Blizzard, Inc.[a]	4,013,366
367,700	ASML Holding NV ADR[b]	6,453,135
2,546,400	Atmel Corporation[a]	10,567,560
204,600	Broadcom Corporation[a]	3,494,568
234,400	Check Point Software Technologies, Ltd.[a]	4,739,568
484,800	CIENA Corporation[a,b]	4,658,928
1,831,300	Compuware Corporation[a]	11,683,694
182,700	Electronic Arts, Inc.[a]	4,161,906
340,000	F5 Networks, Inc.[a]	8,438,800
673,800	FormFactor, Inc.[a,b]	11,737,596
166,300	Intersil Corporation	2,276,647
198,600	Juniper Networks, Inc.[a]	3,721,764
151,700	Lam Research Corporation[a,b]	3,392,012
109,500	Logitech International SAa,b	1,619,505
121,600	McAfee, Inc.[a]	3,958,080
185,100	Paychex, Inc.	5,282,754
1,026,300	PMC-Sierra, Inc.[a]	4,803,084

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (97.7%)	Value
Information Technology (17.9%) - continued
453,100	Polycom, Inc.[a,b]	$9,519,631
430,500	Quest Software, Inc.[a]	5,704,125
1,114,000	Teradyne, Inc.[a]	5,681,400
462,200	TIBCO Software, Inc.[a]	2,380,330
231,100	Xilinx, Inc.	4,256,862
239,100	Zebra Technologies Corporation[a]	4,839,384

	Total Information Technology	127,384,699

Materials (10.2%)
510,700	Albemarle Corporation	12,435,545
227,848	Ball Corporation	7,792,401
32,900	CF Industries Holdings, Inc.	2,111,851
335,100	Commercial Metals Company	3,719,610
218,600	Crown Holdings, Inc.[a]	4,411,348
268,600	Owens-Illinois, Inc.[a]	6,145,568
402,800	Packaging Corporation of America	6,779,124
197,803	Pactiv Corporation[a]	4,660,239
454,285	Silgan Holdings, Inc.	21,142,424
241,100	Steel Dynamics, Inc.	2,873,912

	Total Materials	72,072,022

Telecommunications Services (0.8%)
1,305,500	Cincinnati Bell, Inc.[a,b]	3,120,145
94,500	Telephone and Data Systems, Inc.	2,537,325

	Total Telecommunications Services	5,657,470

Utilities (6.0%)
124,300	Equitable Resources, Inc.	4,314,453
439,700	MDU Resources Group, Inc.	8,006,937
107,400	National Fuel Gas Company	3,886,806
218,100	Pepco Holdings, Inc.	4,503,765
210,500	Portland General Electric Company	4,319,460
315,000	UGI Corporation	7,519,050
224,500	Wisconsin Energy Corporation	9,765,750

	Total Utilities	42,316,221

	Total Common Stock (cost $883,241,320)	693,072,140

	Collateral Held for Securities Loaned (11.0%)[c]
77,710,896	Thrivent Financial Securities Lending Trust	77,710,896

	Total Collateral Held for Securities Loaned (cost $77,710,896)	77,710,896

Shares or Principal Amount	Short-Term Investments (4.4%)[c]
	Barclays Bank plc Repurchase Agreement
17,715,000	0.200%, 11/3/2008[d]	17,715,000
	Deutsche Financial Bank, LLC
12,295,000	0.130%, 11/3/2008	12,294,911

	Short-Term Investments (4.4%)[c]
1,614,580	Thrivent Money Market Fund	$1,614,580
	Total Short-Term Investments (at amortized cost)	31,624,491

	Total Investments (cost $992,576,707) 113.1%	$802,407,527

	Other Assets and Liabilities, Net (13.1%)	(93,080,120)

	Total Net Assets 100.0%	$709,327,407

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

d	Repurchase agreement dated October 31, 2008, $17,715,295 maturing November 3, 2008, collateralized by $18,070,718 Federal Home Loan Bank, 2.375% due April 21, 2009.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$13,588,958
Gross unrealized depreciation	(220,976,540)

Net unrealized appreciation (depreciation)	($207,387,582)
Cost for federal income tax purposes	$1,009,795,109

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of October 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$18,634,670	$112,913,667	$129,933,757	1,614,580	$1,614,580	$594,853
Thrivent Financial Securities Lending Trust	263,325,754	899,897,419	1,085,512,277	77,710,896	77,710,896	1,540,753
Total Value and Dividend Income	281,960,424				79,325,476	2,135,606

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (96.8%)	Value
Consumer Discretionary (13.2%)
2,100	99 Cents Only Stores[a]	$25,620
4,200	Advance Auto Parts, Inc.[b]	131,040
3,000	Aeropostale, Inc.[a]	72,630
9,150	American Eagle Outfitters, Inc.[b]	101,748
2,200	American Greetings Corporation	25,696
2,500	AnnTaylor Stores Corporation[a]	31,425
3,317	ArvinMeritor, Inc.[c]	19,637
1,660	Barnes & Noble, Inc.	31,341
3,910	Belo Corporation	8,328
1,110	Blyth, Inc.	9,546
1,410	Bob Evans Farms, Inc.	29,441
2,660	Borders Group, Inc.	9,017
5,180	BorgWarner, Inc.	116,395
2,500	Boyd Gaming Corporation	17,000
4,462	Brinker International, Inc.	41,497
2,850	Callaway Golf Company	29,811
3,300	Career Education Corporation[a,c]	52,173
9,800	CarMax, Inc.[a,b]	104,076
2,900	Cheesecake Factory, Inc.[a,c]	25,520
7,800	Chico’s FAS, Inc.[a]	26,520
1,500	Chipotle Mexican Grill, Inc.[a,c]	76,125
2,100	Coldwater Creek, Inc.[a]	7,539
2,870	Collective Brands, Inc.[a]	36,707
3,800	Corinthian Colleges, Inc.[a]	54,264
2,690	DeVry, Inc.	152,496
3,800	Dick’s Sporting Goods, Inc.[a]	58,216
3,970	Dollar Tree, Inc.[a]	150,939
3,600	DreamWorks Animation SKG, Inc.[a]	101,160
6,900	Foot Locker, Inc.	100,878
1,820	Furniture Brands International, Inc.	10,356
6,300	Gentex Corporation	60,417
2,700	Guess ?, Inc.	58,779
4,200	Hanesbrands, Inc.[a]	73,374
1,720	Harte-Hanks, Inc.	12,074
2,200	Hovnanian Enterprises, Inc.[a,c]	9,438
1,250	International Speedway Corporation	39,238
1,400	ITT Educational Services, Inc.[a]	122,710
2,300	J. Crew Group, Inc.[a,c]	46,575
1,900	John Wiley and Sons, Inc.	66,082
3,400	Lamar Advertising Company[a,c]	51,578
3,400	Lear Corporation[a]	6,834
1,500	Life Time Fitness, Inc.[a,c]	28,560
1,600	M.D.C. Holdings, Inc.	53,808
2,200	Marvel Entertainment, Inc.[a,c]	70,818
1,400	Matthews International Corporation	62,482
1,010	Media General, Inc.[c]	7,706
1,450	Modine Manufacturing Company	10,730
2,460	Mohawk Industries, Inc.[a,c]	119,015
1,900	Netflix, Inc.[a]	47,044
200	NVR, Inc.[a]	98,042
5,900	O’Reilly Automotive, Inc.[a]	159,949
2,900	Pacific Sunwear of California, Inc.[a]	9,918
5,600	PetSmart, Inc.	110,264
2,300	Phillips-Van Heusen Corporation	56,373
1,700	Priceline.com, Inc.[a,c]	89,471
1,900	Regis Corporation	23,503
3,000	Rent-A-Center, Inc.[a]	43,800
5,800	Ross Stores, Inc.	189,602
1,900	Ryland Group, Inc.	35,701
6,310	Saks, Inc.[a,c]	37,860
1,180	Scholastic Corporation	21,913
2,900	Scientific Games Corporation[a]	52,200
11,400	Service Corporation International	78,660
3,000	Sotheby’s Holdings, Inc.[c]	27,930
600	Strayer Education, Inc.	135,762
1,600	Thor Industries, Inc.[c]	28,640
2,100	Timberland Company[a]	25,410
5,800	Toll Brothers, Inc.[a]	134,096
2,800	Tupperware Corporation	70,840
1,600	Under Armour, Inc.[a,c]	41,600
5,000	Urban Outfitters, Inc.[a]	108,700
2,160	Valassis Communications, Inc.[a]	9,590
2,000	Warnaco Group, Inc.[a]	59,620
24,200	Wendy’s/Arby’s Group, Inc.	87,604
3,860	Williams-Sonoma, Inc.	31,961

	Total Consumer Discretionary	4,373,412

Consumer Staples (4.0%)
3,800	Alberto-Culver Company	97,774
2,620	BJ’s Wholesale Club, Inc.[a]	92,224
2,980	Church & Dwight Company, Inc.	176,088
3,300	Corn Products International, Inc.	80,256
2,550	Energizer Holdings, Inc.[a]	124,593
3,300	Hansen Natural Corporation[a,c]	83,556
3,100	Hormel Foods Corporation	87,606
2,388	J.M. Smucker Company[c]	106,409
930	Lancaster Colony Corporation	29,332
2,400	NBTY, Inc.[a]	56,088
2,560	PepsiAmericas, Inc.	48,461
2,500	Ralcorp Holdings, Inc.[a]	169,200
1,690	Ruddick Corporation	48,401
5,200	Smithfield Foods, Inc.[a,c]	54,704
1,195	Tootsie Roll Industries, Inc.[c]	29,720
1,140	Universal Corporation[c]	45,133

	Total Consumer Staples	1,329,545

Energy (6.8%)
6,400	Arch Coal, Inc.	137,024
1,600	Bill Barrett Corporation[a,c]	32,640
3,700	Cimarex Energy Company	149,702
1,800	Comstock Resources, Inc.[a]	88,956
10,900	Denbury Resources, Inc.[a]	138,539
2,400	Encore Acquisition Company[a]	74,760
2,916	Exterran Holdings, Inc.[a]	65,348
5,600	FMC Technologies, Inc.[a]	195,944
4,000	Forest Oil Corporation[a]	116,840
4,600	Frontier Oil Corporation	60,766
4,100	Helix Energy Solutions Group, Inc.[a]	43,296
4,640	Helmerich & Payne, Inc.	159,198
5,900	Newfield Exploration Company[a]	135,582
2,800	Oceaneering International, Inc.[a]	78,876
1,190	Overseas Shipholding Group, Inc.	44,720
2,800	Patriot Coal Corporation[a]	44,324
6,900	Patterson-UTI Energy, Inc.	91,563
4,742	Plains Exploration & Production Company[a]	133,725
7,700	Pride International, Inc.[a]	144,683
5,000	Quicksilver Resources, Inc.[a]	52,350

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (96.8%)	Value
Energy (6.8%) - continued
3,600	Superior Energy Services, Inc.[a]	$76,752
2,310	Tidewater, Inc.	100,739
1,900	Unit Corporation[a]	71,326

	Total Energy	2,237,653

Financials (18.9%)
1,800	Affiliated Managers Group, Inc.[a]	83,484
1,400	Alexandria Real Estate Equities, Inc.	97,328
4,300	AMB Property Corporation[b]	103,329
3,350	American Financial Group, Inc.	76,146
5,200	AmeriCredit Corporation[a,c]	30,472
6,300	Apollo Investment Corporation	83,034
4,100	Arthur J. Gallagher & Company	99,876
5,678	Associated Banc-Corp[c]	125,257
3,520	Astoria Financial Corporation	66,950
3,200	BancorpSouth, Inc.	77,664
2,070	Bank of Hawaii Corporation	104,970
2,300	BRE Properties, Inc.	80,063
5,100	Brown & Brown, Inc.	104,652
2,400	Camden Property Trust	80,904
2,200	Cathay General Bancorp[c]	53,856
1,800	City National Corporation	96,354
9,000	Colonial BancGroup, Inc.[c]	36,810
2,800	Commerce Bancshares, Inc.	132,384
1,900	Cousins Properties, Inc.	27,512
2,600	Cullen/Frost Bankers, Inc.	145,522
6,500	Duke Realty Corporation	91,715
5,100	Eaton Vance Corporation	112,200
1,400	Equity One, Inc.[c]	24,458
1,100	Essex Property Trust, Inc.	107,030
2,690	Everest Re Group, Ltd.	200,943
2,600	Federal Realty Investment Trust	159,302
9,372	Fidelity National Financial, Inc.	84,442
4,100	First American Corporation	83,681
5,500	First Niagara Financial Group, Inc.	86,735
3,550	FirstMerit Corporation[c]	82,786
2,260	Hanover Insurance Group, Inc.	88,705
5,100	HCC Insurance Holdings, Inc.	112,506
4,500	Health Care REIT, Inc.	200,295
2,800	Highwoods Properties, Inc.	69,496
1,750	Horace Mann Educators Corporation	13,930
4,200	Hospitality Properties Trust	42,630
5,300	Jefferies Group, Inc.	83,899
1,800	Jones Lang LaSalle, Inc.	59,256
4,400	Liberty Property Trust	104,940
3,300	Macerich Company	97,086
2,900	Mack-Cali Realty Corporation	65,888
1,600	Mercury General Corporation	82,192
4,300	Nationwide Health Properties, Inc.[c]	128,312
15,210	New York Community Bancorp, Inc.[c]	238,189
10,206	Old Republic International Corporation	93,997
1,100	PacWest Bancorp	27,489
2,600	Philadelphia Consolidated Holding Corporation[a]	152,074
3,040	PMI Group, Inc.	7,570
1,755	Potlatch Corporation[c]	58,284
3,050	Protective Life Corporation	25,467
4,225	Raymond James Financial, Inc.	98,400
3,528	Rayonier, Inc. REIT	116,706
4,500	Realty Income Corporation[c]	104,040
3,100	Regency Centers Corporation	122,326
3,100	Reinsurance Group of America, Inc.	115,754
5,900	SEI Investments Company	104,312
2,200	StanCorp Financial Group, Inc.	74,976
1,400	SVB Financial Group[a]	72,030
12,400	Synovus Financial Corporation[c]	128,092
5,080	TCF Financial Corporation[c]	90,119
6,500	UDR, Inc.	128,440
2,190	Unitrin, Inc.	45,990
6,250	W.R. Berkley Corporation	164,187
3,800	Waddell & Reed Financial, Inc.	55,176
3,896	Washington Federal, Inc.	68,648
2,350	Webster Financial Corporation	43,569
3,300	Weingarten Realty Investors[c]	67,485
1,310	Westamerica Bancorporation	74,997
2,940	Wilmington Trust Corporation	84,848

	Total Financials	6,252,159

Health Care (11.9%)
2,356	Advanced Medical Optics, Inc.[a]	14,536
3,100	Affymetrix, Inc.[a]	11,439
2,800	Beckman Coulter, Inc.[b]	139,776
3,000	Cephalon, Inc.[a,c]	215,160
3,000	Cerner Corporation[a]	111,690
3,000	Charles River Laboratories International, Inc.[a,c]	107,490
4,300	Community Health Systems, Inc.[a]	88,150
2,790	Covance, Inc.[a]	139,500
6,620	Dentsply International, Inc.	201,115
2,490	Edwards Lifesciences Corporation[a]	131,572
5,300	Endo Pharmaceutical Holdings, Inc.[a]	98,050
2,400	Gen-Probe, Inc.[a]	112,944
10,800	Health Management Associates, Inc.[a]	22,680
4,740	Health Net, Inc.[a]	61,051
4,000	Henry Schein, Inc.[a]	187,240
2,730	Hill-Rom Holdings, Inc.[c]	62,135
11,400	Hologic, Inc.[a]	139,536
2,600	IDEXX Laboratories, Inc.[a]	91,494
4,100	Invitrogen Corporation[a]	118,039
1,300	Kindred Healthcare, Inc.[a]	18,837
2,500	Kinetic Concepts, Inc.[a]	60,525
2,400	LifePoint Hospitals, Inc.[a]	57,528
3,300	Lincare Holdings, Inc.[a]	86,955
2,500	Medicis Pharmaceutical Corporation	35,675
4,580	Omnicare, Inc.[c]	126,271
5,300	PDL BioPharma, Inc.	51,675
3,420	Perrigo Company	116,280
5,300	Pharmaceutical Product Development, Inc.	164,194
2,500	Psychiatric Solutions, Inc.[a]	83,225
3,400	ResMed, Inc.[a]	116,484
4,820	Sepracor, Inc.[a]	64,202
2,570	STERIS Corporation	87,483
1,700	Techne Corporation	117,334
1,720	Teleflex, Inc.	91,143
1,000	United Therapeutics Corporation[a]	87,230
2,300	Universal Health Services, Inc.	96,692

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (96.8%)	Value
Health Care (11.9%) - continued
3,870	Valeant Pharmaceuticals International[a]	$72,640
1,300	Varian, Inc.[a]	47,905
3,700	VCA Antech, Inc.[a]	66,970
6,600	Vertex Pharmaceuticals, Inc.[a]	172,986
1,800	Wellcare Health Plans, Inc.[a]	43,506

	Total Health Care	3,919,337

Industrials (14.0%)
4,110	AGCO Corporation[a,b]	129,547
5,200	AirTran Holdings, Inc.[a]	21,268
1,620	Alaska Air Group, Inc.[a]	40,014
1,850	Alexander & Baldwin, Inc.[c]	59,015
1,500	Alliant Techsystems, Inc.[a]	123,600
4,760	AMETEK, Inc.	158,270
4,500	Avis Budget Group, Inc.[a]	7,380
4,400	BE Aerospace, Inc.[a]	56,628
1,840	Brink’s Company	89,222
2,720	Carlisle Companies, Inc.	63,240
800	Clean Harbors, Inc.[a]	52,456
2,010	Con-way, Inc.	68,420
2,900	Copart, Inc.[a]	101,210
1,500	Corporate Executive Board Company	44,745
5,600	Corrections Corporation of America[a]	107,016
2,100	Crane Company	34,377
2,300	Deluxe Corporation	27,968
3,480	Donaldson Company, Inc.	122,322
2,400	Dun & Bradstreet Corporation	176,856
1,700	Dycom Industries, Inc.[a]	15,096
2,080	Federal Signal Corporation	17,701
2,200	GATX Corporation	62,810
2,650	Graco, Inc.[c]	65,534
1,445	Granite Construction, Inc.	51,543
3,780	Harsco Corporation	89,473
2,470	Herman Miller, Inc.	54,340
2,010	HNI Corporation[c]	36,823
2,530	Hubbell, Inc.	90,751
3,700	IDEX Corporation	85,766
3,600	JB Hunt Transport Services, Inc.	102,348
8,100	JetBlue Airways Corporation[a,c]	44,955
4,750	Joy Global, Inc.	137,655
4,000	Kansas City Southern, Inc.[a]	123,480
7,500	KBR, Inc.	111,300
1,200	Kelly Services, Inc.	17,088
3,420	Kennametal, Inc.	72,572
2,100	Korn/Ferry International[a]	29,169
1,900	Lincoln Electric Holdings, Inc.	81,985
3,540	Manpower, Inc.	110,200
1,300	Mine Safety Appliances Company	35,100
4,120	MPS Group, Inc.[a]	32,095
2,000	MSC Industrial Direct Company, Inc.	71,720
2,100	Navigant Consulting, Inc.[a,c]	33,957
1,480	Nordson Corporation	54,656
3,300	Oshkosh Corporation	25,278
4,420	Pentair, Inc.	122,169
7,790	Quanta Services, Inc.[a]	153,930
6,900	Republic Services, Inc.	163,530
1,843	Rollins, Inc.	32,382
4,000	Roper Industries, Inc.	181,400
3,700	Shaw Group, Inc.[a]	66,193
2,440	SPX Corporation	94,526
3,800	Stericycle, Inc.[a]	222,034
2,600	Thomas & Betts Corporation[a]	61,750
3,800	Timken Company	60,344
3,595	Trinity Industries, Inc.	60,684
2,619	United Rentals, Inc.[a,c]	26,845
3,700	URS Corporation[a]	108,743
2,100	Wabtec Corporation	83,496
1,900	Werner Enterprises, Inc.	37,278
2,500	YRC Worldwide, Inc.[a]	11,450

	Total Industrials	4,623,703

Information Technology (13.0%)
18,000	3Com Corporation[a]	49,140
1,480	ACI Worldwide, Inc.[a]	20,276
3,030	Acxiom Corporation	23,816
5,200	ADC Telecommunications, Inc.[a]	32,968
2,460	ADTRAN, Inc.	37,392
700	Advent Software, Inc.[a]	13,118
3,000	Alliance Data Systems Corporation[a,b]	150,480
3,900	ANSYS, Inc.[a]	111,657
5,320	Arrow Electronics, Inc.[a]	92,834
19,760	Atmel Corporation[a,b]	82,004
6,640	Avnet, Inc.[a,c]	111,154
2,010	Avocent Corporation[a]	30,190
6,200	Broadridge Financial Solutions, Inc.	75,020
11,580	Cadence Design Systems, Inc.[a]	47,131
3,066	CommScope, Inc.[a]	45,101
3,900	Cree, Inc.[a,c]	76,557
2,900	Diebold, Inc.	86,188
1,600	Digital River, Inc.[a]	39,648
1,910	DST Systems, Inc.[a,c]	77,508
3,600	F5 Networks, Inc.[a]	89,352
1,900	FactSet Research Systems, Inc.	73,701
2,150	Fair Isaac Corporation	33,518
5,500	Fairchild Semiconductor International, Inc.[a]	31,240
6,200	FLIR Systems, Inc.[a]	199,020
6,500	Foundry Networks, Inc.[a]	96,525
2,600	Gartner, Inc.[a]	47,840
3,500	Global Payments, Inc.	141,785
1,300	Imation Corporation	16,016
7,400	Ingram Micro, Inc.[a]	98,642
7,490	Integrated Device Technology, Inc.[a]	47,636
3,200	International Rectifier Corporation[a]	49,408
5,500	Intersil Corporation	75,295
3,800	Jack Henry & Associates, Inc.	72,238
5,600	Lam Research Corporation[a]	125,216
3,700	Lender Processing Services, Inc.	85,359
3,700	Macrovision Solutions Corporation[a]	40,996
6,680	McAfee, Inc.[a]	217,434
4,140	Mentor Graphics Corporation[a]	30,388
4,000	Metavante Technologies, Inc.[a]	67,080
2,550	National Instruments Corporation	64,770
7,300	NCR Corporation[a]	133,444
3,500	NeuStar, Inc.[a]	68,950
4,800	Palm, Inc.[a,c]	19,152
5,100	Parametric Technology Corporation[a]	66,249

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Mid Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (96.8%)	Value
Information Technology (13.0%) - continued
2,200	Plantronics, Inc.	$31,768
3,800	Polycom, Inc.[a]	79,838
11,600	RF Micro Devices, Inc.[a]	23,084
8,500	SAIC, Inc.[a]	156,995
2,760	Semtech Corporation[a]	33,451
2,100	Silicon Laboratories, Inc.[a]	54,516
1,900	SRA International, Inc.[a]	35,112
3,560	Sybase, Inc.[a]	94,803
6,380	Synopsys, Inc.[a]	116,626
2,240	Tech Data Corporation[a]	48,048
5,400	Trimble Navigation, Ltd.[a]	111,078
3,800	ValueClick, Inc.[a]	28,120
8,270	Vishay Intertechnology, Inc.[a]	35,644
9,800	Western Digital Corporation[a]	161,700
3,100	Wind River Systems, Inc.[a]	27,094
2,900	Zebra Technologies Corporation[a]	58,696

	Total Information Technology	4,290,009

Materials (6.4%)
3,690	Airgas, Inc.[b]	141,548
4,080	Albemarle Corporation[b]	99,348
3,000	AptarGroup, Inc.	90,960
2,870	Cabot Corporation	75,912
2,000	Carpenter Technology Corporation	36,200
10,770	Chemtura Corporation	18,632
4,700	Cliffs Natural Resources, Inc.	126,853
5,100	Commercial Metals Company	56,610
2,150	Cytec Industries, Inc.	60,888
1,890	Ferro Corporation	29,257
3,300	FMC Corporation	143,682
1,500	Greif, Inc.	60,870
4,000	Louisiana-Pacific Corporation	19,200
2,960	Lubrizol Corporation	111,237
1,800	Martin Marietta Materials, Inc.[c]	141,084
870	Minerals Technologies, Inc.	49,381
3,380	Olin Corporation	61,381
4,600	Packaging Corporation of America	77,418
2,800	Reliance Steel & Aluminum Company	70,112
5,790	RPM International, Inc.	82,218
1,900	Scotts Miracle-Gro Company	49,628
2,120	Sensient Technologies Corporation	53,488
4,440	Sonoco Products Company	111,799
7,900	Steel Dynamics, Inc.	94,168
4,700	Temple-Inland, Inc.	27,871
4,100	Terra Industries, Inc.	90,159
4,420	Valspar Corporation	90,389
2,700	Worthington Industries, Inc.[c]	32,589

	Total Materials	2,102,882

Telecommunications Services (0.4%)
10,410	Cincinnati Bell, Inc.[a]	24,880
4,710	Telephone and Data Systems, Inc.	126,463

	Total Telecommunications Services	151,343

Utilities (8.2%)
3,360	AGL Resources, Inc.[b]	102,144
4,870	Alliant Energy Corporation[b]	143,081
5,966	Aqua America, Inc.[c]	107,388
1,680	Black Hills Corporation	42,420
5,020	DPL, Inc.	114,506
3,200	Energen Corporation	107,424
5,800	Equitable Resources, Inc.	201,318
5,292	Great Plains Energy, Inc.	102,876
3,740	Hawaiian Electric Industries, Inc.	99,559
2,020	IDACORP, Inc.	53,853
8,125	MDU Resources Group, Inc.	147,956
3,660	National Fuel Gas Company	132,455
6,860	Northeast Utilities	154,762
4,740	NSTAR	156,657
4,060	OGE Energy Corporation	110,838
4,600	ONEOK, Inc.	146,740
3,860	PNM Resources, Inc.	37,635
5,720	Puget Energy, Inc.	134,020
5,190	SCANA Corporation	170,803
10,370	Sierra Pacific Resources	85,967
5,000	UGI Corporation	119,350
3,620	Vectren Corporation	91,224
4,800	Westar Energy, Inc.	93,552
2,190	WGL Holdings, Inc.	70,496

	Total Utilities	2,727,024

	Total Common Stock (cost $37,589,621)	32,007,067

	Collateral Held for Securities Loaned (7.6%)[d]
2,503,733	Thrivent Financial Securities Lending Trust	2,503,733

	Total Collateral Held for Securities Loaned (cost $2,503,733)	2,503,733

Shares or Principal Amount	Short-Term Investments (3.0%)[d]
100,000	Federal National Mortgage Association Discount Notes 2.100%, 12/10/2008[e]	99,775
880,872	Thrivent Money Market Fund	880,872

	Total Short-Term Investments (at amortized cost)	980,647

	Total Investments (cost $41,074,001) 107.4%	$35,491,447

	Other Assets and Liabilities, Net (7.4%)	(2,441,404)

	Total Net Assets 100.0%	$33,050,043

a	Non-income producing security.

b	At October 31, 2008, $1,327,403 of investments were earmarked to cover open financial futures contracts.

c	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

e	At October 31, 2008, $99,775 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Fund

Schedule of Investments as of October 31, 2008

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,806,330
Gross unrealized depreciation	(11,145,852)

Net unrealized appreciation (depreciation)	($6,339,522)
Cost for federal income tax purposes	$41,830,969

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 400 Index Mini-Futures	17	December 2008	$991,783	$966,280	($25,503)
Total Futures					($25,503)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Index Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$792,453	$11,255,269	$11,166,850	880,872	$880,872	$30,942
Thrivent Financial Securities Lending Trust	5,297,773	20,375,618	23,169,658	2,503,733	2,503,733	80,291
Total Value and Dividend Income	6,090,226				3,384,605	111,233

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (80.5%)	Value[a]
Australia (2.3%)
52,517	AJ Lucas Group, Ltd.	$143,256
16,505	BHP Billiton, Ltd.	317,075
9,339	Campbell Brothers, Ltd.	149,527
16,382	Centennial Coal Company, Ltd.	38,522
5,470	CSL, Ltd.	133,027
3,111	Leighton Holdings, Ltd.	51,728
123,886	Macmahon Holdings, Ltd.	60,124
20,338	Mount Gibson Iron, Ltd.[b]	6,758
15,343	OneSteel, Ltd.	35,249
10,932	Origin Energy, Ltd.	114,645
2,725	Rio Tinto, Ltd.	140,970
7,060	Sonic Healthcare, Ltd.	64,518
28,745	Transpacific Industries Group, Ltd.	68,439
18,605	United Group, Ltd.	118,057

	Total Australia	1,441,895

Austria (0.3%)
2,215	Erste Group Bank AG	59,765
1,436	OMV AG	45,966
1,641	Verbund - Oesterreichische Elektrizitaetswirtschafts-AG	77,628

	Total Austria	183,359

Belgium (0.6%)
302	Colruyt SA	67,875
2,133	Compagnie d’ Entreprises CFE	103,537
1,918	EVS Broadcast Equipment SA	123,851
584	Group Bruxelles Lambert SA	42,902
756	Mobistar SA	50,168

	Total Belgium	388,333

Bermuda (<0.1%)
43,000	Noble Group, Ltd.	31,300

	Total Bermuda	31,300

Brazil (2.3%)
21,000	Banco Bradesco SA ADR[c]	245,700
21,000	Companhia Vale do Rio Doce SP ADR[c]	245,910
14,200	Empresa Brasileira de Aeronautica SA ADR	297,064
16,000	Lojas Renner SA	118,163
11,000	Petroleo Brasileiro SA ADR	242,769
7,300	Souza Cruz SA	126,592
8,000	Ultrapar Participacoes SA	147,704

	Total Brazil	1,423,902

Canada (1.7%)
1,400	Agrium, Inc.	53,628
4,200	Alimentation Couche-Tard, Inc.	56,625
5,100	Brookfield Asset Management, Inc.	89,281
2,100	Canadian Oil Sands Trust	56,346
6,900	CGI Group, Inc.[b]	55,072
4,700	EnCana Corporation	238,762
1,811	Gildan Activewear, Inc.[b]	42,221
1,500	Potash Corporation of Saskatchewan, Inc.	127,687
2,400	Precision Drilling Trust	25,886
2,800	Shoppers Drug Mart Corporation	107,791
6,400	Sino-Forest Corporation[b]	59,895
900	Suncor Energy, Inc.	21,617
3,800	Teck Cominco, Ltd.	37,833
1,100	Toronto-Dominion Bank	51,947
4,500	Viterra, Inc.[b]	28,561

	Total Canada	1,053,152

Chile (0.3%)
5,600	Banco Santander Chile SA ADR[c]	200,480

	Total Chile	200,480

China (0.4%)
310,000	PetroChina Company, Ltd.	233,081

	Total China	233,081

Denmark (0.6%)
1,190	ALK-Abello AS	94,414
3,600	Novo Nordisk AS	192,971
1,850	Vestas Wind Systems[b]	75,775

	Total Denmark	363,160

Finland (0.5%)
3,546	Fortum Oyj	87,145
4,183	Konecranes Oyj	71,083
10,911	Nokia Oyj	167,135

	Total Finland	325,363

France (5.1%)
2,235	Alstom	110,773
1,851	April Group	67,130
19,400	Axa SA	370,613
6,100	Cap Gemini SA	196,537
3,300	Compagnie de Saint-Gobain	127,335
2,483	Eurofins Scientific	139,092
2,203	Eutelsat Communications	47,283
7,182	GDF Suez	319,693
797	Hermes International	102,866
1,625	Ingenico	25,379
3,880	Orpea[b]	126,233
1,460	Rubis	80,863
5,200	Schneider Electric SA	311,671
2,535	Sechilienne SA	97,333
1,767	Stallergenes	87,357
2,093	Teleperformance	45,163
1,094	UBISOFT Entertainment SAb	57,827
577	Unibail-Rodamco	86,540
364	Vallourec SA	40,716
1,369	Vilmorin & Cie	133,766
23,602	Vivendi Universal SA	616,925

	Total France	3,191,095

Germany (4.0%)
5,700	Adidas AG	197,994
1,926	Bayer AG	105,430
7,300	Bayerische Motoren Werke AG	185,115
21,400	Deutsche Post AG-REG	234,639
9,831	E.ON AG	368,411
6,237	GEA Group AG	89,563
4,080	Gerresheimer AGb	140,620
3,126	Krones AG	137,429
2,013	Morphosys AGb	125,114
980	RWE AG	80,340
5,294	SAP AG	185,347
The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (80.5%)	Value[a]
Germany (4.0%) - continued
1,840	SGL Carbon AGb	$35,515
7,641	Siemens AG	449,328
1,757	Vossloh AG	133,038
435	Wacker Chemie AG	47,009

	Total Germany	2,514,892

Greece (0.3%)
6,257	Alpha Bank AE	91,350
3,247	Greek Organization of Football Prognostics SA	70,896

	Total Greece	162,246

Hong Kong (1.7%)
30,000	BOC Hong Kong (Holdings), Ltd.	34,347
6,000	Cheung Kong Holdings, Ltd.	57,609
34,000	China Mobile, Ltd.	299,311
73,000	Hang Lung Group, Ltd.	234,910
4,600	Hang Seng Bank, Ltd.	57,396
18,000	Hutchison Whampoa, Ltd.	97,269
185,000	Swire Pacific, Ltd.	245,173
12,000	Wharf Holdings, Ltd.	23,942

	Total Hong Kong	1,049,957

Hungary (0.4%)
1,900	Richter Gedeon Nyrt	262,510

	Total Hungary	262,510

Indonesia (0.2%)
155,000	PT Astra International Tbk	129,022

	Total Indonesia	129,022

Israel (0.6%)
8,500	Check Point Software Technologies, Ltd.[b]	171,870
5,500	Teva Pharmaceutical Industries, Ltd. ADR	235,840

	Total Israel	407,710

Italy (2.6%)
11,880	Ansaldo STS SPA	152,188
12,754	Enel SPA	85,326
21,300	Eni SPA	508,385
26,400	Finmeccanica SPA	327,413
26,400	Finmeccanica SPA - Rights	10,767
2,450	Lottomatica SPA	57,202
34,894	Maire Tecnimont SPA	63,646
18,207	Terna-Rete Elettrica Nationale SPA	58,719
9,758	Trevi Finanziaria SPA	113,381
97,600	Unicredit SPA	238,912

	Total Italy	1,615,939

Japan (16.2%)
4,600	Aeon Delight Company, Ltd.	113,319
5,700	Asahi Breweries, Ltd.	94,085
1,700	Astellas Pharmaceutical, Inc.	68,474
5,000	Bank of Kyoto, Ltd.	52,594
20,700	Bridgestone Corporation	361,898
2,400	Canon, Inc.	83,980
6,600	Capcom Company, Ltd.	147,139
50	CyberAgent, Inc.	44,638
5,000	Daihatsu Motor Company, Ltd.	37,020
13,200	Daiichi Sankyo Company, Ltd.	270,665
8,200	Daiseki Company, Ltd.	186,761
14,400	Daito Trust Construction Company, Ltd.	607,463
27	East Japan Railway Company	192,132
1,600	FamilyMart Company, Ltd.	63,391
1,230	Fast Retailing Company, Ltd.	131,128
15,600	Fuji Oil Company, Ltd.	179,083
36,400	GMO Internet, Inc.[b]	96,776
1,900	Hisamitsu Pharmaceutical Company, Inc.	79,191
5,000	Hitachi Metals, Ltd.	37,596
31,000	Hitachi, Ltd.	145,547
3,500	Honda Motor Company, Ltd.	87,029
4,200	Hosiden Corporation	44,108
14,000	ITOCHU Corporation	73,987
44	Japan Tobacco, Inc.	156,098
18	KDDI Corporation	107,848
2,200	KONAMI Corporation	39,800
39,000	Kureha Corporation	173,029
2,100	Kurita Water Industries, Ltd.	47,914
1,500	Lawson, Inc.	73,315
22,000	Marubeni Corporation	85,471
9,200	Mitsubishi Corporation	154,209
19,000	Mitsubishi Electric Corporation	117,787
100,800	Mitsubishi UFJ Financial Group, Inc.	633,444
8,000	Mitsui & Company, Ltd.	77,516
9,000	Mitsui Fudosan Company, Ltd.	156,989
13,000	Mitsui O.S.K. Lines, Ltd.	67,885
16,952	Mitsui Sumitomo Insurance Group Holdings, Inc.[b]	471,069
7,600	Nichi-iko Pharmaceutical Company, Ltd.	160,623
5,000	Nikon Corporation	70,466
600	Nintendo Company, Ltd.	192,785
4,000	Nippon Meat Packers, Inc.	54,864
13,000	Nippon Yusen Kabushiki Kaisha	62,864
3,700	NPC, Inc.	119,060
12,000	Panasonic Corporation	193,245
151	Rakuten, Inc.	74,856
23	Seven Bank, Ltd.	66,246
1,700	Shimano, Inc.	48,629
8,900	Shin-Etsu Chemical Company, Ltd.	473,083
52	So-net M3, Inc.	175,864
1,200	Sony Corporation	28,440
1,700	Square ENIX Holdings Company, Ltd.	42,829
6,400	Sugi Pharmacy Company, Ltd.	153,911
56,100	Sumitomo Corporation	493,570
94,400	Sumitomo Trust and Banking Company, Ltd.	437,174
6,000	Suruga Bank, Ltd.	56,481
4,300	Sysmex Corporation	133,581
1,300	T&D Holdings, Inc.	49,662
8,000	Takeda Pharmaceutical Company, Ltd.	397,481
4,800	Tokio Marine Holdings, Inc.	148,060
8,600	Torishima Pump Manufacturing Company, Ltd.	117,420
13,800	Toyota Motor Corporation	538,902
4,800	Tsumura & Company	122,843
5,700	Unicharm Petcare Corporation	201,131

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (80.5%)	Value[a]
Japan (16.2%) - continued
9,000	Yokohama Rubber Company, Ltd.	$44,161

	Total Japan	10,218,609

Luxembourg (0.2%)
1,150	Oriflame Cosmetics SA	35,928
5,500	Tenaris SA ADR[d]	113,245

	Total Luxembourg	149,173

Malaysia (0.4%)
67,000	Bumiputra-Commerce Holdings Berhad	116,736
55,000	Public Bank Berhad	130,243

	Total Malaysia	246,979

Mexico (1.4%)
168,000	Consorcio ARA SAB de CV	67,761
10,500	Fomento Economico Mexicano SAB de CV ADR[c]	265,545
3,600	Grupo Aeroportuario del Sureste SAB de CV ADR	116,064
95,000	Grupo Financiero Banorte SA de CV ADR	174,016
117,000	Organizacion Soriana SAB de CVb	235,319

	Total Mexico	858,705

Netherlands (2.1%)
2,832	Arcelor Mittal	73,522
1,395	Furgo NV	49,849
1,795	Gemalto NVb	50,290
7,738	Imtech NV	118,213
19,800	ING Groep NV	185,728
11,437	Koninklijke (Royal) Ahold NV	122,778
12,877	Koninklijke (Royal) KPN NV	181,346
1,286	Koninklijke Boskalis Westminster NV	42,454
1,239	Koninklijke DSM NV	34,504
1,058	Koninklijke Vopak NV	34,304
5,147	Qiagen NVb	74,269
8,839	Reed Elsevier NV	118,140
4,632	Ten Cate NV	98,207
5,131	Unilever NV	123,653

	Total Netherlands	1,307,257

Norway (1.8%)
47,200	Norsk Hydro ASA	197,215
15,439	ODIM ASA[b]	94,100
29,650	StatoilHydro ASA	596,369
3,700	Tandberg ASA	45,778
27,508	Tomra Systems ASA	127,927
2,050	Yara International ASA	42,829

	Total Norway	1,104,218

Philippines (0.4%)
750,000	Ayala Land, Inc.	90,990
157,200	Bank of the Philippine Islands	130,154

	Total Philippines	221,144

Portugal (0.1%)
10,061	Jeronimo Martins SGPS SA	51,342

	Total Portugal	51,342

Russia (0.3%)
5,500	LUKOIL ADR	211,151

	Total Russia	211,151

Singapore (1.4%)
110,000	Parkway Holdings, Ltd.	117,937
94,084	Raffles Education Corporation, Ltd.	36,333
35,400	Singapore Airlines, Ltd.	271,216
204,600	Singapore Telecommunications, Ltd.	344,316
107,000	SMRT Corporation, Ltd.	112,700

	Total Singapore	882,502

South Africa (1.1%)
49,000	Massmart Holdings, Ltd.	439,540
80,000	Truworths International, Ltd.	271,771

	Total South Africa	711,311

South Korea (1.9%)
11,000	Pusan Bank	56,191
1,440	Samsung Electronics Company, Ltd.	378,166
2,200	Samsung Electronics Company, Ltd. GDR[e]	455,866
350	Shinsegae Company, Ltd.	122,845
2,210	SODIFF Advanced Materials Company, Ltd.	73,448
1,581	Taewoong Company, Ltd.	76,992

	Total South Korea	1,163,508

Spain (2.8%)
21,800	Banco Bilbao Vizcaya Argentaria SA	253,014
38	Construcciones y Auxiliar de Ferrocarriles SA	10,623
2,503	Grifols SA	49,811
37,982	Iberdrola SA	274,882
14,390	Mapfre SA	45,795
974	Prosegur Cia de Seguridad SA	27,671
57,950	Telefonica SA	1,072,925

	Total Spain	1,734,721

Sweden (0.9%)
8,800	Atlas Copco AB	73,807
13,624	Intrum Justitia AB	134,605
1,450	Modern Times Group AB	31,114
3,800	Nordea Bank AB	30,457
17,100	Sandvik AB	110,982
24,560	Telefonaktiebolaget LM Ericsson	167,190

	Total Sweden	548,155

Switzerland (7.1%)
4,485	ABB, Ltd.[b]	58,848
2,042	Actelion, Ltd.[b]	107,874
7,400	Adecco SA	257,423
2,232	Bobst Group AG	80,779
730	Burckhardt Compression Holding AG	94,903
1,082	Komax Holding AG	70,171
858	Lonza Group AG	71,208
625	Meyer Burger Technology AGb	87,163
34,169	Nestle SA	1,328,728
24,550	Novartis AG	1,246,108

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (80.5%)	Value[a]
Switzerland (7.1%) - continued
2,107	Roche Holding AG	$322,217
2,226	Schulthess Group AG	75,012
1,325	Sonova Holding AG	55,054
9,200	Swiss Reinsurance Company	383,673
2,056	Temenos Group AGb	25,750
99	Vetropack Holding AG	132,740
411	Zurich Financial Services AG	83,383

	Total Switzerland	4,481,034

Taiwan (1.5%)
70,000	Taiwan Mobile Company, Ltd.	96,782
195,983	Taiwan Semiconductor Manufacturing Company, Ltd.	285,166
67,337	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	556,203

	Total Taiwan	938,151

Thailand (0.6%)
66,000	PTT Exploration & Production Public Company, Ltd.	160,999
70,000	Siam Cement Public Company, Ltd.	211,725

	Total Thailand	372,724

Turkey (0.6%)
71,000	Akbank TAS	243,854
7,500	BIM Birlesik Magazalar AS	151,458

	Total Turkey	395,312

United Kingdom (13.7%)
8,338	Aggreko plc	58,343
7,141	Anglo American plc	179,167
10,300	AstraZeneca plc	436,475
5,135	Autonomy Corporation plc[b]	81,414
2,701	Aveva Group plc	34,431
30,336	Babcock International Group	189,803
24,669	BAE Systems plc	138,653
18,194	BG Group plc	267,508
8,512	BHP Billiton plc	144,530
9,778	British American Tobacco plc	268,190
66,700	British Sky Broadcasting Group plc[d]	405,868
38,222	Cable & Wireless plc	75,749
31,668	Carillion plc	106,211
1,641	Chemring Group plc	42,097
25,934	Cobham plc	78,812
19,772	Compass Group plc	91,936
15,203	Dignity plc	145,840
17,335	Enterprise Inns plc	27,297
66,682	Fenner plc	109,960
9,347	FirstGroup plc	61,678
17,619	GAME GROUP plc	36,956
44,439	GlaxoSmithKline plc	854,246
26,587	Group 4 Securicor plc	80,518
20,020	HMV Group plc	32,066
9,387	IG Group Holdings plc	43,853
7,438	Imperial Tobacco Group plc	199,339
9,436	Inmarsat plc	64,330
22,682	International Power plc	81,139
3,704	Intertek Group plc	43,864
9,760	John Wood Group plc	37,722
196,200	Kingfisher plc	362,089
44,600	Pearson plc	444,206
6,062	Petrofac, Ltd.	41,964
19,853	Prudential plc	99,722
58,218	PV Crystalox Solar plc	127,135
5,122	Reckitt Benckiser Group plc	216,649
3,041	Rio Tinto plc	142,045
14,789	Rotork plc	177,204
20,872	Stagecoach Group plc	62,666
17,009	Standard Chartered plc[d]	281,092
17,540	Tesco plc	96,097
10,725	Tullett Prebon plc	41,098
7,870	Ultra Electronics Holdings	139,605
32,476	Unilever plc	729,561
286,300	Vodafone Group plc	550,715
17,901	VT Group plc	144,190
9,596	Wellstream Holdings plc	66,991
25,037	William Morrison Supermarkets plc	106,599
51,700	WPP Group plc	309,235
6,744	Xstrata plc	115,345

	Total United Kingdom	8,672,203

United States (2.1%)
7,222	iShares MSCI EAFE Index Fund	322,246
791	Synthes, Inc.	102,073
75,700	WisdomTree India Earnings Fund[b,d]	864,493

	Total United States	1,288,812

	Total Common Stock (cost $81,009,184)	50,534,407

Principal Amount	Long-Term Fixed Income (10.1%)
Argentina (0.4%)
	Argentina Bonos
520,000	3.127%, 2/3/2009[f]	94,900
430,000	7.000%, 10/3/2015	85,140
	Republic of Argentina International Bond
320,000	1.330%, 3/31/2009[g]	56,000

	Total Argentina	236,040

Brazil (1.2%)
	Federative Republic of Brazil International Bond
840,000	6.000%, 1/17/2017	758,100
	Independencia International, Ltd.
70,000	9.875%, 5/15/2015[e]	32,200

	Total Brazil	790,300

Colombia (0.4%)
	Colombia Government International Bond
280,000	7.375%, 9/18/2037	229,600

	Total Colombia	229,600

Dominican Republic (0.1%)
	Dominican Republic International Bond
163,947	9.040%, 1/23/2018	85,252

	Total Dominican Republic	85,252

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (10.1%)	Value[a]
Ecuador (0.1%)
	Republic of Ecuador International Bond
$150,000	10.000%, 8/15/2030	$43,500

	Total Ecuador	43,500

Indonesia (0.2%)
	Republic of Indonesia Government International Bond
200,000	7.750%, 1/17/2038	119,743

	Total Indonesia	119,743

Ireland (0.1%)
	VIP Finance Ireland, Ltd.
100,000	9.125%, 4/30/2018[e,h]	51,673

	Total Ireland	51,673

Israel (<0.1%)
	Israel Government International Bond
20,000	5.125%, 3/1/2014	19,314

	Total Israel	19,314

Kazakhstan (0.1%)
	KazMunaiGaz Finance Sub BV
100,000	8.375%, 7/2/2013[e]	67,000

	Total Kazakhstan	67,000

Lebanon (0.2%)
	Lebanon Government International Bond
218,500	4.000%, 12/31/2017	152,950

	Total Lebanon	152,950

Luxembourg (0.3%)
	VTB Capital SA
370,000	6.875%, 5/29/2018	207,200

	Total Luxembourg	207,200

Malaysia (0.3%)
	Malaysia Government International Bond
180,000	7.500%, 7/15/2011	182,135

	Total Malaysia	182,135

Mexico (0.9%)
	Mexico Government International Bond
270,000	7.500%, 4/8/2033	259,200
180,000	6.750%, 9/27/2034	149,400
	United Mexican States
110,000	5.625%, 1/15/2017	97,900
50,000	6.050%, 1/11/2040	37,960

	Total Mexico	544,460

Netherlands (0.7%)
	Majapahit Holding BV
700,000	7.750%, 10/17/2016	420,609
	TuranAlem Finance BV
150,000	8.000%, 3/24/2014	45,000

	Total Netherlands	465,609

Panama (0.2%)
	Panama Government International Bond
170,000	6.700%, 1/26/2036	132,600

	Total Panama	132,600

Peru (0.3%)
	Peruvian Government International Bond
240,000	6.550%, 3/14/2037	165,600

	Total Peru	165,600

Philippines (0.9%)
	Philippine Government International Bond
410,000	10.625%, 3/16/2025	438,700
100,000	9.500%, 2/2/2030	102,000

	Total Philippines	540,700

Russia (1.2%)
	Russian Federation International Bond
833,000	7.500%, 3/31/2030	728,475

	Total Russia	728,475

South Africa (0.2%)
	Republic of South Africa International Bond
230,000	5.875%, 5/30/2022	147,200

	Total South Africa	147,200

South Korea (0.1%)
	Republic of Korea International Bond
100,000	5.625%, 11/3/2025	70,182

	Total South Korea	70,182

Trinidad & Tobago (0.2%)
	National Gas Company of Trinidad & Tobago, Ltd.
170,000	6.050%, 1/15/2036[e]	116,351

	Total Trinidad & Tobago	116,351

Turkey (0.7%)
	Republic of Turkey International Bond
460,000	6.750%, 4/3/2018	354,200
60,000	7.000%, 3/11/2019	46,725
50,000	6.875%, 3/17/2036	34,000
60,000	7.250%, 3/5/2038	41,400

	Total Turkey	476,325

Ukraine (0.3%)
	Ukraine Government International Bond
200,000	7.650%, 6/11/2013	100,000
200,000	6.580%, 11/21/2016	80,000

	Total Ukraine	180,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (10.1%)	Value[a]
Uruguay (0.3%)
	Oriental Republic of Uruguay International Bond
$300,000	7.625%, 3/21/2036	$180,000

	Total Uruguay	180,000

Venezuela (0.7%)
	Petroleos de Venezuela SA
30,000	5.250%, 4/12/2017	11,400
240,000	5.375%, 4/12/2027	85,200
	Venezuela Government International Bond
170,000	10.750%, 9/19/2013	115,600
250,000	6.000%, 12/9/2020	103,750
50,000	9.000%, 5/7/2023	23,875
110,000	9.250%, 5/7/2028	50,600
70,000	9.375%, 1/13/2034	35,700

	Total Venezuela	426,125

	Total Long-Term Fixed Income (cost $8,793,768)	6,358,334

Shares or Principal Amount	Short-Term Investments (9.7%)[i]	Value
	Federal National Mortgage Association Discount Notes
200,000	2.100%, 12/10/2008[j]	199,550
5,901,139	Thrivent Money Market Fund[c]	5,901,139

	Total Short-Term Investments (at amortized cost)	6,100,689

	Total Investments (cost $95,903,641) 100.3%	$62,993,430

	Other Assets and Liabilities, Net (0.3%)	(173,617)

	Total Net Assets 100.0%	$62,819,813

a	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

b	Non-income producing security.

c	Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

d	At October 31, 2008, $1,644,108 of investments were earmarked to cover open financial futures contracts.

e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2008, the value of these investments was $723,090 or 1.2% of total net assets.

f	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

g	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

h	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Fund owned as of October 31, 2008.

Security	Acquisition Date	Cost
VIP Finance Ireland, Ltd.	5/2/2008	$101,058

i	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

j	At October 31, 2008, $199,550 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$305,087
Gross unrealized depreciation	(33,303,410)

Net unrealized appreciation (depreciation)	($32,998,323)
Cost for federal income tax purposes	$95,991,753

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of October 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	24	December 2008	$1,620,949	$1,529,760	($91,189)
Total Futures					($91,189)

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Australian Dollar	96,725	11/03/2008 - 11/05/2008	$64,142	$64,278	$136
Brazilian Real	555,284	11/04/2008	292,435	255,933	(36,502)
British Pound	65,456	11/03/2008 - 11/05/2008	107,006	105,336	(1,670)
Canadian Dollar	97,650	11/03/2008 - 11/05/2008	80,617	81,017	400
Chinese Renminbi Yuan	1,369,597	11/04/2008	201,537	200,169	(1,368)
Chinese Renminbi Yuan	532,000	2/03/2009	76,757	77,016	259
EURO	125,032	11/03/2008 - 11/05/2008	162,245	159,358	(2,887)
Japanese Yen	4,124,107	11/03/2008 - 11/05/2008	42,336	41,865	(471)
Singapore Dollar	53,701	11/03/2008 - 11/05/2008	36,238	36,211	(27)
Total Foreign Currency Forward Contracts Purchases			$1,063,313	$1,021,183	($42,130)
Sales
Australian Dollar	2,903	11/03/2008 - 11/05/2008	$1,931	$1,929	$2
Brazilian Real	569,539	11/04/2008	265,800	262,504	3,296
British Pound	37,276	11/03/2008 - 11/05/2008	60,767	59,987	780
Canadian Dollar	29,960	11/03/2008 - 11/05/2008	24,434	24,857	(423)
Chinese Renminbi Yuan	1,369,597	11/04/2008	200,135	200,169	(34)
EURO	110,800	11/03/2008 - 11/05/2008	142,867	141,219	1,648
Japanese Yen	3,103,251	11/03/2008 - 11/05/2008	31,857	31,502	355
Singapore Dollar	36,884	11/03/2008 - 11/05/2008	24,718	24,871	(153)
Swiss Franc	127,249	11/03/2008 - 11/05/2008	112,260	109,726	2,534
Total Foreign Currency Forward Contracts Sales			$864,769	$856,764	$8,005
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					($34,125)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Fund, is as follows:

Fund	Value February 29, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned February 29, 2008- October 31, 2008
Money Market	$—	$28,426,825	$22,525,686	5,901,139	$5,901,139	$76,514
Total Value and Dividend Income	—				5,901,139	76,514

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (96.0%)	Value[a]
Australia (2.6%)
187,656	BHP Billiton, Ltd.	$3,605,046
173,664	Centennial Coal Company, Ltd.	408,367
62,185	CSL, Ltd.	1,512,300
35,085	Leighton Holdings, Ltd.	583,374
216,434	Mount Gibson Iron, Ltd.[b]	71,915
163,589	OneSteel, Ltd.	375,826
124,752	Origin Energy, Ltd.	1,308,287
30,958	Rio Tinto, Ltd.	1,601,521
80,545	Sonic Healthcare, Ltd.	736,060

	Total Australia	10,202,696

Austria (0.4%)
16,210	OMV AG	518,873
18,716	Verbund - Oesterreichische Elektrizitaetswirtschafts-AG	885,377

	Total Austria	1,404,250

Belgium (0.5%)
3,447	Colruyt SA	774,723
6,648	Group Bruxelles Lambert SA	488,374
8,620	Mobistar SA	572,016

	Total Belgium	1,835,113

Bermuda (0.1%)
474,000	Noble Group, Ltd.	345,032

	Total Bermuda	345,032

Brazil (0.8%)
149,300	Empresa Brasileira de Aeronautica
	SA ADR	3,123,356

	Total Brazil	3,123,356

Canada (3.1%)
15,700	Agrium, Inc.	601,401
47,900	Alimentation Couche-Tard, Inc.	645,794
58,300	Brookfield Asset Management, Inc.	1,020,601
24,200	Canadian Oil Sands Trust	649,322
81,678	CGI Group, Inc.[b]	651,906
54,800	EnCana Corporation	2,783,875
20,408	Gildan Activewear, Inc.[b]	475,786
16,700	Potash Corporation of Saskatchewan, Inc.	1,421,571
27,000	Precision Drilling Trust	291,214
32,100	Shoppers Drug Mart Corporation	1,235,742
72,800	Sino-Forest Corporation[b]	681,311
10,300	Suncor Energy, Inc.	247,395
42,600	Teck Cominco, Ltd.	424,127
12,700	Toronto-Dominion Bank	599,754
49,700	Viterra, Inc.[b]	315,444

	Total Canada	12,045,243

Denmark (0.8%)
41,544	Novo Nordisk AS	2,226,871
21,239	Vestas Wind Systems[b]	869,943

	Total Denmark	3,096,814

Finland (0.7%)
40,346	Fortum Oyj	991,531
124,073	Nokia Oyj	1,900,550

	Total Finland	2,892,081

France (6.7%)
25,427	Alstom	$1,260,237
191,900	Axa SA	3,666,009
64,200	Cap Gemini SA	2,068,474
32,700	Compagnie de Saint-Gobain	1,261,772
25,259	Eutelsat Communications	542,132
81,192	GDF Suez	3,614,100
9,069	Hermes International	1,170,507
17,258	Ingenico	269,529
53,100	Schneider Electric SA	3,182,643
23,633	Teleperformance	509,959
12,464	UBISOFT Entertainment SAb	658,829
6,580	Unibail-Rodamco	986,887
3,939	Vallourec SA	440,607
245,594	Vivendi Universal SA	6,419,499

	Total France	26,051,184

Germany (5.3%)
55,900	Adidas AG	1,941,731
21,974	Bayer AG	1,202,865
73,400	Bayerische Motoren Werke AG	1,861,297
214,800	Deutsche Post AG-REG	2,355,162
111,622	E.ON AG	4,182,965
39,936	GEA Group AG	573,478
11,155	RWE AG	914,485
60,250	SAP AG	2,109,395
20,763	SGL Carbon AGb	400,758
81,532	Siemens AG	4,794,479
4,965	Wacker Chemie AG	536,547

	Total Germany	20,873,162

Greece (0.5%)
71,023	Alpha Bank AE	1,036,912
36,991	Greek Organization of Football Prognostics SA	807,673

	Total Greece	1,844,585

Hong Kong (0.8%)
329,000	BOC Hong Kong (Holdings), Ltd.	376,677
72,000	Cheung Kong Holdings, Ltd.	691,305
52,400	Hang Seng Bank, Ltd.	653,816
202,000	Hutchison Whampoa, Ltd.	1,091,573
128,000	Wharf Holdings, Ltd.	255,386

	Total Hong Kong	3,068,757

Italy (3.4%)
144,725	Enel SPA	968,234
218,000	Eni SPA	5,203,187
260,700	Finmeccanica SPA	3,233,198
290,800	Finmeccanica SPA - Rights	118,603
27,905	Lottomatica SPA	651,514
207,032	Terna-Rete Elettrica Nationale SPA	667,695
981,200	Unicredit SPA	2,401,852

	Total Italy	13,244,283

Japan (22.2%)
65,900	Asahi Breweries, Ltd.	1,087,760
19,300	Astellas Pharmaceutical, Inc.	777,380
63,000	Bank of Kyoto, Ltd.	662,681
202,600	Bridgestone Corporation	3,542,054
27,100	Canon, Inc.	948,273
592	CyberAgent, Inc.	528,520
63,000	Daihatsu Motor Company, Ltd.	466,447

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (96.0%)	Value[a]
Japan (22.2%) - continued
133,000	Daiichi Sankyo Company, Ltd.[c]	$2,727,154
142,900	Daito Trust Construction Company, Ltd.	6,028,235
301	East Japan Railway Company	2,141,917
18,600	FamilyMart Company, Ltd.	736,916
13,967	Fast Retailing Company, Ltd.	1,488,995
21,300	Hisamitsu Pharmaceutical Company, Inc.	887,773
52,000	Hitachi Metals, Ltd.	390,994
351,000	Hitachi, Ltd.	1,647,964
40,300	Honda Motor Company, Ltd.	1,002,075
47,500	Hosiden Corporation	498,838
154,000	ITOCHU Corporation	813,852
505	Japan Tobacco, Inc.	1,791,575
202	KDDI Corporation	1,210,290
25,200	KONAMI Corporation	455,890
24,600	Kurita Water Industries, Ltd.	561,275
17,000	Lawson, Inc.	830,898
258,000	Marubeni Corporation	1,002,342
104,900	Mitsubishi Corporation	1,758,318
220,000	Mitsubishi Electric Corporation	1,363,851
1,040,900	Mitsubishi UFJ Financial Group, Inc.	6,541,195
88,000	Mitsui & Company, Ltd.	852,677
98,000	Mitsui Fudosan Company, Ltd.	1,709,440
147,000	Mitsui O.S.K. Lines, Ltd.	767,621
176,155	Mitsui Sumitomo Insurance Group Holdings, Inc.[b]	4,895,065
58,000	Nikon Corporation	817,402
7,200	Nintendo Company, Ltd.	2,313,420
42,000	Nippon Meat Packers, Inc.	576,074
144,000	Nippon Yusen Kabushiki Kaisha	696,338
134,000	Panasonic Corporation	2,157,901
1,715	Rakuten, Inc.	850,191
265	Seven Bank, Ltd.	763,263
18,900	Shimano, Inc.	540,644
94,500	Shin-Etsu Chemical Company, Ltd.	5,023,189
13,700	Sony Corporation	324,695
18,900	Square ENIX Holdings Company, Ltd.	476,159
555,700	Sumitomo Corporation	4,889,071
942,700	Sumitomo Trust and Banking Company, Ltd.	4,365,717
63,000	Suruga Bank, Ltd.	593,050
14,600	T&D Holdings, Inc.	557,739
80,100	Takeda Pharmaceutical Company, Ltd.	3,979,786
55,100	Tokio Marine Holdings, Inc.	1,699,609
139,600	Toyota Motor Corporation	5,451,508
104,000	Yokohama Rubber Company, Ltd.	510,302

	Total Japan	86,704,323

Luxembourg (0.1%)
13,284	Oriflame Cosmetics SA	415,012

	Total Luxembourg	415,012

Netherlands (2.9%)
32,202	Arcelor Mittal	836,000
15,734	Furgo NV	562,235
20,412	Gemalto NVb	571,879
203,300	ING Groep NV	1,906,993
130,532	Koninklijke (Royal) Ahold NV	1,401,281
145,109	Koninklijke (Royal) KPN NV	2,043,566
14,642	Koninklijke Boskalis Westminster NV	483,372
14,088	Koninklijke DSM NV	392,322
12,067	Koninklijke Vopak NV	391,249
100,547	Reed Elsevier NV	1,343,890
58,260	Unilever NV	1,404,018

	Total Netherlands	11,336,805

Norway (2.4%)
473,500	Norsk Hydro ASA	1,978,418
308,999	StatoilHydro ASA	6,215,086
42,600	Tandberg ASA	527,065
23,430	Yara International ASA	489,504

	Total Norway	9,210,073

Portugal (0.1%)
114,389	Jeronimo Martins SGPS SA	583,740

	Total Portugal	583,740

Singapore (1.5%)
358,600	Singapore Airlines, Ltd.	2,747,413
1,957,690	Singapore Telecommunications, Ltd.	3,294,543

	Total Singapore	6,041,956

South Korea (1.2%)
11,331	Samsung Electronics Company, Ltd.	4,777,191

	Total South Korea	4,777,191

Spain (4.7%)
215,200	Banco Bilbao Vizcaya Argentaria SA	2,497,648
28,462	Grifols SA	566,407
416,874	Iberdrola SA	3,016,997
163,681	Mapfre SA	520,896
625,360	Telefonica SA	11,578,325

	Total Spain	18,180,273

Sweden (1.1%)
101,000	Atlas Copco AB	847,108
16,550	Modern Times Group AB	355,129
41,600	Nordea Bank AB	333,429
172,400	Sandvik AB	1,118,896
256,540	Telefonaktiebolaget LM Ericsson	1,746,370

	Total Sweden	4,400,932

Switzerland (11.8%)
51,174	ABB, Ltd.[b]	671,457
23,236	Actelion, Ltd.[b]	1,227,507
74,600	Adecco SA	2,595,098
5,950	Givaudan SA	4,054,417
9,685	Lonza Group AG	803,785
365,357	Nestle SA	14,207,621
259,801	Novartis AG	13,186,968
23,941	Roche Holding AG	3,661,221
15,062	Sonova Holding AG	625,833
94,000	Swiss Reinsurance Company	3,920,141
21,891	Temenos Group AGb	274,169
4,651	Zurich Financial Services AG	943,584

	Total Switzerland	46,171,801

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (96.0%)	Value[a]
Taiwan (1.4%)
665,100	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	$5,493,726

	Total Taiwan	5,493,726

United Kingdom (20.3%)
94,620	Aggreko plc	662,081
81,201	Anglo American plc	2,037,330
103,800	AstraZeneca plc	4,398,654
57,872	Autonomy Corporation plc[b]	917,552
28,204	Aveva Group plc	359,526
93,967	Babcock International Group	587,921
281,306	BAE Systems plc	1,581,091
206,465	BG Group plc	3,035,674
96,690	BHP Billiton plc	1,641,754
110,955	British American Tobacco plc	3,043,263
662,900	British Sky Broadcasting Group plc	4,033,727
434,943	Cable & Wireless plc	861,977
18,641	Chemring Group plc	478,204
294,279	Cobham plc	894,297
222,754	Compass Group plc	1,035,767
183,408	Enterprise Inns plc	288,807
106,655	FirstGroup plc	703,779
191,140	GAME GROUP plc	400,920
478,246	GlaxoSmithKline plc	9,193,267
301,692	Group 4 Securicor plc	913,670
213,070	HMV Group plc	341,275
101,243	IG Group Holdings plc	472,978
84,878	Imperial Tobacco Group plc	2,274,741
108,595	Inmarsat plc	740,347
257,376	International Power plc	920,697
41,746	Intertek Group plc	494,375
110,758	John Wood Group plc	428,078
1,925,900	Kingfisher plc	3,554,268
441,900	Pearson plc	4,401,221
64,276	Petrofac, Ltd.	444,946
223,653	Prudential plc	1,123,412
58,151	Reckitt Benckiser Group plc	2,459,654
34,553	Rio Tinto plc	1,613,965
31,662	Rotork plc	379,378
236,839	Stagecoach Group plc	711,089
113,835	Standard Chartered plc	1,881,245
199,226	Tesco plc	1,091,511
122,384	Tullett Prebon plc	468,975
334,446	Unilever plc	7,513,194
2,660,787	Vodafone Group plc	5,118,183
285,750	William Morrison Supermarkets plc	1,216,622
509,300	WPP Group plc	3,046,293
76,950	Xstrata plc	1,316,100

	Total United Kingdom	79,081,808

United States (0.6%)
29,907	iShares MSCI EAFE Index Fund	1,334,450
9,017	Synthes, Inc.	1,163,576

	Total United States	2,498,026

	Total Common Stock (cost $526,122,886)	374,922,222

	Collateral Held for Securities Loaned (0.2%)[d]
630,480	Thrivent Financial Securities Lending Trust	630,480

	Total Collateral Held for Securities Loaned (cost $630,480)	630,480

Shares or Principal Amount	Short-Term Investments (7.5%)[d]
	Bank of America Corporation
15,240,000	0.125%, 11/3/2008	15,239,894
14,145,405	Thrivent Money Market Fund	14,145,405

	Total Short-Term Investments (at amortized cost)	29,385,299

	Total Investments (cost $556,138,665) 103.7%	$404,938,001

	Other Assets and Liabilities, Net (3.7%)	(14,624,584)

	Total Net Assets 100.0%	$390,313,417

a	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

b	Non-income producing security.

c	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,054,036
Gross unrealized depreciation	(163,457,887)

Net unrealized appreciation (depreciation)	($156,403,851)
Cost for federal income tax purposes	$561,341,852

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of October 31, 2008

Foreign Currency Forward Contrats	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Australian Dollar	2,113,284	11/03/2008 -11/05/2008	$1,414,960	$1,404,362	($10,598)
British Pound	3,026,551	11/03/2008 -11/05/2008	4,936,491	4,870,537	(65,954)
Canadian Dollar	2,058,136	11/03/2008 -11/05/2008	1,697,320	1,707,572	10,252
Danish Krone	1,309,279	1/03/2008 -11/05/2008	226,794	224,103	(2,691)
EURO	3,723,817	11/03/2008 -11/05/2008	4,818,228	4,746,134	(72,094)
Hong Kong Dollar	1,354,113	11/03/2008 -11/05/2008	174,679	174,722	43
Japanese Yen	352,522,652	11/03/2008 -11/05/2008	3,576,606	3,578,547	1,941
Norwegian Krone	1,372,392	11/03/2008 -11/05/2008	206,623	203,761	(2,862)
Swedish Krona	1,037,959	11/03/2008 -11/05/2008	136,340	133,758	(2,582)
Swiss Franc	2,215,413	11/03/2008 -11/05/2008	1,948,815	1,910,333	(38,482)
Total Foreign Currency Forward Contracts Purchases			$19,136,856	$18,953,829	($183,027)
Sales
British Pound	380,688	11/03/2008 -11/05/2008	$620,978	$612,629	$8,349
Canadian Dollar	301,455	11/03/2008 -11/05/2008	245,855	250,108	(4,253)
EURO	862,844	11/03/2008 -11/05/2008	1,117,372	1,099,725	17,647
Japanese Yen	33,049,620	11/03/2008 -11/05/2008	339,273	335,495	3,778
Singapore Dollar	399,575	11/03/2008 -11/05/2008	267,777	269,437	(1,660)
Swiss Franc	1,350,974	11/03/2008 -11/05/2008	1,191,839	1,164,934	26,905
Total Foreign Currency Forward Contracts Sales			$3,783,094	$3,732,328	$50,766
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					($132,261)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner International Stock Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$3,750,651	$144,999,703	$134,604,949	14,145,405	$14,145,405	$273,643
Thrivent Financial Securities Lending Trust	27,736,142	283,378,468	310,484,130	630,480	630,480	427,548
Total Value and Dividend Income	31,486,793				14,775,885	701,191

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (98.3%)	Value
Consumer Discretionary (10.1%)
25,850	Aeropostale, Inc.[a,b]	$625,828
70,300	Amazon.com, Inc.[b]	4,023,972
18,750	Best Buy Company, Inc.	502,687
27,750	Carnival Corporation	704,850
173,000	Comcast Corporation	2,726,480
49,600	Guess ?, Inc.	1,079,792
157,950	Interpublic Group of Companies, Inc.[a,b]	819,761
60,050	J.C. Penney Company, Inc.	1,436,396
133,850	Lowe’s Companies, Inc.[a]	2,904,545
119,700	Macy’s, Inc	1,471,113
117,200	McDonald’s Corporation	6,789,396
44,900	MGM MIRAGE[a,b]	739,054
36,400	NIKE, Inc.	2,097,732
61,400	Regal Entertainment Group	788,376
87,700	SPDR S&P Homebuilders ETF	1,236,570
60,300	WMS Industries, Inc.[b]	1,507,500
61,450	Yum! Brands, Inc.	1,782,665

	Total Consumer Discretionary	31,236,717

Consumer Staples (7.2%)
21,800	Avon Products, Inc.	541,294
67,500	Coca-Cola Company	2,974,050
122,950	CVS/Caremark Corporation	3,768,418
42,700	Dean Foods Company[b]	933,422
51,550	Kellogg Company	2,599,151
21,800	Lorillard, Inc.	1,435,748
78,150	Philip Morris International, Inc.	3,397,180
115,400	Wal-Mart Stores, Inc.	6,440,474

	Total Consumer Staples	22,089,737

Energy (10.9%)
39,250	Devon Energy Corporation	3,173,755
42,700	EOG Resources, Inc.	3,455,284
104,000	Halliburton Company	2,058,160
116,800	Holly Corporation	2,292,784
60,950	National Oilwell Varco, Inc.[b]	1,821,796
85,100	Occidental Petroleum Corporation	4,726,454
124,600	Petroleo Brasileiro SA ADR	3,350,494
64,078	Transocean, Inc.[a,b]	5,275,542
238,600	Weatherford International, Ltd.[b]	4,027,568
99,450	XTO Energy, Inc.	3,575,227

	Total Energy	33,757,064

Financials (9.4%)
10,600	ACE, Ltd.	608,016
116,150	Bank of America Corporation	2,807,345
57,500	Bank of New York Mellon Corporation	1,874,500
4,800	BlackRock, Inc.	630,432
50,200	Capital One Financial Corporation	1,963,824
214,650	Charles Schwab Corporation	4,104,108
31,250	IntercontinentalExchange, Inc.[b]	2,673,750
152,100	J.P. Morgan Chase & Company	6,274,125
43,288	Lazard, Ltd.	1,305,999
71,599	Marsh & McLennan Companies, Inc.	2,099,283
41,800	Nasdaq OMX Group, Inc.[a,b]	1,356,828
30,650	Raymond James Financial, Inc.[a]	713,839
32,800	Travelers Companies, Inc.	1,395,640
35,200	Wells Fargo & Company	1,198,560

	Total Financials	29,006,249

Health Care (17.0%)
77,750	Abbott Laboratories	4,287,912
36,746	Aetna, Inc.	913,873
18,250	Allergan, Inc.	723,977
42,550	Amgen, Inc.[b]	2,548,320
101,650	Baxter International, Inc.	6,148,809
48,900	Celgene Corporation[b]	3,142,314
55,800	Genentech, Inc.[b]	4,628,052
14,000	Genzyme Corporation[b]	1,020,320
241,800	Gilead Sciences, Inc.[b]	11,086,530
8,200	Intuitive Surgical, Inc.[b]	1,416,878
88,100	Medco Health Solutions, Inc.[b]	3,343,395
71,150	St. Jude Medical, Inc.[b]	2,705,835
39,350	Teva Pharmaceutical Industries, Ltd. ADR[a]	1,687,328
141,344	Thermo Fisher Scientific, Inc.[b]	5,738,566
15,950	Waters Corporation[b]	698,610
69,750	Wyeth	2,244,555

	Total Health Care	52,335,274

Industrials (11.3%)
85,800	ABB, Ltd. ADR	1,128,270
112,700	BE Aerospace, Inc.[b]	1,450,449
14,650	Burlington Northern Santa Fe Corporation	1,304,729
22,000	C.H. Robinson Worldwide, Inc.	1,139,160
59,400	Continental Airlines, Inc.[b]	1,123,848
47,450	Danaher Corporation	2,810,938
48,150	Deere & Company	1,856,664
300,437	Delta Air Lines, Inc.[b]	3,298,798
6,050	First Solar, Inc.[b]	869,385
21,800	Fluor Corporation[a]	870,474
52,250	Foster Wheeler, Ltd.[b]	1,431,650
42,900	General Dynamics Corporation	2,587,728
103,650	General Electric Company	2,022,212
88,500	McDermott International, Inc.[b]	1,516,005
16,850	Precision Castparts Corporation	1,092,048
41,800	Raytheon Company	2,136,398
67,950	Union Pacific Corporation	4,537,022
64,100	United Technologies Corporation	3,522,936

	Total Industrials	34,698,714

Information Technology (26.1%)
37,400	Accenture, Ltd.	1,236,070
275,000	ADC Telecommunications, Inc.[b]	1,743,500
56,050	Adobe Systems, Inc.[b]	1,493,172
57,550	Altera Corporation	998,492
67,900	Apple, Inc.[b]	7,305,361
114,050	Broadcom Corporation[b]	1,947,974
171,450	CIENA Corporation[a,b]	1,647,635
340,300	Cisco Systems, Inc.[b]	6,047,131
36,200	Electronic Arts, Inc.[b]	824,636
230,480	EMC Corporation[b]	2,715,054
30,000	Google, Inc.[b]	10,780,800
32,900	Hewlett-Packard Company	1,259,412
231,000	Intel Corporation	3,696,000
33,700	International Business Machines Corporation	3,133,089

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (98.3%)	Value
Information Technology (26.1%) - continued
42,750	LDK Solar Company, Ltd.[a,b]	$776,340
325,150	Marvell Technology Group, Ltd.[b]	2,263,044
31,550	MasterCard, Inc.[a]	4,663,721
71,865	MEMC Electronic Materials, Inc.[b]	1,320,879
400,350	Microsoft Corporation	8,939,815
17,668	Nice Systems, Ltd. ADR[a,b]	395,056
46,600	Nokia Oyj ADR	707,388
96,751	NVIDIA Corporation[b]	847,539
86,250	Omniture, Inc.[a,b]	991,875
178,895	Oracle Corporation[b]	3,271,990
193,550	QUALCOMM, Inc.	7,405,223
58,200	Research in Motion, Ltd.[b]	2,935,026
79,150	Symantec Corporation[b]	995,707

	Total Information Technology	80,341,929

Materials (5.1%)
61,500	Freeport-McMoRan Copper & Gold, Inc.	1,789,650
83,400	Monsanto Company	7,420,932
45,900	Owens-Illinois, Inc.[b]	1,050,192
33,400	Pactiv Corporation[b]	786,904
21,200	Potash Corporation of Saskatchewan, Inc.	1,807,512
31,100	Praxair, Inc.	2,026,165
62,800	Steel Dynamics, Inc.	748,576

	Total Materials	15,629,931

Telecommunications Services (1.2%)
89,550	Crown Castle International Corporation[b]	1,895,773
68,000	NII Holdings, Inc.[b]	1,751,680
	Total Telecommunications Services	3,647,453

	Total Common Stock (cost $391,265,274)	302,743,068

	Collateral Held for Securities Loaned (5.5%)[c]
17,017,857	Thrivent Financial Securities Lending Trust	17,017,857

	Total Collateral Held for Securities Loaned (cost $17,017,857)	17,017,857

	Short-Term Investments (0.8%)[c]
2,435,558	Thrivent Money Market Fund	2,435,558

	Total Short-Term Investments (at amortized cost)	2,435,558

	Total Investments (cost $410,718,689) 104.6%	$322,196,483

	Other Assets and Liabilities, Net (4.6%)	(14,097,135)

	Total Net Assets 100.0%	$308,099,348

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

b	Non-income producing security.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,110,588
Gross unrealized depreciation	(94,820,622)

Net unrealized appreciation (depreciation)	($90,710,034)
Cost for federal income tax purposes	$412,906,517

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of October 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$23,750,652	$150,917,926	$172,233,020	2,435,558	$2,435,558	$408,960
Thrivent Financial Securities Lending Trust	43,016,898	444,278,113	470,277,154	17,017,857	17,017,857	248,313
Total Value and Dividend Income	66,767,550				19,453,415	657,273

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (98.6%)	Value
Consumer Discretionary (10.0%)
184,600	BorgWarner, Inc.	$4,147,962
320,150	Comcast Corporation	5,045,564
110,200	General Motors Corporation[a]	636,956
215,800	Home Depot, Inc.	5,090,722
76,200	McDonald’s Corporation	4,414,266
108,100	Omnicom Group, Inc.	3,193,274
48,100	Sherwin-Williams Company	2,737,371
78,400	SPDR S&P Homebuilders ETF	1,105,440
118,000	Staples, Inc.	2,292,740
226,000	Time Warner, Inc.	2,280,340
120,500	Toll Brothers, Inc.[b]	2,785,960
152,600	Viacom, Inc.[b]	3,085,572
129,000	Walt Disney Company	3,341,100
119,300	Whirlpool Corporation[a]	5,565,345

	Total Consumer Discretionary	45,722,612

Consumer Staples (12.1%)
179,100	Altria Group, Inc.	3,436,929
64,400	Costco Wholesale Corporation	3,671,444
148,100	CVS/Caremark Corporation	4,539,265
135,200	General Mills, Inc.	9,158,448
75,300	Kimberly-Clark Corporation	4,615,137
210,100	Kraft Foods, Inc.	6,122,314
179,100	Philip Morris International, Inc.	7,785,477
83,000	Procter & Gamble Company	5,356,820
191,900	Wal-Mart Stores, Inc.	10,709,939

	Total Consumer Staples	55,395,773

Energy (13.1%)
53,750	Apache Corporation	4,425,238
139,714	Chevron Corporation	10,422,664
112,212	ConocoPhillips	5,837,268
49,600	Devon Energy Corporation	4,010,656
198,300	Exxon Mobil Corporation	14,697,996
121,200	Halliburton Company	2,398,548
479,000	Nabors Industries, Ltd.[b]	6,888,020
73,200	Occidental Petroleum Corporation	4,065,528
42,600	Royal Dutch Shell plc ADR	2,377,506
77,600	Total SA ADR	4,302,144
37,500	Valero Energy Corporation	771,750

	Total Energy	60,197,318

Financials (23.7%)
96,500	ACE, Ltd.	5,535,240
49,200	AFLAC, Inc.	2,178,576
64,100	Ameriprise Financial, Inc.	1,384,560
296,080	Bank of America Corporation	7,156,254
260,003	Bank of New York Mellon Corporation	8,476,098
144,100	Capital One Financial Corporation	5,637,192
86,700	Chubb Corporation	4,492,794
168,932	Citigroup, Inc.	2,305,922
17,300	Everest Re Group, Ltd.	1,292,310
55,100	Goldman Sachs Group, Inc.	5,096,750
21,680	Hartford Financial Services Group, Inc.	223,737
252,700	Hudson City Bancorp, Inc.	4,753,287
449,400	J.P. Morgan Chase & Company	18,537,750
165,600	Marshall & Ilsley Corporation[a]	2,985,768
57,100	Merrill Lynch & Company, Inc.	1,061,489
96,900	Morgan Stanley	1,692,843
38,300	Piper Jaffray Companies[b]	1,510,935
61,900	Principal Financial Group, Inc.	1,175,481
77,700	Raymond James Financial, Inc.[a]	1,809,633
25,000	S&P 500 Large Index Depository Receipts	2,423,500
355,000	Synovus Financial Corporation[a]	3,667,150
140,700	Travelers Companies, Inc.	5,986,785
116,700	U.S. Bancorp	3,478,827
511,514	Wachovia Corporation	3,278,805
299,800	Washington Federal, Inc.	5,282,476
215,800	Wells Fargo & Company	7,347,990

	Total Financials	108,772,152

Health Care (10.4%)
165,400	Abbott Laboratories	9,121,810
40,800	Aetna, Inc.	1,014,696
86,700	Baxter International, Inc.	5,244,483
39,500	iShares Nasdaq Biotechnology Index Fund[a]	2,820,695
144,560	Johnson & Johnson	8,867,310
105,700	McKesson Corporation	3,888,703
76,000	Merck & Company, Inc.	2,352,200
334,700	Pfizer, Inc.	5,927,537
141,300	Sanofi-Aventis ADR	4,467,906
42,300	WellPoint, Inc.[b]	1,644,201
77,300	Wyeth	2,487,514

	Total Health Care	47,837,055

Industrials (9.2%)
109,000	AMR Corporation[b]	1,112,890
39,300	Caterpillar, Inc.	1,500,081
68,300	Eaton Corporation	3,046,180
101,200	Emerson Electric Company	3,312,276
33,600	FedEx Corporation	2,196,432
440,500	General Electric Company	8,594,155
115,500	Honeywell International, Inc.	3,516,975
63,600	Lockheed Martin Corporation	5,409,180
210,550	Republic Services, Inc.	4,990,035
127,550	Tyco International, Ltd.	3,224,464
95,200	United Technologies Corporation	5,232,192

	Total Industrials	42,134,860

Information Technology (10.1%)
132,100	Accenture, Ltd.	4,365,905
95,400	Amdocs, Ltd.[b]	2,152,224
163,400	Automatic Data Processing, Inc.	5,710,830
117,800	Corning, Inc.	1,275,774
35,600	F5 Networks, Inc.[b]	883,592
65,400	Hewlett-Packard Company	2,503,512
138,400	Intel Corporation	2,214,400
140,350	International Business Machines Corporation	13,048,339
86,550	Nokia Oyj ADR[a]	1,313,829
273,400	Oracle Corporation[b]	5,000,486
115,149	Sybase, Inc.[b]	3,066,418
343,700	Teradyne, Inc.[b]	1,752,870
163,800	Texas Instruments, Inc.	3,203,928

	Total Information Technology	46,492,107

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (98.6%)	Value
Materials (4.1%)
113,850	Alcoa, Inc.	$1,310,414
42,600	BHP Billiton, Ltd.[a]	1,656,288
138,700	E.I. du Pont de Nemours and Company	4,438,400
231,700	MeadWestvaco Corporation	3,250,751
56,200	Praxair, Inc.	3,661,430
147,200	Rockwood Holdings, Inc.[b]	1,817,920
69,100	Weyerhaeuser Company	2,641,002

	Total Materials	18,776,205

Telecommunications Services (4.1%)
409,898	AT&T, Inc.	10,972,969
179,600	TW Telecom, Inc.[b]	1,271,568
225,464	Verizon Communications, Inc.	6,689,517

	Total Telecommunications Services	18,934,054

Utilities (1.8%)
49,400	Entergy Corporation	3,855,670
88,200	FirstEnergy Corporation	4,600,512

	Total Utilities	8,456,182

	Total Common Stock (cost $533,722,529)	452,718,318

	Collateral Held for Securities Loaned (2.9%)[c]
13,448,200	Thrivent Financial Securities Lending Trust	13,448,200

	Total Collateral Held for Securities Loaned (cost $13,448,200)	13,448,200

	Short-Term Investments (0.7%)[c]
2,912,238	Thrivent Money Market Fund	2,912,238

	Total Short-Term Investments (at amortized cost)	2,912,238

	Total Investments (cost $550,082,967) 102.2%	$469,078,756

	Other Assets and Liabilities, Net (2.2%)	(10,030,177)

	Total Net Assets 100.0%	$459,048,579

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

b	Non-income producing security.

c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$35,537,913
Gross unrealized depreciation	(118,104,110)

Net unrealized appreciation (depreciation)	($82,566,197)
Cost for federal income tax purposes	$551,644,953

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of October 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$27,288,103	$124,517,085	$148,892,950	2,912,238	$2,912,238	$384,203
Thrivent Financial Securities Lending Trust	75,833,378	647,962,517	710,347,695	13,448,200	13,448,200	468,863
Total Value and Dividend Income	103,121,481				16,360,438	853,066

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (97.7%)	Value
Consumer Discretionary (8.9%)
201,550	Amazon.com, Inc.[a,b]	$11,536,722
343,000	BorgWarner, Inc.	7,707,210
1,216,251	Comcast Corporation	19,168,116
315,000	General Motors Corporation[a]	1,820,700
200,000	Goodyear Tire & Rubber Company[b]	1,784,000
798,000	Home Depot, Inc.	18,824,820
391,100	Lowe’s Companies, Inc.	8,486,870
561,500	Macy’s, Inc[a]	6,900,835
643,100	McDonald’s Corporation	37,254,783
98,667	Nordstrom, Inc.[a]	1,784,886
205,900	Omnicom Group, Inc.	6,082,286
141,600	Pulte Homes, Inc.[a]	1,577,424
90,600	Sherwin-Williams Company	5,156,046
145,700	SPDR S&P Homebuilders ETF	2,054,370
222,100	Staples, Inc.	4,315,403
310,389	Time Warner, Inc.	3,131,825
227,100	Toll Brothers, Inc.[b]	5,250,552
287,300	Viacom, Inc.[b]	5,809,206
220,400	Whirlpool Corporation[a]	10,281,660
170,700	WMS Industries, Inc.[b]	4,267,500

	Total Consumer Discretionary	163,195,214

Consumer Staples (10.1%)
796,039	Altria Group, Inc.	15,275,988
119,300	Costco Wholesale Corporation	6,801,293
282,300	CVS/Caremark Corporation	8,652,495
253,102	General Mills, Inc.	17,145,129
237,700	Kellogg Company	11,984,834
141,800	Kimberly-Clark Corporation	8,690,922
499,404	Kraft Foods, Inc.	14,552,633
91,100	Lorillard, Inc.	5,999,846
667,527	Philip Morris International, Inc.	29,017,399
338,300	Procter & Gamble Company	21,833,882
136,300	Sara Lee Corporation	1,523,834
772,350	Wal-Mart Stores, Inc.	43,104,854

	Total Consumer Staples	184,583,109

Energy (13.5%)
154,816	Apache Corporation	12,746,001
560,571	ConocoPhillips	29,160,903
235,950	Devon Energy Corporation	19,078,917
995,244	Exxon Mobil Corporation	73,767,485
231,100	Halliburton Company	4,573,469
435,346	Holly Corporation	8,545,842
887,900	Nabors Industries, Ltd.[a,b]	12,768,002
367,700	Occidental Petroleum Corporation	20,422,058
474,450	Petroleo Brasileiro SA ADR	12,757,961
79,900	Royal Dutch Shell plc ADR	4,459,219
147,592	Total SA ADR[a]	8,182,500
180,993	Transocean, Inc.[a,b]	14,901,154
69,600	Valero Energy Corporation	1,432,368
867,700	Weatherford International, Ltd.[b]	14,646,776
288,900	XTO Energy, Inc.	10,385,955

	Total Energy	247,828,610

Financials (17.5%)
183,700	ACE, Ltd.	10,537,032
93,700	AFLAC, Inc.	4,149,036
25,000	Allstate Corporation	659,750
85,854	American Express Company	2,360,985
261,470	Ameriprise Financial, Inc.	5,647,752
1,433,651	Bank of America Corporation	34,651,345
761,434	Bank of New York Mellon Corporation	24,822,748
445,800	Capital One Financial Corporation[a]	17,439,696
263,910	Chubb Corporation	13,675,816
402,177	Citigroup, Inc.	5,489,716
103,900	Goldman Sachs Group, Inc.	9,610,750
483,200	Hudson City Bancorp, Inc.	9,088,992
96,700	IntercontinentalExchange, Inc.[b]	8,273,652
1,518,004	J.P. Morgan Chase & Company	62,617,665
309,000	KeyCorp	3,779,070
161,283	Loews Corporation	5,356,208
264,400	Marsh & McLennan Companies, Inc.	7,752,208
537,500	Marshall & Ilsley Corporation[a]	9,691,125
109,408	Merrill Lynch & Company, Inc.	2,033,895
229,200	Morgan Stanley	4,004,124
147,500	Nasdaq OMX Group, Inc.[b]	4,787,850
74,900	Piper Jaffray Companies[b]	2,954,805
117,873	Principal Financial Group, Inc.	2,238,408
133,481	Prudential Financial, Inc.	4,004,430
146,300	Raymond James Financial, Inc.[a]	3,407,327
33,663	Reinsurance Group of America, Inc.[b]	1,246,878
840,800	Synovus Financial Corporation[a]	8,685,464
412,961	Travelers Companies, Inc.	17,571,491
960,101	Wachovia Corporation	6,154,247
557,900	Washington Federal, Inc.	9,830,198
568,355	Wells Fargo & Company	19,352,488

	Total Financials	321,875,151

Health Care (13.8%)
805,168	Abbott Laboratories	44,405,015
108,539	Aetna, Inc.	2,699,365
377,843	Baxter International, Inc.	22,855,723
984,986	Gilead Sciences, Inc.[b]	45,161,608
73,800	iShares Nasdaq Biotechnology Index Fund[a]	5,270,058
775,514	Johnson & Johnson	47,570,029
406,717	McKesson Corporation	14,963,118
305,950	Medco Health Solutions, Inc.[b]	11,610,802
588,736	Pfizer, Inc.	10,426,515
269,067	Sanofi-Aventis ADR	8,507,899
281,700	St. Jude Medical, Inc.[b]	10,713,051
648,524	Thermo Fisher Scientific, Inc.[b]	26,330,074
86,833	WellPoint, Inc.[b]	3,375,199

	Total Health Care	253,888,456

Industrials (9.4%)
201,600	AMR Corporation[b]	2,058,336
121,752	Caterpillar, Inc.	4,647,274
137,806	Danaher Corporation[a]	8,163,627
220,350	Deere & Company	8,496,696
1,022,312	Delta Air Lines, Inc.[b]	11,224,986
130,100	Eaton Corporation[c]	5,802,460
64,500	FedEx Corporation	4,216,365
24,500	First Solar, Inc.[b]	3,520,650
255,100	Foster Wheeler, Ltd.[b]	6,989,740
1,845,328	General Electric Company	36,002,349
385,014	Honeywell International, Inc.	11,723,676

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (97.7%)	Value
Industrials (9.4%) - continued
120,329	Lockheed Martin Corporation	$10,233,982
404,000	Republic Services, Inc.	9,574,800
237,600	Tyco International, Ltd.	6,006,528
259,896	Union Pacific Corporation	17,353,256
489,226	United Technologies Corporation	26,887,861

	Total Industrials	172,902,586

Information Technology (16.8%)
506,550	Accenture, Ltd.	16,741,478
133,150	Adobe Systems, Inc.[b]	3,547,116
183,500	Amdocs, Ltd.[b]	4,139,760
172,328	Apple, Inc.[b]	18,540,770
304,100	Automatic Data Processing, Inc.	10,628,295
313,100	Broadcom Corporation[b]	5,347,748
488,000	CIENA Corporation[a,b]	4,689,680
811,055	Cisco Systems, Inc.[b]	14,412,447
336,000	Corning, Inc.	3,638,880
64,800	Electronic Arts, Inc.[b]	1,476,144
704,850	EMC Corporation[b]	8,303,133
66,900	F5 Networks, Inc.[b]	1,660,458
76,892	Google, Inc.[b]	27,631,909
121,083	Hewlett-Packard Company	4,635,057
1,078,307	Intel Corporation	17,252,912
570,130	International Business Machines Corporation	53,004,986
885,850	Marvell Technology Group, Ltd.[b]	6,165,516
82,700	MasterCard, Inc.[a]	12,224,714
1,111,800	Microsoft Corporation	24,826,494
110,850	Nokia Oyj ADR	1,682,703
232,036	NVIDIA Corporation[b]	2,032,635
1,024,554	Oracle Corporation[b]	18,739,093
510,363	QUALCOMM, Inc.	19,526,488
156,800	Research in Motion, Ltd.[b]	7,907,424
229,246	Sybase, Inc.[b]	6,104,821
340,833	Symantec Corporation[b]	4,287,679
648,600	Teradyne, Inc.[b]	3,307,860
312,300	Texas Instruments, Inc.	6,108,588

	Total Information Technology	308,564,788

Materials (3.7%)
357,622	Alcoa, Inc.	4,116,229
81,600	BHP Billiton, Ltd.[a]	3,172,608
256,751	E.I. du Pont de Nemours and Company	8,216,032
175,189	Freeport-McMoRan Copper & Gold, Inc.[a]	5,098,000
421,074	MeadWestvaco Corporation	5,907,668
221,800	Monsanto Company	19,735,764
71,550	Potash Corporation of Saskatchewan, Inc.	6,100,353
107,642	Praxair, Inc.	7,012,877
280,000	Rockwood Holdings, Inc.[b]	3,458,000
127,900	Weyerhaeuser Company	4,888,338

	Total Materials	67,705,869

Telecommunications Services (1.7%)
446,900	AT&T, Inc.[c]	11,963,513
333,100	Crown Castle International Corporation[b]	7,051,727
269,312	NII Holdings, Inc.[b]	6,937,477
701,746	TW Telecom, Inc.[b]	4,968,362

	Total Telecommunications Services	30,921,079

Utilities (2.3%)
144,800	DTE Energy Company	5,111,440
1,099,355	Southern Company	37,751,851
	Total Utilities	42,863,291
	Total Common Stock (cost $1,961,253,344)	1,794,328,153

Shares	Collateral Held for Securities Loaned (4.0%)[d]
73,426,536	Thrivent Financial Securities Lending Trust	73,426,536

	Total Collateral Held for Securities Loaned (cost $73,426,536)	73,426,536

Shares or Principal Amount	Short-Term Investments (1.8%)[d]
	Deutsche Financial Bank, LLC
18,555,000	0.130%, 11/3/2008	18,554,866
	Federal National Mortgage Association Discount Notes
2,100,000	2.100%, 12/10/2008[e]	2,095,279
11,944,723	Thrivent Money Market Fund	11,944,723

	Total Short-Term Investments (at amortized cost)	32,594,868

	Total Investments (cost $2,067,274,748) 103.5%	$1,900,349,557

	Other Assets and Liabilities, Net (3.5%)	(64,386,946)

	Total Net Assets 100.0%	$1,835,962,611

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

b	Non-income producing security.

c	At October 31, 2008, $17,765,973 of investments were earmarked to cover open financial futures contracts.

d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

e	At October 31, 2008, $2,095,279 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of October 31, 2008

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$209,706,134
Gross unrealized depreciation	(401,375,837)

Net unrealized appreciation (depreciation)	($191,669,703)
Cost for federal income tax purposes	$2,092,019,260

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	19	December 2008	$4,573,470	$4,594,675	$21,205
Total Futures					$21,205

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$4,615,730	$335,856,914	$328,527,921	11,944,723	$11,944,723	$529,362
Thrivent Financial Securities Lending Trust	417,436,171	2,923,342,075	3,267,351,710	73,426,536	73,426,536	2,279,039
Total Value and Dividend Income	422,051,901				85,371,259	2,808,401

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Large Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (99.8%)	Value
Consumer Discretionary (8.2%)
500	Abercrombie & Fitch Company	$14,480
1,900	Amazon.com, Inc.[a]	108,756
600	Apollo Group, Inc.[a]	41,706
600	AutoNation, Inc.[a]	4,122
300	AutoZone, Inc.[a,b]	38,187
1,600	Bed Bath & Beyond, Inc.[a]	41,232
2,075	Best Buy Company, Inc.	55,631
500	Big Lots, Inc.[a]	12,215
400	Black & Decker Corporation	20,248
2,600	Carnival Corporation	66,040
4,050	CBS Corporation	39,326
700	Centex Corporation	8,575
2,000	Coach, Inc.[a]	41,200
17,530	Comcast Corporation	276,273
1,700	D.R. Horton, Inc.	12,546
800	Darden Restaurants, Inc.	17,736
3,500	DIRECTV Group, Inc.[a,b]	76,615
1,700	Eastman Kodak Company	15,606
1,300	Expedia, Inc.[a]	12,363
800	Family Dollar Stores, Inc.	21,528
13,656	Ford Motor Company[a,b]	29,907
900	Fortune Brands, Inc.	34,326
1,000	GameStop Corporation[a]	27,390
1,400	Gannett Company, Inc.	15,400
2,800	Gap, Inc.	36,232
3,400	General Motors Corporation[b]	19,652
1,000	Genuine Parts Company	39,350
1,500	Goodyear Tire & Rubber Company[a]	13,380
2,000	H&R Block, Inc.	39,440
1,400	Harley-Davidson, Inc.	34,272
400	Harman International Industries, Inc.	7,348
800	Hasbro, Inc.	23,256
10,200	Home Depot, Inc.	240,618
1,900	International Game Technology	26,600
2,831	Interpublic Group of Companies, Inc.[a,b]	14,693
1,300	J.C. Penney Company, Inc.	31,096
3,600	Johnson Controls, Inc.	63,828
500	Jones Apparel Group, Inc.	5,555
500	KB Home[b]	8,345
1,800	Kohl’s Corporation[a,b]	63,234
1,000	Leggett & Platt, Inc.	17,360
900	Lennar Corporation	6,966
1,700	Limited Brands, Inc.	20,366
600	Liz Claiborne, Inc.	4,890
8,800	Lowe’s Companies, Inc.[b]	190,960
2,556	Macy’s, Inc	31,413
1,800	Marriott International, Inc.	37,566
2,200	Mattel, Inc.	33,044
6,800	McDonald’s Corporation	393,924
1,900	McGraw-Hill Companies, Inc.	50,996
200	Meredith Corporation	3,874
700	New York Times Company[b]	7,000
1,700	Newell Rubbermaid, Inc.	23,375
13,800	News Corporation	146,832
2,400	NIKE, Inc.	138,312
1,000	Nordstrom, Inc.[b]	18,090
1,700	Office Depot, Inc.[a]	6,120
1,900	Omnicom Group, Inc.	56,126
300	Polo Ralph Lauren Corporation	14,151
1,300	Pulte Homes, Inc.	14,482
800	RadioShack Corporation	10,128
500	Scripps Networks Interactive	14,200
372	Sears Holdings Corporation[a]	21,479
600	Sherwin-Williams Company	34,146
300	Snap-On, Inc.	11,085
500	Stanley Works	16,370
4,250	Staples, Inc.	82,577
4,400	Starbucks Corporation[a]	57,772
1,100	Starwood Hotels & Resorts Worldwide, Inc.	24,794
4,500	Target Corporation	180,540
750	Tiffany & Company	20,588
21,550	Time Warner, Inc.	217,439
2,500	TJX Companies, Inc.	66,900
500	VF Corporation	27,550
3,750	Viacom, Inc.[a]	75,825
11,300	Walt Disney Company	292,670
50	Washington Post Company	21,340
483	Whirlpool Corporation	22,532
1,100	Wyndham Worldwide Corporation	9,009
2,800	Yum! Brands, Inc.	81,228

	Total Consumer Discretionary	4,202,326

Consumer Staples (12.8%)
12,400	Altria Group, Inc.[c]	237,956
4,300	Anheuser-Busch Companies, Inc.	266,729
3,896	Archer-Daniels-Midland Company	80,764
2,600	Avon Products, Inc.	64,558
625	Brown-Forman Corporation	28,375
1,300	Campbell Soup Company	49,335
800	Clorox Company	48,648
12,000	Coca-Cola Company	528,720
1,900	Coca-Cola Enterprises, Inc.	19,095
3,000	Colgate-Palmolive Company	188,280
2,700	ConAgra Foods, Inc.	47,034
1,200	Constellation Brands, Inc.[a]	15,048
2,600	Costco Wholesale Corporation	148,226
8,610	CVS/Caremark Corporation	263,897
900	Dean Foods Company[a]	19,674
1,600	Dr. Pepper Snapple Group, Inc.[a]	36,640
700	Estee Lauder Companies, Inc.	25,228
2,000	General Mills, Inc.	135,480
1,900	H.J. Heinz Company	83,258
1,000	Hershey Company	37,240
1,500	Kellogg Company	75,630
2,500	Kimberly-Clark Corporation	153,225
9,180	Kraft Foods, Inc.	267,505
3,900	Kroger Company	107,094
1,000	Lorillard, Inc.	65,860
800	McCormick & Company, Inc.	26,928
900	Molson Coors Brewing Company	33,624
800	Pepsi Bottling Group, Inc.	18,496
9,390	PepsiCo, Inc.	535,324
12,400	Philip Morris International, Inc.	539,028
18,310	Procter & Gamble Company	1,181,727
1,000	Reynolds American, Inc.	48,960
2,600	Safeway, Inc.	55,302
4,300	Sara Lee Corporation	48,074
1,309	SUPERVALU, Inc.	18,640

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (99.8%)	Value
Consumer Staples (12.8%) - continued
3,600	SYSCO Corporation	$94,320
1,800	Tyson Foods, Inc.	15,732
900	UST, Inc.	60,831
6,000	Walgreen Company	152,760
13,500	Wal-Mart Stores, Inc.	753,435
800	Whole Foods Market, Inc.[b]	8,576

	Total Consumer Staples	6,585,256

Energy (13.1%)
2,790	Anadarko Petroleum Corporation	98,487
2,022	Apache Corporation	166,471
1,900	Baker Hughes, Inc.	66,405
1,800	BJ Services Company	23,130
600	Cabot Oil & Gas Corporation	16,842
1,300	Cameron International Corporation[a]	31,538
3,100	Chesapeake Energy Corporation	68,107
12,403	Chevron Corporation	925,264
9,188	ConocoPhillips	477,960
1,100	CONSOL Energy, Inc.	34,529
2,700	Devon Energy Corporation	218,322
4,192	El Paso Corporation	40,662
900	ENSCO International, Inc.	34,209
1,500	EOG Resources, Inc.	121,380
31,300	Exxon Mobil Corporation	2,319,956
5,300	Halliburton Company	104,887
1,700	Hess Corporation	102,357
4,230	Marathon Oil Corporation	123,093
500	Massey Energy Company	11,545
1,100	Murphy Oil Corporation	55,704
1,700	Nabors Industries, Ltd.[a]	24,446
2,500	National Oilwell Varco, Inc.[a]	74,725
1,600	Noble Corporation	51,536
1,000	Noble Energy, Inc.	51,820
4,900	Occidental Petroleum Corporation	272,146
1,600	Peabody Energy Corporation	55,216
700	Pioneer Natural Resources Company	19,481
900	Range Resources Corporation	37,998
700	Rowan Companies, Inc.	12,698
7,200	Schlumberger, Ltd.	371,880
1,300	Smith International, Inc.	44,824
2,100	Southwestern Energy Company[a]	74,802
3,670	Spectra Energy Corporation	70,941
700	Sunoco, Inc.[b]	21,350
800	Tesoro Petroleum Corporation	7,736
1,968	Transocean, Inc.[a]	162,025
3,100	Valero Energy Corporation	63,798
4,100	Weatherford International, Ltd.[a]	69,208
3,500	Williams Companies, Inc.	73,395
3,350	XTO Energy, Inc.	120,433

	Total Energy	6,721,306

Financials (14.9%)
2,900	AFLAC, Inc.[c]	128,412
3,300	Allstate Corporation[c]	87,087
1,200	American Capital, Ltd.[b]	16,860
7,000	American Express Company[c]	192,500
16,144	American International Group, Inc.	30,835
1,300	Ameriprise Financial, Inc.	28,080
1,700	Aon Corporation	71,910
479	Apartment Investment & Management Company	7,008
700	Assurant, Inc.	17,836
500	Avalonbay Communities, Inc.	35,510
30,176	Bank of America Corporation	729,354
6,905	Bank of New York Mellon Corporation	225,103
3,300	BB&T Corporation	118,305
700	Boston Properties, Inc.	49,616
2,218	Capital One Financial Corporation	86,768
1,000	CB Richard Ellis Group, Inc.[a]	7,010
5,600	Charles Schwab Corporation	107,072
2,200	Chubb Corporation	114,004
1,007	Cincinnati Financial Corporation	26,172
1,700	CIT Group, Inc.	7,038
32,806	Citigroup, Inc.	447,802
390	CME Group, Inc.	110,038
900	Comerica, Inc.	24,831
700	Developers Diversified Realty Corporation	9,219
2,900	Discover Financial Services	35,525
3,200	E*TRADE Financial Corporation[a,b]	5,824
1,600	Equity Residential REIT	55,888
500	Federated Investors, Inc.	12,100
3,522	Fifth Third Bancorp	38,214
1,236	First Horizon National Corporation	14,721
900	Franklin Resources, Inc.	61,200
1,400	General Growth Properties, Inc.	5,796
2,600	Genworth Financial, Inc.	12,584
2,700	Goldman Sachs Group, Inc.	249,750
1,800	Hartford Financial Services Group, Inc.	18,576
1,500	Health Care Property Investors, Inc.	44,895
3,100	Host Marriott Corporation	32,054
3,100	Hudson City Bancorp, Inc.	58,311
2,210	Huntington Bancshares, Inc.	20,884
500	IntercontinentalExchange, Inc.[a]	42,780
2,300	Invesco, Ltd.	34,293
22,332	J.P. Morgan Chase & Company	921,195
1,000	Janus Capital Group, Inc.	11,740
3,000	KeyCorp	36,690
1,400	Kimco Realty Corporation	31,612
900	Legg Mason, Inc.	19,971
1,100	Leucadia National Corporation	29,524
1,543	Lincoln National Corporation	26,601
2,200	Loews Corporation	73,062
500	M&T Bank Corporation	40,550
3,100	Marsh & McLennan Companies, Inc.	90,892
1,600	Marshall & Ilsley Corporation	28,848
1,200	MBIA, Inc.	11,796
9,200	Merrill Lynch & Company, Inc.	171,028
4,664	MetLife, Inc.	154,938
1,200	Moody’s Corporation[b]	30,720
6,700	Morgan Stanley	117,049
700	Nasdaq OMX Group, Inc.[a]	22,722
13,000	National City Corporation	35,100
1,300	Northern Trust Corporation	73,203
1,600	NYSE Euronext	48,288
1,000	Plum Creek Timber Company, Inc.	37,280
The accompanying Notes to the Financial Statements are an integral part of this schedule.

Large Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (99.8%)	Value
Financials (14.9%) - continued
2,100	PNC Financial Services Group, Inc.	$140,007
1,600	Principal Financial Group, Inc.	30,384
4,100	Progressive Corporation	58,507
1,600	ProLogis Trust	22,400
2,600	Prudential Financial, Inc.	78,000
800	Public Storage, Inc.	65,200
4,214	Regions Financial Corporation	46,733
1,400	Simon Property Group, Inc.	93,842
2,800	SLM Corporation[a]	29,876
3,235	Sovereign Bancorp, Inc.[a]	9,382
2,600	State Street Corporation	112,710
2,100	SunTrust Banks, Inc.	84,294
1,600	T. Rowe Price Group, Inc.	63,264
500	Torchmark Corporation	20,885
3,564	Travelers Companies, Inc.	151,648
10,518	U.S. Bancorp	313,542
2,100	UnumProvident Corporation	33,075
800	Vornado Realty Trust	56,440
13,032	Wachovia Corporation	83,535
19,900	Wells Fargo & Company	677,595
1,900	XL Capital, Ltd.[b]	18,430
700	Zions Bancorporation	26,677

	Total Financials	7,651,000

Health Care (13.8%)
9,300	Abbott Laboratories[c]	512,895
2,800	Aetna, Inc.	69,636
1,900	Allergan, Inc.	75,373
1,000	AmerisourceBergen Corporation	31,270
6,336	Amgen, Inc.[a]	379,463
1,000	Applied Biosystems, Inc.	30,830
700	Barr Pharmaceuticals, Inc.[a]	44,982
3,800	Baxter International, Inc.	229,862
1,500	Becton, Dickinson and Company	104,100
1,790	Biogen Idec, Inc.[a]	76,165
9,035	Boston Scientific Corporation[a]	81,586
11,900	Bristol-Myers Squibb Company	244,545
600	C.R. Bard, Inc.	52,950
2,200	Cardinal Health, Inc.	84,040
2,700	Celgene Corporation[a]	173,502
1,700	CIGNA Corporation	27,710
850	Coventry Health Care, Inc.[a]	11,212
3,059	Covidien, Ltd.	135,483
600	DaVita, Inc.[a]	34,050
6,000	Eli Lilly and Company	202,920
1,500	Express Scripts, Inc.[a]	90,915
1,800	Forest Laboratories, Inc.[a]	41,814
1,600	Genzyme Corporation[a]	116,608
5,500	Gilead Sciences, Inc.[a]	252,175
950	Hospira, Inc.[a]	26,429
1,000	Humana, Inc.[a]	29,590
1,100	IMS Health, Inc.	15,774
200	Intuitive Surgical, Inc.[a]	34,558
16,790	Johnson & Johnson	1,029,899
1,433	King Pharmaceuticals, Inc.[a]	12,596
700	Laboratory Corporation of America Holdings[a]	43,043
1,700	McKesson Corporation	62,543
3,050	Medco Health Solutions, Inc.[a]	115,747
6,800	Medtronic, Inc.	274,244
12,900	Merck & Company, Inc.	399,255
300	Millipore Corporation[a]	15,567
1,800	Mylan Laboratories, Inc.[a,b]	15,426
500	Patterson Companies, Inc.[a]	12,665
700	PerkinElmer, Inc.	12,558
40,540	Pfizer, Inc.	717,963
1,000	Quest Diagnostics, Inc.	46,800
9,800	Schering-Plough Corporation	142,002
2,100	St. Jude Medical, Inc.[a]	79,863
1,500	Stryker Corporation	80,190
2,500	Tenet Healthcare Corporation[a]	10,950
2,500	Thermo Fisher Scientific, Inc.[a]	101,500
7,300	UnitedHealth Group, Inc.	173,229
800	Varian Medical Systems, Inc.[a]	36,408
600	Waters Corporation[a]	26,280
600	Watson Pharmaceuticals, Inc.[a]	15,702
3,100	WellPoint, Inc.[a]	120,497
8,000	Wyeth	257,440
1,340	Zimmer Holdings, Inc.[a]	62,216

	Total Health Care	7,075,020

Industrials (11.1%)
4,200	3M Company	270,060
2,000	Allied Waste Industries, Inc.[a]	20,840
600	Avery Dennison Corporation	21,012
4,500	Boeing Company	235,215
1,700	Burlington Northern Santa Fe Corporation	151,402
1,000	C.H. Robinson Worldwide, Inc.	51,780
3,700	Caterpillar, Inc.	141,229
800	Cintas Corporation	18,960
1,000	Cooper Industries, Ltd.	30,950
2,500	CSX Corporation	114,300
1,200	Cummins, Inc.	31,020
1,500	Danaher Corporation[b]	88,860
2,600	Deere & Company	100,256
1,100	Dover Corporation	34,947
950	Eaton Corporation	42,370
4,700	Emerson Electric Company	153,831
800	Equifax, Inc.	20,864
1,300	Expeditors International of Washington, Inc.	42,445
800	Fastenal Company	32,208
1,900	FedEx Corporation	124,203
400	Flowserve Corporation	22,768
1,100	Fluor Corporation	43,923
2,400	General Dynamics Corporation	144,768
66,100	General Electric Company	1,289,611
800	Goodrich Corporation	29,248
4,500	Honeywell International, Inc.	137,025
2,400	Illinois Tool Works, Inc.	80,136
1,953	Ingersoll-Rand Company	36,033
1,100	ITT Corporation	48,950
700	Jacobs Engineering Group, Inc.[a]	25,501
700	L-3 Communications Holdings, Inc.	56,819
2,000	Lockheed Martin Corporation	170,100
800	Manitowoc Company, Inc.	7,872
2,200	Masco Corporation	22,330
700	Monster Worldwide, Inc.[a]	9,968
2,300	Norfolk Southern Corporation	137,862
2,034	Northrop Grumman Corporation	95,374
2,155	PACCAR, Inc.	63,012
700	Pall Corporation	18,487
1,050	Parker-Hannifin Corporation	40,708
1,200	Pitney Bowes, Inc.	29,736
800	Precision Castparts Corporation	51,848

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (99.8%)	Value
Industrials (11.1%) - continued
1,300	R.R. Donnelley & Sons Company	$21,541
2,500	Raytheon Company	127,775
900	Robert Half International, Inc.	16,983
900	Rockwell Automation, Inc.	24,903
1,000	Rockwell Collins, Inc.	37,230
300	Ryder System, Inc.	11,886
4,400	Southwest Airlines Company	51,832
600	Terex Corporation[a]	10,014
1,500	Textron, Inc.	26,550
2,859	Tyco International, Ltd.	72,276
3,100	Union Pacific Corporation	206,987
6,100	United Parcel Service, Inc.	321,958
5,800	United Technologies Corporation	318,768
400	W.W. Grainger, Inc.	31,428
3,000	Waste Management, Inc.	93,690

	Total Industrials	5,662,652

Information Technology (15.7%)
3,200	Adobe Systems, Inc.[a]	85,248
3,700	Advanced Micro Devices, Inc.[a,b]	12,950
600	Affiliated Computer Services, Inc.[a]	24,600
2,200	Agilent Technologies, Inc.[a]	48,818
1,000	Akamai Technologies, Inc.[a]	14,380
1,800	Altera Corporation	31,230
1,200	Amphenol Corporation	34,380
1,700	Analog Devices, Inc.	36,312
5,300	Apple, Inc.[a,c]	570,227
8,100	Applied Materials, Inc.	104,571
1,400	Autodesk, Inc.[a]	29,834
3,100	Automatic Data Processing, Inc.	108,345
1,100	BMC Software, Inc.[a]	28,402
2,700	Broadcom Corporation[a]	46,116
2,400	CA, Inc.	42,720
585	CIENA Corporation[a]	5,622
35,500	Cisco Systems, Inc.[a]	630,835
1,100	Citrix Systems, Inc.[a]	28,347
1,800	Cognizant Technology Solutions Corporation[a]	34,560
900	Computer Sciences Corporation[a]	27,144
1,500	Compuware Corporation[a]	9,570
700	Convergys Corporation[a]	5,383
9,500	Corning, Inc.	102,885
10,500	Dell, Inc.[a]	127,575
6,600	eBay, Inc.[a]	100,782
1,900	Electronic Arts, Inc.[a]	43,282
12,500	EMC Corporation[a]	147,250
1,100	Fidelity National Information Services, Inc.	16,599
950	Fiserv, Inc.[a]	31,692
1,400	Google, Inc.[a]	503,104
800	Harris Corporation	28,760
14,741	Hewlett-Packard Company	564,285
33,800	Intel Corporation	540,800
8,200	International Business Machines Corporation	762,354
1,900	Intuit, Inc.[a]	47,614
1,300	Jabil Circuit, Inc.	10,933
1,275	JDS Uniphase Corporation[a]	6,962
3,300	Juniper Networks, Inc.[a]	61,842
1,000	KLA-Tencor Corporation	23,250
500	Lexmark International, Inc.[a]	12,915
1,300	Linear Technology Corporation	29,484
3,900	LSI Corporation[a,b]	15,015
400	MasterCard, Inc.	59,128
1,400	MEMC Electronic Materials, Inc.[a]	25,732
1,100	Microchip Technology, Inc.[b]	27,093
4,600	Micron Technology, Inc.[a]	21,666
47,300	Microsoft Corporation	1,056,209
900	Molex, Inc.	12,969
13,600	Motorola, Inc.	73,032
1,200	National Semiconductor Corporation	15,804
2,000	NETAPP, Inc.[a]	27,060
2,100	Novell, Inc.[a]	9,786
600	Novellus Systems, Inc.[a]	9,480
3,350	NVIDIA Corporation[a]	29,346
23,591	Oracle Corporation[a]	431,479
1,900	Paychex, Inc.	54,226
800	QLogic Corporation[a]	9,616
9,900	QUALCOMM, Inc.	378,774
600	Salesforce.com, Inc.[a]	18,576
1,400	SanDisk Corporation[a]	12,446
4,500	Sun Microsystems, Inc.[a]	20,700
5,047	Symantec Corporation[a]	63,491
2,400	Tellabs, Inc.[a]	10,176
1,100	Teradata Corporation[a]	16,929
1,000	Teradyne, Inc.[a]	5,100
7,900	Texas Instruments, Inc.	154,524
1,200	Total System Services, Inc.	16,488
2,859	Tyco Electronics, Ltd.	55,579
2,200	Unisys Corporation[a]	3,344
1,200	VeriSign, Inc.[a]	25,440
4,403	Western Union Company	67,190
5,200	Xerox Corporation	41,704
1,700	Xilinx, Inc.	31,314
8,300	Yahoo!, Inc.[a]	106,406

	Total Information Technology	8,027,784

Materials (3.1%)
1,300	Air Products and Chemicals, Inc.	75,569
700	AK Steel Holding Corporation	9,744
4,900	Alcoa, Inc.	56,399
600	Allegheny Technologies, Inc.	15,924
300	Ashland, Inc.	6,777
600	Ball Corporation	20,520
600	Bemis Company, Inc.	14,904
300	CF Industries Holdings, Inc.	19,257
5,583	Dow Chemical Company	148,898
5,400	E.I. du Pont de Nemours and Company	172,800
500	Eastman Chemical Company	20,195
1,100	Ecolab, Inc.	40,986
2,338	Freeport-McMoRan Copper & Gold, Inc.	68,036
700	Hercules, Inc.	11,767
500	International Flavors & Fragrances, Inc.	15,940
2,600	International Paper Company	44,772
991	MeadWestvaco Corporation	13,904
3,268	Monsanto Company	290,787
2,700	Newmont Mining Corporation	71,118
1,900	Nucor Corporation	76,969
800	Pactiv Corporation[a]	18,848
1,000	PPG Industries, Inc.	49,580
1,900	Praxair, Inc.	123,785
700	Rohm and Haas Company	49,245

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Large Cap Index Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (99.8%)	Value
Materials (3.1%) - continued
1,000	Sealed Air Corporation	$16,920
800	Sigma-Aldrich Corporation	35,088
500	Titanium Metals Corporation[b]	4,655
700	United States Steel Corporation	25,816
700	Vulcan Materials Company[b]	37,996
1,300	Weyerhaeuser Company	49,686

	Total Materials	1,606,885

Telecommunications Services (3.3%)
2,400	American Tower Corporation[a]	77,544
35,468	AT&T, Inc.	949,478
600	CenturyTel, Inc.	15,066
843	Embarq Corporation	25,290
1,900	Frontier Communications Corporation	14,459
8,900	Qwest Communications International, Inc.[b]	25,454
17,168	Sprint Nextel Corporation[b]	53,736
17,100	Verizon Communications, Inc.	507,357
2,601	Windstream Corporation	19,534

	Total Telecommunications Services	1,687,918

Utilities (3.8%)
4,000	AES Corporation[a]	31,880
1,000	Allegheny Energy, Inc.	30,150
1,300	Ameren Corporation	42,185
2,400	American Electric Power Company, Inc.	78,312
2,100	CenterPoint Energy, Inc.	24,192
1,400	CMS Energy Corporation	14,350
1,600	Consolidated Edison, Inc.	69,312
1,100	Constellation Energy Group, Inc.	26,631
3,500	Dominion Resources, Inc.	126,980
1,000	DTE Energy Company	35,300
7,640	Duke Energy Corporation	125,143
3,083	Dynegy, Inc.[a]	11,222
2,000	Edison International, Inc.	71,180
1,200	Entergy Corporation	93,660
3,950	Exelon Corporation	214,248
1,800	FirstEnergy Corporation	93,888
2,500	FPL Group, Inc.	118,100
430	Integrys Energy Group, Inc.	20,468
300	Nicor, Inc.	13,863
1,637	NiSource, Inc.	21,216
1,200	Pepco Holdings, Inc.	24,780
2,200	PG&E Corporation	80,674
600	Pinnacle West Capital Corporation	18,990
2,300	PPL Corporation	75,486
1,527	Progress Energy, Inc.	60,118
3,100	Public Service Enterprise Group, Inc.	87,265
1,000	Questar Corporation	34,460
1,500	Sempra Energy	63,885
4,600	Southern Company	157,964
1,300	TECO Energy, Inc.	15,002
700	Wisconsin Energy Corporation	30,450
2,655	Xcel Energy, Inc.	46,250

	Total Utilities	1,957,604

	Total Common Stock (cost $54,114,478)	51,177,751

	Collateral Held for Securities Loaned (1.4%)[d]
705,338	Thrivent Financial Securities Lending Trust	705,338

	Total Collateral Held for Securities Loaned (cost $705,338)	705,338

Shares or Principal Amount	Short-Term Investments (0.4%)[d]
	Federal National Mortgage Association Discount Notes
200,000	2.400%, 12/10/2008[e]	199,483
1,036	Thrivent Money Market Fund	1,036

	Total Short-Term Investments (at amortized cost)	200,519

	Total Investments (cost $55,020,335) 101.6%	$52,083,608

	Other Assets and Liabilities, Net (1.6%)	(818,134)

	Total Net Assets 100.0%	$51,265,474

a	Non-income producing security.

b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

c	At October 31, 2008, $1,714,721 of investments were earmarked to cover open financial futures contracts.

d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

e	At October 31, 2008, $199,483 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$9,685,889
Gross unrealized depreciation	(13,541,198)

Net unrealized appreciation (depreciation)	($3,855,309)
Cost for federal income tax purposes	$55,938,917

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Fund

Schedule of Investments as of October 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	2	December 2008	$93,023	$96,730	$3,707
Total Futures					$3,707

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Index Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$2,178,690	$9,838,802	$12,016,456	1,036	$1,036	$28,625
Thrivent Financial Securities Lending Trust	4,630,568	20,311,387	24,236,617	705,338	705,338	19,596
Total Value and Dividend Income	6,809,258				706,374	48,221

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (66.8%)	Value
Consumer Discretionary (7.0%)
5,100	Advance Auto Parts, Inc.[a]	$159,120
9,000	Autoliv, Inc.[a]	192,240
15,900	Bed Bath & Beyond, Inc.[b,c]	409,743
2,600	Black & Decker Corporation[c]	131,612
16,200	BorgWarner, Inc.[d]	364,014
16,500	Carter’s, Inc.[a,b]	350,460
3,800	Centex Corporation	46,550
41,300	Chico’s FAS, Inc.[b,e]	140,420
11,300	Children’s Place Retail Stores, Inc.[a,b]	377,759
46,700	Coldwater Creek, Inc.[a,b]	167,653
92,100	Comcast Corporation[a,c]	1,451,496
8,200	D.R. Horton, Inc.	60,516
13,000	Dollar Tree, Inc.[b]	494,260
10,400	DreamWorks Animation SKG, Inc.[b]	292,240
2,651	Finish Line, Inc.	25,370
17,600	Fossil, Inc.[a,b]	319,440
7,700	Genesco, Inc.[b,e]	191,037
24,200	Goodyear Tire & Rubber Company[b]	215,864
13,500	Guess ?, Inc.	293,895
23,300	Harley-Davidson, Inc.	570,384
2,400	Harman International Industries, Inc.	44,088
2,100	Hasbro, Inc.	61,047
6,800	Home Depot, Inc.	160,412
40,500	Hot Topic, Inc.[b]	262,440
24,500	Kohl’s Corporation[b,e]	860,685
73,000	Leapfrog Enterprises, Inc.[b,e]	492,750
4,100	Lennar Corporation	31,734
29,000	McDonald’s Corporation	1,679,970
2,000	Mohawk Industries, Inc.[b,e]	96,760
5,300	Newell Rubbermaid, Inc.	72,875
69,700	Pier 1 Imports, Inc.[b,e]	96,186
6,100	Pulte Homes, Inc.	67,954
70,400	Regal Entertainment Group[e]	903,936
18,400	Ross Stores, Inc.[a]	601,496
8,000	Skechers USA, Inc.[b]	108,640
4,500	Target Corporation	180,540
12,200	TJX Companies, Inc.	326,472
17,400	Viacom, Inc.[b]	351,828
7,500	Warnaco Group, Inc.[b]	223,575
32,300	Yum! Brands, Inc.	937,023

	Total Consumer Discretionary	13,814,484

Consumer Staples (7.9%)
10,000	Alberto-Culver Company[a]	257,300
21,100	Altria Group, Inc.[a]	404,909
14,400	Avon Products, Inc.[a]	357,552
5,724	Cadbury plc[a]	211,674
27,100	Coca-Cola Company[a]	1,194,026
21,400	Constellation Brands, Inc.[a,b]	268,356
37,195	CVS/Caremark Corporation[c]	1,140,027
7,000	Diageo plc ADR	435,330
4,368	Dr. Pepper Snapple Group, Inc.[b]	100,027
18,300	Elizabeth Arden, Inc.[a,b]	316,407
14,250	Flowers Foods, Inc.	422,513
14,500	General Mills, Inc.	982,230
9,400	Hormel Foods Corporation	265,644
21,766	Kraft Foods, Inc.	634,261
27,100	Kroger Company	744,166
8,100	Lorillard, Inc.	$533,466
18,300	Pepsi Bottling Group, Inc.	423,096
24,800	PepsiCo, Inc.[a]	1,413,848
21,100	Philip Morris International, Inc.	917,217
32,912	Procter & Gamble Company[a]	2,124,140
14,997	Reckitt Benckiser Group plc	634,339
11,300	Smithfield Foods, Inc.[b,e]	118,876
27,500	Wal-Mart Stores, Inc.	1,534,775

	Total Consumer Staples	15,434,179

Energy (7.7%)
21,500	Devon Energy Corporation	1,738,490
32,300	Dril-Quip, Inc.[b]	797,810
32,586	Exxon Mobil Corporation[c]	2,415,274
55,400	Halliburton Company	1,096,366
38,600	Noble Corporation	1,243,306
25,400	Occidental Petroleum Corporation[a]	1,410,716
1,560	Patriot Coal Corporation[b]	24,695
7,500	Peabody Energy Corporation	258,825
79,600	Petrohawk Energy Corporation[a,b]	1,508,420
39,100	Petroleo Brasileiro SA ADR	1,051,399
19,500	Petroleum Development Corporation[b,c]	403,845
45,151	Sunoco, Inc.[e]	1,377,106
22,300	Total SA ADR	1,236,312
37,800	Willbros Group, Inc.[b,e]	585,522

	Total Energy	15,148,086

Financials (10.1%)
6,600	Affiliated Managers Group, Inc.[b,d]	306,108
18,300	AFLAC, Inc.[c]	810,324
12,800	Allstate Corporation[c]	337,792
2,200	AMB Property Corporation[a]	52,866
22,800	American Express Company[c]	627,000
34,362	American International Group, Inc.[c]	65,631
7,900	Ameriprise Financial, Inc.[c]	170,640
2,601	Apartment Investment & Management Company[e]	38,052
13,000	Axis Capital Holdings, Ltd.	370,240
30,500	Bank of America Corporation[a,c]	737,185
16,300	Bank of New York Mellon Corporation[c]	531,380
2,363	CapitalSource, Inc.	17,486
13,700	Chubb Corporation[a]	709,934
18,800	Citigroup, Inc.[a,c]	256,620
2,371	CME Group, Inc.[a,c]	668,978
8,575	Commerce Bancshares, Inc.	405,426
7,700	Cullen/Frost Bankers, Inc.[d]	430,969
1,800	Developers Diversified Realty Corporation	23,706
17,200	East West Bancorp, Inc.[d,e]	298,420
11,800	Endurance Specialty Holdings, Ltd.	356,832
300	Entertainment Properties Trust	11,235
3,700	Equity Residential REIT	129,241
1,300	Essex Property Trust, Inc.	126,490
20,500	First Commonwealth Financial Corporation	226,730
7,300	Franklin Resources, Inc.	496,400
7,200	Goldman Sachs Group, Inc.	666,000
677	Gramercy Capital Corporation	1,801

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (66.8%)	Value
Financials (10.1%) - continued
4,100	Hartford Financial Services Group, Inc.	$42,312
13,200	HCC Insurance Holdings, Inc.	291,192
3,300	Hospitality Properties Trust	33,495
19,000	Hudson City Bancorp, Inc.	357,390
63,700	J.P. Morgan Chase & Company	2,627,625
400	Kilroy Realty Corporation	12,860
2,300	Mack-Cali Realty Corporation	52,256
14,400	Marshall & Ilsley Corporation[e]	259,632
15,000	Merrill Lynch & Company, Inc.	278,850
35,000	MGIC Investment Corporation[e]	135,800
18,100	Morgan Stanley	316,207
33,300	NewAlliance Bancshares, Inc.	459,540
9,300	Northern Trust Corporation	523,683
100	Parkway Properties, Inc.	1,725
27,900	People’s United Financial, Inc.	488,250
2,400	Plum Creek Timber Company, Inc.	89,472
63,600	PMI Group, Inc.[e]	158,364
6,400	Portfolio Recovery Associates, Inc.[b,e]	229,632
2,700	ProLogis Trust	37,800
7,500	Prudential Financial, Inc.	225,000
2,940	Public Storage, Inc.	239,610
2,400	Rayonier, Inc. REIT	79,392
16,000	Signature Bank[b]	521,280
3,000	Simon Property Group, Inc.[e]	201,090
39,100	South Financial Group, Inc.[e]	227,171
100	Sovran Self Storage, Inc.	3,245
4,900	SVB Financial Group[b]	252,105
9,100	Syncora Holdings, Ltd.[b,e]	9,852
20,400	U.S. Bancorp[a]	608,124
3,800	UDR, Inc.	75,088
4,800	UMB Financial Corporation	217,584
2,300	Weingarten Realty Investors	47,035
34,300	Wells Fargo & Company	1,167,915
20,000	Zions Bancorporation[e]	762,200

	Total Financials	19,906,262

Health Care (9.9%)
9,600	Aetna, Inc.[c]	238,752
21,100	Alpharma, Inc.[b,e]	660,641
533	Amedisys, Inc.[b]	30,067
3,400	AmerisourceBergen Corporation	106,318
17,300	ArthroCare Corporation[b,e]	359,494
18,700	Beckman Coulter, Inc.[c]	933,504
37,300	BioMarin Pharmaceutical, Inc.[b,c]	683,336
14,500	C.R. Bard, Inc.[c]	1,279,625
5,900	Cardinal Health, Inc.[a]	225,380
13,400	Cephalon, Inc.[b,c,e]	961,048
7,100	CIGNA Corporation	115,730
1,400	Covance, Inc.[a,b]	70,000
5,600	Coventry Health Care, Inc.[a,b]	73,864
21,300	Dentsply International, Inc.[d]	647,094
98,400	Dexcom, Inc.[a,b]	444,768
7,600	Express Scripts, Inc.[b]	460,636
20,500	Gilead Sciences, Inc.[a,b]	939,925
2,000	Health Net, Inc.[b]	25,760
1,700	Henry Schein, Inc.[b]	79,577
31,100	Hospira, Inc.[b]	865,202
3,100	Humana, Inc.[b]	91,729
19,200	ImClone Systems, Inc.[b]	1,320,192
7,600	IMS Health, Inc.	108,984
2,300	Laboratory Corporation of America Holdings[b]	$141,427
38,200	Masimo Corporation[b]	1,222,018
5,000	McKesson Corporation[c]	183,950
9,956	Medco Health Solutions, Inc.[b]	377,830
3,600	Millipore Corporation[b]	186,804
21,800	NuVasive, Inc.[b,e]	1,026,562
2,100	Omnicare, Inc.	57,897
2,300	Patterson Companies, Inc.[b,c]	58,259
283	PharMerica Corporation[b]	5,810
100	Psychiatric Solutions, Inc.[b]	3,329
2,700	Quest Diagnostics, Inc.	126,360
31,528	SenoRx, Inc.[b]	83,234
21,500	Shire Pharmaceuticals Group plc ADR	848,175
19,200	STERIS Corporation	653,568
8,200	Thermo Fisher Scientific, Inc.[b]	332,920
9,300	United Therapeutics Corporation[b]	811,239
15,640	UnitedHealth Group, Inc.	371,137
46,400	Vertex Pharmaceuticals, Inc.[b]	1,216,144
10,500	WellPoint, Inc.[b]	408,135
13,300	Zimmer Holdings, Inc.[b]	617,519

	Total Health Care	19,453,943

Industrials (6.9%)
250	Allegiant Travel Company[b]	9,957
22,400	American Commercial Lines, Inc.[b,e]	166,432
19,400	American Reprographics Company[a,b]	206,416
9,800	C.H. Robinson Worldwide, Inc.[a]	507,444
6,100	Canadian National Railway Company[c]	263,886
10,400	Carlisle Companies, Inc.[c]	241,800
15,500	Danaher Corporation[c,e]	918,220
9,100	Eaton Corporation[a]	405,860
15,700	Emerson Electric Company[a]	513,861
14,800	FTI Consulting, Inc.[b]	862,100
46,000	General Electric Company	897,460
15,400	Hub Group, Inc.[b]	484,330
24,700	JB Hunt Transport Services, Inc.[e]	702,221
13,900	Kirby Corporation[b]	477,048
5,700	Manpower, Inc.	177,441
47,000	Oshkosh Corporation	360,020
28,600	Pall Corporation	755,326
12,000	Pentair, Inc.	331,680
94,500	Polypore International, Inc.[b]	806,085
6,400	Precision Castparts Corporation	414,784
14,500	Rockwell Automation, Inc.	401,215
10,500	Rockwell Collins, Inc.	390,915
12,700	Roper Industries, Inc.	575,945
19,100	Shaw Group, Inc.[b]	341,699
13,300	SPX Corporation	515,242
29,800	Tyco International, Ltd.	753,344
26,200	Waste Management, Inc.	818,226
12,900	WESCO International, Inc.[b]	256,452

	Total Industrials	13,555,409

Information Technology (11.0%)
62,700	ADC Telecommunications, Inc.[a,b,c]	397,518
22,300	Apple, Inc.[b,c]	2,399,257
14,900	Applied Materials, Inc.[a]	192,359
11,100	ASML Holding NV ADR	194,805

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2008

Shares	Common Stock (66.8%)	Value
Information Technology (11.0%) - continued
22,800	BMC Software, Inc.[b]	$588,696
72,200	Cisco Systems, Inc.[b,c]	1,282,994
62,400	Citrix Systems, Inc.[b,d]	1,608,048
101,600	Compuware Corporation[a,b]	648,208
12,800	DTS, Inc.[b,e]	264,320
19,800	Electronic Arts, Inc.[b]	451,044
49,800	EMC Corporation[b,d]	586,644
17,900	F5 Networks, Inc.[b,c]	444,278
15,200	FormFactor, Inc.[b]	264,784
1,370	Google, Inc.[b]	492,323
7,700	Harris Corporation	276,815
21,000	Informatica Corporation[b]	295,050
72,300	Integrated Device Technology, Inc.[b]	459,828
97,600	Intel Corporation[c]	1,561,600
34,500	Intersil Corporation	472,305
57,000	Ixia[b]	379,620
12,900	Juniper Networks, Inc.[b]	241,746
61,400	Microsoft Corporation	1,371,062
16,300	NETAPP, Inc.[b]	220,539
13,600	Nokia Oyj ADR[c]	206,448
32,050	NVIDIA Corporation[b]	280,758
58,100	Omniture, Inc.[b,e]	668,150
19,600	ON Semiconductor Corporation[b]	100,156
36,200	Oracle Corporation[b]	662,098
19,300	QUALCOMM, Inc.	738,418
100,400	Quest Software, Inc.[b]	1,330,300
5,400	Research in Motion, Ltd.[b]	272,322
8,900	Solera Holdings, Inc.[b]	221,521
73,100	Sonus Networks, Inc.[b,e]	161,551
26,200	Symantec Corporation[b]	329,596
105,200	Tellabs, Inc.[b]	446,048
34,900	Texas Instruments, Inc.	682,644
59,900	TIBCO Software, Inc.[b]	308,485
2,477	Verigy, Ltd.[b]	35,917
7,900	Zebra Technologies Corporation[b]	159,896

	Total Information Technology	21,698,151

Materials (2.5%)
9,700	Air Products and Chemicals, Inc.[c]	563,861
375	Arkema ADR	8,550
15,700	Dow Chemical Company[c]	418,719
14,900	E.I. du Pont de Nemours and Company	476,800
8,500	FMC Corporation[c]	370,090
15,000	Freeport-McMoRan Copper & Gold, Inc.[a]	436,500
8,700	Lubrizol Corporation	326,946
21,400	Pactiv Corporation[b]	504,184
15,200	Praxair, Inc.	990,280
15,600	Silgan Holdings, Inc.	726,024

	Total Materials	4,821,954

Telecommunications Services (1.1%)
58,300	AT&T, Inc.[a,c]	1,560,691
12,900	Embarq Corporation[c]	387,000
8,500	NII Holdings, Inc.[b]	218,960

	Total Telecommunications Services	2,166,651

Utilities (2.7%)
12,400	AES Corporation[b]	98,828
4,400	Ameren Corporation	142,780
8,300	American Electric Power Company, Inc.[c]	270,829
5,300	Consolidated Edison, Inc.	229,596
4,000	Constellation Energy Group, Inc.[a]	96,840
14,700	Dominion Resources, Inc.[c]	533,316
3,900	DTE Energy Company	137,670
19,816	Duke Energy Corporation[a]	324,586
6,900	Edison International, Inc.[a]	245,571
4,600	Entergy Corporation[a]	359,030
13,700	Exelon Corporation[a]	743,088
7,000	FirstEnergy Corporation[a]	365,120
7,100	PG&E Corporation	260,357
7,600	PPL Corporation	249,432
5,600	Progress Energy, Inc.	220,472
11,000	Public Service Enterprise Group, Inc.	309,650
4,200	Questar Corporation	144,732
5,600	Sempra Energy	238,504
2,500	Wisconsin Energy Corporation	108,750
8,500	Xcel Energy, Inc.[c]	148,070

	Total Utilities	5,227,221

	Total Common Stock (cost $165,122,886)	131,226,340

Principal Amount	Long-Term Fixed Income (38.0%)
Asset-Backed Securities (5.5%)
	Americredit Automobile Receivables Trust
803,425	2.258%, 11/6/2008[c,f,g]	739,066
	Bear Stearns Mortgage Funding Trust
505,912	3.399%, 11/25/2008[g]	99,774
	Chase Funding Issuance Trust
1,000,000	4.960%, 9/17/2012[a]	949,853
	Citibank Credit Card Issuance Trust
750,000	5.650%, 9/20/2019[a]	554,069
	Countrywide Asset-Backed Certificates
760,554	5.549%, 4/25/2036[c,f]	689,782
	Discover Card Master Trust
1,000,000	5.650%, 3/16/2020[c]	710,521
	First Franklin Mortgage Loan Asset-Backed Certificates
826,811	3.369%, 11/25/2008[a,g]	801,162
	First Horizon ABS Trust
718,641	3.389%, 11/25/2008[f,g]	493,200
	Ford Credit Floor Plan Master Owner Trust
1,000,000	4.740%, 11/17/2008[c,g]	965,265
	GMAC Mortgage Corporation Loan Trust
898,234	3.329%, 11/25/2008[f,g]	525,831
964,410	3.439%, 11/25/2008[f,g]	526,053
	Green Tree Financial Corporation
444,134	6.330%, 11/1/2029[c]	441,963
	Merna Re, Ltd.
700,000	5.512%, 12/31/2008[g,h]	662,200
	Popular ABS Mortgage Pass- Through Trust
140,535	4.000%, 12/25/2034	138,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (38.0%)	Value
Asset-Backed Securities (5.5%) - continued
	Renaissance Home Equity Loan Trust
$1,500,000	5.608%, 5/25/2036[a]	$1,436,224
	Residential Asset Securities Corporation
204,661	4.160%, 7/25/2030	202,478
	Residential Funding Mortgage Securities II
291,150	3.389%, 11/25/2008[f,g]	276,238
	SLM Student Loan Trust
117,356	3.545%, 1/26/2009[g]	116,896
	Wachovia Asset Securitization, Inc.
852,690	3.399%, 11/25/2008[f,g,h]	530,662

	Total Asset-Backed Securities	10,859,847

Basic Materials (0.3%)
	ArcelorMittal
250,000	6.125%, 6/1/2018[c,h]	172,263
	Precision Castparts Corporation
500,000	5.600%, 12/15/2013[c]	507,506

	Total Basic Materials	679,769

Capital Goods (0.9%)
	Caterpillar Financial Services Corporation
135,000	5.850%, 9/1/2017[c]	117,840
	Honeywell International, Inc.
225,000	5.300%, 3/1/2018	197,981
	John Deere Capital Corporation
500,000	5.350%, 1/17/2012[d]	481,598
	Oakmont Asset Trust
750,000	4.514%, 12/22/2008[h]	750,068
	United Technologies Corporation
350,000	4.875%, 5/1/2015	318,931

	Total Capital Goods	1,866,418

Collateralized Mortgage Obligations (2.1%)
	Banc of America Mortgage Securities, Inc.
1,087,963	4.804%, 9/25/2035[a]	888,913
	HomeBanc Mortgage Trust
670,241	5.989%, 4/25/2037	454,257
	J.P. Morgan Alternative Loan Trust
661,874	5.803%, 3/25/2036	414,854
	Merrill Lynch Mortgage Investors, Inc.
968,064	4.870%, 6/25/2035	786,447
	Thornburg Mortgage Securities Trust
632,144	3.349%, 11/25/2008[g]	627,954
625,790	3.369%, 11/25/2008[g]	567,362
	Zuni Mortgage Loan Trust
372,899	3.389%, 11/25/2008[g]	357,071

	Total Collateralized Mortgage Obligations	4,096,858

Commercial Mortgage-Backed Securities (5.5%)
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	4.710%, 11/15/2008[a,g,h]	1,356,819
1,000,000	4.487%, 2/11/2041[c]	929,060
500,000	5.835%, 9/11/2042[c]	301,032
	Citigroup Commercial Mortgage Trust
7,127	4.630%, 11/15/2008[g,h]	6,511
	Commercial Mortgage Pass- Through Certificates
30,022	4.660%, 11/15/2008[g,h]	27,786
1,000,000	4.690%, 11/15/2008[a,g,h]	838,444
1,500,000	4.740%, 11/15/2008[a,g,h]	1,289,496
	Credit Suisse Mortgage Capital Certificates
1,500,000	4.730%, 11/15/2008[g,h]	1,300,049
	Crown Castle International Corporation
500,000	5.245%, 11/15/2036[c,h]	480,115
	Greenwich Capital Commercial Funding Corporation
1,250,000	5.867%, 8/10/2017[c]	757,611
	GS Mortgage Securities Corporation II
1,000,000	4.175%, 11/6/2008[a,g,h]	849,109
	LB-UBS Commercial Mortgage Trust
35,781	3.086%, 5/15/2027	35,650
	Merrill Lynch Mortgage Trust
1,000,000	5.266%, 1/12/2044	683,530
	TIAA Real Estate CDO, Ltd.
1,000,000	5.815%, 8/15/2039	890,623
	Wachovia Bank Commercial Mortgage Trust
875,000	5.765%, 7/15/2045	658,725
	Washington Mutual Asset Securities Corporation
338,197	3.830%, 1/25/2035[h]	318,915

	Total Commercial Mortgage- Backed Securities	10,723,475

Communications Services (0.7%)
	AT&T, Inc.
125,000	6.500%, 9/1/2037	101,542
	British Telecom plc
150,000	9.125%, 12/15/2030[c]	135,829
	Citizens Communications Company
150,000	6.250%, 1/15/2013[a]	124,125
	Comcast Corporation
330,000	6.500%, 1/15/2015[c]	297,445
	New Cingular Wireless Services, Inc.
140,000	8.750%, 3/1/2031[a]	130,222
	News America, Inc.
125,000	6.400%, 12/15/2035	94,617
	Rogers Cable, Inc.
280,000	6.750%, 3/15/2015	250,155
40,000	8.750%, 5/1/2032	37,707

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (38.0%)	Value
Communications Services (0.7%) - continued
	Verizon Communications, Inc.
$200,000	5.550%, 2/15/2016	$174,502

	Total Communications Services	1,346,144

Consumer Cyclical (0.7%)
	Ford Motor Credit Company
350,000	7.375%, 10/28/2009	290,536
	McDonald’s Corporation
150,000	6.300%, 3/1/2038	130,972
	MGM MIRAGE
260,000	13.000%, 11/15/2013[h,i]	231,400
	Nissan Motor Acceptance Corporation
250,000	4.625%, 3/8/2010[h]	251,396
315,000	5.625%, 3/14/2011[h]	322,192
	Wal-Mart Stores, Inc.
230,000	5.875%, 4/5/2027	196,572

	Total Consumer Cyclical	1,423,068

Consumer Non-Cyclical (0.8%)
	Baxter International, Inc.
230,000	5.900%, 9/1/2016[c]	214,743
	HCA, Inc.
150,000	9.250%, 11/15/2016	127,500
	Johnson & Johnson Company
250,000	5.950%, 8/15/2037	230,956
	Kroger Company
200,000	6.400%, 8/15/2017	174,016
	PepsiCo, Inc.
375,000	4.650%, 2/15/2013	360,345
	Schering-Plough Corporation
300,000	6.000%, 9/15/2017[a]	263,554
	United Health Group
150,000	6.500%, 6/15/2037	101,404
	Wyeth
100,000	5.950%, 4/1/2037	81,184

	Total Consumer Non-Cyclical	1,553,702

Energy (0.5%)
	Nexen, Inc.
265,000	5.650%, 5/15/2017	210,447
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
300,000	5.298%, 9/30/2020[h]	261,666
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
125,000	5.832%, 9/30/2016[h]	114,259
	Transocean, Inc.
220,000	6.000%, 3/15/2018	188,214
	XTO Energy, Inc.
200,000	5.500%, 6/15/2018	157,428

	Total Energy	932,014

Financials (3.8%)
	Ace INA Holdings, Inc.
225,000	5.800%, 3/15/2018[a]	180,647
	American Express Company
200,000	7.000%, 3/19/2018[a]	154,063
	Bank of America Corporation
600,000	8.125%, 5/15/2018[a]	464,958
	Bear Stearns Companies, Inc.
225,000	6.950%, 8/10/2012[c]	222,021
200,000	6.400%, 10/2/2017	177,767
	Capmark Financial Group, Inc.
350,000	5.875%, 5/10/2012[a]	87,486
100,000	6.300%, 5/10/2017	22,179
	CIT Group, Inc.
325,000	7.625%, 11/30/2012	190,047
	Citigroup, Inc.
225,000	5.000%, 9/15/2014[c]	177,854
	Corestates Capital Trust I
375,000	8.000%, 12/15/2026[c,h]	279,075
	General Electric Capital Corporation
120,000	5.625%, 9/15/2017	98,105
	General Motors Acceptance Corporation, LLC
250,000	6.000%, 12/15/2011	141,103
	Goldman Sachs Group, Inc.
450,000	5.125%, 1/15/2015[c]	373,436
150,000	6.750%, 10/1/2037	97,695
	Goldman Sachs Group, Inc., Convertible
500,000	1.000%, 1/31/2015 [l]	390,560
400,000	1.000%, 5/7/2015 [l]	307,572
	HSBC Holdings plc
165,000	6.500%, 5/2/2036	130,545
	International Lease Finance Corporation
390,000	5.750%, 6/15/2011	267,232
	Lehman Brothers Holdings, Inc.
500,000	5.250%, 2/6/2012[j]	65,000
	Liberty Property, LP
200,000	5.500%, 12/15/2016	138,034
	Merrill Lynch & Company, Inc.
325,000	5.450%, 2/5/2013	292,941
	Mitsubishi UFG Capital Finance, Ltd.
215,000	6.346%, 7/25/2016	150,500
	Nationwide Health Properties, Inc.
375,000	6.250%, 2/1/2013	303,665
	ProLogis
525,000	5.500%, 4/1/2012[c]	340,969
	Prudential Financial, Inc.
225,000	6.100%, 6/15/2017	180,531
100,000	5.700%, 12/14/2036	61,693
	Reinsurance Group of America, Inc.
300,000	5.625%, 3/15/2017	242,800
	Royal Bank of Scotland Group plc
350,000	6.990%, 10/5/2017[h]	187,593
	Swiss RE Capital I, LP
275,000	6.854%, 5/25/2016[h]	150,630
	Travelers Companies, Inc.
105,000	6.250%, 6/15/2037	79,673
	Wachovia Bank NA
285,000	4.875%, 2/1/2015	243,704
	Wachovia Capital Trust III
495,000	5.800%, 3/15/2011	264,825
	WEA Finance, LLC
225,000	7.125%, 4/15/2018[h]	176,623

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (38.0%)	Value
Financials (3.8%) - continued
	Wells Fargo & Company
$225,000	4.375%, 1/31/2013	$207,732
200,000	5.625%, 12/11/2017	176,438
	Wells Fargo Capital XV
225,000	9.750%, 9/26/2013	218,250
	Willis North America, Inc.
220,000	6.200%, 3/28/2017	160,318

	Total Financials	7,404,264

Foreign (0.2%)
	Corporacion Andina de Fomento
500,000	5.750%, 1/12/2017[d]	377,639

	Total Foreign	377,639

Mortgage-Backed Securities (10.9%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
16,725,000	5.500%, 11/1/2038[i]	16,338,234
3,000,000	6.000%, 11/1/2038[i]	2,998,125
2,000,000	6.500%, 11/1/2038[i]	2,026,876

	Total Mortgage-Backed Securities	21,363,235

Technology (0.2%)
	International Business Machines Corporation
200,000	7.625%, 10/15/2018	206,954
	Oracle Corporation
250,000	5.750%, 4/15/2018	218,757

	Total Technology	425,711

Transportation (1.0%)
	Burlington Northern Santa Fe Corporation
175,000	7.000%, 12/15/2025[c]	153,952
	Continental Airlines, Inc.
350,000	5.983%, 4/19/2022[c]	243,250
	Delta Air Lines, Inc.
450,000	7.111%, 9/18/2011[a]	360,000
	FedEx Corporation
342,181	6.720%, 1/15/2022	342,186
	Southwest Airlines Company
604,214	6.150%, 8/1/2022	472,935
	Union Pacific Corporation
450,000	6.125%, 1/15/2012[a]	430,207

	Total Transportation	2,002,530

U.S. Government (3.8%)
	Federal Home Loan Bank
500,000	4.625%, 10/10/2012	507,996
	Federal Home Loan Mortgage Corporation
750,000	5.000%, 12/14/2018	681,330
	Federal National Mortgage Association
1,000,000	4.625%, 5/1/2013	967,810
	U.S. Treasury Bonds
210,000	4.750%, 2/15/2037	222,649
175,000	5.000%, 5/15/2037[e]	192,746
55,000	4.375%, 2/15/2038[e]	55,163
	U.S. Treasury Notes
150,000	2.750%, 2/28/2013[e]	152,074
450,000	4.250%, 8/15/2013[e]	481,746
230,000	3.875%, 5/15/2018[e]	229,623
245,000	4.000%, 8/15/2018[e]	245,326
	U.S. Treasury Notes, TIPS
4,068,505	2.000%, 7/15/2014	3,720,139

	Total U.S. Government	7,456,602

Utilities (1.1%)
	CenterPoint Energy Resources Corporation
300,000	6.125%, 11/1/2017[c]	230,135
	Cleveland Electric Illuminating Company
245,000	5.700%, 4/1/2017[c]	195,127
	Commonwealth Edison Company
220,000	5.400%, 12/15/2011[c]	205,823
	Exelon Corporation
300,000	6.750%, 5/1/2011	286,078
	ITC Holdings Corporation
225,000	6.050%, 1/31/2018[h]	196,925
	MidAmerican Energy Holdings Company
225,000	6.500%, 9/15/2037	173,765
	Power Receivables Finance, LLC
370,194	6.290%, 1/1/2012[k]	385,309
	Union Electric Company
350,000	6.400%, 6/15/2017	292,844
	Virginia Electric & Power Company
145,000	6.000%, 1/15/2036	109,734

	Total Utilities	2,075,740

	Total Long-Term Fixed Income (cost $85,953,059)	74,587,016

Shares	Preferred Stock (0.3%)
Financials (0.3%)
5,025	Allegro Investment Corporation SA TGT, Reverse Convertible, 20.000%[b,h,l]	189,902
15,771	Credit Suisse New York, NY, Zero Coupon[c,l]	240,981
12,000	Federal National Mortgage Association, 8.250%	25,200

	Total Financials	456,083

	Total Preferred Stock (cost $818,822)	456,083

Contracts	Options Purchased (<0.1%)
150	Call on U.S. Treasury Note Futures $117.50, expires 11/21/2008	23,437

	Total Options Purchased (cost $300,450)	23,437

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2008

Shares	Collateral Held for Securities Loaned (5.8%)[m]	Value
11,379,048	Thrivent Financial Securities Lending Trust	$11,379,048

	Total Collateral Held for Securities Loaned (cost $11,379,048)	11,379,048

Shares or Principal Amount	Short-Term Investments (6.4%)[m]
	Federal Home Loan Bank Discount Notes
350,000	1.340%, 12/10/2008[n]	349,492
	Federal National Mortgage Association Discount Notes
100,000	1.300%, 12/8/2008[o]	99,866
200,000	2.100%, 12/10/2008[o]	199,551
11,999,191	Thrivent Money Market Fund	11,999,191

	Total Short-Term Investments (at amortized cost)	12,648,100

	Total Investments (cost $276,222,365) 117.3%	$230,320,024

	Other Assets and Liabilities, Net (17.3%)	(33,917,621)

	Total Net Assets 100.0%	$196,402,403

a	At October 31, 2008, $33,736,746 of investments were earmarked to cover open financial futures contracts.

b	Non-income producing security.

c	Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

d	At October 31, 2008, $4,870,517 of investments were earmarked to cover open swap contracts.

e	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

f	All or a portion of the security is insured or guaranteed.

g	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

h	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2008, the value of these investments was $10,944,098 or 5.6% of total net assets.

i	Denotes investments purchased on a when-issued or delayed delivery basis.

j	In bankruptcy.

k	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Fund owned as of October 31, 2008.

Security	Acquisition Date	Cost
Power Receivables Finance, LLC	9/30/2003	$372,829

l	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

m	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

n	At October 31, 2008, $349,492 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

o	At October 31, 2008, $299,417 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,571,739
Gross unrealized depreciation	(57,341,867)

Net unrealized appreciation (depreciation)	($46,770,128)
Cost for federal income tax purposes	$277,090,152

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of October 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(35)	December 2008	($7,424,268)	($7,518,984)	($94,716)
5-Yr. U.S. Treasury Bond Futures	(40)	December 2008	(4,475,190)	(4,530,312)	(55,122)
10-Yr. U.S. Treasury Bond Futures	(120)	December 2008	(13,877,447)	(13,569,376)	308,071
20-Yr. U.S. Treasury Bond Futures	40	December 2008	4,717,602	4,525,000	(192,602)
Total Futures					($34,369)

Credit Default Swaps and Counterparty	Buy/Sell Protection	Termination Date	Notional Principal Amount	Upfront Payments Received (Made)	Value	Unrealized Gain/(Loss)
CDX HY, Series 10, 5 Year, at 5.00%; Bank of America	Sell	6/20/2013	$250,000	$22,049	($38,921)	($17,209)
CDX HY, Series 10, 5 Year, at 5.00%; J.P. Morgan Chaseand Co.	Sell	6/20/2013	500,000	26,736	(77,845)	(45,541)
CDX HY, Series 11, 5 Year, at 5.00%; Bank of America	Sell	12/20/2013	500,000	88,333	(93,149)	(3,673)
CDX IG, Series 10, 5 Year, at 1.55%; Bank of America	Sell	6/20/2013	366,000	3,989	(9,393)	(5,451)
CDX IG, Series 10, 5 Year, at 1.55%; J.P. Morgan Chaseand Co.	Sell	6/20/2013	366,000	3,687	(9,393)	(5,740)
CDX, Series 10, 5 Year, at 5.00%; Bank of America	Sell	6/20/2013	1,000,000	62,222	(155,689)	(94,825)
Total Credit Default Swaps					($384,390)	($172,439)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$14,248,100	$49,757,320	$52,006,229	11,999,191	$11,999,191	$533,154
Thrivent Financial Securities Lending Trust	39,692,963	121,075,866	149,389,781	11,379,048	11,379,048	303,305
Total Value and Dividend Income	53,941,063				23,378,239	836,459

The accompanying Notes to the Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Bank Loans (5.1%)[a]	Value
Basic Materials (0.5%)
	Lyondell Chemical Company, Term Loan
$2,079,109	7.794%, 12/20/2013	$1,292,519
1,293,500	8.044%, 12/20/2014	764,381

	Total Basic Materials	2,056,900

Communications Services (0.7%)
	Alltel Communications, Inc., Term Loan
3,491,184	5.316%, 5/15/2015	3,314,460

	Total Communications Services	3,314,460

Consumer Cyclical (1.2%)
	Blockbuster, Inc., Term Loan
850,000	3.750%, 8/20/2011	648,660
	Ford Motor Company, Term Loan
8,898,100	7.590%, 12/16/2013	4,858,363

	Total Consumer Cyclical	5,507,023

Consumer Non-Cyclical (1.5%)
	CHS/Community Health Systems, Inc., Term Loan
124,501	1.000%, 7/25/2014[b,c]	100,535
2,434,358	5.222%, 7/25/2014	1,965,744
	HCA, Inc., Term Loan
5,450,000	5.273%, 11/18/2013	4,495,269

	Total Consumer Non-Cyclical	6,561,548

Technology (0.4%)
	Flextronics Semiconductor, Ltd., Term Loan
1,828,297	6.155%, 10/1/2014	1,383,417
525,372	7.069%, 10/1/2014	446,567

	Total Technology	1,829,984

Utilities (0.8%)
	Energy Future Holdings, Term Loan
4,900,500	6.659%, 10/10/2014	3,836,847

	Total Utilities	3,836,847

	Total Bank Loans (cost $27,522,894)	23,106,762

	Long-Term Fixed Income (88.2%)
Asset-Backed Securities (0.3%)
	Countrywide Home Loans Asset-Backed Securities
1,966,456	3.369%, 11/25/2008[d,e]	1,589,404

	Total Asset-Backed Securities	1,589,404

Basic Materials (8.1%)
	Aleris International, Inc.
1,610,000	9.000%, 12/15/2014	555,450
	Arch Western Finance, LLC
2,585,000	6.750%, 7/1/2013	2,171,400
	Domtar, Inc.
2,360,000	7.125%, 8/15/2015	1,758,200
	Drummond Company, Inc.
2,155,000	7.375%, 2/15/2016[f]	1,476,175
	FMG Finance, Pty., Ltd.
4,215,000	10.625%, 9/1/2016[f]	2,887,275
	Freeport-McMoRan Copper & Gold, Inc.
2,120,000	8.250%, 4/1/2015[g]	1,696,000
3,025,000	8.375%, 4/1/2017	2,374,625
	Georgia-Pacific Corporation
1,400,000	8.125%, 5/15/2011[g]	1,183,000
1,805,000	7.125%, 1/15/2017[f]	1,254,475
	Graphic Packaging International Corporation
3,540,000	9.500%, 8/15/2013	2,424,900
	Griffin Coal Mining Company, Pty., Ltd.
2,965,000	9.500%, 12/1/2016[f]	1,215,650
	Jefferson Smurfit Corporation
1,300,000	8.250%, 10/1/2012	663,000
	Momentive Performance Materials, Inc.
2,120,000	9.750%, 12/1/2014	1,187,200
	Mosaic Global Holdings, Inc., Convertible
2,540,000	7.375%, 12/1/2014[f]	2,220,420
	NewPage Corporation
1,820,000	10.000%, 5/1/2012	1,237,600
	Peabody Energy Corporation
3,540,000	6.875%, 3/15/2013	3,106,350
	Rock-Tenn Company
650,000	9.250%, 3/15/2016[h]	572,000
	Ryerson, Inc.
1,700,000	12.000%, 11/1/2015[f]	1,156,000
	Smurfit-Stone Container Enterprises, Inc.
1,840,000	8.000%, 3/15/2017[g]	901,600
	Southern Copper Corporation
1,460,000	7.500%, 7/27/2035	957,560
	Steel Dynamics, Inc.
4,080,000	7.750%, 4/15/2016[f]	2,703,000
	Terra Capital, Inc.
3,200,000	7.000%, 2/1/2017	2,720,000

	Total Basic Materials	36,421,880

Capital Goods (10.2%)
	Allied Waste North America, Inc.
3,610,000	7.875%, 4/15/2013	3,357,300
	Ashtead Capital, Inc.
1,300,000	9.000%, 8/15/2016[f]	819,000
	Ball Corporation
2,155,000	6.625%, 3/15/2018	1,767,100
	BE Aerospace, Inc.
4,250,000	8.500%, 7/1/2018[i]	3,655,000
	Berry Plastics Holding Corporation
1,200,000	8.875%, 9/15/2014	624,000
	Case New Holland, Inc.
2,230,000	7.125%, 3/1/2014	1,661,350
	Crown Americas, Inc.
1,830,000	7.625%, 11/15/2013	1,610,400
1,830,000	7.750%, 11/15/2015	1,596,675

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (88.2%)	Value
Capital Goods (10.2%) - continued
	DRS Technologies, Inc.
$2,600,000	6.625%, 2/1/2016	$2,574,000
	Graham Packaging Company, Inc.
2,530,000	9.875%, 10/15/2014	1,593,900
	L-3 Communications Corporation
3,030,000	6.375%, 10/15/2015	2,514,900
	Legrand SA
850,000	8.500%, 2/15/2025	792,860
	Leucadia National Corporation
5,070,000	7.125%, 3/15/2017	4,334,850
	Mueller Water Products, Inc.
1,390,000	7.375%, 6/1/2017	910,450
	Norcraft Companies, LP/Norcraft Finance Corporation
1,760,000	9.000%, 11/1/2011	1,531,200
	Owens-Brockway Glass Container, Inc.
1,230,000	8.250%, 5/15/2013	1,150,050
	Owens-Illinois, Inc.
4,250,000	7.800%, 5/15/2018	3,315,000
	Plastipak Holdings, Inc.
2,595,000	8.500%, 12/15/2015[f]	1,855,425
	RBS Global, Inc./Rexnord Corporation
2,385,000	9.500%, 8/1/2014	1,645,650
	Rental Services Corporation
1,780,000	9.500%, 12/1/2014[g]	1,068,000
	SPX Corporation
2,980,000	7.625%, 12/15/2014[f]	2,503,200
	TransDigm, Inc.
4,865,000	7.750%, 7/15/2014	3,892,000
	United Rentals North America, Inc.
1,740,000	6.500%, 2/15/2012	1,218,000

	Total Capital Goods	45,990,310

Commercial Mortgage-Backed Securities (0.4%)
	Greenwich Capital Commercial Funding Corporation
3,000,000	5.867%, 8/10/2017	1,818,267

	Total Commercial Mortgage-Backed Securities	1,818,267

Communications Services (15.5%)
	American Tower Corporation
4,250,000	7.000%, 10/15/2017[f]	3,697,500
	Centennial Communications Corporation
5,050,000	9.633%, 1/1/2009[e]	3,838,000
2,760,000	8.125%, 2/1/2014	2,359,800
	Charter Communications Holdings II, LLC
2,130,000	10.250%, 9/15/2010[g]	1,480,350
	Charter Communications Holdings, LLC
2,270,000	8.750%, 11/15/2013[g]	1,498,200
	Charter Communications Operating, LLC
2,130,000	8.375%, 4/30/2014[f]	1,544,250
	Citizens Communications Company
2,915,000	9.250%, 5/15/2011	2,477,750
	CSC Holdings, Inc.
2,550,000	8.500%, 6/15/2015[f,i]	2,154,750
	Dex Media West, LLC/Dex Media West Finance Company
1,120,000	9.875%, 8/15/2013	420,000
	DIRECTV Holdings, LLC
4,220,000	7.625%, 5/15/2016[f]	3,544,800
	EchoStar DBS Corporation
3,220,000	7.125%, 2/1/2016[g]	2,584,050
	Idearc, Inc.
2,665,000	8.000%, 11/15/2016	369,769
	Intelsat Subsidiary Holding Company, Ltd.
5,760,000	8.875%, 1/15/2015[f]	4,896,000
	Intelsat, Ltd.
4,608,000	Zero Coupon, 2/1/2010[f,j]	3,156,480
	Lamar Media Corporation
1,505,000	6.625%, 8/15/2015	1,106,175
2,080,000	6.625%, 8/15/2015	1,528,800
	Level 3 Financing, Inc.
2,550,000	12.250%, 3/15/2013	1,612,875
1,440,000	9.250%, 11/1/2014[g]	820,800
	Mediacom, LLC/Mediacom Capital Corporation
4,230,000	9.500%, 1/15/2013	3,331,125
	MetroPCS Wireless, Inc.
3,450,000	9.250%, 11/1/2014[g]	2,872,125
	Nextel Communications, Inc.
1,270,000	6.875%, 10/31/2013	723,900
	NTL Cable plc
4,010,000	9.125%, 8/15/2016	2,646,600
	Quebecor Media, Inc.
2,500,000	7.750%, 3/15/2016	1,731,250
	Qwest Communications International, Inc.
1,080,000	7.500%, 2/15/2014	742,500
	Qwest Corporation
3,860,000	7.875%, 9/1/2011	3,348,550
1,230,000	7.625%, 6/15/2015	940,950
	R.H. Donnelley Corporation
3,395,000	6.875%, 1/15/2013[g]	780,850
	Sprint Capital Corporation
1,250,000	8.375%, 3/15/2012	1,006,250
	Time Warner Telecom Holdings, Inc.
4,380,000	9.250%, 2/15/2014	3,547,800
	TL Acquisitions, Inc.
3,610,000	10.500%, 1/15/2015[f]	2,147,950
	Videotron Ltee
4,000,000	6.875%, 1/15/2014	3,320,000
	Videotron, Ltd.
640,000	9.125%, 4/15/2018[f]	568,000
	Virgin Media Finance plc
2,160,000	8.750%, 4/15/2014	1,512,000
	Windstream Corporation
1,080,000	8.625%, 8/1/2016	815,400

The accompanying Notes to the Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (88.2%)	Value
Communications Services (15.5%) - continued
$1,600,000	7.000%, 3/15/2019	$976,000

	Total Communications Services	70,101,599

Consumer Cyclical (17.7%)
	AutoNation, Inc.
2,110,000	7.000%, 4/15/2014	1,371,500
	Beazer Homes USA, Inc.
1,105,000	8.625%, 5/15/2011	718,250
	Blockbuster, Inc.
2,550,000	9.000%, 9/1/2012[g]	1,453,500
	Bon-Ton Stores, Inc.
3,400,000	10.250%, 3/15/2014	544,000
	Boyd Gaming Corporation
3,820,000	6.750%, 4/15/2014[g]	2,406,600
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
3,160,000	10.125%, 3/1/2012	1,864,400
	Dollarama Group, LP
1,489,000	8.883%, 12/15/2008[e]	1,042,300
4,300,000	8.875%, 8/15/2012	3,225,000
	Firekeepers Development Authority
4,450,000	13.875%, 5/15/2015[f]	3,159,500
	Fontainebleau Las Vegas Holdings, LLC
5,180,000	10.250%, 6/15/2015[f]	699,300
	Ford Motor Credit Company
2,120,000	9.750%, 9/15/2010	1,441,704
3,820,000	7.375%, 2/1/2011	2,376,984
2,020,000	7.000%, 10/1/2013[g]	1,118,989
	Gaylord Entertainment Company
1,760,000	6.750%, 11/15/2014	1,128,600
	General Motors Corporation
1,700,000	8.375%, 7/15/2033[g]	552,500
	Group 1 Automotive, Inc.
3,810,000	8.250%, 8/15/2013	2,514,600
	Hanesbrands, Inc.
2,090,000	6.508%, 12/15/2008[e]	1,418,587
	Host Hotels & Resorts LP
3,400,000	6.875%, 11/1/2014	2,533,000
	KB Home
3,040,000	6.250%, 6/15/2015[g]	2,021,600
	Lear Corporation
3,820,000	8.500%, 12/1/2013[g]	1,451,600
	MGM MIRAGE
2,550,000	6.000%, 10/1/2009	2,269,500
5,520,000	13.000%, 11/15/2013[c,f]	4,912,800
	Mohegan Tribal Gaming Authority
2,150,000	8.000%, 4/1/2012[g]	1,580,250
	Norcraft Holdings, LP/Norcraft Capital Corporation
1,250,000	9.750%, 9/1/2012[g]	1,025,000
	Perry Ellis International, Inc.
2,200,000	8.875%, 9/15/2013	1,694,000
	Pinnacle Entertainment, Inc.
2,550,000	8.250%, 3/15/2012[g]	1,765,875
1,280,000	7.500%, 6/15/2015	800,000
	Pokagon Gaming Authority
3,531,000	10.375%, 6/15/2014[f]	3,213,210
	Pulte Homes, Inc.
850,000	7.875%, 8/1/2011	720,375
2,150,000	5.200%, 2/15/2015	1,333,000
	Rite Aid Corporation
3,475,000	8.625%, 3/1/2015	1,233,625
	Sally Holdings, LLC
2,990,000	9.250%, 11/15/2014[g]	2,392,000
	Seminole Hard Rock Entertainment
2,415,000	5.319%, 12/15/2008[e,f]	1,593,900
	Service Corporation International
1,600,000	6.750%, 4/1/2015	1,260,000
	Shingle Springs Tribal Gaming Authority
4,650,000	9.375%, 6/15/2015[f]	2,278,500
	Speedway Motorsports, Inc.
3,300,000	6.750%, 6/1/2013	2,508,000
	Tunica Biloxi Gaming Authority
4,870,000	9.000%, 11/15/2015[h]	4,249,075
	Turning Stone Resort Casino Enterprise
1,500,000	9.125%, 12/15/2010[h]	1,305,000
3,130,000	9.125%, 9/15/2014[h]	2,472,700
	Universal City Development Services
1,270,000	11.750%, 4/1/2010	1,016,000
	Universal City Florida Holding Company I/II
3,655,000	7.942%, 2/1/2009[e]	2,704,700
	Vail Resorts, Inc.
1,740,000	6.750%, 2/15/2014	1,331,100
	Warnaco, Inc.
3,495,000	8.875%, 6/15/2013	3,285,300

	Total Consumer Cyclical	79,986,424

Consumer Non-Cyclical (12.4%)
	Biomet, Inc.
4,100,000	10.000%, 10/15/2017[f]	3,772,000
3,190,000	11.625%, 10/15/2017	2,775,300
	Boston Scientific Corporation
4,200,000	5.450%, 6/15/2014	3,444,000
	Community Health Systems, Inc.
3,460,000	8.875%, 7/15/2015	2,897,750
	Constellation Brands, Inc.
3,830,000	7.250%, 9/1/2016[g]	3,178,900
	DaVita, Inc.
3,845,000	7.250%, 3/15/2015	3,287,475
	HCA, Inc.
4,520,000	6.750%, 7/15/2013	2,892,800
2,520,000	9.625%, 11/15/2016	2,028,600
	Jarden Corporation
2,830,000	7.500%, 5/1/2017[g]	2,108,350
	Jostens Holding Corporation
3,565,000	Zero Coupon, 12/1/2008[j]	2,459,850
	Michael Foods, Inc.
2,760,000	8.000%, 11/15/2013	2,387,400
	Omnicare, Inc.
4,250,000	6.875%, 12/15/2015	3,272,500
	Pinnacle Foods Finance, LLC
2,780,000	9.250%, 4/1/2015	2,029,400
	Select Medical Corporation
1,300,000	8.834%, 3/15/2009[e,g]	799,500
2,990,000	7.625%, 2/1/2015	1,868,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (88.2%)	Value
Consumer Non-Cyclical (12.4%)
	Stater Brothers Holdings, Inc.
$1,830,000	8.125%, 6/15/2012	$1,628,700
	Sun Healthcare Group, Inc.
2,590,000	9.125%, 4/15/2015	2,188,550
	SUPERVALU, Inc.
2,020,000	7.500%, 11/15/2014	1,656,400
	Surgical Care Affiliates, Inc.
3,220,000	8.875%, 7/15/2015[h]	2,415,000
	Tenet Healthcare Corporation
1,750,000	6.375%, 12/1/2011	1,505,000
440,000	6.500%, 6/1/2012	367,400
1,780,000	9.875%, 7/1/2014	1,455,150
	Vanguard Health Holding Company II, LLC
3,560,000	9.000%, 10/1/2014	2,954,800
	Ventas Realty, LP/Ventas Capital Corporation
3,190,000	6.500%, 6/1/2016	2,615,800

	Total Consumer Non-Cyclical	55,989,375

Energy (5.6%)
	Chesapeake Energy Corporation
1,710,000	7.500%, 9/15/2013	1,436,400
3,070,000	6.250%, 1/15/2018	2,179,700
	Connacher Oil and Gas, Ltd.
2,560,000	10.250%, 12/15/2015[f]	1,792,000
	Denbury Resources, Inc.
2,590,000	7.500%, 12/15/2015	1,800,050
	Forest Oil Corporation
3,390,000	7.250%, 6/15/2019	2,305,200
	Helix Energy Solutions Group, Inc.
2,550,000	9.500%, 1/15/2016[f]	1,632,000
	Hornbeck Offshore Services, Inc.
1,815,000	6.125%, 12/1/2014	1,334,025
	Key Energy Services, Inc.
3,100,000	8.375%, 12/1/2014	2,294,000
	Mariner Energy, Inc.
1,910,000	8.000%, 5/15/2017	1,126,900
	Newfield Exploration Company
2,890,000	6.625%, 4/15/2016	2,138,600
	OPTI Canada, Inc.
1,710,000	8.250%, 12/15/2014	1,017,450
	PetroHawk Energy Corporation
2,840,000	9.125%, 7/15/2013	2,186,800
	Plains Exploration & Production Company
2,870,000	7.750%, 6/15/2015	2,095,100
	Southwestern Energy Company
2,550,000	7.500%, 2/1/2018[f]	2,091,000

	Total Energy	25,429,225

Financials (3.2%)
	Bank of America Corporation
2,340,000	8.125%, 5/15/2018	1,813,336
	Countrywide Financial Corporation
2,120,000	6.250%, 5/15/2016[g]	1,873,699
	Deluxe Corporation
1,075,000	7.375%, 6/1/2015	806,250
	FTI Consulting, Inc.
1,750,000	7.625%, 6/15/2013	1,666,875
	General Motors Acceptance Corporation
7,555,000	6.875%, 9/15/2011	4,424,578
	Lender Processing Services, Inc.
530,000	8.125%, 7/1/2016	453,150
	Morgan Stanley
2,100,000	4.904%, 11/14/2008[e]	1,932,405
	Nuveen Investments, Inc.
2,130,000	10.500%, 11/15/2015[f]	575,100
	Rouse Company
2,100,000	3.625%, 3/15/2009	966,000

	Total Financials	14,511,393

Technology (4.0%)
	Amkor Technology, Inc.
2,120,000	7.750%, 5/15/2013	1,314,400
	Avago Technologies Finance Pte
488,000	8.311%, 12/1/2008[e]	415,410
3,250,000	10.125%, 12/1/2013	2,730,000
	First Data Corporation
2,130,000	9.875%, 9/24/2015	1,363,200
	Freescale Semiconductor, Inc.
2,100,000	8.875%, 12/15/2014	934,500
2,970,000	9.125%, 12/15/2014	1,084,050
	Nortel Networks, Ltd.
4,260,000	9.003%, 1/15/2009[e]	2,311,050
	NXP BV/NXP Funding, LLC
1,210,000	7.503%, 1/15/2009[e]	532,400
3,680,000	9.500%, 10/15/2015[g]	1,242,000
	Seagate Technology HDD Holdings
3,585,000	6.800%, 10/1/2016	2,509,500
	SunGard Data Systems, Inc.
1,270,000	9.125%, 8/15/2013	1,054,100
3,350,000	10.250%, 8/15/2015	2,345,000

	Total Technology	17,835,610

Transportation (2.5%)
	Continental Airlines, Inc.
2,265,731	7.875%, 7/2/2018	1,314,124
	Delta Air Lines, Inc.
2,010,000	7.920%, 11/18/2010	1,507,500
	Hertz Corporation
1,555,000	8.875%, 1/1/2014	1,135,150
	Kansas City Southern de Mexico SA de CV
2,420,000	7.625%, 12/1/2013	1,893,650
870,000	7.375%, 6/1/2014	680,775
	Navios Maritime Holdings, Inc.
2,700,000	9.500%, 12/15/2014	2,214,000
	Windsor Petroleum Transport Corporation
2,750,000	7.840%, 1/15/2021[h]	2,564,133

	Total Transportation	11,309,332

Utilities (8.3%)
	AES Corporation
1,376,000	8.750%, 5/15/2013[f,i]	1,252,160
2,700,000	7.750%, 10/15/2015	2,116,125
2,700,000	8.000%, 10/15/2017	2,079,000
	Copano Energy, LLC
3,010,000	8.125%, 3/1/2016	2,212,350

The accompanying Notes to the Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (88.2%)	Value
Utilities (8.3%) - continued
	Dynegy Holdings, Inc.
$1,720,000	6.875%, 4/1/2011	$1,436,200
3,675,000	8.375%, 5/1/2016[g]	2,719,500
	Edison Mission Energy
1,670,000	7.500%, 6/15/2013	1,406,975
2,820,000	7.000%, 5/15/2017	2,231,325
2,820,000	7.200%, 5/15/2019	2,115,000
	El Paso Corporation
1,900,000	6.875%, 6/15/2014[g]	1,512,288
1,900,000	7.000%, 6/15/2017	1,450,087
	Ferrellgas Partners, LP
2,120,000	6.750%, 5/1/2014[f]	1,505,200
	NRG Energy, Inc.
4,160,000	7.375%, 2/1/2016	3,588,000
	Regency Energy Partners, LP
2,650,000	8.375%, 12/15/2013	2,014,000
	SemGroup, LP
3,680,000	8.750%, 11/15/2015[f,k]	220,800
	Southern Star Central Corporation
1,910,000	6.750%, 3/1/2016	1,652,150
	Texas Competitive Electric Holdings Company, LLC
6,380,000	10.250%, 11/1/2015[f]	4,864,750
	Williams Companies, Inc.
2,250,000	7.625%, 7/15/2019	1,856,250
	Williams Partners, LP
1,810,000	7.250%, 2/1/2017	1,438,950

	Total Utilities	37,671,110

	Total Long-Term Fixed Income (cost $542,160,287)	398,653,929

Shares	Preferred Stock (1.3%)
Consumer Discretionary (0.1%)
63,831	General Motors Corporation, Convertible, 5.250%	411,710

	Total Consumer Discretionary	411,710

Financials (1.0%)
2,600	Bank of America Corporation, Convertible, 7.250%	1,820,000
8,660	Citigroup, Inc., Convertible, 6.500%	278,939
63,648	Credit Suisse New York, NY, Zero Coupon[o]	972,541
978	Lehman Brothers Holdings, Inc., Convertible, 7.250%[k]	1,125
69,000	Merrill Lynch & Company, Inc., 8.625%	1,417,260

	Total Financials	4,489,865

Utilities (0.2%)
3,720	NRG Energy, Inc., Convertible, 5.750%	781,014

	Total Utilities	781,014

	Total Preferred Stock (cost $8,371,344)	5,682,589

	Common Stock (<0.1%)
Communications Services (<0.1%)
4,540	XO Communications, Inc., Stock Warrants[l]	$45
6,054	XO Communications, Inc., Stock Warrants[l]	85
4,540	XO Communications, Inc., Stock Warrants[l]	50
3,026	XO Holdings, Inc., Stock Warrants[l]	511

	Total Communications Services	691

Consumer Discretionary (<0.1%)
36,330	TVMAX Holdings, Inc.[l,m]	0

	Total Consumer Discretionary	0

Materials (<0.1%)
15	Pliant Corporation[l,m]	0
	Total Materials	0

	Total Common Stock (cost $2,344,578)	691

	Collateral Held for Securities Loaned (6.9%)[n]
30,966,137	Thrivent Financial Securities Lending Trust	30,966,137

	Total Collateral Held for Securities Loaned (cost $30,966,137)	30,966,137

Shares or Principal Amount	Short-Term Investments (5.2%)[n]
	Deutsche Financial Bank, LLC
7,720,000	0.130%, 11/3/2008	7,719,944
	Federal National Mortgage Association Discount Notes
2,050,000	2.162%, 12/10/2008	2,045,228
13,845,003	Thrivent Money Market Fund	13,845,003

	Total Short-Term Investments (at amortized cost)	23,610,175

	Total Investments (cost $634,975,415) 106.7%	$482,020,283

	Other Assets and Liabilities, Net (6.7%)	(30,442,679)

	Total Net Assets 100.0%	$451,577,604

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2008

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility. Bank loans generally have rates of interest which are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the actual maturity may occur considerably earlier than the stated maturities shown.

b	All or a portion of the loan is unfunded as discussed in item 2(U) of the Notes to Financial Statements.

c	Denotes investments purchased on a when-issued or delayed delivery basis.

d	All or a portion of the security is insured or guaranteed.

e	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2008, the value of these investments was $73,362,570 or 16.2% of total net assets.

g	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

h	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Fund owned as of October 31, 2008.

Security	Acquisition Date	Cost
Rock-Tenn Company	2/28/2008	$645,450
Surgical Care Affiliates, Inc.	6/21/2007	3,220,000
Tunica Biloxi Gaming Authority	11/8/2005	4,880,088
Turning Stone Resort Casino Enterprise	9/8/2006	3,177,214
Turning Stone Resort Casino Enterprise	5/1/2007	1,516,148
Windsor Petroleum Transport Corporation	4/21/1998	2,459,096

i	Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

j	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

k	In bankruptcy.

l	Non-income producing security.

m	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

n	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

o	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$583,554
Gross unrealized depreciation	(154,055,565)

Net unrealized appreciation (depreciation)	($153,472,011)
Cost for federal income tax purposes	$635,492,294

The accompanying Notes to the Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of October 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$10,283,074	$128,399,032	$124,837,103	13,845,003	$13,845,003	$588,538
Thrivent Financial Securities Lending Trust	69,283,020	215,593,853	253,910,736	30,966,137	30,966,137	335,376
Total Value and Dividend Income	79,566,094				44,811,140	923,914

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
Alabama (0.1%)
	Alabama 21st Century Authority Tobacco Settlement Revenue Bonds
$ 1,000,000	5.750%, 12/1/2020	$928,710

	Total Alabama	928,710

Alaska (0.8%)
	Alaska Energy Authority Power Revenue Refunding Bonds (Bradley Lake) (Series 5) (FSA Insured)
3,155,000	5.000%, 7/1/2021[a]	3,128,529
	Northern Tobacco Securitization Corporation, Alaska Tobacco Settlement Asset Backed Revenue Bonds (Series A)
2,045,000	6.200%, 6/1/2022[b]	2,085,348
2,000,000	5.000%, 6/1/2032	1,362,660
	Valdez, Alaska Marine Terminal Revenue Bonds
1,625,000	0.540%, 11/3/2008[c]	1,625,000
780,000	0.540%, 11/3/2008[c]	780,000

	Total Alaska	8,981,537

Arizona (0.9%)
	Arizona Health Facilities Authority Revenue Bonds (Arizona Healthcare Pooled Financing) (FGIC Insured)
975,000	5.000%, 6/1/2011[a]	997,142
1,020,000	5.000%, 6/1/2012[a]	1,043,042
	Arizona Health Facilities Authority Revenue Bonds (Blood Systems, Inc.)
1,000,000	5.000%, 4/1/2017	964,840
1,200,000	5.000%, 4/1/2018	1,138,572
	Glendale, Arizona Industrial Development Authority Revenue Bonds
2,500,000	5.000%, 5/15/2031	2,120,875
	Glendale, Arizona Industrial Development Authority Revenue Bonds (Midwestern University) (Series A)
500,000	5.750%, 5/15/2021[b]	542,970
	Phoenix, Arizona Industrial Development Authority Government Office Lease Revenue Bonds (Capital Mall Project) (AMBAC Insured)
2,000,000	5.375%, 9/15/2020[a,b]	2,102,740
	Phoenix, Arizona Industrial Development Authority Single Family Mortgage Revenue Bonds (Series 1A) (GNMA/FNMA/FHLMC Insured)
5,000	5.875%, 6/1/2016[a]	4,979
	Pima County, Arizona Industrial Development Authority Multifamily Bonds (La Hacienda Project) (GNMA/FHA Insured)
1,285,000	7.000%, 12/20/2031[a,b]	1,435,872
	Yavapai County, Arizona Hospital Revenue Bonds (Yavapai Regional Medical Center) (Series A)
500,000	6.000%, 8/1/2033	396,910

	Total Arizona	10,747,942

Arkansas (0.5%)
	Arkansas Housing Development Agency Single Family Mortgage Revenue Bonds (FHA Insured)
240,000	8.375%, 7/1/2010[a,b]	254,697
	Arkansas State Community Water System Public Water Authority Revenue Bonds (Series B) (MBIA Insured)
2,400,000	5.000%, 10/1/2023[a]	2,355,408
	Jonesboro, Arkansas Residential Housing and Health Care Facilities Revenue Bonds (St. Bernards Regional Medical Center) (AMBAC Insured)
2,310,000	5.800%, 7/1/2011[a]	2,313,858
	Pope County, Arkansas Pollution Control Revenue Bonds (Arkansas Power and Light Company Project) (FSA Insured)
875,000	6.300%, 12/1/2016[a]	876,225

	Total Arkansas	5,800,188

California (7.9%)
	Anaheim, California Public Financing Authority Lease Revenue Bonds (Public Improvements Project) (Series A) (FSA Insured)
3,950,000	6.000%, 9/1/2024[a]	4,245,934
	California Educational Finance Authority Revenue Bonds
1,000,000	5.875%, 10/1/2034	733,330
	California Infrastructure & Economic Bank Revenue Bonds (Bay Area Toll Bridges) (1st Lien-A)
5,000,000	5.000%, 7/1/2025[b]	4,994,050
	California Pollution Control Financing Authority Revenue Bonds
900,000	0.390%, 11/3/2008[c]	900,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
California (7.9%) - continued
	California Rural Home Mortgage Finance Authority Single Family Mortgage Revenue Bonds (Series D) (GNMA/FNMA Insured) (Subject to ‘AMT’)
$50,000	7.100%, 6/1/2031[a]	$49,984
	California State General Obligation Bonds (AMBAC Insured)
2,000,000	6.300%, 9/1/2010[a]	2,123,780
	California State General Obligation Revenue Bonds
10,000,000	5.250%, 3/1/2038	9,110,600
	California State Public Works Board Lease Revenue Bonds (Department of Corrections State Prison)
3,000,000	7.400%, 9/1/2010	3,213,930
	California State Public Works Board Lease Revenue Bonds (UCLA Replacement Hospital) (Series A) (FSA Insured)
4,000,000	5.375%, 10/1/2015[a]	4,135,480
	California State Revenue General Obligation Bonds
2,000,000	5.250%, 11/1/2021	1,999,980
3,990,000	5.250%, 4/1/2029[b]	4,376,352
10,000	5.250%, 4/1/2029	9,542
	California State Unrefunded General Obligation Bonds (MBIA Insured)
300,000	6.000%, 8/1/2016[a]	301,041
	California State Veterans General Obligation Revenue Bonds (FGIC Insured) (Series AT)
2,000,000	9.500%, 2/1/2010[a]	2,152,180
	Contra Costa County, California Home Mortgage Revenue Bonds (GNMA Insured) (Escrowed to Maturity)
4,030,000	7.500%, 5/1/2014[a,b]	4,844,262
	East Bay, California Municipal Utility District Water System Revenue Bonds
10,000,000	5.000%, 6/1/2037	9,069,900
	Foothill/Eastern Transportation Corridor Agency, California Toll Road Revenue Bonds (Series A)
6,000,000	7.150%, 1/1/2013[b]	6,473,340
	Golden West Schools Financing Authority, California Revenue Bonds (Series A) (MBIA Insured)
420,000	5.800%, 2/1/2022[a]	450,530
	Los Angeles, California Unified School District Revenue Bonds
3,000,000	5.000%, 7/1/2023	2,911,830
	Pittsburg, California Redevelopment Agency Tax Allocation Bonds (Los Medanos Community Development Project) (AMBAC Insured)
5,000,000	Zero Coupon, 8/1/2024[a]	1,866,450
	Pomona, California Single Family Mortgage Revenue Bonds (Series A) (GNMA/FNMA Insured)
3,880,000	7.600%, 5/1/2023[a,b]	4,645,524
	San Bernardino County, California Single Family Mortgage Revenue Bonds (Series A) (GNMA Insured)
1,385,000	7.500%, 5/1/2023[a,b]	1,673,329
	San Diego Community College District, California Revenue Bonds (FSA guaranteed)
10,000,000	5.000%, 5/1/2030[a]	9,556,100
	San Francisco, California Bay Area Rapid Transit District Sales Tax Revenue Bonds (AMBAC Insured)
1,500,000	6.750%, 7/1/2010[a]	1,602,690
	San Jose, California Airport Revenue Bonds (Series A)
8,000,000	5.000%, 3/1/2037	6,071,040
	San Jose, California Redevelopment Agency Tax Allocation Bonds (Series A) (MBIA Insured)
2,760,000	5.000%, 8/1/2025[a]	2,439,950

	Total California	89,951,128

Colorado (5.9%)
	Colorado Educational & Cultural Facilities Authority Revenue Bonds
475,000	5.125%, 6/15/2032	364,278
1,000,000	5.375%, 6/15/2038	775,660
	Colorado Educational and Cultural Facilities Authority Revenue Bonds (Bromley East Project) (Series A)
2,000,000	7.250%, 9/15/2030[b]	2,231,280
	Colorado Educational and Cultural Facilities Authority Revenue Bonds (Cherry Creek Academy Facility, Inc.)
570,000	6.000%, 4/1/2021	508,873
1,280,000	6.000%, 4/1/2030	1,040,794
	Colorado Educational and Cultural Facilities Authority Revenue Bonds (Classical Academy)
2,825,000	7.250%, 12/1/2030[b]	3,192,532
	Colorado Educational and Cultural Facilities Authority Revenue Bonds (University Lab School Project)
1,000,000	5.750%, 6/1/2016[b]	1,072,700
The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
Colorado (5.9%) - continued
	Colorado Educational and Cultural Facilities Authority Revenue Bonds (University Lab School Project) - continued
$750,000	6.125%, 6/1/2021[b]	$811,455
6,250,000	6.250%, 6/1/2031[b]	6,781,375
	Colorado Health Facilities Authority Revenue Bonds
615,000	6.250%, 12/1/2010[b]	628,542
160,000	6.250%, 12/1/2010	161,659
3,080,000	6.800%, 12/1/2020[b]	3,389,047
1,920,000	6.800%, 12/1/2020	1,959,399
3,000,000	5.750%, 5/15/2036	2,337,900
	Colorado Health Facilities Authority Revenue Bonds (Parkview Medical Center Project)
1,000,000	6.500%, 9/1/2020[b]	1,093,980
500,000	6.600%, 9/1/2025[b]	548,335
	Colorado Housing and Finance Authority Revenue Bonds (Single Family Program) (Series A-2) (Subject to ‘AMT’)
110,000	7.450%, 10/1/2016	102,899
	Colorado Housing and Finance Authority Revenue Bonds (Single Family Program) (Series A-3)
30,000	7.250%, 4/1/2010	30,118
	Colorado Housing and Finance Authority Revenue Bonds (Single Family Program) (Series B-3)
385,000	6.700%, 8/1/2017	366,100
	Colorado Housing and Finance Authority Revenue Bonds (Single Family Program) (Series C-3) (FHA/VA Insured)
45,000	7.150%, 10/1/2030[a]	44,999
	Colorado Housing and Finance Authority Single Family Revenue Bonds (Series A-3)
20,000	7.000%, 11/1/2016	20,000
	Colorado Housing and Finance Authority Single Family Revenue Bonds (Series D-2) (Subject to ‘AMT’)
515,000	6.350%, 11/1/2029	499,025
	Colorado State Higher Education Capital Construction Lease Purchase Program Certificates of Participation
1,500,000	5.500%, 11/1/2027[d]	1,456,995
	Colorado Water Resources and Power Development Authority Clean Water Revenue Unrefunded Bonds (Series A) (FSA Insured)
50,000	6.250%, 9/1/2013[a]	50,067
	Colorado Water Resources and Power Development Authority Small Water Resources Revenue Bonds (Series A) (FGIC Insured)
3,525,000	5.250%, 11/1/2021[a]	3,556,478
	Denver, Colorado City and County Airport Revenue Bonds (Series A)
5,000,000	5.000%, 11/15/2022	4,634,700
	Denver, Colorado City and County Bonds
6,000,000	5.600%, 10/1/2029	6,102,420
	Denver, Colorado Health and Hospital Authority Healthcare Revenue Bonds (Series A)
2,000,000	5.250%, 12/1/2031	1,485,160
	Denver, Colorado Health and Hospital Authority Healthcare Revenue Bonds (Series A) (ACA/CBI Insured)
2,000,000	6.250%, 12/1/2016[a,b]	2,189,360
	Goldsmith, Colorado Metropolitan District Capital Appreciation General Obligation Bonds (MBIA Insured)
1,885,000	Zero Coupon, 12/1/2008[a]	1,876,327
	Jefferson County, Colorado School District General Obligation Bonds (FSA Guaranteed)
10,000,000	5.000%, 12/15/2016[a]	10,505,800
	Larimer County, Colorado School District #R1 Poudre Valley General Obligation Bonds (MBIA/IBC Insured)
3,000,000	7.000%, 12/15/2016[a]	3,572,190
	Northwest Parkway Public Highway Authority, Colorado Capital Appreciation Revenue Bonds (Series C) (AMBAC Insured)
4,000,000	Zero Coupon, 6/15/2011[a,b,e]	3,689,160

	Total Colorado	67,079,607

Connecticut (0.4%)
	Connecticut State Special Tax Obligation Revenue Bonds (Transportation Infrastructure) (Series B)
4,000,000	6.500%, 10/1/2010	4,277,280

	Total Connecticut	4,277,280

District of Columbia (0.5%)
	District of Columbia Tobacco Settlement Financing Corporation Revenue Bonds
6,205,000	6.250%, 5/15/2024	5,459,531

	Total District of Columbia	5,459,531

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
Florida (1.7%)
	Brevard County, Florida Housing Finance Authority Homeowner Mortgage Revenue Bonds (Series B) (GNMA Insured)
$343,000	6.500%, 9/1/2022[a]	$334,998
	Clay County, Florida Housing Finance Authority Single Family Mortgage Revenue Bonds (GNMA/FNMA Insured) (Subject to ‘AMT’)
815,000	6.000%, 4/1/2029[a]	777,909
	Florida State Board of Education Capital Outlay Unrefunded General Obligation Bonds (MBIA Insured)
620,000	9.125%, 6/1/2014[a]	717,166
	Florida State Revenue Bonds (Jacksonville Transportation)
1,520,000	5.000%, 7/1/2019	1,490,391
	Hillsborough County, Florida Industrial Development Authority Pollution Control Revenue Bonds
2,000,000	5.150%, 9/1/2025	1,897,140
	Jacksonville, Florida Health Facilities Authority Revenue Bonds (Series C)
1,500,000	5.750%, 8/15/2015[b]	1,556,955
	Leon County, Florida Educational Facilities Authority Certificates of Participation
1,145,000	8.500%, 9/1/2017[b]	1,507,725
	Orange County, Florida Health Facilities Authority Revenue Bonds (Orlando Regional Healthcare System) (Series A) (MBIA Insured)
2,000,000	6.250%, 10/1/2018[a]	2,136,240
	Orange County, Florida Housing Finance Authority Homeowner Revenue Bonds (Series B-1) (GNMA/FNMA Insured) (Subject to ‘AMT’)
135,000	5.900%, 9/1/2028[a]	132,193
	Palm Beach County, Florida Housing Finance Authority Single Family Homeowner Revenue Bonds (Series A-1) (GNMA/FNMA Insured) (Subject to ‘AMT’)
60,000	5.900%, 10/1/2027[a]	57,685
	South Miami, Florida Health Facilities Authority Hospital Revenue Bonds
6,000,000	5.000%, 8/15/2032	4,744,260
	Tallahassee, Florida Consolidated Utility Revenue Bonds
4,000,000	5.000%, 10/1/2032	3,730,200

	Total Florida	19,082,862

Georgia (3.2%)
	Bibb County, Georgia Authority Environmental Improvement Revenue Bonds
6,900,000	4.850%, 12/1/2009	6,737,919
	Brunswick, Georgia Water and Sewer Revenue Refunding Bonds (MBIA Insured)
1,275,000	6.000%, 10/1/2011[a]	1,328,269
1,500,000	6.100%, 10/1/2019[a]	1,691,175
	Burke County Georgia Development Authority Pollution Control Revenue Bonds
6,000,000	5.700%, 1/1/2043	5,124,240
	Chatham County, Georgia Hospital Authority Revenue Bonds (C/O Memorial Medical Center)
1,560,000	5.750%, 1/1/2029	1,127,038
	Chatham County, Georgia Hospital Authority Revenue Bonds (Memorial Health University Medical Center)
1,000,000	6.125%, 1/1/2024	801,750
	Cherokee County, Georgia Water and Sewer Authority Revenue Refunding Bonds (MBIA Insured)
5,000,000	5.500%, 8/1/2018[a]	5,328,550
	Gainesville, Georgia Redevelopment Authority Educational Facilities Revenue Bonds
5,275,000	5.125%, 3/1/2027	3,676,939
	Georgia State General Obligation Bonds (Series D)
3,500,000	5.000%, 8/1/2012	3,716,370
	Georgia State Prerefunded Balance General Obligation Bonds (Series B)
35,000	5.650%, 3/1/2012[b]	37,887
	Georgia State Unrefunded Balance General Obligation Bonds (Series B)
1,965,000	5.650%, 3/1/2012	2,118,702
	Milledgeville-Balswin County, Georgia Development Authority Revenue Bonds
2,500,000	5.500%, 9/1/2024[b]	2,770,450
	Savannah, Georgia Economic Development Authority Student Housing Revenue Bonds (State University Project) (Series A) (ACA Insured)
1,500,000	6.750%, 11/15/2020[a,b]	1,643,400

	Total Georgia	36,102,689

Hawaii (2.2%)
	Hawaii State Highway Revenue Bonds
7,330,000	5.500%, 7/1/2018	7,880,629

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
Hawaii (2.2%) - continued
	Honolulu, Hawaii City & County Board of Water Supply Water System Revenue Bonds (Series A)
$5,000,000	5.000%, 7/1/2036	$4,560,250
	Honolulu, Hawaii City & County Revenue Bonds (Series A) (FSA Insured)
10,000,000	5.250%, 3/1/2027[a]	10,022,200
	Honolulu, Hawaii City & County Revenue Bonds (Unrefunded Balance) (Series A) (FGIC Insured)
2,555,000	6.250%, 4/1/2014[a]	2,855,545

	Total Hawaii	25,318,624

Idaho (0.4%)
	Idaho Falls, Idaho General Obligation Bonds (FGIC Insured)
3,115,000	Zero Coupon, 4/1/2010[a]	2,974,109
2,000,000	Zero Coupon, 4/1/2011[a]	1,818,260

	Total Idaho	4,792,369

Illinois (9.3%)
	Broadview, Illinois Tax Increment Tax Allocation Revenue Bonds
2,000,000	5.250%, 7/1/2012	1,911,500
1,000,000	5.375%, 7/1/2015	912,370
10,000,000	Chicago, Illinois Capital Appreciation City Colleges General Obligation Bonds (FGIC Insured) Zero Coupon, 1/1/2024[a]	4,124,400
	Chicago, Illinois Lakefront Millennium Project General Obligation Bonds (MBIA Insured)
3,000,000	5.750%, 1/1/2029[a,b]	3,294,420
	Chicago, Illinois Single Family Mortgage Revenue Bonds (Series C) (GNMA/FNMA/FHLMC Insured) (Subject to ‘AMT’)
125,000	7.050%, 10/1/2030[a]	125,399
130,000	7.000%, 3/1/2032[a]	124,016
	Chicago, Illinois Tax Increment Capital Appreciation Tax Allocation Bonds (Series A) (ACA Insured)
7,200,000	Zero Coupon, 11/15/2014[a]	4,736,376
	Cook County, Illinois Community Consolidated School District #15 Palatine Capital Appreciation General Obligation Bonds (FGIC Insured)
1,000,000	Zero Coupon, 12/1/2014[a,b]	759,140
	Cook County, Illinois General Obligation Bonds (Series A) (MBIA Insured)
2,500,000	6.250%, 11/15/2011[a]	2,720,600
	Cook County, Illinois School District #99 Cicero General Obligation Bonds (FGIC Insured)
1,250,000	8.500%, 12/1/2011[a]	1,435,225
1,565,000	8.500%, 12/1/2014[a]	1,927,031
1,815,000	8.500%, 12/1/2016[a]	2,301,765
	Du Page County, Illinois General Obligation Bonds (Stormwater Project)
1,000,000	5.600%, 1/1/2021	1,082,770
	Illinois Development Finance Authority Revenue Bonds (Midwestern University) (Series B)
1,000,000	6.000%, 5/15/2026[b]	1,092,020
	Illinois Educational Facilities Authority Revenue Bonds (Northwestern University)
4,900,000	5.250%, 11/1/2032[b]	5,310,571
	Illinois Educational Facilities Authority Student Housing Revenue Bonds (University Center Project)
1,000,000	6.625%, 5/1/2017[b]	1,122,220
	Illinois Health Facilities Authority Revenue Bonds (Bethesda Home and Retirement) (Series A)
1,600,000	6.250%, 9/1/2014	1,537,328
	Illinois Health Facilities Authority Revenue Bonds (Centegra Health Systems)
2,000,000	5.250%, 9/1/2018	1,831,220
	Illinois Health Facilities Authority Revenue Bonds (Lutheran General Health Care Facilities) (FSA Insured)
2,000,000	6.000%, 4/1/2018[a]	2,176,280
	Illinois Health Facilities Authority Revenue Bonds (Passavant Memorial Area Hospital Association)
2,500,000	6.000%, 10/1/2024[b]	2,686,575
	Illinois Health Facilities Authority Revenue Bonds (Rush-Presbyterian-St. Lukes) (Series A) (MBIA Insured)
4,180,000	5.250%, 11/15/2014[a]	4,233,295
	Illinois Health Facilities Authority Revenue Bonds (Swedish American Hospital)
3,970,000	6.875%, 11/15/2030[b]	4,217,410
	Illinois Health Facilities Authority Revenue Bonds (Thorek Hospital and Medical Center)
4,655,000	5.250%, 8/15/2018	4,132,476
	Illinois Health Facilities Authority Unrefunded Revenue Bonds (Series B) (MBIA/IBC Insured)
2,120,000	5.250%, 8/15/2018[a]	2,138,762

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
Illinois (9.3%) - continued
	Illinois State Sales Tax Revenue Bonds (Second Series)
$7,900,000	5.750%, 6/15/2018	$8,611,711
	Illinois State Sales Tax Revenue Bonds (Series L)
3,065,000	7.450%, 6/15/2012	3,484,445
	Illinois, Rush University Medical Center Finance Authority Refunding Bonds (Series B) (MBIA Insured)
1,000,000	5.250%, 11/1/2035[a]	778,990
	Joliet, Illinois Regional Port District Marine Term Revenue Bonds
955,000	0.540%, 11/3/2008[c]	955,000
	McHenry County, Illinois Community High School District #157 General Obligation Bonds (FSA Insured)
3,035,000	9.000%, 12/1/2017[a]	3,968,718
	McLean County, Illinois Bloomington - Normal Airport Central Illinois Regional Authority Revenue Bonds (Subject to ‘AMT’)
4,000,000	6.050%, 12/15/2019	3,589,760
	Metropolitan Pier and Exposition Authority, Illinois State Tax Revenue Bonds (McCormick Place Exposition Project) (FGIC Insured)
1,410,000	5.250%, 12/15/2028[a]	1,379,093
	Metropolitan Pier and Exposition Authority, Illinois State Tax Revenue Bonds (McCormick Place Exposition Project) (Series A) (FGIC Insured)
885,000	5.500%, 6/15/2015[a]	952,358
17,505,000	Zero Coupon, 6/15/2020[a]	9,207,980
	Metropolitan Pier and Exposition Authority, Illinois State Tax Revenue Bonds (McCormick Place Exposition Project) (Series A) (MBIA Insured)
3,100,000	Zero Coupon, 6/15/2024[a]	1,263,994
2,000,000	Zero Coupon, 12/15/2024[a]	792,400
	Metropolitan Pier and Exposition Authority, Illinois State Tax Revenue Bonds (McCormick Place Exposition Project) (Series B) (MBIA Insured)
7,000,000	Zero Coupon, 6/15/2012[a,e]	5,873,070
	Metropolitan Water Reclamation District of Greater Chicago General Obligation Refunding Bonds
6,550,000	5.250%, 12/1/2032	6,487,906
	Regional Transportation Authority, Illinois Revenue Bonds (Series A) (FGIC Insured)
3,000,000	6.700%, 11/1/2021[a]	3,402,480

	Total Illinois	106,681,074

Indiana (0.9%)
	Ball State University, Indiana University Student Fee Revenue Bonds (Series K) (FGIC Insured)
$700,000	5.750%, 7/1/2020[a,b]	757,078
	East Chicago, Indiana Elementary School Building Corporation Revenue Bonds
1,250,000	6.250%, 1/5/2016	1,332,887
	Indiana Health and Educational Facilities Finance Authority Hospital Revenue Bonds
500,000	5.250%, 5/15/2041	441,085
	Indiana Transportation Finance Authority Highway Revenue Bonds (Series A)
250,000	6.800%, 12/1/2016	279,640
	Indiana Transportation Finance Authority Highway Revenue Bonds (Series A) (MBIA/IBC Insured)
985,000	7.250%, 6/1/2015[a,b]	1,047,380
	Indiana Transportation Finance Authority Highway Unrefunded Revenue Bonds (Series A) (MBIA/IBC Insured)
3,565,000	7.250%, 6/1/2015[a]	4,026,846
	Purdue University, Indiana Revenue Bonds (Student Fees) (Series L)
2,120,000	5.000%, 7/1/2020	2,127,844

	Total Indiana	10,012,760

Iowa (0.9%)
	Coralville, Iowa Urban Renewal Annual Appropriation Revenue Bonds (Tax Increment-H2)
2,085,000	5.000%, 6/1/2011	2,135,937
3,125,000	5.000%, 6/1/2021	2,831,125
	Iowa Finance Authority Health Care Facilities Revenue Bonds (Genesis Medical Center)
4,500,000	6.250%, 7/1/2025	4,535,325
	Iowa Finance Authority Single Family Revenue Bonds (Series E)
1,740,000	5.000%, 1/1/2037	1,274,724

	Total Iowa	10,777,111

Kansas (0.7%)
	Kansas State Development Finance Authority Health Facility Revenue Bonds
90,000	5.375%, 11/15/2024[b]	96,683
910,000	5.375%, 11/15/2024	902,747
	Olathe, Kansas Health Facilities Revenue Bonds (Olathe Medical Center Project) (Series A) (AMBAC Insured)
2,000,000	5.500%, 9/1/2025[a]	1,961,140
	Salina, Kansas Hospital Revenue Bonds
1,725,000	5.000%, 10/1/2036	1,337,030

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
Kansas (0.7%) - continued
	Sedgwick and Shawnee Counties, Kansas Single Family Mortgage Revenue Bonds (Series A-2) (GNMA Insured)
$225,000	6.700%, 6/1/2029[a]	$218,637
	Wyandotte County/Kansas City, Kansas Unified Government Special Obligation Revenue Bonds (2nd Lien-B)
4,350,000	5.000%, 12/1/2020	3,712,377

	Total Kansas	8,228,614

Kentucky (0.5%)
	Kentucky Economic Development Authority Louisville Arena Project Revenue Bonds
1,000,000	6.000%, 12/1/2033	956,320
	Kentucky State Turnpike Authority Economic Development Revenue Bonds (Revitalization Project) (FGIC Insured)
5,345,000	Zero Coupon, 1/1/2010[a]	5,180,695

	Total Kentucky	6,137,015

Louisiana (2.4%)
	Jefferson Parish, Louisiana Home Mortgage Authority Single Family Mortgage Revenue Bonds (Series A-2) (GNMA/FNMA Insured) (Subject to ‘AMT’)
500,000	7.500%, 12/1/2030[a]	500,045
	Jefferson Parish, Louisiana Home Mortgage Authority Single Family Mortgage Revenue Bonds (Series D-1) (GNMA/FNMA Insured) (Subject to ‘AMT’)
150,000	7.500%, 6/1/2026[a]	150,018
	Louisiana Housing Finance Agency Single Family Mortgage Revenue Bonds (Series D-2) (GNMA/FNMA Insured) (Subject to ‘AMT’)
125,000	7.050%, 6/1/2031[a]	124,555
	Louisiana Public Facilities Authority Hospital Revenue Bonds (Lake Charles Memorial) (AMBAC/TCRS Insured)
3,000,000	8.625%, 12/1/2030[a,b]	3,413,850
	Louisiana Public Facilities Authority Revenue Bonds
500,000	5.000%, 7/1/2031	362,750
	Louisiana Public Facilities Authority Revenue Bonds (MBIA Insured)
4,745,000	5.250%, 3/1/2031[a]	4,259,729
	New Orleans, Louisiana General Obligation Bonds (AMBAC Insured)
6,500,000	Zero Coupon, 9/1/2012[a]	5,547,295
	Parish of St. John Baptist, Louisiana Revenue Bonds (Marathon Oil Corporation Project) (Series 2007A) (Non- AMT)
10,000,000	5.125%, 6/1/2037	6,232,300
	Regional Transportation Authority, Louisiana Sales Tax Revenue Bonds (Series A) (FGIC Insured)
2,605,000	8.000%, 12/1/2012[a]	2,992,884
	Tobacco Settlement Financing Corporation, Louisiana Revenue Bonds (Series 2001-B)
4,200,000	5.500%, 5/15/2030	3,536,106

	Total Louisiana	27,119,532

Maryland (0.8%)
	Maryland State Economic Development Corporation Revenue Bonds (Lutheran World Relief)
1,815,000	7.200%, 4/1/2025[b]	1,960,998
	Maryland State Economic Development Corporation Student Housing Revenue Bonds (Sheppard Pratt) (ACA Insured)
1,550,000	6.000%, 7/1/2033[a]	1,180,728
	Maryland State Health and Higher Educational Facilities Authority Revenue Bonds (University of Maryland Medical System)
1,000,000	6.000%, 7/1/2022[b]	1,091,490
	Morgan State University, Maryland Academic and Auxiliary Facilities Fees Revenue Bonds (MBIA Insured)
4,500,000	6.050%, 7/1/2015[a]	4,895,280
	Prince George’s County, Maryland Housing Authority Single Family Mortgage Revenue Bonds (Series A) (GNMA/FNMA/FHLMC Insured) (Subject to ‘AMT’)
5,000	7.400%, 8/1/2032[a]	4,958

	Total Maryland	9,133,454

Massachusetts (3.0%)
	Massachusetts Bay Transportation Authority Sales Tax Revenue Bonds (Series B) (MBIA Insured)
5,000,000	5.500%, 7/1/2025[a]	5,092,700
	Massachusetts State Construction Lien General Obligation Bonds (Series A) (FGIC-TCRS Insured)
4,935,000	5.250%, 1/1/2013[a]	5,252,321

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
Massachusetts (3.0%) - continued
	Massachusetts State Development Finance Agency Revenue Bonds (Devens Electric Systems)
$725,000	5.625%, 12/1/2016	$729,908
	Massachusetts State Health and Educational Facilities Authority Revenue Bonds
15,000,000	5.250%, 7/1/2033	14,555,100
	Massachusetts State Health and Educational Facilities Authority Revenue Bonds (Partners Healthcare System) (Series C)
1,000,000	6.000%, 7/1/2016	1,035,040
	Massachusetts State School Building Authority Dedicated Sales Tax Revenue Bonds (Series A) (MBIA Insured)
3,000,000	5.000%, 8/15/2027[a]	2,921,370
	Massachusetts State Water Pollution Abatement Trust Revenue Bonds
5,000,000	5.000%, 8/1/2024	4,940,600

	Total Massachusetts	34,527,039

Michigan (2.6%)
	East Lansing, Michigan Building Authority General Obligation Bonds
2,000,000	5.700%, 4/1/2020	2,162,060
	Kalamazoo, Michigan Hospital Finance Authority Revenue Bonds
3,250,000	5.000%, 5/15/2026	2,959,548
	Livonia, Michigan Public Schools School District General Obligation Bonds (FGIC Insured)
1,500,000	Zero Coupon, 5/1/2009[a,b]	1,483,965
	Michigan Public Power Agency Revenue Bonds (Combustion Turbine #1 Project) (Series A) (AMBAC Insured)
1,380,000	5.250%, 1/1/2016[a]	1,420,268
	Michigan State Hospital Finance Authority Revenue Bonds (Detroit Medical Center)
45,000	8.125%, 8/15/2012	45,106
	Michigan State Hospital Finance Authority Revenue Bonds (MBIA Insured)
2,825,000	5.375%, 8/15/2014[a,b]	3,004,359
	Michigan State Hospital Finance Authority Revenue Bonds (Series P) (MBIA Insured)
175,000	5.375%, 8/15/2014[a,b]	183,404
	Michigan State Hospital Finance Authority Revenue Refunding Bonds (Crittenton Hospital) (Series A)
2,750,000	5.500%, 3/1/2022	2,622,400
	Michigan State Trunk Line Fund Revenue Bonds (FSA Insured)
5,000,000	5.000%, 11/1/2022[a]	5,029,250
	Rochester, Michigan Community School District General Obligation Bonds (MBIA Insured)
4,500,000	5.000%, 5/1/2019[a]	4,618,260
	Sault Ste. Marie, Michigan Chippewa Indians Housing Authority Revenue Bonds (Tribal Health and Human Services Center)
2,340,000	7.750%, 9/1/2012	2,341,240
	St. Clair County, Michigan Economic Development Corporation Revenue Bonds (Detroit Edison) (Series AA) (AMBAC Insured)
2,000,000	6.400%, 8/1/2024[a]	2,036,540
	Summit Academy North, Michigan Public School Academy Certificates of Participation
990,000	6.550%, 7/1/2014[b]	1,054,083
690,000	8.375%, 7/1/2030[b]	754,356

	Total Michigan	29,714,839

Minnesota (3.8%)
	Baytown Township Minnesota Revenue Bonds
1,000,000	7.000%, 8/1/2038	828,070
	Minneapolis and St. Paul, Minnesota Housing & Redevelopment Authority Healthcare System (Healthpartners Obligation Group Project)
800,000	6.000%, 12/1/2021	681,480
	Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Airport Revenue Bonds
2,030,000	5.000%, 1/1/2022	1,751,748
	Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Airport Revenue Bonds (Series A) (AMBAC Insured)
5,000,000	5.000%, 1/1/2035[a]	4,241,800
	Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Airport Revenue Bonds (Series C) (FGIC Insured)
5,000,000	5.000%, 1/1/2031[a]	4,292,500
	Minneapolis, Minnesota Community Development Agency Tax Increment Revenue Bonds (MBIA Insured)
7,685,000	Zero Coupon, 3/1/2009[a]	7,622,367

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
Minnesota (3.8%) - continued
	Minnesota Agricultural and Economic Development Board Health Care System Unrefunded Balance Revenue Bonds (Fairview Hospital) (Series A) (MBIA Insured)
$85,000	5.750%, 11/15/2026[a]	$87,554
	Minnesota Higher Education Facilities Authority Revenue Bonds (College of Art and Design) (Series 5-D)
1,000,000	6.625%, 5/1/2020[b]	1,059,460
	Minnesota Higher Education Facilities Authority Revenue Bonds (University of St. Thomas) (Series 5-Y)
530,000	5.250%, 10/1/2019	535,062
	North Oaks, Minnesota Senior Housing Revenue Bonds (Presbyterian Homes, North Oaks)
2,000,000	6.125%, 10/1/2039	1,509,400
	Northern Municipal Power Agency Minnesota Electric System Revenue Bonds (Series A)
2,000,000	5.000%, 1/1/2026	1,869,940
	Northfield, Minnesota Hospital Revenue Bonds (Series C)
1,000,000	6.000%, 11/1/2021[b]	1,079,200
1,300,000	6.000%, 11/1/2026[b]	1,402,960
2,040,000	6.000%, 11/1/2031[b]	2,201,568
	St. Louis Park, Minnesota Health Care Facilities Revenue Bonds
2,000,000	5.250%, 7/1/2030[b]	2,169,540
1,000,000	5.750%, 7/1/2030	837,540
	St. Paul, Minnesota Housing and Redevelopment Authority Educational Facility Revenue Bonds
4,000,000	5.000%, 10/1/2024	3,707,280
	St. Paul, Minnesota Housing and Redevelopment Authority Health Care Facilities Revenue Bonds (Healthpartners Obligation Group PJ)
230,000	5.250%, 5/15/2019	189,847
1,500,000	5.250%, 5/15/2036	1,024,200
	St. Paul, Minnesota Housing and Redevelopment Authority Lease Parking Facilities Revenue Bonds (Rivercentre Parking Ramp)
1,690,000	6.000%, 5/1/2013	1,707,255
	White Earth Band of Chippewa Indians, Minnesota Revenue Bonds (Series A) (ACA Insured)
4,135,000	7.000%, 12/1/2011[a]	4,200,829

	Total Minnesota	42,999,600

Missouri (1.9%)
	Jackson County, Missouri Special Obligation Harry S. Truman Sports Complex Revenue Bonds (AMBAC Insured)
7,500,000	5.000%, 12/1/2027[a]	7,188,300
	Missouri State Environmental Improvement and Energy Resources Authority Pollution Control Revenue Bonds (Associated Electric Coop Project)
2,000,000	4.375%, 12/1/2034	2,010,200
	Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Revenue Bonds (Series A)
1,000,000	5.250%, 1/1/2018	1,033,820
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds
2,500,000	5.000%, 5/15/2020	2,367,875
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Barnes Jewish, Inc. Christian) (Series A)
3,000,000	5.250%, 5/15/2014	3,082,320
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Lake Regional Health Securities Project)
1,500,000	5.600%, 2/15/2025	1,224,705
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Saint Anthony’s Medical Center)
1,000,000	6.250%, 12/1/2030[b]	1,085,170
	Missouri State Health and Educational Facilities Authority Revenue Bonds (Lake of the Ozarks)
655,000	6.500%, 2/15/2021	604,912
	Missouri State Housing Development Commission Single Family Mortgage Revenue Bonds (Series B-1) (GNMA/FNMA Insured) (Subject to ‘AMT’)
120,000	7.450%, 9/1/2031[a]	118,420
	Missouri State Housing Development Commission Single Family Mortgage Revenue Bonds (Series C-1) (GNMA/FNMA Insured)
125,000	6.550%, 9/1/2028[a]	122,807

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
Missouri (1.9%) - continued
	Missouri State Housing Development Commission Single Family Mortgage Revenue Bonds (Series C-1) (GNMA/FNMA Insured) (Subject to ‘AMT’)
$225,000	7.150%, 3/1/2032[a]	$224,764
	St. Charles County, Missouri Francis Howell School District General Obligation Bonds (Series A)
2,000,000	5.250%, 3/1/2018	2,105,260

	Total Missouri	21,168,553

Montana (1.3%)
	Montana Facility Finance Authority Revenue Providence Health and Services Revenue Bonds
2,830,000	5.000%, 10/1/2024	2,515,474
	Montana State Board of Housing Single Family Mortgage Revenue Bonds (Series A-1)
40,000	6.000%, 6/1/2016	36,812
	Montana State Board of Housing Single Family Mortgage Revenue Bonds (Series A-2) (Subject to ‘AMT’)
140,000	6.250%, 6/1/2019	125,670
	Montana State Board of Investment Refunded Balance 1996 Payroll Tax Revenue Bonds (MBIA Insured)
2,385,000	6.875%, 6/1/2020[a,b]	2,471,504
	Montana State Board of Investment Refunded Revenue Bonds (1996 Payroll Tax) (MBIA Insured)
775,000	6.875%, 6/1/2020[a,b]	803,109
	Montana State Board of Investment Refunded Revenue Bonds (Payroll Tax) (MBIA Insured)
1,240,000	6.875%, 6/1/2020[a,b]	1,284,975
	Montana State Board of Regents Revenue Bonds (Higher Education-University of Montana) (Series F) (MBIA insured)
1,165,000	5.750%, 5/15/2016[a]	1,215,421
	Montana State Health Facilities Authority Revenue Bonds (Hillcrest Senior Living Project)
3,000,000	7.375%, 6/1/2030[b]	3,266,070
	Montana State Hospital Finance Authority Revenue Refunding Bonds
3,860,000	5.250%, 6/1/2018	3,577,216

	Total Montana	15,296,251

Nebraska (1.8%)
	Douglas County, Nebraska Hospital Authority Revenue Bonds
2,000,000	5.750%, 11/1/2048	1,546,960
	Nebraska Public Power District Revenue Bonds (Series B) (AMBAC Insured)
2,500,000	5.000%, 1/1/2013[a]	2,590,825
	Omaha, Nebraska Public Power District Electric Revenue Bonds (Series A)
5,780,000	5.000%, 2/1/2046	5,112,699
	Omaha, Nebraska Public Power District Revenue Bonds (Series B)
3,455,000	6.150%, 2/1/2012[b]	3,639,946
	Omaha, Nebraska Special Assessment Bonds (Riverfront Redevelopment Project) (Series A)
1,675,000	5.500%, 2/1/2015	1,765,232
	University of Nebraska Revenue Bonds (Lincoln Student Fees & Facilities) (Series B)
6,000,000	5.000%, 7/1/2023	5,956,500

	Total Nebraska	20,612,162

New Hampshire (0.1%)
	New Hampshire State Health and Education Facilities Authority Revenue Bonds
1,800,000	5.000%, 1/1/2036	1,216,692

	Total New Hampshire	1,216,692

New Jersey (1.8%)
	Hudson County, New Jersey Department of Finance and Administration Certificate Of Participation (MBIA Insured)
2,000,000	6.250%, 12/1/2015[a]	2,217,580
	New Jersey State Educational Facilities Authority Revenue Bonds
965,000	0.360%, 11/3/2008[c]	965,000
	New Jersey State Highway Authority Revenue Bonds (Series L)
1,000,000	5.250%, 7/15/2018	1,057,530
	New Jersey State Turnpike Authority Revenue Bonds (Series C) (AMBAC-TCRS Insured)
3,695,000	6.500%, 1/1/2016[a,b]	4,156,099
260,000	6.500%, 1/1/2016[a,b]	292,446
745,000	6.500%, 1/1/2016[a]	829,453
	New Jersey Transportation Trust Fund Authority Revenue Bonds (Transportation System) (Series A) (FSA Insured)
5,000,000	5.500%, 12/15/2016[a]	5,195,150

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
New Jersey (1.8%) - continued
	Ocean County, New Jersey Utilities Authority Wastewater Revenue Bonds
$3,180,000	5.250%, 1/1/2025	$3,190,081
	West New York, New Jersey Municipal Utilities Authority Revenue Bonds (FGIC Insured)
2,595,000	Zero Coupon, 12/15/2009[a,b]	2,538,247

	Total New Jersey	20,441,586

New Mexico (1.0%)
	Jicarilla, New Mexico Apache Nation Revenue Bonds (Series A)
3,500,000	5.500%, 9/1/2023	3,468,220
	New Mexico Mortgage Finance Authority Single Family Mortgage Capital Appreciation Revenue Bonds (Series D-2) (Subject to ‘AMT’)
145,000	Zero Coupon, 9/1/2009[e]	127,759
	New Mexico Mortgage Finance Authority Single Family Mortgage Revenue Bonds (Series C-2) (GNMA/FNMA Insured) (Subject to ‘AMT’)
475,000	6.950%, 9/1/2031[a]	482,814
	Sandoval County, New Mexico Incentive Payment Revenue Bonds
7,500,000	5.000%, 6/1/2020	7,408,950

	Total New Mexico	11,487,743

New York (8.3%)
	Metropolitan Transportation Authority, New York Transportation Facilities Revenue Bonds (Series A)
5,000,000	5.500%, 7/1/2017	5,252,400
	Metropolitan Transportation Authority, New York Transportation Facilities Revenue Bonds (Series O)
4,225,000	5.750%, 7/1/2013[b]	4,484,964
	New York State Dormitory Authority Revenue Bonds (Series B)
4,000,000	5.250%, 5/15/2012[c]	4,115,200
	New York State Dormitory Authority Revenue Bonds (State University Educational Facilities) (Series A)
2,000,000	7.500%, 5/15/2013	2,285,480
5,000,000	5.875%, 5/15/2017	5,266,300
	New York State Local Government Assistance Corporation Revenue Bonds (Series E) (MBIA/IBC Insured)
2,000,000	5.250%, 4/1/2016[a]	2,110,120
	New York State Mortgage Agency Revenue Bonds (Series 26)
495,000	5.350%, 10/1/2016	487,793
	New York State Thruway Authority Revenue Bonds (Series B) (FSA Insured)
2,500,000	5.000%, 4/1/2015[a]	2,641,400
	New York State Urban Development Corporation Revenue Bonds (Correctional and Youth Facilities) (Series A)
20,000,000	5.000%, 1/1/2017	20,478,800
	New York, New York City Municipal Water and Sewer System Revenue Bonds (Series A) (AMBAC Insured)
2,000,000	5.875%, 6/15/2012[a,b]	2,197,480
	New York, New York City Transitional Finance Authority Revenue Bonds
735,000	5.375%, 11/15/2021[b]	746,804
	New York, New York City Transitional Finance Authority Revenue Bonds (Future Tax Secured) (Series A)
8,940,000	5.500%, 11/1/2011[c,e]	9,350,078
1,805,000	5.375%, 11/15/2021[b]	1,961,493
	New York, New York City Transitional Finance Authority Revenue Bonds (Future Tax Secured) (Series B)
13,000,000	5.250%, 2/1/2011[c,e]	13,411,450
	New York, New York General Obligation Bonds (Series A)
1,750,000	5.500%, 8/1/2022	1,765,803
	New York, New York General Obligation Bonds (Series B)
12,000,000	5.250%, 8/1/2017	12,273,240
	New York, New York General Obligation Bonds (Series H) (FSA/CR Insured)
655,000	5.250%, 3/15/2016[a,b]	670,556
	New York, New York General Obligation Bonds (Series I-1)
5,000,000	5.000%, 4/1/2023	4,763,650
	New York, New York Municipal Water Finance Authority and Sewer System Revenue Bonds
1,000,000	5.750%, 6/15/2040	995,600

	Total New York	95,258,611

North Carolina (2.4%)
	North Carolina Eastern Municipal Power Agency Power System Prerefunded Revenue Bonds (Series A)
1,475,000	6.000%, 1/1/2026[b]	1,641,483
	North Carolina Eastern Municipal Power Agency Power System Revenue Bonds
4,000,000	5.375%, 1/1/2017	4,001,920
7,170,000	5.250%, 1/1/2020	6,695,561

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
North Carolina (2.4%) - continued
	North Carolina Eastern Municipal Power Agency Power System Revenue Bonds (Series B)
$2,375,000	5.500%, 1/1/2021	$2,271,379
	North Carolina Eastern Municipal Power Agency Power System Revenue Bonds (Series D)
5,000,000	5.500%, 1/1/2014	5,155,550
2,000,000	6.750%, 1/1/2026	2,011,260
	North Carolina Municipal Power Agency #1 Catawba Electric Revenue Bonds (Series B)
250,000	6.500%, 1/1/2009	251,640
610,000	6.375%, 1/1/2013	627,653
	North Carolina Municipal Power Agency #1 Catawba Electric Revenue Bonds (Series B) (MBIA Insured)
4,000,000	6.000%, 1/1/2011[a]	4,233,000
	Wake County, North Carolina Industrial, Facilities, and Pollution Control Revenue Bonds (Carolina Power and Light Company Project)
1,000,000	5.375%, 2/1/2017	990,410

	Total North Carolina	27,879,856

North Dakota (0.8%)
	Grand Forks, North Dakota Health Care System Revenue Bonds (Altru Health Systems Group)
3,500,000	7.125%, 8/15/2024[b]	3,791,935
	South Central Regional Water District, North Dakota Utility System Revenue Bonds (Northern Burleigh County) (Series A)
2,945,000	5.650%, 10/1/2029	2,860,479
	Ward County, North Dakota Health Care Facilities Revenue Bonds (Trinity Medical Center) (Series B)
3,250,000	6.250%, 7/1/2021	2,882,425

	Total North Dakota	9,534,839

Ohio (3.1%)
	Akron, Ohio Economic Development Revenue Bonds (MBIA Insured)
875,000	6.000%, 12/1/2012[a]	940,782
	Buckeye Tobacco Settlement Financing Authority Bonds (Series A-2)
4,850,000	5.125%, 6/1/2024	3,758,217
	Cincinnati, Ohio General Obligation Bonds
1,700,000	5.375%, 12/1/2019[b]	1,798,770
	Lorain County, Ohio Hospital Revenue Bonds (Catholic Healthcare Partners)
2,000,000	5.400%, 10/1/2021	1,943,800
	Lucas County, Ohio Health Care Facilities Revenue Bonds (Sunset Retirement) (Series A)
2,000,000	6.550%, 8/15/2024	1,842,980
	Montgomery County, Ohio Hospital Revenue Bonds (Kettering Medical Center)
2,000,000	6.750%, 4/1/2018[b]	2,142,300
2,500,000	6.750%, 4/1/2022[b]	2,677,875
	Ohio State Higher Education Faculty Revenue Bonds (Case Western Reserve University)
2,000,000	6.500%, 10/1/2020	2,235,640
	Ohio State Turnpike Commission Turnpike Revenue Bonds
10,000,000	5.500%, 2/15/2026	10,269,300
	Ohio State Turnpike Commission Turnpike Revenue Bonds (Series A) (FGIC Insured)
2,000,000	5.500%, 2/15/2024[a]	2,063,500
	Port of Greater Cincinnati Development Authority Revenue Bonds
1,750,000	5.000%, 10/1/2025	1,415,522
	Reynoldsburg, Ohio City School District General Obligation Bonds (FSA Insured)
1,610,000	5.000%, 12/1/2028[a]	1,581,922
	University of Cincinnati, Ohio General Receipts Revenue Bonds (Series D) (AMBAC Insured)
2,545,000	5.000%, 6/1/2016[a]	2,622,190

	Total Ohio	35,292,798

Oklahoma (0.7%)
	Bass, Oklahoma Memorial Baptist Hospital Authority Hospital Revenue Bonds (Bass Memorial Hospital Project)
730,000	8.350%, 5/1/2009[b]	730,409
	Oklahoma Development Finance Authority Hospital Revenue Bonds (Unity Health Center Project)
1,040,000	5.000%, 10/1/2011	1,038,565
	Oklahoma Housing Finance Agency Single Family Mortgage Revenue Bonds (Series C-2) (Subject to ‘AMT’)
125,000	7.550%, 9/1/2028	121,645
	Oklahoma Housing Finance Agency Single Family Mortgage Revenue Bonds (Series D-2) (GNMA/FNMA Insured) (Subject to ‘AMT’)
155,000	7.100%, 9/1/2028[a]	153,067

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
Oklahoma (0.7%) - continued
	Oklahoma State Municipal Power Authority Revenue Bonds
$1,500,000	6.000%, 1/1/2038	$1,475,520
	Oklahoma State Municipal Power Authority Revenue Bonds (Series B) (MBIA Insured)
1,500,000	5.875%, 1/1/2012[a]	1,573,470
	Payne County, Oklahoma Economic Development Authority Student Housing Revenue Bonds (Collegiate Housing Foundation) (Series A)
2,900,000	6.375%, 6/1/2030[b]	3,140,468

	Total Oklahoma	8,233,144

Pennsylvania (2.5%)
	Allegheny County, Pennsylvania Redevelopment Authority Tax Increment Tax Allocation Bonds (Waterfront Project) (Series B)
715,000	6.000%, 12/15/2010	751,043
	Allegheny County, Pennsylvania Redevelopment Authority Tax Increment Tax Allocation Bonds (Waterfront Project) (Series C)
1,940,000	6.550%, 12/15/2017[b]	2,022,838
	Allegheny County, University of Pittsburgh Medical Center Hospital Development Authority Revenue Bonds (Series B)
3,000,000	5.000%, 6/15/2018	2,868,570
	Carbon County, Pennsylvania Industrial Development Authority Revenue Bonds (Panther Creek Partners Project) (Subject to ‘AMT’)
1,670,000	6.650%, 5/1/2010	1,684,579
	Cornwall Lebanon, Pennsylvania School District Capital Appreciation General Obligation Bonds (FSA Insured)
2,000,000	Zero Coupon, 3/15/2016[a]	1,420,740
1,520,000	Zero Coupon, 3/15/2017[a]	1,014,053
	Cumberland County, Pennsylvania Municipal Authority Revenue Bonds (Diakon Lutheran Ministries)
2,750,000	5.000%, 1/1/2027	1,950,272
2,000,000	5.000%, 1/1/2036	1,310,420
	Delaware County, Pennsylvania Industrial Development Authority Revenue Bonds
2,300,000	1.090%, 11/3/2008[c]	2,300,000
	Lancaster County, Pennsylvania Hospital Authority Revenue Bonds
2,000,000	5.500%, 3/15/2026[b]	2,178,220
	Millcreek Township, Pennsylvania School District General Obligation Bonds (FGIC Insured)
3,170,000	Zero Coupon, 8/15/2009[a,b]	3,124,923
	Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds
5,000,000	6.250%, 6/1/2038	5,193,000
	Philadelphia, Pennsylvania Authority for Industrial Development Revenue Bonds (Please Touch Museum Project)
2,000,000	5.250%, 9/1/2026	1,582,860
	York County, Pennsylvania Solid Waste & Refuse Authority Solid Waste System Revenue Bonds (FGIC Insured)
1,000,000	5.500%, 12/1/2012[a]	1,076,450

	Total Pennsylvania	28,477,968

Puerto Rico (0.5%)
	Puerto Rico Industrial Tourist Educational Medical and Environmental Central Facilities Revenue Bonds (AES Cogen Facilities Project) (Subject to ‘AMT’)
6,655,000	6.625%, 6/1/2026	6,158,071

	Total Puerto Rico	6,158,071

South Carolina (1.8%)
	Greenwood County, South Carolina Hospital Revenue Bonds (Self Memorial Hospital)
1,000,000	5.500%, 10/1/2026	889,870
	Piedmont, South Carolina Municipal Power Agency Electric Revenue Bonds (FGIC Insured)
4,000,000	6.250%, 1/1/2021[a]	4,030,080
5,000,000	5.000%, 1/1/2022[a]	4,553,400
	South Carolina Jobs Economic Development Authority Hospital Facilities Prerefunded Revenue Bonds (Palmetto Health Alliance) (Series C)
605,000	6.875%, 8/1/2027[b]	683,819
4,895,000	6.875%, 8/1/2027[b]	5,532,721
	South Carolina State Public Service Authority Revenue Bonds
2,500,000	5.500%, 1/1/2038	2,405,075
	Spartanburg, South Carolina Waterworks Revenue Bonds (FGIC Insured)
2,000,000	5.250%, 6/1/2028[a,b]	2,183,140

	Total South Carolina	20,278,105

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
South Dakota (0.9%)
	South Dakota Educational Enhancement Funding Corporation Tobacco Settlement Revenue Bonds (Series B)
$5,000,000	6.500%, 6/1/2032	$4,068,000
	South Dakota State Health and Educational Facilities Authority Revenue Bonds
5,000,000	5.000%, 11/1/2040	3,871,950
	South Dakota State Health and Educational Facilities Authority Revenue Bonds (Prairie Lakes Health Care System, Inc.)
1,170,000	5.625%, 4/1/2032	936,527
	South Dakota State Health and Educational Facilities Authority Revenue Bonds (Prairie Lakes Health Care System, Inc.) (ACA/CBI Insured)
1,770,000	5.650%, 4/1/2022[a]	1,488,039

	Total South Dakota	10,364,516

Tennessee (1.6%)
	Jackson Tennessee Hospital Revenue Bonds
3,000,000	5.750%, 4/1/2041	2,482,320
	Memphis-Shelby County, Tennessee Airport Authority Special Facilities and Project Revenue Bonds (Federal Express Corporation)
2,000,000	5.350%, 9/1/2012	1,944,720
	Memphis-Shelby County, Tennessee Airport Authority Special Facilities Revenue Bonds (Federal Express Corporation)
4,500,000	5.050%, 9/1/2012	4,330,305
	Metropolitan Government, Nashville and Davidson County, Tennessee Industrial Development Board Revenue Bonds (Series A) (GNMA Insured)
4,155,000	6.625%, 3/20/2036[a]	4,092,675
	Shelby County, Tennessee Health Educational and Housing Facilities Board Revenue Bonds (St. Jude Children’s Research Project)
5,000,000	5.375%, 7/1/2024[b]	5,211,300

	Total Tennessee	18,061,320

Texas (10.9%)
	Alliance Airport Authority, Texas Facilities Income Revenue Bonds
10,000,000	4.850%, 4/1/2021	7,456,900
	Amarillo, Texas Health Facilities Corporation Revenue Bonds (Baptist St. Anthony’s Hospital Corporation) (FSA Insured)
2,000,000	5.500%, 1/1/2017[a,f]	2,126,720
	Arlington, Texas Independent School District Capital Appreciation Refunding General Obligation Bonds (PSF/GTD Insured)
2,165,000	Zero Coupon, 2/15/2009[a]	2,152,746
	Austin, Texas Utility System Revenue Bonds (FGIC Insured)
2,250,000	6.000%, 11/15/2013[a]	2,417,400
	Austin, Texas Utility System Revenue Capital Appreciation Refunding Bonds (Financial Services Department) (Series A) (MBIA Insured)
7,000,000	Zero Coupon, 11/15/2008[a]	6,984,700
8,100,000	Zero Coupon, 11/15/2009[a]	7,870,203
	Bexar County, Texas Housing Finance Corporation Multi-Family Housing Revenue Bonds (Dymaxion and Marrach Park Apartments) (Series A) (MBIA Insured)
1,930,000	6.000%, 8/1/2023[a]	1,710,810
	Bexar County, Texas Housing Finance Corporation Multi-Family Housing Revenue Bonds (Pan American Apartments) (Series A-1) (GNMA Insured)
1,720,000	7.000%, 3/20/2031[a]	1,730,114
	Bluebonnet Trails Community Mental Health and Mental Retardation Revenue Bonds
1,000,000	6.125%, 12/1/2016	936,140
	Corpus Christi, Texas General Obligation Bonds (Series A) (FSA Insured)
500,000	5.000%, 3/1/2012[a]	526,035
	Dallas-Fort Worth, Texas International Airport Revenue Bonds (Series A) (MBIA Insured) (Subject to ‘AMT’)
1,000,000	5.500%, 11/1/2016[a]	953,830
	Dallas-Fort Worth, Texas International Airport Revenue Bonds (Series A) (Subject to ‘AMT’)
500,000	5.500%, 11/1/2017	470,190
	Dallas-Fort Worth, Texas Regional Airport Revenue Bonds
9,750,000	6.125%, 11/1/2018	9,366,630
	Deer Park, Texas Independent School District General Obligation Bonds (PSF/GTD Insured)
1,375,000	5.000%, 2/15/2013[a]	1,455,094

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
Texas (10.9%) - continued
	Denton, Texas Independent School District General Obligation Bonds (PSF/GTD Insured)
$475,000	6.250%, 2/15/2009[a]	$480,942
	Denton, Texas Utility System Revenue Bonds (Series A) (FSA Insured)
3,210,000	5.250%, 12/1/2015[a]	3,361,769
	Gulf Coast Waste Disposal Authority, Texas Pollution Control Revenue Bonds
1,350,000	0.540%, 11/3/2008[c]	1,350,000
	Gulf Coast Waste Disposal Authority, Texas Pollution Control Revenue Bonds (Exxon Project) (GTY/AGMT Insured)
1,100,000	0.540%, 11/3/2008[a,c]	1,100,000
	Harris County Texas Industrial Development Corporation Pollution Control Revenue Bonds
1,400,000	0.540%, 11/3/2008[c]	1,400,000
900,000	0.540%, 11/3/2008[c]	900,000
	Harris County, Houston, Texas General Obligation Bonds (MBIA Insured)
7,000,000	Zero Coupon, 8/15/2024[a]	2,801,120
6,500,000	5.250%, 8/15/2047[a]	5,685,355
	Harris County, Texas Health Facilities Development Authority Hospital Revenue Bonds (Memorial Hermann Healthcare Project) (Series A)
2,000,000	6.375%, 6/1/2029[b]	2,192,200
	Houston, Texas Airport System Revenue Bonds (Series A) (FSA Insured) (Subject to ‘AMT’)
2,000,000	5.625%, 7/1/2030[a]	1,686,420
	Houston, Texas Water and Sewer System Revenue Bonds (Series A) (FSA Insured)
5,000,000	5.750%, 12/1/2032[a,b]	5,248,550
	Lewisville, Texas Independent School District General Obligation Bonds (PSF/GTD Insured)
5,315,000	Zero Coupon, 8/15/2019[a]	3,043,635
	Lower Colorado River Authority, Texas Unrefunded Balance Revenue Bonds (Series A)
1,000,000	5.875%, 5/15/2015	1,017,840
	North East Independent School District Texas Unlimited Tax Refunding Bonds
5,000,000	5.250%, 2/1/2028	4,993,550
	North Texas Health Facilities Development Corporation Hospital Revenue Bonds (United Regional Healthcare System, Inc.)
2,600,000	6.000%, 9/1/2023[b]	2,862,938
	North Texas Tollway Authority Revenue Bonds (Series A)
1,000,000	5.625%, 1/1/2033	910,310
	North Texas Tollway Authority Revenue Bonds (Series D)
5,000,000	Zero Coupon, 1/1/2028	1,515,400
26,125,000	Zero Coupon, 1/1/2034	5,138,265
	Nueces County, Texas Housing Finance Corporation Multi-Family Housing Revenue Bonds (Dolphins Landing Apartments Project) (Series A)
250,000	6.250%, 7/1/2010[b]	258,047
	Ridge Parc Development Corporation, Texas Multifamily Revenue Bonds (GNMA Insured)
1,000,000	6.100%, 6/20/2033[a]	938,310
2,795,000	6.150%, 11/20/2041[a]	2,506,053
	San Antonio, Texas General Obligation Bonds (General Improvements)
425,000	5.250%, 2/1/2014	439,097
	San Antonio, Texas Water Revenue Bonds (FSA Insured)
1,000,000	5.500%, 5/15/2018[a]	1,036,560
1,000,000	5.500%, 5/15/2019[a]	1,031,280
1,000,000	5.500%, 5/15/2020[a]	1,026,040
	San Leanna Education Facilities Corporation Higher Education Revenue Bonds (Saint Edward’s University Project) (Series 2007)
1,160,000	5.125%, 6/1/2024	894,244
	Southeast Texas Housing Finance Corporation Revenue Bonds (MBIA Insured)
11,615,000	Zero Coupon, 9/1/2017[a,b]	7,729,434
	Tarrant County, Texas College District General Obligation Bonds
1,410,000	5.375%, 2/15/2013	1,516,427
	Tarrant County, Texas Cultural Educational Facilities Finance Corporation Revenue Bonds (Texas Health Resources) (Series A)
2,000,000	5.000%, 2/15/2023	1,776,420
	Texas State Veterans Land Board General Obligation Bonds
4,315,000	0.050%, 7/1/2010[b]	4,118,970
	Westlake, Texas General Obligation Bonds
315,000	6.500%, 5/1/2013	342,881
350,000	6.500%, 5/1/2015	378,938
335,000	6.500%, 5/1/2017[b]	385,153
1,650,000	5.750%, 5/1/2024	1,676,317
2,000,000	5.800%, 5/1/2032[b]	2,230,020
	Wylie, Texas Independent School District General Obligation Bonds (PSF/GTD Insured)
430,000	6.875%, 8/15/2014[a]	470,097
745,000	6.875%, 8/15/2014[a,b]	824,499

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
Texas (10.9%) - continued
	Wylie, Texas Independent School District Unrefunded General Obligation Bonds (PSF/GTD Insured)
$3,280,000	7.000%, 8/15/2024[a]	$3,446,952

	Total Texas	124,871,545

Virginia (0.8%)
	Fairfax County, Virginia Industrial Development Authority Revenue Bonds (Inova Health Systems Project)
2,500,000	5.250%, 8/15/2019	2,618,925
	Fairfax County, Virginia Water Authority Water Revenue Bonds
3,625,000	5.000%, 4/1/2021	3,681,260
	Tobacco Settlement Authority, Virginia Tobacco Settlement Revenue Bonds
3,240,000	5.250%, 6/1/2019[b]	3,338,852

	Total Virginia	9,639,037

Washington (4.6%)
	Energy Northwest, Washington Electric Revenue Bonds (Columbia Generating) (Series A) (MBIA Insured)
1,000,000	5.750%, 7/1/2018[a]	1,044,030
	Franklin County, Washington School District Bonds (MBIA Insured)
6,000,000	5.250%, 12/1/2022[a]	5,935,080
	King County, Washington Sewer Revenue Bonds (Series B) (FSA Insured)
10,000,000	5.500%, 1/1/2013[a]	10,619,800
	Tobacco Settlement Authority, Washington Tobacco Settlement Revenue Bonds
7,935,000	6.500%, 6/1/2026	7,131,661
	Washington State Economic Development Finance Authority Lease Revenue Bonds (MBIA Insured)
5,620,000	5.000%, 6/1/2030[a]	5,065,025
	Washington State General Obligation Bonds (Series 93A)
40,000	5.750%, 10/1/2012[b]	42,073
2,430,000	5.750%, 10/1/2012	2,554,537
	Washington State General Obligation Bonds (Series A and AT-6)
955,000	6.250%, 2/1/2011	995,005
	Washington State General Obligation Bonds (Series A)
5,000,000	6.750%, 2/1/2015	5,571,850
	Washington State General Obligation Bonds (Series A) (FSA Insured)
5,000,000	5.000%, 7/1/2021[a]	5,028,100
	Washington State General Obligation Bonds (Series B and AT-7)
2,500,000	6.250%, 6/1/2010	2,642,400
2,000,000	6.000%, 6/1/2012	2,176,280
	Washington State Health Care Facilities Authority Revenue Bonds (Series A)
1,000,000	5.000%, 12/1/2030	894,080
	Washington State Health Care Facilities Authority Revenue Bonds (Swedish Health Services) (AMBAC Insured)
2,000,000	5.125%, 11/15/2018[a]	2,007,020
	Washington State Housing Finance Commission Nonprofit Housing Revenue Bonds (Crista Ministries Projects) (Series A)
1,000,000	5.350%, 7/1/2014	999,930

	Total Washington	52,706,871

West Virginia (0.3%)
	West Virginia State Water Development Authority Revenue Bonds (Series B-II) (FGIC Insured)
3,465,000	5.000%, 11/1/2033[a]	2,955,368

	Total West Virginia	2,955,368

Wisconsin (1.1%)
	Wisconsin State Health and Educational Facilities Authority Revenue Bonds (Aurora Health Care) (Series B)
1,500,000	5.500%, 2/15/2015	1,384,935
	Wisconsin State Health and Educational Facilities Authority Revenue Bonds (Eagle River Memorial Hospital, Inc. Project)
1,000,000	5.750%, 8/15/2020	1,012,150
	Wisconsin State Health and Educational Facilities Authority Revenue Bonds (Marshfield Clinic) (Series B)
2,000,000	6.000%, 2/15/2025	1,690,520
	Wisconsin State Health and Educational Facilities Authority Revenue Bonds (Watertown Memorial Hospital, Inc.)
2,000,000	5.500%, 8/15/2029	1,719,580
	Wisconsin State Health and Educational Facilities Authority Revenue Bonds (Wheaton Franciscan Services)
6,000,000	5.750%, 8/15/2025[b]	6,551,760

	Total Wisconsin	12,358,945

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (98.7%)	Value
Wyoming (1.1%)
	Kemmerer, Wyoming Pollution Control Term Revenue Bonds
$1,215,000	0.540%, 11/3/2008[c]	$1,215,000
	Lincoln County, Wyoming Pollution Control Revenue Bonds
300,000	0.540%, 11/3/2008[c]	300,000
1,200,000	0.540%, 11/3/2008[c]	1,200,000
640,000	0.540%, 11/3/2008[c]	640,000
	Lincoln County, Wyoming Pollution Control Revenue Bonds (Exxon Project) (Series A)
765,000	0.540%, 11/3/2008[c]	765,000
	Wyoming Municipal Power Agency Power Supply System Revenue Bonds
3,270,000	5.375%, 1/1/2042	2,824,920
	Wyoming State Farm Loan Board Capital Facilities Revenue Bonds
5,825,000	5.750%, 10/1/2020	6,199,839

	Total Wyoming	13,144,759

	Total Long-Term Fixed Income (cost $1,155,836,307)	1,129,292,245

	Total Investments (cost $1,155,836,307) 98.7%	$1,129,292,245

	Other Assets and Liabilities, Net 1.3%	14,416,170

	Total Net Assets 100.0%	$1,143,708,415

a	To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or Government agency identified.

b	Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

c	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

d	Denotes investments purchased on a when-issued or delayed delivery basis.

e	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

f	Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$33,734,379
Gross unrealized depreciation	(60,308,324)

Net unrealized appreciation (depreciation)	($26,573,945)
Cost for federal income tax purposes	$1,155,866,190

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Bank Loans (0.2%)[a]	Value
Consumer Non-Cyclical (0.2%)
	HCA, Inc., Term Loan
$1,886,675	5.273%, 11/18/2013	$1,556,167

	Total Consumer Non-Cyclical	1,556,167

	Total Bank Loans (cost $1,472,572)	1,556,167

	Long-Term Fixed Income (102.2%)
Asset-Backed Securities (5.4%)
	Bear Stearns Mortgage Funding Trust
2,023,648	3.399%, 11/25/2008[b]	399,098
	Capitalsource Commercial Loan Trust
2,320,460	4.408%, 11/20/2008[b,c]	1,915,254
	Countrywide Asset-Backed Certificates
3,306,755	5.549%, 4/25/2036[d,e]	2,999,052
	Credit Based Asset Servicing and Securitization, LLC
1,488,268	3.369%, 11/25/2008[b,e]	1,447,497
	Discover Card Master Trust
5,000,000	5.650%, 3/16/2020[f]	3,552,605
	First Franklin Mortgage Loan Asset-Backed Certificates
2,773,998	3.349%, 11/25/2008[b,e]	2,662,300
	First Horizon ABS Trust
1,798,225	3.419%, 11/25/2008[b,d]	876,678
	Ford Credit Floor Plan Master Owner Trust
5,000,000	4.740%, 11/17/2008[b,e]	4,826,325
	GMAC Mortgage Corporation Loan Trust
5,838,521	3.329%, 11/25/2008[b,d]	3,417,899
627,142	3.359%, 11/25/2008[b,d,e]	605,331
5,260,418	3.439%, 11/25/2008[b,d]	2,869,379
	IndyMac Seconds Asset-Backed Trust
3,500,743	3.429%, 11/25/2008[b,d]	1,585,256
	Merna Re, Ltd.
7,250,000	5.512%, 12/31/2008[b,e,g]	6,858,500
	Residential Funding Mortgage Securities II
1,455,752	3.389%, 11/25/2008[b,d,e]	1,381,191

	Total Asset-Backed Securities	35,396,365

Basic Materials (1.5%)
	ArcelorMittal
3,500,000	6.125%, 6/1/2018[g,h]	2,411,682
	E.I. Du Pont de Nemours & Company
2,800,000	6.000%, 7/15/2018	2,562,655
	Freeport-McMoRan Copper & Gold, Inc.
1,000,000	7.084%, 4/1/2009[b,e]	779,680
	Precision Castparts Corporation
2,000,000	5.600%, 12/15/2013[e]	2,030,024
	Rio Tinto Finance, Ltd.
2,700,000	6.500%, 7/15/2018[e]	2,094,388

	Total Basic Materials	9,878,429

Capital Goods (3.9%)
	Caterpillar Financial Services Corporation
1,200,000	5.450%, 4/15/2018	987,468
2,975,000	7.050%, 10/1/2018[f]	2,807,811
	CRH America, Inc.
1,600,000	6.000%, 9/30/2016[e]	1,154,397
3,000,000	8.125%, 7/15/2018[h]	2,465,100
	Honeywell International, Inc.
3,800,000	5.300%, 3/1/2018[e]	3,343,677
	John Deere Capital Corporation
2,800,000	5.350%, 4/3/2018[e]	2,335,267
2,100,000	5.750%, 9/10/2018[e]	1,750,421
	Lockheed Martin Corporation
1,170,000	6.150%, 9/1/2036	1,003,249
	Oakmont Asset Trust
3,250,000	4.514%, 12/22/2008[e,g]	3,250,296
	Owens Corning, Inc.
1,200,000	7.000%, 12/1/2036[e]	760,005
	Systems 2001 Asset Trust, LLC
2,203,317	6.664%, 9/15/2013[g]	2,172,257
	United Technologies Corporation
3,000,000	4.875%, 5/1/2015	2,733,693

	Total Capital Goods	24,763,641

Collateralized Mortgage Obligations (4.9%)
	Banc of America Mortgage Securities, Inc.
5,802,469	4.804%, 9/25/2035[e]	4,740,866
	Citigroup Mortgage Loan Trust, Inc.
651,159	5.536%, 3/25/2036[h]	643,286
	Countrywide Alternative Loan Trust
4,358,397	6.000%, 1/25/2037	3,848,504
	HomeBanc Mortgage Trust
2,345,845	5.989%, 4/25/2037[e]	1,589,899
	J.P. Morgan Mortgage Trust
4,743,327	5.003%, 7/25/2035[e]	4,388,109
	Merrill Lynch Mortgage Investors, Inc.
3,872,257	4.870%, 6/25/2035[e]	3,145,787
	Thornburg Mortgage Securities Trust
3,160,721	3.349%, 11/25/2008[b]	3,139,768
	Wachovia Mortgage Loan Trust, LLC
3,413,517	5.562%, 5/20/2036	2,762,330
	Washington Mutual Alternative Loan Trust
4,396,917	3.415%, 11/1/2008[b]	1,984,414
	Washington Mutual Mortgage Pass-Through Certificates
1,891,688	3.549%, 11/25/2008[b]	1,072,230
2,650,600	4.833%, 9/25/2035	2,357,976

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (102.2%)	Value
Collateralized Mortgage Obligations (4.9%) - continued
	Zuni Mortgage Loan Trust
$2,237,395	3.389%, 11/25/2008[b,h]	$2,142,427

	Total Collateralized Mortgage Obligations	31,815,596

Commercial Mortgage-Backed Securities (11.6%)
	Banc of America Commercial Mortgage, Inc.
2,000,000	5.118%, 7/11/2043[e,f]	1,833,530
	Banc of America Large Loan Trust
1,484,163	4.670%, 11/15/2008[b,e,g]	1,294,758
4,000,000	4.770%, 11/15/2008[b,e,g]	3,541,072
	Bear Stearns Commercial Mortgage Securities, Inc.
3,000,000	4.710%, 11/15/2008[b,e,g]	2,713,638
3,000,000	5.835%, 9/11/2042[f]	1,806,189
	Citigroup Commercial Mortgage Trust
7,500,000	4.700%, 11/17/2008[b,g,h]	6,386,235
	Commercial Mortgage Pass-Through Certificates
180,131	4.660%, 11/15/2008[b,e,g]	166,716
4,000,000	4.690%, 11/15/2008[b,e,g]	3,353,776
7,000,000	4.740%, 11/15/2008[b,e,g]	6,017,648
	Credit Suisse Mortgage Capital Certificates
4,000,000	4.730%, 11/15/2008[b,e,g]	3,466,796
	Crown Castle International Corporation
6,500,000	5.245%, 11/15/2036[g,h]	6,241,495
	Greenwich Capital Commercial Funding Corporation
6,200,000	5.867%, 8/10/2017[e]	3,757,752
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,750,000	4.302%, 1/15/2038[e]	2,518,178
5,890,614	5.284%, 5/15/2047[e]	5,267,876
5,000,000	6.007%, 6/15/2049[e]	3,769,060
	Merrill Lynch Mortgage Trust
6,500,000	4.747%, 5/12/2043[e]	5,155,040
5,500,000	5.266%, 1/12/2044	3,759,415
	Wachovia Bank Commercial Mortgage Trust
10,000,000	4.680%, 11/15/2008[b,e,g]	8,485,820
6,000,000	5.765%, 7/15/2045[e]	4,516,968
	Washington Mutual Asset Securities Corporation
966,278	3.830%, 1/25/2035[g]	911,187

	Total Commercial Mortgage-Backed Securities	74,963,149

Communications Services (9.2%)
	AT&T, Inc.
2,475,000	5.500%, 2/1/2018	2,102,884
1,225,000	6.500%, 9/1/2037[e]	995,110
1,000,000	6.400%, 5/15/2038	800,269
	British Telecom plc
1,925,000	9.125%, 12/15/2030[e]	1,743,145
	Citizens Communications Company
3,690,000	6.250%, 1/15/2013[f]	3,053,475
	Comcast Corporation
3,520,000	6.500%, 1/15/2015[h]	3,172,749
2,700,000	5.900%, 3/15/2016[e]	2,323,547
3,000,000	5.700%, 5/15/2018	2,478,825
1,300,000	6.400%, 5/15/2038[h]	994,293
	Cox Communications, Inc.
4,000,000	4.625%, 6/1/2013[e]	3,386,096
770,000	5.450%, 12/15/2014[e]	653,575
	Deutsche Telekom International Finance BV
3,500,000	6.750%, 8/20/2018[h]	2,917,366
	Intelsat Subsidiary Holding Company, Ltd.
3,150,000	8.875%, 1/15/2015[g,h]	2,677,500
	New Cingular Wireless Services, Inc.
765,000	8.750%, 3/1/2031[h]	711,570
	News America, Inc.
1,350,000	6.400%, 12/15/2035[h]	1,021,861
1,225,000	6.650%, 11/15/2037	970,272
	Rogers Cable, Inc.
700,000	6.750%, 3/15/2015[h]	625,387
1,420,000	8.750%, 5/1/2032	1,338,604
	Rogers Communications, Inc.
2,250,000	6.800%, 8/15/2018[h]	1,968,824
	Rogers Wireless Communications, Inc.
1,300,000	8.000%, 12/15/2012	1,212,250
2,000,000	6.375%, 3/1/2014[e]	1,785,890
1,800,000	7.500%, 3/15/2015[e]	1,688,963
	Telecom Italia Capital SA
3,550,000	5.250%, 11/15/2013	2,694,578
1,750,000	5.250%, 10/1/2015	1,200,336
	Telefonica Emisones SAU
2,600,000	6.221%, 7/3/2017	2,194,452
	Thomson Reuters Corporation
2,500,000	6.500%, 7/15/2018[f]	2,101,925
	Time Warner Cable, Inc.
2,000,000	5.850%, 5/1/2017[e]	1,638,436
1,950,000	6.750%, 7/1/2018[h]	1,672,460
	Time Warner Entertainment Company, LP
1,150,000	8.375%, 3/15/2023	1,026,249
	Verizon Communications, Inc.
1,900,000	5.550%, 2/15/2016[f]	1,657,769
1,500,000	5.500%, 2/15/2018	1,258,935
1,500,000	8.750%, 11/1/2018	1,531,650
1,000,000	6.900%, 4/15/2038	836,540
3,100,000	8.950%, 3/1/2039	3,145,973

	Total Communications Services	59,581,758

Consumer Cyclical (3.4%)
	D.R. Horton, Inc.
3,500,000	5.375%, 6/15/2012[e]	2,485,000
	Ford Motor Credit Company
4,250,000	7.375%, 10/28/2009	3,527,942
	JC Penney & Company, Inc.
700,000	7.950%, 4/1/2017	580,355

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (102.2%)	Value
Consumer Cyclical (3.4%) - continued
	Macy’s Retail Holdings, Inc.
$2,600,000	7.875%, 7/15/2015[h]	$1,956,859
	McDonald’s Corporation
2,300,000	5.800%, 10/15/2017[e]	2,104,387
1,400,000	6.300%, 3/1/2038[e]	1,222,405
	MGM MIRAGE
3,160,000	13.000%, 11/15/2013[g,i]	2,812,400
	Nissan Motor Acceptance Corporation
2,650,000	5.625%, 3/14/2011[g]	2,710,502
	SLM Private Credit Student Loan Trust
1,340,304	2.829%, 12/15/2008[b]	1,253,184
	Wal-Mart Stores, Inc.
1,800,000	4.250%, 4/15/2013	1,749,281
1,930,000	5.875%, 4/5/2027	1,649,500

	Total Consumer Cyclical	22,051,815

Consumer Non-Cyclical (4.2%)
	AmerisourceBergen Corporation
2,000,000	5.875%, 9/15/2015[e]	1,641,448
	AstraZeneca plc
2,700,000	5.400%, 9/15/2012[e]	2,656,692
	Baxter International, Inc.
2,215,000	5.900%, 9/1/2016[h]	2,068,070
	Bunge Limited Finance Corporation
3,800,000	5.350%, 4/15/2014[e]	2,731,056
	Cargill, Inc.
3,500,000	5.600%, 9/15/2012[g,h]	3,249,183
	Community Health Systems, Inc.
2,400,000	8.875%, 7/15/2015[e]	2,010,000
	General Mills, Inc.
1,000,000	5.650%, 9/10/2012[e]	923,344
2,400,000	5.200%, 3/17/2015[e]	2,077,896
	Johnson & Johnson Company
370,000	5.950%, 8/15/2037[e]	341,815
	Kellogg Company
3,400,000	4.250%, 3/6/2013[e]	3,142,491
	Kroger Company
1,500,000	6.400%, 8/15/2017[e]	1,305,117
875,000	6.150%, 1/15/2020[e]	718,342
	PepsiCo, Inc.
700,000	7.900%, 11/1/2018	738,509
	Safeway, Inc.
900,000	6.350%, 8/15/2017[h]	778,039
	Schering-Plough Corporation
2,000,000	6.000%, 9/15/2017[f]	1,757,024
	Wyeth
910,000	5.950%, 4/1/2037[h]	738,777

	Total Consumer Non-Cyclical	26,877,803

Energy (7.6%)
	Apache Corporation
2,200,000	5.250%, 4/15/2013[e]	2,081,440
	CenterPoint Energy Resources Corporation
3,650,000	6.125%, 11/1/2017[h]	2,799,970
	Consolidated Natural Gas Company
1,100,000	5.000%, 12/1/2014[e]	916,392
	Energy Transfer Partners, LP
3,350,000	6.700%, 7/1/2018[e]	2,728,488
	Enterprise Products Operating, LP
3,100,000	5.600%, 10/15/2014[e]	2,597,884
2,250,000	6.300%, 9/15/2017[e]	1,838,788
	EOG Resources, Inc.
1,500,000	5.875%, 9/15/2017[e]	1,326,063
	Magellan Midstream Partners, LP
1,800,000	6.450%, 6/1/2014	1,656,923
	Marathon Oil Corporation
1,600,000	6.000%, 10/1/2017[f]	1,274,502
	Nexen, Inc.
735,000	5.650%, 5/15/2017[e]	583,693
1,925,000	6.400%, 5/15/2037[e]	1,313,004
	Oneok Partners, LP
1,750,000	6.850%, 10/15/2037	1,189,153
	Plains All American Pipeline, LP/PAA Finance Corporation
1,850,000	6.500%, 5/1/2018[g]	1,368,885
	Premcor Refining Group, Inc.
1,500,000	6.125%, 5/1/2011	1,505,293
1,850,000	6.750%, 5/1/2014	1,659,676
	Quicksilver Resources, Inc.
2,200,000	7.750%, 8/1/2015	1,529,000
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
2,550,000	5.298%, 9/30/2020[g]	2,224,161
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
900,000	5.832%, 9/30/2016[g]	822,663
	Southern Natural Gas Company
2,000,000	5.900%, 4/1/2017[g]	1,542,472
	Southern Star Central Corporation
2,400,000	6.750%, 3/1/2016	2,076,000
	Transcontinental Gas Pipe Corporation
2,000,000	8.875%, 7/15/2012[e]	1,941,018
600,000	6.400%, 4/15/2016[h]	517,128
	Transocean, Inc.
3,100,000	6.000%, 3/15/2018[e]	2,652,100
	Weatherford International, Ltd.
2,500,000	5.150%, 3/15/2013	2,169,335
1,350,000	6.000%, 3/15/2018	1,031,177
	Western Oil Sands, Inc.
4,600,000	8.375%, 5/1/2012[e]	4,614,380
	XTO Energy, Inc.
1,900,000	5.300%, 6/30/2015	1,554,960
1,500,000	6.750%, 8/1/2037	1,111,623
600,000	6.375%, 6/15/2038	421,326

	Total Energy	49,047,497

Financials (22.5%)
	Ace INA Holdings, Inc.
775,000	5.800%, 3/15/2018[f]	622,227
	American Express Bank FSB/Salt Lake City, UT
1,250,000	6.000%, 9/13/2017	934,462
	American Express Centurion Bank
1,450,000	5.550%, 10/17/2012[f]	1,213,286
	American Express Credit Corporation
1,750,000	7.300%, 8/20/2013[f]	1,544,662

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (102.2%)	Value
Financials (22.5%) - continued
	American International Group, Inc.
$3,000,000	8.250%, 8/15/2018[g]	$1,235,667
	Australia & New Zealand Banking Group, Ltd.
1,400,000	6.200%, 7/19/2013[f,g]	1,263,552
	AXA SA
2,600,000	6.463%, 12/14/2018[g,h]	1,427,062
	Bank of America Corporation
500,000	6.000%, 9/1/2017[e]	437,690
4,375,000	8.125%, 5/15/2018[f,h]	3,390,319
	Bear Stearns Companies, Inc.
1,200,000	6.950%, 8/10/2012	1,184,112
2,200,000	6.400%, 10/2/2017[e,h]	1,955,439
	BNP Paribas SA
2,100,000	5.186%, 6/29/2015[e,g]	1,367,287
	Capital One Capital IV
1,600,000	6.745%, 2/17/2037	753,749
	Capmark Financial Group, Inc.
3,500,000	6.300%, 5/10/2017[f]	776,282
	Chubb Corporation
1,750,000	5.750%, 5/15/2018[f]	1,452,370
	CIGNA Corporation
2,250,000	6.350%, 3/15/2018[e]	1,837,582
	CIT Group, Inc.
3,600,000	7.625%, 11/30/2012[e]	2,105,136
	Citigroup Capital XXI
1,100,000	8.300%, 12/21/2057[h]	755,106
	Citigroup, Inc.
4,500,000	6.500%, 8/19/2013[f]	4,265,815
1,900,000	5.000%, 9/15/2014[f]	1,501,880
2,200,000	6.000%, 8/15/2017[f]	1,891,089
1,850,000	8.400%, 4/30/2018	1,285,935
	CME Group, Inc.
3,700,000	5.400%, 8/1/2013[h]	3,492,793
	Corestates Capital Trust I
1,000,000	8.000%, 12/15/2026[e,g]	744,199
	Countrywide Home Loans, Inc.
2,250,000	4.125%, 9/15/2009	2,157,739
	Coventry Health Care, Inc.
1,200,000	5.875%, 1/15/2012[e]	971,544
1,000,000	6.125%, 1/15/2015[e]	685,292
600,000	5.950%, 3/15/2017[e]	387,112
	Credit Agricole SA
2,400,000	6.637%, 5/31/2017[g]	1,859,993
	Credit Suisse/New York, NY
2,500,000	6.000%, 2/15/2018[e]	1,918,990
	Endurance Specialty Holdings, Ltd.
2,800,000	6.150%, 10/15/2015[e]	2,179,092
	ERP Operating, LP
1,500,000	5.125%, 3/15/2016[e]	1,021,413
	Fifth Third Bank
2,000,000	4.200%, 2/23/2010	1,865,414
	General Electric Capital Corporation
1,630,000	5.625%, 9/15/2017[f]	1,332,593
700,000	6.150%, 8/7/2037[e]	514,721
350,000	5.875%, 1/14/2038	249,669
2,500,000	6.375%, 11/15/2067[e,f]	1,616,563
	General Motors Acceptance Corporation, LLC
4,550,000	6.000%, 12/15/2011	2,568,079
	Goldman Sachs Group, Inc.
3,500,000	5.125%, 1/15/2015[h]	2,904,500
1,400,000	6.150%, 4/1/2018[h]	1,159,750
700,000	6.750%, 10/1/2037[e]	455,909
	HSBC Capital Funding, LP/Jersey Channel Islands
2,500,000	9.547%, 6/30/2010[g,h]	2,074,593
	HSBC Holdings plc
815,000	6.500%, 5/2/2036[e]	644,811
1,300,000	6.800%, 6/1/2038[e]	1,072,786
	International Lease Finance Corporation
2,095,000	5.750%, 6/15/2011[e]	1,435,513
	J.P. Morgan Chase & Company
1,700,000	5.750%, 1/2/2013[e]	1,617,728
4,500,000	7.900%, 4/30/2018[f]	3,646,980
	Keybank National Association
1,750,000	5.500%, 9/17/2012[e]	1,484,847
	KeyCorp
800,000	6.500%, 5/14/2013	704,335
	Lehman Brothers Holdings, Inc.
3,500,000	5.625%, 1/24/2013[j]	455,000
	Liberty Property, LP
1,830,000	5.500%, 12/15/2016[e]	1,263,011
	Lincoln National Corporation
2,220,000	7.000%, 5/17/2016[e]	1,043,400
	Merrill Lynch & Company, Inc.
2,750,000	5.450%, 2/5/2013	2,478,732
3,000,000	6.875%, 4/25/2018[k]	2,664,567
850,000	6.110%, 1/29/2037[e]	562,441
2,000,000	7.750%, 5/14/2038	1,641,100
	MetLife Capital Trust X
2,200,000	9.250%, 4/8/2038[g]	1,369,368
	MetLife, Inc.
2,600,000	6.817%, 8/15/2018[e]	2,238,561
	Mitsubishi UFG Capital Finance, Ltd.
4,420,000	6.346%, 7/25/2016[h]	3,094,000
	Morgan Stanley
5,350,000	6.625%, 4/1/2018	4,451,072
	Nationwide Health Properties, Inc.
3,850,000	6.250%, 2/1/2013[e]	3,117,626
	Preferred Term Securities XXIII, Ltd.
3,261,120	3.019%, 12/22/2008[b,c]	1,540,879
	ProLogis
2,050,000	5.500%, 4/1/2012[e]	1,331,401
1,400,000	5.625%, 11/15/2015[e]	746,869
1,000,000	6.625%, 5/15/2018[k]	575,592
	Prudential Financial, Inc.
1,600,000	6.000%, 12/1/2017	1,215,634
725,000	5.900%, 3/17/2036[h]	428,239
725,000	5.700%, 12/14/2036[h]	447,274
	QBE Capital Funding II, LP
1,600,000	6.797%, 6/1/2017[e,g]	680,000
	RBS Capital Trust I
2,250,000	5.512%, 9/30/2014[h]	1,033,583
	Regency Centers, LP
1,500,000	5.875%, 6/15/2017	1,142,736
	Regions Financial Corporation
1,700,000	6.375%, 5/15/2012	1,464,140

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (102.2%)	Value
Financials (22.5%) - continued
	Reinsurance Group of America, Inc.
$3,100,000	5.625%, 3/15/2017[e]	$2,508,932
	Resona Bank, Ltd.
4,000,000	5.850%, 4/15/2016[e,g]	2,527,644
	Simon Property Group, LP
1,485,000	5.750%, 12/1/2015	1,102,912
	SLM Corporation
2,875,000	5.400%, 10/25/2011[h]	2,036,696
1,400,000	8.450%, 6/15/2018	951,084
	SMFG Preferred Capital GBP 1, Ltd.
2,340,000	6.078%, 1/25/2017[g]	1,608,750
	Swiss RE Capital I, LP
2,600,000	6.854%, 5/25/2016[g,h]	1,424,137
	Travelers Companies, Inc.
550,000	6.250%, 6/15/2037[h]	417,333
	Travelers Property Casualty Corporation
2,000,000	5.000%, 3/15/2013[e]	1,753,398
	United Health Group
1,500,000	6.500%, 6/15/2037	1,014,044
	UnitedHealth Group, Inc.
2,200,000	6.000%, 11/15/2017	1,757,131
	Wachovia Bank NA
2,420,000	4.875%, 2/1/2015	2,069,349
	Wachovia Capital Trust III
2,225,000	5.800%, 3/15/2011	1,190,375
	Wachovia Corporation
700,000	7.980%, 3/15/2018	528,696
	WEA Finance, LLC
3,075,000	7.125%, 4/15/2018[g]	2,413,850
	WellPoint, Inc.
4,000,000	5.000%, 12/15/2014[e]	3,453,020
	Wells Fargo & Company
2,700,000	5.625%, 12/11/2017	2,381,916
	Wells Fargo Capital XIII
3,500,000	7.700%, 3/26/2013[f]	2,861,383
	Wells Fargo Capital XV
2,600,000	9.750%, 9/26/2013	2,522,000
	Willis North America, Inc.
2,940,000	6.200%, 3/28/2017[e]	2,142,437

	Total Financials	145,617,979

Foreign (0.2%)
	United Mexican States
1,900,000	6.050%, 1/11/2040	1,442,480

	Total Foreign	1,442,480

Mortgage-Backed Securities (10.3%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
53,000,000	5.500%, 11/1/2038[i]	51,774,374
7,500,000	6.000%, 11/1/2038[i]	7,495,313
7,500,000	6.500%, 11/1/2038[i]	7,600,785

	Total Mortgage-Backed Securities	66,870,472

Technology (1.2%)
	Hewlett-Packard Company
2,100,000	4.500%, 3/1/2013[h]	1,953,472
1,500,000	5.500%, 3/1/2018[e]	1,289,429
	International Business Machines Corporation
2,700,000	7.625%, 10/15/2018[h]	2,793,879
1,800,000	8.000%, 10/15/2038	1,867,014

	Total Technology	7,903,794

Transportation (3.7%)
	Burlington Northern Santa Fe Corporation
1,800,000	7.000%, 12/15/2025[e]	1,583,503
	Continental Airlines, Inc.
383,541	7.875%, 7/2/2018[e]	222,454
2,250,000	5.983%, 4/19/2022[e]	1,563,750
	Delta Air Lines, Inc.
4,500,000	7.111%, 9/18/2011[e]	3,600,000
	FedEx Corporation
4,251,785	6.720%, 1/15/2022[e]	4,251,845
	Kansas City Southern de Mexico SA de CV
3,650,000	7.375%, 6/1/2014[h]	2,856,125
	Northwest Airlines, Inc.
5,050,000	6.841%, 4/1/2011[e]	4,014,750
	Piper Jaffray Equipment Trust Securities
2,820,057	6.750%, 4/1/2011[c]	2,086,842
	Union Pacific Corporation
2,800,000	5.450%, 1/31/2013[e]	2,582,910
1,400,000	5.700%, 8/15/2018[f]	1,177,506

	Total Transportation	23,939,685

U.S. Government (7.0%)
	Federal Home Loan Bank
8,000,000	4.625%, 10/10/2012	8,127,936
	Federal Home Loan Mortgage Corporation
7,500,000	4.125%, 9/27/2013[k]	7,461,818
3,250,000	5.000%, 12/14/2018[e]	2,952,430
	Federal National Mortgage Association
7,000,000	5.250%, 8/1/2012[l]	6,996,710
	U.S. Treasury Bonds
1,020,000	7.625%, 2/15/2025[l]	1,358,193
175,000	4.750%, 2/15/2037	185,541
720,000	5.000%, 5/15/2037[k]	793,012
1,430,000	4.375%, 2/15/2038[k]	1,434,246
	U.S. Treasury Notes
3,800,000	2.750%, 2/28/2013[k]	3,852,546
6,210,000	4.000%, 8/15/2018[k]	6,218,247
	U.S. Treasury Notes, TIPS
6,528,207	2.000%, 7/15/2014	5,969,229

	Total U.S. Government	45,349,908

Utilities (5.6%)
	AES Corporation
3,700,000	8.000%, 6/1/2020[e,g]	2,719,500
	Cleveland Electric Illuminating Company
1,065,000	5.700%, 4/1/2017[h]	848,205
	Columbus Southern Power Company
1,600,000	6.050%, 5/1/2018	1,331,384

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (102.2%)	Value
Utilities (5.6%) - continued
	Commonwealth Edison Company
$1,885,000	5.400%, 12/15/2011[e]	$1,763,531
2,170,000	7.500%, 7/1/2013[e]	2,134,907
1,000,000	6.150%, 9/15/2017[e]	851,018
	DTE Energy Company
1,500,000	6.375%, 4/15/2033[e]	962,811
	Exelon Corporation
2,000,000	4.900%, 6/15/2015[e]	1,496,320
	Florida Power Corporation
1,000,000	6.400%, 6/15/2038[h]	879,730
	Illinois Power Company
2,000,000	6.125%, 11/15/2017	1,624,740
	ITC Holdings Corporation
2,000,000	5.875%, 9/30/2016[e,g]	1,761,538
2,500,000	6.050%, 1/31/2018[e,g]	2,188,060
	MidAmerican Energy Holdings Company
1,600,000	6.125%, 4/1/2036[e]	1,177,744
2,200,000	6.500%, 9/15/2037[e]	1,699,034
	Nevada Power Company
1,700,000	6.750%, 7/1/2037[e]	1,287,213
	Nisource Finance Corporation
1,700,000	6.400%, 3/15/2018[e]	1,231,951
	NRG Energy, Inc.
1,500,000	7.250%, 2/1/2014[h]	1,312,500
1,000,000	7.375%, 2/1/2016[h]	862,500
	Ohio Edison Company
950,000	6.875%, 7/15/2036[h]	729,096
	Power Contract Financing, LLC
685,988	6.256%, 2/1/2010[c]	696,292
	Power Receivables Finance, LLC
1,480,776	6.290%, 1/1/2012[c]	1,541,236
	Progress Energy, Inc.
725,000	7.000%, 10/30/2031	556,409
	PSEG Power, LLC
3,200,000	5.000%, 4/1/2014[e]	2,603,731
	Southwestern Public Service Company
1,730,000	6.000%, 10/1/2036	1,255,720
	TXU Corporation
750,000	5.550%, 11/15/2014	405,960
	Union Electric Company
1,600,000	6.400%, 6/15/2017[h]	1,338,714
	Virginia Electric and Power Company
700,000	5.950%, 9/15/2017	602,749
700,000	6.350%, 11/30/2037	535,205

	Total Utilities	36,397,798

	Total Long-Term Fixed Income (cost $795,445,088)	661,898,169

Shares	Preferred Stock (0.1%)
Financials (0.1%)
238,000	Federal National Mortgage Association, 8.250%	499,800

	Total Financials	499,800

	Total Preferred Stock (cost $4,475,429)	499,800

Shares	Collateral Held for Securities Loaned (3.3%)[m]
21,097,170	Thrivent Financial Securities Lending Trust	21,097,170

	Total Collateral Held for Securities Loaned (cost $21,097,170)	21,097,170

Shares or Principal Amount	Short-Term Investments (8.1%)[m]
	Alcon Capital Corporation
9,855,000	0.080%, 11/3/2008	9,854,956
	Federal Home Loan Bank Discount Notes
10,215,000	0.900%, 11/12/2008	10,212,191
3,302,000	0.500%, 11/14/2008	3,301,404
1,600,000	1.248%, 12/10/2008[n]	1,597,837
	Federal Home Loan Mortgage Corporation Discount Notes
2,400,000	1.225%, 12/8/2008[n]	2,396,978
5,000,000	2.570%, 12/23/2008	4,981,439
	Federal National Mortgage Association Discount Notes
6,000,000	1.006%, 11/10/2008	5,998,491
650,000	1.348%, 12/8/2008[n]	649,124
2,400,000	2.422%, 12/10/2008[f,l,n]	2,393,723
	Novartis Finance Corporation
4,400,000	0.930%, 11/7/2008	4,399,318
6,179,037	Thrivent Money Market Fund	6,179,037

	Total Short-Term Investments (at amortized cost)	51,964,498

	Total Investments (cost $874,454,757) 113.9%	$737,015,804

	Other Assets and Liabilities, Net (13.9%)	(89,890,155)

	Total Net Assets 100.0%	$647,125,649

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility. Bank loans generally have rates of interest which are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the actual maturity may occur considerably earlier than the stated maturities shown.

b	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2008

c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Fund owned as of October 31, 2008.

Security	Acquisition Date	Cost
Capitalsource Commercial Loan Trust	4/5/2007	$2,320,460
Piper Jaffray Equipment Trust Securities	9/13/2006	2,802,069
Power Contract Financing, LLC	6/11/2003	685,880
Power Receivables Finance, LLC	9/30/2003	1,480,341
Preferred Term Securities XXIII, Ltd.	9/14/2006	3,261,120

d	All or a portion of the security is insured or guaranteed.

e	At October 31, 2008, $257,341,202 of investments were earmarked to cover open financial futures contracts.

f	At October 31, 2008, $46,036,448 of investments were earmarked to cover open swap contracts.

g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2008, the value of these investments was $101,344,842 or 15.7% of total net assets.

h	Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

i	Denotes investments purchased on a when-issued or delayed delivery basis.

j	In bankruptcy.

k	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

l	At October 31, 2008, $3,264,366 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

m	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

n	At October 31, 2008, $6,479,127 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,389,496
Gross unrealized depreciation	(139,518,336)

Net unrealized appreciation (depreciation)	($138,128,840)
Cost for federal income tax purposes	$875,144,644

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of October 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	155	December 2008	$33,000,005	$33,298,359	$298,354
5-Yr. U.S. Treasury Bond Futures	(345)	December 2008	(38,832,659)	(39,073,945)	(241,286)
10-Yr. U.S. Treasury Bond Futures	(425)	December 2008	(49,062,961)	(48,058,206)	1,004,755
20-Yr. U.S. Treasury Bond Futures	340	December 2008	40,109,395	38,462,500	(1,646,895)
Total Futures					($585,072)

Credit Default Swaps and Counterparty	Buy/Sell Protection	Termination Date	Notional Principal Amount	Upfront Payments Received (Made)	Value	Unrealized Gain/(Loss)
CDX HY, Series 10, 5 Year, at 5.00%; Bank of America	Sell	6/20/2013	$12,830,000	$1,052,238	($1,997,484)	($818,700)
CDX HY, Series 11, 5 Year, at 5.00%; Bank of America	Sell	12/20/2013	9,500,000	1,651,944	(1,769,871)	(111,417)
CDX IG Hvol, Series 10, 5 Year, at 3.50%; J.P. Morgan Chase and Co.	Buy	6/20/2013	3,576,679	149,678	225,928	345,519
CDX IG, Series 10, 5 Year, at 1.55%; Bank of America	Sell	6/20/2013	5,758,400	62,756	(147,789)	(85,763)
CDX IG, Series 10, 5 Year, at 1.55%; J.P. Morgan Chase and Co.	Sell	6/20/2013	5,758,400	58,003	(147,788)	(90,313)
LCDX North America, Series 9, 5 Year, at 2.25%; J.P. Morgan Chase and Co.	Sell	12/20/2012	9,000,000	224,438	(1,195,594)	(999,586)
Total Credit Default Swaps					($5,032,598)	($1,760,260)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$17,265,511	$136,517,911	$147,604,385	6,179,037	$6,179,037	$639,630
Thrivent Financial Securities Lending Trust	58,963,653	131,925,388	169,791,871	21,097,170	21,097,170	344,123
Total Value and Dividend Income	76,229,164				27,276,207	983,753

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (111.9%)	Value
Asset-Backed Securities (13.3%)
	Americredit Automobile Receivables Trust
$4,017,124	2.258%, 11/6/2008[a,b,c]	$3,695,328
	Associates Manufactured Housing Contract Pass-Through Certificates
976,273	7.900%, 3/15/2027[c]	984,803
	Bear Stearns Mortgage Funding Trust
2,023,648	3.399%, 11/25/2008[b]	399,098
	Citibank Credit Card Issuance Trust
3,000,000	5.650%, 9/20/2019[d]	2,216,274
	Countrywide Asset-Backed Certificates
2,314,729	5.549%, 4/25/2036[a]	2,099,336
	Credit Based Asset Servicing and Securitization, LLC
1,984,357	3.369%, 11/25/2008[b,c]	1,929,996
1,970,914	5.501%, 12/25/2036[c]	1,720,578
	Discover Card Master Trust
3,500,000	5.650%, 3/16/2020[c]	2,486,824
	First Franklin Mortgage Loan Asset-Backed Certificates
2,311,665	3.349%, 11/25/2008[b,e]	2,218,583
	First Horizon ABS Trust
2,874,564	3.389%, 11/25/2008[a,b,d]	1,972,799
2,397,633	3.419%, 11/25/2008[a,b]	1,168,904
	GMAC Mortgage Corporation Loan Trust
3,592,936	3.329%, 11/25/2008[a,b]	2,103,323
376,285	3.359%, 11/25/2008[a,b,d]	363,199
4,383,681	3.439%, 11/25/2008[a,b]	2,391,149
	Green Tree Financial Corporation
829,961	7.650%, 10/15/2027[d]	822,200
	Merna Re, Ltd.
2,300,000	5.512%, 12/31/2008[b,c,f]	2,175,800
	PG&E Energy Recovery Funding, LLC
257,404	3.870%, 6/25/2011[c]	256,991
	Popular ABS Mortgage Pass-Through Trust
562,140	4.000%, 12/25/2034[d]	554,440
	Renaissance Home Equity Loan Trust
5,000,000	5.608%, 5/25/2036[c,d]	4,787,415
	Residential Asset Securities Corporation
272,881	4.160%, 7/25/2030[d]	269,971
	Residential Funding Mortgage Securities II
1,164,602	3.389%, 11/25/2008[a,b,c]	1,104,953
	SLM Student Loan Trust
586,781	3.545%, 1/26/2009[b,d]	584,479
	Wachovia Asset Securitization, Inc.
3,410,758	3.399%, 11/25/2008[a,b,c,f]	2,122,648

	Total Asset-Backed Securities	38,429,091

Basic Materials (0.9%)
	ArcelorMittal
1,000,000	6.125%, 6/1/2018[d,f]	689,052
	Precision Castparts Corporation
2,000,000	5.600%, 12/15/2013[d]	2,030,024

	Total Basic Materials	2,719,076

Capital Goods (2.4%)
	Caterpillar Financial Services Corporation
365,000	5.850%, 9/1/2017[d]	318,605
750,000	7.050%, 10/1/2018[d]	707,851
	Honeywell International, Inc.
775,000	5.300%, 3/1/2018[c]	681,934
	John Deere Capital Corporation
1,500,000	5.350%, 1/17/2012[c]	1,444,794
	Oakmont Asset Trust
2,750,000	4.514%, 12/22/2008[d,f]	2,750,250
	United Technologies Corporation
1,150,000	4.875%, 5/1/2015[c]	1,047,916

	Total Capital Goods	6,951,350

Collateralized Mortgage Obligations (6.8%)
	Banc of America Mortgage Securities, Inc.
3,626,543	4.804%, 9/25/2035[c,d]	2,963,041
	Countrywide Alternative Loan Trust
2,320,120	6.000%, 1/25/2037	2,048,687
	HomeBanc Mortgage Trust
2,345,845	5.989%, 4/25/2037[d]	1,589,899
	J.P. Morgan Alternative Loan Trust
3,309,368	5.803%, 3/25/2036[d]	2,074,272
	Merrill Lynch Mortgage Investors, Inc.
3,226,881	4.870%, 6/25/2035[c]	2,621,489
	Thornburg Mortgage Securities Trust
2,528,577	3.349%, 11/25/2008[b,c]	2,511,815
2,503,160	3.369%, 11/25/2008[b,d]	2,269,450
	Washington Mutual Mortgage Pass-Through Certificates
2,650,600	4.833%, 9/25/2035[c]	2,357,976
	Zuni Mortgage Loan Trust
1,491,596	3.389%, 11/25/2008[b,c]	1,428,284

	Total Collateralized Mortgage Obligations	19,864,913

Commercial Mortgage-Backed Securities (12.0%)
	Bear Stearns Commercial Mortgage Securities, Inc.
5,000,000	4.710%, 11/15/2008[b,c,f]	4,522,730
1,750,000	5.835%, 9/11/2042[c,d]	1,053,610
	Citigroup Commercial Mortgage Trust
28,506	4.630%, 11/15/2008[b,c,f]	26,045
	Commercial Mortgage Pass-Through Certificates
150,109	4.660%, 11/15/2008[b,c,f]	138,930
4,000,000	4.690%, 11/15/2008[b,d,f]	3,353,776

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund
Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (111.9%)	Value
Commercial Mortgage-Backed Securities (12.0%) - continued
	Credit Suisse Mortgage Capital Certificates
$4,000,000	4.730%, 11/15/2008[b,d,f]	$3,466,796
	Crown Castle International Corporation
2,000,000	5.245%, 11/15/2036[d,f]	1,920,460
	Greenwich Capital Commercial Funding Corporation
3,500,000	5.867%, 8/10/2017[d]	2,121,312
	GS Mortgage Securities Corporation II
3,000,000	4.175%, 11/6/2008[b,d,f]	2,547,327
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,632,546	5.284%, 5/15/2047[d]	3,248,524
2,500,000	6.007%, 6/15/2049[d]	1,884,530
	Merrill Lynch Mortgage Trust
3,500,000	4.747%, 5/12/2043[c]	2,775,790
3,250,000	5.266%, 1/12/2044[c,d]	2,221,473
	TIAA Real Estate CDO, Ltd.
3,500,000	5.815%, 8/15/2039[d]	3,117,180
	Wachovia Bank Commercial Mortgage Trust
3,125,000	5.765%, 7/15/2045[c]	2,352,588

	Total Commercial Mortgage-Backed Securities	34,751,071

Communications Services (2.5%)
	AT&T, Inc.
300,000	6.500%, 9/1/2037[c,d]	243,700
	British Telecom plc
500,000	9.125%, 12/15/2030[d]	452,765
	Citizens Communications Company
850,000	6.250%, 1/15/2013[d]	703,375
	Comcast Corporation
1,300,000	6.500%, 1/15/2015[d]	1,171,754
	New Cingular Wireless Services, Inc.
520,000	8.750%, 3/1/2031[c]	483,682
	News America, Inc.
510,000	6.400%, 12/15/2035[d]	386,036
	Rogers Cable, Inc.
975,000	6.750%, 3/15/2015[d]	871,075
130,000	8.750%, 5/1/2032[c]	122,548
	Telecom Italia Capital SA
1,175,000	5.250%, 10/1/2015[c]	805,940
	Time Warner Cable, Inc.
750,000	6.750%, 7/1/2018[c]	643,254
	Verizon Communications, Inc.
990,000	5.550%, 2/15/2016[e]	863,785
450,000	8.950%, 3/1/2039	456,673

	Total Communications Services	7,204,587

Consumer Cyclical (1.9%)
	Ford Motor Credit Company
1,500,000	7.375%, 10/28/2009[e]	1,245,156
	McDonald’s Corporation
525,000	6.300%, 3/1/2038[e]	458,402
	MGM MIRAGE
1,310,000	13.000%, 11/15/2013[f,g]	1,165,900
	Nissan Motor Acceptance Corporation
750,000	4.625%, 3/8/2010[c,f]	754,187
1,110,000	5.625%, 3/14/2011[c,f]	1,135,342
	Wal-Mart Stores, Inc.
800,000	5.875%, 4/5/2027[c]	683,730

	Total Consumer Cyclical	5,442,717

Consumer Non-Cyclical (1.9%)
	Baxter International, Inc.
765,000	5.900%, 9/1/2016[c,e]	714,254
	HCA, Inc.
850,000	9.250%, 11/15/2016[d]	722,500
	Johnson & Johnson Company
750,000	5.950%, 8/15/2037[c]	692,869
	Kroger Company
800,000	6.400%, 8/15/2017[c]	696,062
	PepsiCo, Inc.
1,375,000	4.650%, 2/15/2013[d]	1,321,264
	Schering-Plough Corporation
1,200,000	6.000%, 9/15/2017[d]	1,054,214
	Wyeth
340,000	5.950%, 4/1/2037[c]	276,027

	Total Consumer Non-Cyclical	5,477,190

Energy (2.5%)
	Apache Corporation
1,400,000	5.250%, 4/15/2013[d,e]	1,324,553
	CenterPoint Energy Resources Corporation
1,150,000	6.125%, 11/1/2017[c]	882,182
	EOG Resources, Inc.
1,000,000	5.875%, 9/15/2017[d]	884,042
	Forest Oil Corporation
1,000,000	7.250%, 6/15/2019[d,f]	680,000
	Nexen, Inc.
900,000	5.650%, 5/15/2017[d]	714,726
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
1,200,000	5.298%, 9/30/2020[c,f]	1,046,664
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
375,000	5.832%, 9/30/2016[e,f]	342,776
	Transocean, Inc.
770,000	6.000%, 3/15/2018[c]	658,747
	XTO Energy, Inc.
800,000	5.500%, 6/15/2018[c]	629,714
200,000	6.375%, 6/15/2038[d]	140,442

	Total Energy	7,303,846

Financials (10.6%)
	Ace INA Holdings, Inc.
775,000	5.800%, 3/15/2018[d]	622,227
	American Express Bank FSB/Salt Lake City, UT
500,000	6.000%, 9/13/2017[c,d]	373,785
	American Express Company
400,000	7.000%, 3/19/2018[d]	308,126
	American International Group, Inc.
650,000	8.250%, 8/15/2018[d,f]	267,728

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (111.9%)	Value
Financials (10.6%) - continued
	Australia & New Zealand Banking Group, Ltd.
$1,000,000	6.200%, 7/19/2013[d,f]	$902,537
	Bank of America Corporation
900,000	6.000%, 9/1/2017[c,d]	787,841
200,000	8.125%, 5/15/2018[d]	154,986
	Bear Stearns Companies, Inc.
775,000	6.950%, 8/10/2012[d]	764,739
800,000	6.400%, 10/2/2017[d,e]	711,069
	Capmark Financial Group, Inc.
1,150,000	5.875%, 5/10/2012[d]	287,455
400,000	6.300%, 5/10/2017[d]	88,718
	CIT Group, Inc.
1,175,000	7.625%, 11/30/2012[c]	687,093
	Citigroup, Inc.
1,500,000	6.500%, 8/19/2013[c]	1,421,939
775,000	5.000%, 9/15/2014[c]	612,609
	Corestates Capital Trust I
1,250,000	8.000%, 12/15/2026[c,f]	930,249
	General Electric Capital Corporation
450,000	5.625%, 9/15/2017[c]	367,894
	General Motors Acceptance Corporation, LLC
1,000,000	6.000%, 12/15/2011[d]	564,413
	Goldman Sachs Group, Inc.
1,500,000	5.125%, 1/15/2015[d]	1,244,786
550,000	6.750%, 10/1/2037[d]	358,214
	Goldman Sachs Group, Inc., Convertible
2,000,000	1.000%, 1/31/2015[d,m]	1,562,240
1,850,000	1.000%, 5/7/2015[d,m]	1,422,520
	HSBC Holdings plc
575,000	6.500%, 5/2/2036[c,d]	454,928
	International Lease Finance Corporation
765,000	5.750%, 6/15/2011[d]	524,185
	Lehman Brothers Holdings, Inc.
1,500,000	5.250%, 2/6/2012[h]	195,000
	Liberty Property, LP
630,000	5.500%, 12/15/2016[d]	434,807
	Lincoln National Corporation
850,000	7.000%, 5/17/2016[d]	399,500
	Merrill Lynch & Company, Inc.
1,125,000	5.450%, 2/5/2013[c,d]	1,014,027
675,000	6.875%, 4/25/2018[c]	599,528
	Mitsubishi UFG Capital Finance, Ltd.
1,595,000	6.346%, 7/25/2016[c]	1,116,500
	Nationwide Health Properties, Inc.
1,375,000	6.250%, 2/1/2013[c]	1,113,438
	ProLogis
2,000,000	5.500%, 4/1/2012[d]	1,298,928
	Prudential Financial, Inc.
775,000	6.100%, 6/15/2017[e]	621,831
390,000	5.700%, 12/14/2036[c,d]	240,602
	Reinsurance Group of America, Inc.
950,000	5.625%, 3/15/2017[e]	768,866
	Royal Bank of Scotland Group plc
1,325,000	6.990%, 10/5/2017[d,f]	710,174
	State Street Capitol Trust II
1,200,000	8.250%, 3/15/2011[e]	1,033,524
	Swiss RE Capital I, LP
850,000	6.854%, 5/25/2016[d,f]	465,583
	Travelers Companies, Inc.
350,000	6.250%, 6/15/2037	265,575
	United Health Group
550,000	6.500%, 6/15/2037[d]	371,816
	Wachovia Bank NA
770,000	4.875%, 2/1/2015[c]	658,429
	Wachovia Capital Trust III
1,895,000	5.800%, 3/15/2011[c]	1,013,825
	WEA Finance, LLC
775,000	7.125%, 4/15/2018[c,f]	608,369
	Wells Fargo & Company
775,000	4.375%, 1/31/2013[c]	715,522
300,000	5.625%, 12/11/2017[c]	264,657
	Wells Fargo Capital XV
900,000	9.750%, 9/26/2013[c]	873,000
	Willis North America, Inc.
760,000	6.200%, 3/28/2017[e]	553,827

	Total Financials	30,757,609

Foreign (0.5%)
	Corporacion Andina de Fomento
2,000,000	5.750%, 1/12/2017[c]	1,510,554

	Total Foreign	1,510,554

Mortgage-Backed Securities (33.9%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
73,750,000	5.500%, 11/1/2038[g]	72,044,531
11,200,000	6.000%, 11/1/2038[g]	11,193,000
15,000,000	6.500%, 11/1/2038[g]	15,201,570

	Total Mortgage-Backed Securities	98,439,101

Technology (0.6%)
	International Business Machines Corporation
800,000	7.625%, 10/15/2018[d]	827,816
	Oracle Corporation
1,000,000	5.750%, 4/15/2018[d]	875,029

	Total Technology	1,702,845

Transportation (2.3%)
	Burlington Northern Santa Fe Corporation
575,000	7.000%, 12/15/2025[c,d]	505,841
	Continental Airlines, Inc.
1,150,000	5.983%, 4/19/2022[d]	799,250
	Delta Air Lines, Inc.
1,550,000	7.111%, 9/18/2011[d]	1,240,000
	FedEx Corporation
1,128,470	6.720%, 1/15/2022[d]	1,128,486
	Southwest Airlines Company
1,812,641	6.150%, 8/1/2022[d]	1,418,804
	Union Pacific Corporation
1,550,000	6.125%, 1/15/2012[c]	1,481,825

	Total Transportation	6,574,206

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (111.9%)	Value
U.S. Government (14.8%)
	Federal Home Loan Bank
$5,000,000	5.330%, 3/6/2012[d]	$5,043,595
2,000,000	4.625%, 10/10/2012[c]	2,031,984
	Federal Home Loan Mortgage Corporation
2,000,000	5.000%, 12/14/2018[c]	1,816,880
	Federal National Mortgage Association
4,000,000	4.625%, 5/1/2013[d]	3,871,240
	U.S. Treasury Bonds
400,000	4.750%, 2/15/2037[c]	424,094
725,000	5.000%, 5/15/2037[d,i]	798,519
575,000	4.375%, 2/15/2038[i]	576,707
	U.S. Treasury Notes
75,000	4.625%, 8/31/2011[c]	80,953
600,000	2.750%, 2/28/2013[i]	608,297
3,550,000	4.000%, 2/15/2015[c]	3,709,750
4,775,000	3.875%, 5/15/2018[c]	4,767,164
1,580,000	4.000%, 8/15/2018[c]	1,582,098
	U.S. Treasury Notes, TIPS
19,180,095	2.000%, 7/15/2014[c,d,e]	17,537,800

	Total U.S. Government	42,849,081

U.S. Municipals (2.8%)
	California Infrastructure & Economic Bank Revenue Bonds
3,000,000	5.000%, 7/1/2036[c,j]	3,029,340
	Little Rock, Arkansas Sewer Revenue Bonds
3,000,000	5.000%, 10/1/2037[c]	2,694,810
	Missouri Joint Municipal Electric Utility Commission Revenue Bonds (Power Project)
3,000,000	5.000%, 1/1/2032[e]	2,530,140

	Total U.S. Municipals	8,254,290

Utilities (2.2%)
	Cleveland Electric Illuminating Company
825,000	5.700%, 4/1/2017[c]	657,061
	Commonwealth Edison Company
965,000	5.400%, 12/15/2011[c]	902,816
	Exelon Corporation
1,500,000	6.750%, 5/1/2011[e]	1,430,391
	ITC Holdings Corporation
775,000	6.050%, 1/31/2018[c,f]	678,299
	MidAmerican Energy Holdings Company
775,000	6.500%, 9/15/2037[d]	598,523
	Power Receivables Finance, LLC
740,388	6.290%, 1/1/2012[k]	770,618
	Union Electric Company
1,150,000	6.400%, 6/15/2017[c]	962,200
	Virginia Electric & Power Company
515,000	6.000%, 1/15/2036[c]	389,746

	Total Utilities	6,389,654

	Total Long-Term Fixed Income (cost $371,732,689)	324,621,181

Shares	Preferred Stock (0.7%)
Financials (0.7%)
20,100	Allegro Investment Corporation SA TGT, Reverse Convertible, 20.000%[d,f,l,m]	759,609
68,717	Credit Suisse New York, NY, Zero Coupon[c,m]	1,049,996
56,005	Federal National Mortgage Association, 8.250%[d]	117,610

	Total Financials	1,927,215

	Total Preferred Stock (cost $3,543,673)	1,927,215

	Contracts Options Purchased (<0.1%)
510	Call on U.S. Treasury Note Futures $117.50, expires 11/21/2008	79,688

	Total Options Purchased (cost $1,021,530)	79,688

	Collateral Held for Securities Loaned (0.5%)[n]
1,605,479	Thrivent Financial Securities Lending Trust	1,605,479

	Total Collateral Held for Securities Loaned (cost $1,605,479)	1,605,479

Shares or Principal Amount	Short-Term Investments (22.7%)[n]
	Alcon Capital Corporation
4,265,000	0.080%, 11/3/2008	4,264,981
	Federal Home Loan Bank Discount Notes
13,710,000	1.027%, 11/10/2008[c,d]	13,706,480
15,030,000	1.167%, 11/13/2008[c,e]	15,024,154
2,100,000	1.359%, 12/10/2008[o,p]	2,096,908
	Federal Home Loan Mortgage Corporation Discount Notes
8,000,000	2.570%, 12/23/2008[c]	7,970,302
	Federal National Mortgage Association Discount Notes
2,100,000	1.200%, 11/13/2008[c]	2,099,160
8,000,000	0.450%, 11/17/2008	7,998,400
900,000	1.667%, 12/10/2008[p]	898,375
11,588,686	Thrivent Money Market Fund	11,588,686

	Total Short-Term Investments (at amortized cost)	65,647,446

	Total Investments (cost $443,550,817) 135.8%	$393,881,009

	Other Assets and Liabilities, Net (35.8%)	(103,927,682)

	Total Net Assets 100.0%	$289,953,327

a	All or a portion of the security is insured or guaranteed.

b	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

c	At October 31, 2008, $125,012,585 of investments were earmarked to cover open financial futures contracts.

d	Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2008

e	At October 31, 2008, $18,539,882 of investments were earmarked to cover open swap contracts.

f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2008, the value of these investments was $34,161,231 or 11.8% of total net assets.

g	Denotes investments purchased on a when-issued or delayed delivery basis.

h	In bankruptcy.

i	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

j	Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

k	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Core Bond Fund owned as of October 31, 2008.

Security	Acquisition Date	Cost
Power Receivables Finance, LLC	9/30/2003	$740,170

l	Non-income producing security.

m	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

n	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

o	At October 31, 2008, $1,198,233 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

p	At October 31, 2008, $1,797,050 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,200,643
Gross unrealized depreciation	(51,291,039)

Net unrealized appreciation (depreciation)	($50,090,396)
Cost for federal income tax purposes	$443,971,405

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of October 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(140)	December 2008	($29,738,479)	($30,075,936)	($337,457)
5-Yr. U.S. Treasury Bond Futures	(195)	December 2008	(21,851,241)	(22,085,273)	(234,032)
10-Yr. U.S. Treasury Bond Futures	(500)	December 2008	(57,822,695)	(56,539,066)	1,283,629
20-Yr. U.S. Treasury Bond Futures	100	December 2008	11,794,005	11,312,500	(481,505)
Total Futures					$230,635

Credit Default Swaps and Counterparty	Buy/Sell Protection	Termination Date	Notional Principal Amount	Upfront Payments Received (Made)	Value	Unrealized Gain/(Loss)
CDX HY, Series 10, 5 Year, at 5.00%; Bank of America	Sell	6/20/2013	$4,000,000	$248,889	($622,754)	($379,300)
CDX HY, Series 10, 5 Year, at 5.00%; Bank of America	Sell	6/20/2013	1,000,000	88,194	(155,686)	(68,835)
CDX HY, Series 10, 5 Year, at 5.00%; J.P. Morgan Chase & Co.	Sell	6/20/2013	2,000,000	106,945	(311,379)	(182,163)
CDX HY, Series 11, 5 Year, at 5.00%; Bank of America	Sell	12/20/2013	3,000,000	530,000	(558,891)	(22,041)
CDX IG, Series 10, 5 Year, at 1.55%; Bank of America	Sell	6/20/2013	1,488,400	16,221	(38,200)	(22,168)
CDX IG, Series 10, 5 Year, at 1.55%; J.P. Morgan Chase & Co.	Sell	6/20/2013	1,488,400	14,992	(38,200)	(23,344)
Total Credit Default Swaps					($1,725,110)	($697,851)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Core Bond Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$32,927,528	$86,440,137	$107,778,979	11,588,686	$11,588,686	$771,838
Thrivent Financial Securities Lending Trust	28,870,709	60,149,114	87,414,344	1,605,479	1,605,479	136,269
Total Value and Dividend Income	61,798,237				13,194,165	908,107

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (100.1%)	Value
Asset-Backed Securities (26.2%)
	Americredit Automobile Receivables Trust
$1,205,137	2.258%, 11/6/2008[a,b]	$1,108,598
2,010,690	3.430%, 7/6/2011[a,c]	1,932,721
2,500,000	5.490%, 7/6/2012[a]	2,396,335
	Bank of America Credit Card Trust
4,500,000	4.070%, 7/16/2012[d]	4,331,407
	BMW Vehicle Lease Trust
4,000,000	4.590%, 8/15/2013[e]	3,897,912
	Cabela’s Master Credit Card Trust
4,500,000	4.310%, 12/16/2013[e,f]	4,141,089
	Capital Auto Receivables Asset Trust
3,000,000	5.380%, 7/15/2010	2,970,264
4,100,006	4.980%, 5/15/2011	4,026,579
	Carmax Auto Owner Trust
3,750,000	4.960%, 11/17/2008[b,d]	3,622,459
	Chase Funding Issuance Trust
3,750,000	4.960%, 9/17/2012[d]	3,561,949
	Citibank Credit Card Issuance Trust
3,475,000	4.850%, 2/10/2011	3,454,192
	CNH Equipment Trust
3,000,000	5.160%, 11/17/2008[b,d]	2,904,255
2,949,983	4.400%, 5/16/2011[d]	2,906,854
	Countrywide Alternative Loan Trust
1,830,657	5.500%, 2/25/2036	1,587,967
	Countrywide Asset-Backed Certificates
1,322,702	5.549%, 4/25/2036[a]	1,199,621
2,269,000	5.683%, 10/25/2046	2,090,527
	Countrywide Home Loans Asset-Backed Securities
2,000,000	6.085%, 6/25/2021[a]	725,352
	CPL Transition Funding, LLC
1,203,238	5.560%, 1/15/2012	1,228,712
	Credit Acceptance Auto Dealer Loan Trust
1,209,526	5.320%, 10/15/2012[a,f]	1,187,640
	Credit Based Asset Servicing and Securitization, LLC
1,576,731	5.501%, 12/25/2036[c]	1,376,462
	DaimlerChrysler Auto Trust
940,155	5.330%, 8/8/2010	932,859
4,500,000	5.000%, 2/8/2012	4,242,065
	Discover Card Master Trust
4,500,000	5.100%, 10/15/2013[d]	4,138,681
	Drive Auto Receivables Trust
627,528	5.300%, 7/15/2011[a,f]	625,355
	Federal Home Loan Mortgage Corporation
1,975,417	3.299%, 11/25/2008[b,c]	1,911,215
	First Franklin Mortgage Loan Asset-Backed Certificates
86,028	5.500%, 3/25/2036[g,h]	9
	First Horizon ABS Trust
646,092	3.389%, 11/25/2008[a,b]	383,867
	Ford Credit Auto Owner Trust
1,500,000	5.150%, 11/15/2011[d]	1,432,386
	GE Commercial Loan Trust
10,716	4.563%, 1/20/2009[b,f]	10,502
	GMAC Mortgage Corporation Loan Trust
2,694,702	3.329%, 11/25/2008[a,b]	1,577,492
313,571	3.359%, 11/25/2008[a,b]	302,666
1,315,104	3.439%, 11/25/2008[a,b]	717,345
2,500,000	5.750%, 10/25/2036[a]	2,010,040
	Harley Davidson Motorcycle Trust
3,500,000	4.910%, 11/17/2008[b,d]	3,390,740
828,246	5.240%, 1/15/2012[c]	824,004
392,662	3.200%, 5/15/2012	389,365
	Honda Auto Receivables Owner Trust
2,000,000	4.470%, 1/18/2012	1,913,172
	Household Home Equity Loan Trust
3,500,000	5.320%, 3/20/2036	3,236,404
2,000,000	5.660%, 3/20/2036[e]	1,915,082
	Merna Re, Ltd.
3,500,000	5.512%, 12/31/2008[b,d,f]	3,311,000
	Merrill Auto Trust Securitization
4,000,000	5.500%, 3/15/2012[d]	3,864,464
	Mortgage Equity Conversion Asset Trust
2,959,466	2.610%, 11/25/2008[b,d,f]	2,826,290
2,944,380	2.640%, 11/25/2008[b,f]	2,811,883
	Nissan Auto Receivables Owner Trust
128,003	4.740%, 9/15/2009	127,980
3,000,000	5.030%, 5/16/2011	2,940,951
3,500,000	4.280%, 7/15/2013	3,182,847
	Nomura Asset Acceptance Corporation
93,750	3.399%, 11/25/2008[b,f]	76,061
	PG&E Energy Recovery Funding, LLC
286,004	3.870%, 6/25/2011[d]	285,545
	Popular ABS Mortgage Pass-Through Trust
140,535	4.000%, 12/25/2034	138,610
	Renaissance Home Equity Loan Trust
2,000,000	5.608%, 5/25/2036	1,914,966
	Residential Asset Mortgage Products, Inc.
1,148,056	4.547%, 12/25/2034	1,048,033
	Residential Asset Securities Corporation
539,464	5.010%, 4/25/2033	392,331
	Residential Funding Mortgage Securities
2,653,765	4.470%, 7/25/2018[a]	2,500,574
	Santander Drive Auto Receivables Trust
2,716,783	5.050%, 9/15/2011[a,d]	2,683,625
	SLM Student Loan Trust
176,034	3.545%, 1/26/2009[b,d]	175,344
	USAA Auto Owner Trust
49,190	4.830%, 4/15/2010[d]	49,198
4,000,000	4.500%, 10/15/2013[d]	3,773,712

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (100.1%)	Value
Asset-Backed Securities (26.2%) - continued
	Wachovia Asset Securitization, Inc.
$1,279,034	3.399%, 11/25/2008[a,b,d,f]	$795,993
	Wachovia Auto Loan Owner Trust
1,880,931	5.230%, 8/22/2011[d,f]	1,866,762
	Wachovia Auto Owner Trust
4,500,000	4.810%, 9/20/2012	4,233,451
	Washington Mutual Master Note Trust
4,000,000	4.590%, 11/17/2008[b,f]	3,325,796

	Total Asset-Backed Securities	122,929,560

Basic Materials (0.8%)
	ArcelorMittal
1,000,000	5.375%, 6/1/2013[c,f]	812,560
	Lubrizol Corporation
1,000,000	4.625%, 10/1/2009	963,337
	Nucor Corporation
1,300,000	5.000%, 6/1/2013	1,234,190
	Rio Tinto Finance. Ltd.
1,000,000	5.875%, 7/15/2013	853,310

	Total Basic Materials	3,863,397

Capital Goods (1.9%)
	Caterpillar Financial Services Corporation
500,000	4.850%, 12/7/2012[e]	464,474
1,650,000	6.200%, 9/30/2013[i]	1,591,272
	John Deere Capital Corporation
1,000,000	4.400%, 7/15/2009[c]	992,407
800,000	5.350%, 1/17/2012[e]	770,557
	Litton Industries, Inc.
1,650,000	8.000%, 10/15/2009	1,649,135
	Lockheed Martin Corporation
1,250,000	4.121%, 3/14/2013	1,158,667
	Oakmont Asset Trust
1,000,000	4.514%, 12/22/2008[f]	999,848
	Textron Financial Corporation
1,100,000	5.125%, 2/3/2011	982,363

	Total Capital Goods	8,608,723

Collateralized Mortgage Obligations (6.4%)
	American Home Mortgage Assets
2,056,854	3.585%, 11/1/2008[b]	910,558
	Banc of America Mortgage Securities, Inc.
1,087,963	4.804%, 9/25/2035	888,913
	Bear Stearns Adjustable Rate Mortgage Trust
1,437,228	4.625%, 8/25/2010[b]	1,227,697
	Chase Mortgage Finance Corporation
1,605,871	4.568%, 11/25/2008	1,375,152
	Citigroup Mortgage Loan Trust, Inc.
434,106	5.536%, 3/25/2036	428,857
	Countrywide Alternative Loan Trust
1,452,799	6.000%, 1/25/2037	1,282,835
	Countrywide Home Loans, Inc.
1,544,883	5.342%, 3/20/2036[e]	942,536
1,657,779	5.807%, 9/20/2036[d]	986,496
	Deutsche Alt-A Securities, Inc.
2,539,177	4.029%, 11/1/2008[b]	1,249,090
	HomeBanc Mortgage Trust
1,340,483	5.989%, 4/25/2037[d]	908,514
	Impac CMB Trust
480,515	3.579%, 11/25/2008[b,c]	266,980
	J.P. Morgan Alternative Loan Trust
2,478,717	5.803%, 3/25/2036	1,553,630
	J.P. Morgan Mortgage Trust
2,371,663	5.003%, 7/25/2035[c]	2,194,054
	Merrill Lynch Mortgage Investors, Inc.
2,296,894	4.870%, 6/25/2035	1,865,976
	Residential Accredit Loans, Inc.
1,246,267	5.600%, 9/25/2035	803,257
	Thornburg Mortgage Securities Trust
938,685	3.369%, 11/25/2008[b,d]	851,044
	Wachovia Mortgage Loan Trust, LLC
1,300,387	5.562%, 5/20/2036[d]	1,052,316
	Washington Mutual Alternative Loan Trust
2,901,965	3.415%, 11/1/2008[b,d]	1,309,713
1,995,921	3.585%, 11/1/2008[b]	971,027
	Washington Mutual Mortgage Pass-Through Certificates
2,082,177	3.550%, 11/1/2008[b]	1,004,175
859,858	3.549%, 11/25/2008[b,d]	487,377
795,180	4.833%, 9/25/2035[d]	707,393
	Washington Mutual, Inc.
2,416,560	3.405%, 11/1/2008[b,d]	1,155,426
2,484,517	3.485%, 11/1/2008[b]	1,148,400
	Wells Fargo Mortgage Backed Securities Trust
3,500,000	3.698%, 11/25/2008[d]	3,435,499
544,823	4.950%, 3/25/2036	422,873
660,845	5.093%, 3/25/2036	524,257

	Total Collateralized Mortgage Obligations	29,954,045

Commercial Mortgage-Backed Securities (11.3%)
	Banc of America Commercial Mortgage, Inc.
2,600,000	5.001%, 9/10/2010[e]	2,444,104
341,995	4.037%, 11/10/2039[c]	338,903
	Banc of America Large Loan Trust
2,968,325	4.670%, 11/15/2008[b,d,f]	2,589,517
3,000,000	4.770%, 11/15/2008[b,d,f]	2,655,804
	Bear Stearns Commercial Mortgage Securities, Inc.
2,000,000	4.710%, 11/15/2008[b,e,f]	1,809,092
3,628,225	3.869%, 2/11/2041	3,595,154
3,478,961	5.422%, 9/11/2042	3,198,174
	Commercial Mortgage Pass-Through Certificates
45,033	4.660%, 11/15/2008[b,f]	41,679
1,000,000	4.690%, 11/15/2008[b,f]	838,444
3,000,000	4.740%, 11/15/2008[b,e,f]	2,578,992

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (100.1%)	Value
Commercial Mortgage-Backed Securities (11.3%) - continued
	Credit Suisse First Boston Mortgage Securities Corporation
$3,000,000	4.609%, 2/15/2038[d]	$2,864,085
4,000,000	3.382%, 5/15/2038	3,796,372
	Credit Suisse Mortgage Capital Certificates
1,500,000	4.730%, 11/15/2008[b,e,f]	1,300,048
	Crown Castle International Corporation
2,620,000	5.245%, 11/15/2036[d,f]	2,515,803
	General Electric Commercial Mortgage Corporation
927,444	4.591%, 7/10/2045[e]	891,579
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,500,000	4.302%, 1/15/2038	1,373,552
502,932	2.790%, 1/12/2039	495,350
4,000,000	5.198%, 12/15/2044	3,743,896
	LB-UBS Commercial Mortgage Trust
6,490	3.323%, 3/15/2027[c]	6,450
1,123,775	4.207%, 11/15/2027	1,087,938
1,781,766	4.567%, 6/15/2029[d]	1,760,823
4,500,000	4.187%, 8/15/2029	4,393,714
685,275	4.741%, 9/15/2040	668,704
	TIAA Real Estate CDO, Ltd.
4,000,000	5.815%, 8/15/2039[d]	3,562,492
	Wachovia Bank Commercial Mortgage Trust
2,500,903	3.894%, 11/15/2035[d]	2,493,440
266,121	3.958%, 12/15/2035[d]	265,335
	Washington Mutual Asset Securities Corporation
1,565,371	3.830%, 1/25/2035[f]	1,476,123

	Total Commercial Mortgage-Backed Securities	52,785,567

Communications Services (3.3%)
	Ameritech Capital Funding Corporation
1,200,000	6.250%, 5/18/2009	1,213,162
	AT&T, Inc.
750,000	4.950%, 1/15/2013[d]	694,402
	British Telecom plc
1,000,000	8.625%, 12/15/2010[e]	988,030
	Comcast Cable Communications, Inc.
1,400,000	6.200%, 11/15/2008[d]	1,407,550
900,000	6.875%, 6/15/2009[e]	892,645
	Cox Communications, Inc.
750,000	7.875%, 8/15/2009[e]	717,365
600,000	4.625%, 1/15/2010	575,137
	GTE Corporation
1,050,000	7.510%, 4/1/2009[e]	1,057,775
	Qwest Corporation
500,000	5.625%, 11/15/2008[d]	499,890
	Rogers Cable, Inc.
1,120,000	7.875%, 5/1/2012	1,106,873
	SBC Communications, Inc.
1,000,000	4.125%, 9/15/2009	988,510
	Telecom Italia Capital SA
1,000,000	4.000%, 11/15/2008[d]	999,664
600,000	6.200%, 7/18/2011[d]	509,090
	Telefonos de Mexico SA de CV
500,000	4.500%, 11/19/2008[d]	499,900
	Thomson Reuters Corporation
1,000,000	5.950%, 7/15/2013	907,191
	Time Warner Cable, Inc.
1,100,000	5.400%, 7/2/2012[d]	986,018
1,000,000	6.200%, 7/1/2013	912,283
	Verizon Communications, Inc.
650,000	4.350%, 2/15/2013[d]	579,062

	Total Communications Services	15,534,547

Consumer Cyclical (3.0%)
	CVS Caremark Corporation
1,300,000	3.111%, 12/1/2008[b,e]	1,174,551
	CVS Corporation
1,200,000	4.000%, 9/15/2009[e]	1,157,144
	D.R. Horton, Inc.
900,000	8.000%, 2/1/2009[c]	868,500
	Ford Motor Credit Company
2,000,000	7.375%, 10/28/2009	1,660,208
	May Department Stores Company
900,000	4.800%, 7/15/2009	851,495
	McDonald’s Corporation
1,275,000	4.300%, 3/1/2013	1,252,092
	MGM MIRAGE
1,840,000	13.000%, 11/15/2013[f,j]	1,637,600
	Nissan Motor Acceptance Corporation
1,200,000	4.625%, 3/8/2010[f]	1,206,699
	SLM Private Credit Student Loan Trust
893,536	2.829%, 12/15/2008[b,d]	835,456
	Wal-Mart Stores, Inc.
700,000	4.250%, 4/15/2013	680,276
	Walt Disney Company
2,600,000	4.705%, 1/16/2009[b,c]	2,515,547

	Total Consumer Cyclical	13,839,568

Consumer Non-Cyclical (2.0%)
	Abbott Laboratories
700,000	5.150%, 11/30/2012[c]	691,897
	AstraZeneca plc
625,000	5.400%, 9/15/2012[d]	614,975
	Bottling Group, LLC
1,000,000	6.950%, 3/15/2014	1,021,991
	Bunge Limited Finance Corporation
1,600,000	4.375%, 12/15/2008[c]	1,598,777
	Cargill, Inc.
1,000,000	5.200%, 1/22/2013[c,f]	909,007
	Fortune Brands, Inc.
890,000	5.125%, 1/15/2011[c,d]	823,044
	Kellogg Company
1,250,000	5.125%, 12/3/2012[d]	1,192,657
	Kroger Company
1,225,000	7.250%, 6/1/2009	1,233,819
	PepsiCo, Inc.
650,000	4.650%, 2/15/2013	624,597

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (100.1%)	Value
Consumer Non-Cyclical (2.0%) - continued
	Safeway, Inc.
$400,000	6.500%, 11/15/2008[d]	$400,259

	Total Consumer Non-Cyclical	9,111,023

Energy (1.6%)
	Energy Transfer Partners, LP
1,000,000	6.000%, 7/1/2013[e]	887,080
	Enterprise Products Operating, LP
500,000	4.625%, 10/15/2009	478,568
	Occidental Petroleum Corporation
1,000,000	7.000%, 11/1/2013	1,029,060
	Premcor Refining Group, Inc.
900,000	6.125%, 5/1/2011	903,176
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
625,000	5.832%, 9/30/2016[f]	571,294
	Sempra Energy
1,600,000	7.950%, 3/1/2010[d]	1,608,578
	Transocean, Inc.
650,000	5.250%, 3/15/2013[d]	591,922
	Weatherford International, Ltd.
1,000,000	5.150%, 3/15/2013	867,734
	Western Oil Sands, Inc.
650,000	8.375%, 5/1/2012	652,032

	Total Energy	7,589,444

Financials (11.6%)
	Allstate Life Global Funding Trust
1,000,000	5.375%, 4/30/2013[e]	903,708
	American Express Centurion Bank
1,000,000	5.200%, 11/26/2010[c]	907,744
	American Express Company
1,650,000	5.875%, 5/2/2013[d]	1,379,293
	Australia & New Zealand Banking Group, Ltd.
1,650,000	6.200%, 7/19/2013[d,f]	1,489,186
	Bank of New York Mellon Corporation
1,600,000	4.950%, 11/1/2012[d,e]	1,543,899
	Bear Stearns Companies, Inc.
1,000,000	4.550%, 6/23/2010	977,604
	Berkshire Hathaway Finance Corporation
650,000	5.000%, 8/15/2013[c,f]	618,965
	Capmark Financial Group, Inc.
850,000	5.875%, 5/10/2012	212,467
	CIT Group, Inc.
1,100,000	5.200%, 11/3/2010[c]	678,893
500,000	7.625%, 11/30/2012[d]	292,380
	Citigroup, Inc.
1,600,000	5.125%, 2/14/2011[c]	1,516,274
1,000,000	5.500%, 4/11/2013[e]	914,730
1,650,000	6.500%, 8/19/2013[d]	1,564,132
	CME Group, Inc.
1,300,000	5.400%, 8/1/2013[d]	1,227,197
	Corestates Capital Trust I
300,000	8.000%, 12/15/2026[f]	223,260
	Credit Suisse First Boston USA, Inc.
900,000	2.944%, 12/9/2008[b,e]	900,000
	Credit Suisse New York, NY
1,000,000	5.000%, 5/15/2013[d]	901,851
	Developers Diversified Realty Corporation
600,000	4.625%, 8/1/2010	527,830
	Fifth Third Bancorp
675,000	6.250%, 5/1/2013[e]	585,654
	General Electric Capital Corporation
900,000	5.200%, 2/1/2011[d]	870,472
1,000,000	4.800%, 5/1/2013[c]	898,686
	General Motors Acceptance Corporation, LLC
1,200,000	6.875%, 8/28/2012[e]	656,759
	Goldman Sachs Group, Inc.
3,500,000	3.290%, 12/23/2008[b]	3,306,317
900,000	6.875%, 1/15/2011[e]	877,484
	Goldman Sachs Group, Inc., Convertible
2,500,000	1.000%, 1/31/2015[e,o]	1,952,800
1,250,000	1.000%, 5/7/2015[o]	961,162
	International Lease Finance Corporation
950,000	5.750%, 6/15/2011[c]	650,949
	iSTAR Financial, Inc.
750,000	4.875%, 1/15/2009[d]	622,500
	J.P. Morgan Chase & Company
1,650,000	6.750%, 2/1/2011[e]	1,638,521
705,000	5.600%, 6/1/2011	691,716
	Lehman Brothers Holdings E-Capital Trust I
1,500,000	3.589%, 11/19/2008[b,k]	150
	Lehman Brothers Holdings, Inc.
800,000	5.250%, 2/6/2012[k]	104,000
	Lincoln National Corporation
550,000	5.650%, 8/27/2012	520,134
	Merrill Lynch & Company, Inc.
3,500,000	3.079%, 11/5/2008[b]	3,173,142
1,000,000	6.150%, 4/25/2013	922,701
	Metropolitan Life Global Funding
1,320,000	5.125%, 4/10/2013[f]	1,179,965
	Monumental Global Funding, Ltd.
670,000	5.500%, 4/22/2013[f]	635,249
	Morgan Stanley
1,750,000	5.033%, 1/15/2009[b]	1,614,814
650,000	5.050%, 1/21/2011	592,216
650,000	5.250%, 11/2/2012[i]	545,469
	Nations Bank Capital Trust IV
2,700,000	8.250%, 4/15/2027[d]	2,239,474
	Northern Trust Company
1,000,000	5.500%, 8/15/2013	988,960
	Protective Life Secured Trust
1,000,000	4.000%, 10/7/2009	959,088
	Simon Property Group, LP
1,700,000	4.600%, 6/15/2010	1,575,279
	SLM Corporation
1,000,000	4.000%, 1/15/2009[d]	953,118
	State Street Capitol Trust II
1,000,000	8.250%, 3/15/2011[d]	861,270
	UFJ Finance Aruba AEC
1,650,000	8.750%, 11/13/2008	1,647,195

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (100.1%)	Value
Financials (11.6%) - continued
	UnitedHealth Group, Inc.
$1,000,000	5.500%, 11/15/2012[d]	$883,257
	Wachovia Capital Trust III
300,000	5.800%, 3/15/2011[d]	160,500
	Wachovia Corporation
700,000	6.150%, 3/15/2009[d]	694,174
1,000,000	5.500%, 5/1/2013	938,849
	Wells Fargo & Company
1,000,000	2.919%, 12/15/2008[b,e]	979,546
325,000	4.375%, 1/31/2013	300,058
	Wells Fargo Capital XIII
1,000,000	7.700%, 3/26/2013	817,538
	Wells Fargo Capital XV
1,000,000	9.750%, 9/26/2013	970,000

	Total Financials	54,748,579

Foreign (0.4%)
	Corporacion Andina de Fomento
2,500,000	5.750%, 1/12/2017[e]	1,888,193

	Total Foreign	1,888,193

Mortgage-Backed Securities (3.3%)
	Federal National Mortgage Association
3,479,548	6.000%, 8/1/2024	3,484,454
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,000,000	6.000%, 11/1/2038[j]	1,998,750
10,000,000	6.500%, 11/1/2038[j]	10,134,380

	Total Mortgage-Backed Securities	15,617,584

Technology (0.9%)
	Hewlett-Packard Company
1,300,000	4.500%, 3/1/2013[d]	1,209,292
	International Business Machines
	Corporation
2,000,000	6.500%, 10/15/2013	2,057,622
	Sun Microsystems, Inc.
300,000	7.650%, 8/15/2009[d]	299,428
	Xerox Corporation
900,000	5.500%, 5/15/2012	699,476

	Total Technology	4,265,818

Transportation (0.9%)
	Delta Air Lines, Inc.
625,000	7.111%, 9/18/2011[e]	500,000
	FedEx Corporation
700,000	3.500%, 4/1/2009[d]	688,667
	Norfolk Southern Corporation
1,400,000	6.200%, 4/15/2009	1,395,170
	Northwest Airlines, Inc.
1,085,000	6.841%, 4/1/2011	862,575
	Union Pacific Corporation
500,000	6.125%, 1/15/2012[d]	478,008
400,000	5.450%, 1/31/2013[d]	368,987

	Total Transportation	4,293,407

U.S. Government (24.4%)
	Federal Farm Credit Bank
4,000,000	5.375%, 7/18/2011[l]	4,186,252
5,000,000	3.875%, 8/25/2011[i]	5,052,755
	Federal Home Loan Bank
9,650,000	4.250%, 11/20/2009[i]	9,754,770
3,000,000	3.550%, 1/25/2010	3,010,620
5,000,000	2.750%, 6/18/2010	4,958,875
5,000,000	3.500%, 7/16/2010[i]	5,018,580
5,000,000	3.375%, 8/13/2010	5,008,875
6,000,000	3.375%, 10/20/2010	6,012,834
2,500,000	3.625%, 7/1/2011[i]	2,512,465
5,000,000	3.625%, 9/16/2011[i]	5,023,265
4,000,000	4.625%, 10/10/2012	4,063,968
	Federal Home Loan Mortgage Corporation
2,000,000	4.750%, 11/3/2009[e]	2,033,808
8,500,000	4.125%, 11/30/2009[i]	8,597,274
	Federal National Mortgage Association
7,500,000	3.875%, 12/10/2009	7,566,982
5,000,000	2.500%, 4/9/2010	4,953,880
2,500,000	5.125%, 4/15/2011[e]	2,598,195
5,000,000	4.625%, 5/1/2013	4,839,050
	U.S. Treasury Notes
12,500,000	2.125%, 1/31/2010[i]	12,599,613
725,000	2.750%, 2/28/2013[i]	735,025
	U.S. Treasury Notes, TIPS
17,436,450	2.000%, 7/15/2014	15,943,454

	Total U.S. Government	114,470,540

U.S. Municipals (0.8%)
	Denver, Colorado City & County Airport Revenue Bonds
2,500,000	5.250%, 11/15/2032[d]	2,514,525
	Houston, Texas Utility System Revenue Bonds
650,000	5.000%, 5/15/2011	667,674
	South Carolina State Public Service Authority Revenue Bonds
650,000	5.750%, 1/1/2014[d,m]	682,656

	Total U.S. Municipals	3,864,855

Utilities (1.3%)
	Carolina Power & Light, Inc.
1,300,000	5.950%, 3/1/2009[c]	1,296,415
	Cleveland Electric Illuminating Company
235,000	7.430%, 11/1/2009	236,494
	National Rural Utilities
	Cooperative Finance Corporation
1,350,000	5.500%, 7/1/2013	1,200,655
	Oncor Electric Delivery Company
1,300,000	5.950%, 9/1/2013[f]	1,191,605
	Pacific Gas & Electric Company
500,000	3.600%, 3/1/2009	495,589
	Power Receivables Finance, LLC
246,796	6.290%, 1/1/2012[g]	256,873
	Virginia Electric & Power Company
1,000,000	4.500%, 12/15/2010[d]	981,184

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Long-Term Fixed Income (100.1%)	Value
Utilities (1.3%) - continued
$640,000	5.100%, 11/30/2012[d]	$583,428

	Total Utilities	6,242,243

	Total Long-Term Fixed Income (cost $510,465,036)	469,607,093

Shares	Preferred Stock (0.4%)
Financials (0.4%)
25,125	Allegro Investment Corporation SA TGT, Reverse Convertible, 20.000%[e,f,n,o]	949,511
46,750	Credit Suisse New York, NY, Zero Coupon[e,o]	714,340
72,400	Federal National Mortgage Association, 8.250%	152,040

	Total Financials	1,815,891

	Total Preferred Stock (cost $3,920,193)	1,815,891

Contracts	Options Purchased (<0.1%)
	Call on U.S. Treasury Bond Futures
410	$117.50, expires 11/21/2008	64,062

	Total Options Purchased (cost $821,230)	64,062

Shares	Collateral Held for Securities Loaned (11.3%)[p]
52,879,250	Thrivent Financial Securities Lending Trust	52,879,250

	Total Collateral Held for Securities Loaned (cost $52,879,250)	52,879,250

Shares or Principal Amount	Short-Term Investments (3.1%)[p]
	Alcon Capital Corporation
3,970,000	0.080%, 11/3/2008	3,969,982
	Federal Home Loan Bank Discount Notes
1,100,000	1.164%, 12/10/2008[l,q]	1,098,613
	Federal Home Loan Mortgage Corporation Discount Notes
350,000	1.200%, 12/8/2008[q]	349,569
	Federal National Mortgage Association Discount Notes
200,000	1.300%, 12/8/2008[l]	199,733
1,050,000	2.300%, 12/10/2008[l,q]	1,047,402
7,923,037	Thrivent Money Market Fund	7,923,037

	Total Short-Term Investments (at amortized cost)	14,588,336

	Total Investments (cost $582,674,045) 114.9%	$538,954,632

	Other Assets and Liabilities, Net (14.9%)	(70,068,178)

	Total Net Assets 100.0%	$468,886,454

a	All or a portion of the security is insured or guaranteed.

b	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

c	Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

d	At October 31, 2008, $110,534,293 of investments were earmarked to cover open financial futures contracts.

e	At October 31, 2008, $46,579,752 of investments were earmarked to cover open swap contracts.

f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2008, the value of these investments was $49,208,622 or 10.5% of total net assets.

g	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Fund owned as of October 31, 2008.

Security	Acquisition Date	Cost
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2008	$85,895
Power Receivables Finance, LLC	9/30/2003	246,724

h	Defaulted security.

i	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

j	Denotes investments purchased on a when-issued or delayed delivery basis.

k	In bankruptcy.

l	At October 31, 2008, $1,202,405 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

m	Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

n	Non-income producing security.

o	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

p	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

q	At October 31, 2008, $1,597,568 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

TIPS	-	Treasury Inflation Protected Security.
LIBOR	-	London Interbank Offered Rate.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,621,454
Gross unrealized depreciation	(45,447,517)

Net unrealized appreciation (depreciation)	($43,826,063)
Cost for federal income tax purposes	$582,780,695

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of October 31, 2008

Futures	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(115)	December 2008	($24,466,993)	($24,705,234)	($238,241)
5-Yr. U.S. Treasury Bond Futures	(355)	December 2008	(39,717,315)	(40,206,523)	(489,208)
10-Yr. U.S. Treasury Bond Futures	(275)	December 2008	(31,802,482)	(31,096,485)	705,997
20-Yr. U.S. Treasury Bond Futures	35	December 2008	4,127,902	3,959,375	(168,527)
Total Futures					($189,979)

Credit Default Swaps and Counterparty	Buy/Sell Protection	Termination Date	Notional Principal Amount	Upfront Payments Received (Made)	Value	Unrealized Gain/(Loss)
CDX HY, Series 10, 5 Year, at 5.00%; Bank of America	Sell	6/20/2013	$1,000,000	$88,194	($155,686)	($68,835)
CDX HY, Series 10, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Sell	6/20/2013	2,000,000	106,944	(311,380)	(182,164)
CDX HY, Series 11, 5 Year, at 5.00%; Bank of America	Sell	12/20/2013	4,500,000	795,000	(838,337)	(33,062)
CDX IG, Series 10, 5 Year, at 1.55%; Bank of America	Sell	6/20/2013	2,440,000	26,592	(62,622)	(36,340)
CDX IG, Series 10, 5 Year, at 1.55%; J.P. Morgan Chaseand Co.	Sell	6/20/2013	2,440,000	24,578	(62,622)	(38,268)
LCDX, N.A., Index Series 8, 5 Year, at 1.20%; Bank of America	Sell	6/20/2012	1,615,000	21,375	(212,165)	(220,826)
LCDX, N.A., Index Series 8, 5 Year, at 1.20%; J.P. Morgan Chase and Co.	Sell	6/20/2012	1,615,000	21,375	(212,166)	(219,743)
Total Credit Default Swaps					($1,854,978)	($799,238)

Interest Rate Swaps and Counterparty	Fund Receives	Fund Pays	Termination Date	Notional Principal Amount	Upfront Payments Received (Made)	Value	Unrealized Gain/(Loss)
Bank of America, N.A., 2 Year	5.306%	3 Month LIBOR	6/29/2009	$15,000,000	N/A	$262,160	$262,160
Bank of America, N.A., 2 Year	5.275%	3 Month LIBOR	5/29/2009	11,000,000	N/A	179,235	179,235
Total Interest Rate Swaps						$441,395	$441,395

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at October 31, 2008	Value October 31, 2008	Income Earned November 1, 2007- October 31, 2008
Money Market	$28,229,455	$144,571,171	$164,877,589	7,923,037	$7,923,037	$757,954
Thrivent Financial Securities Lending Trust	14,722,625	210,466,803	172,310,178	52,879,250	52,879,250	349,421
Total Value and Dividend Income	42,952,080				60,802,287	1,107,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Certificates of Deposit (0.9%)[a]	Value
	US Bank NA
$13,500,000	2.950%, 3/11/2009	$13,500,000

	Total Certificates of Deposit	13,500,000

	Commercial Paper (78.5%)[a]
Asset-Backed Commercial Paper (2.9%)
	GOVCO, Inc.
10,115,000	2.750%, 11/20/2008[b]	10,100,319
13,510,000	3.050%, 12/10/2008[b]	13,465,361
6,750,000	3.020%, 12/18/2008[b]	6,723,386
13,600,000	2.600%, 1/28/2009[b]	13,513,565

	Total Asset-Backed Commercial Paper	43,802,631

Banking-Domestic (4.8%)
	Bank of America Corporation
16,890,000	2.955%, 3/17/2009	16,701,451
	BNP Paribas Financial
16,880,000	2.835%, 12/30/2008	16,801,571
	J.P. Morgan Chase & Company
6,070,000	2.740%, 12/8/2008	6,052,906
	River Fuel Company No. 2, Inc.
17,000,000	3.050%, 12/4/2008[b]	16,952,471
	River Fuel Trust No. 1
17,000,000	3.050%, 12/5/2008[b]	16,951,031

	Total Banking-Domestic	73,459,430

Banking-Foreign (6.9%)
	Bank of Scotland plc
16,875,000	2.790%, 11/28/2008	16,839,689
16,900,000	2.785%, 12/11/2008	16,847,704
	BNP Paribas Financial
22,130,000	0.250%, 11/3/2008	22,129,692
	DnB NORBank ASA
16,860,000	2.710%, 11/12/2008	16,846,039
16,875,000	2.805%, 12/29/2008	16,798,739
	Svenska Handelsbanken AB
16,900,000	3.150%, 5/26/2009[c]	16,900,000

	Total Banking-Foreign	106,361,863

Basic Industry (2.4%)
	BASF AG
20,565,000	3.350%, 11/4/2008	20,559,259
	Praxair, Inc.
16,325,000	2.250%, 11/21/2008	16,304,594

	Total Basic Industry	36,863,853

Consumer Cyclical (1.2%)
	Toyota Credit Puerto Rico
5,400,000	2.530%, 11/25/2008	5,390,892
13,510,000	2.700%, 3/23/2009	13,366,118

	Total Consumer Cyclical	18,757,010

Education (3.8%)
	Northwestern University
7,500,000	2.400%, 11/18/2008	7,491,500
7,000,000	2.600%, 11/19/2008	6,990,900
	Yale University
14,000,000	3.700%, 11/6/2008	13,992,805
23,490,000	3.126%, 11/13/2008	23,465,526
6,745,000	2.800%, 12/9/2008	6,725,065

	Total Education	58,665,796

Finance (28.2%)
	Barton Capital Corporation
9,660,000	2.789%, 12/8/2008[b]	9,632,312
16,770,000	4.200%, 12/12/2008[b]	16,689,783
17,140,000	4.100%, 12/17/2008[b]	17,050,206
16,970,000	2.700%, 12/23/2008[b]	16,903,817
	Bryant Illinois Park Fund
16,985,000	3.000%, 12/9/2008[b]	16,931,214
16,765,000	4.250%, 12/12/2008[b]	16,683,853
17,140,000	4.000%, 12/30/2008[b]	17,027,638
	Chariot Funding, LLC
17,000,000	3.000%, 11/26/2008[b]	16,964,583
	Enterprise Funding Corporation
17,595,000	2.649%, 11/19/2008[b]	17,571,691
6,965,000	3.800%, 12/4/2008[b]	6,940,739
5,000,000	3.800%, 12/5/2008[b]	4,982,056
	Falcon Asset Securitization Corporation
17,720,000	3.700%, 11/17/2008[b]	17,690,860
7,970,000	2.700%, 11/25/2008[b]	7,955,654
	General Electric Capital Corporation
13,500,000	2.820%, 3/11/2009	13,362,525
	HSBC Finance Corporation
16,885,000	2.950%, 3/11/2009	16,705,128
	ING US Funding, LLC
16,880,000	2.975%, 3/12/2009	16,697,262
	Kitty Hawk Funding Corporation
20,420,000	2.800%, 11/17/2008[b]	20,394,588
2,000,000	2.800%, 11/19/2008[b]	1,997,200
2,279,000	3.750%, 12/8/2008[b]	2,270,216
7,993,000	3.000%, 12/18/2008[b]	7,961,694
2,812,000	4.150%, 12/19/2008[b]	2,796,440
	Old Line Funding Corporation
13,500,000	2.790%, 11/12/2008[b]	13,488,491
16,860,000	2.780%, 11/17/2008[b]	16,839,169
16,915,000	3.700%, 12/15/2008[b]	16,838,507
16,770,000	4.000%, 12/19/2008[b]	16,680,560
10,200,000	2.600%, 2/20/2009[b]	10,118,230
	Private Export Funding Corporation
5,700,000	2.000%, 11/3/2008	5,699,367
	Ranger Funding Company
5,440,000	3.000%, 12/16/2008[b]	5,419,600
	Sheffield Receivables Corporation
13,610,000	2.800%, 12/4/2008[b]	13,575,068
16,765,000	4.250%, 12/11/2008[b]	16,685,832
	Thunder Bay Funding, Inc.
10,601,000	0.500%, 11/3/2008[b]	10,600,706
13,500,000	2.790%, 11/12/2008[b]	13,488,491
10,130,000	2.780%, 12/15/2008[b]	10,095,580
	Yorktown Capital, LLC
16,875,000	2.740%, 11/19/2008[b]	16,851,881

	Total Finance	431,590,941

Insurance (3.5%)
	Swiss Reinsurance Company
16,860,000	2.750%, 11/13/2008	16,844,545
20,260,000	2.720%, 11/21/2008	20,229,385

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Commercial Paper (78.5%)[a]	Value
Insurance (3.5%) - continued
$2,500,000	3.000%, 2/12/2009	$2,478,542
13,510,000	3.020%, 3/16/2009	13,356,999

	Total Insurance	52,909,471

U.S. Government (20.1%)
	Federal Home Loan Bank Discount Notes
10,000,000	1.000%, 11/5/2008	9,998,889
10,190,000	3.150%, 12/31/2008	10,136,502
10,230,000	2.550%, 2/17/2009	10,151,740
6,750,000	2.750%, 3/2/2009	6,687,609
11,280,000	2.544%, 4/14/2009	11,149,256
	Federal Home Loan Mortgage Corporation
10,250,000	4.875%, 2/17/2009	10,315,108
	Federal Home Loan Mortgage Corporation Discount Notes
16,970,000	2.550%, 11/25/2008	16,941,151
8,000,000	2.760%, 12/15/2008	7,973,013
10,190,000	2.660%, 12/22/2008	10,151,601
34,984,000	2.765%, 12/26/2008	34,836,236
10,140,000	2.600%, 12/29/2008	10,097,525
30,580,000	2.604%, 2/24/2009	30,325,582
2,000,000	3.000%, 3/2/2009	1,979,833
16,930,000	3.050%, 3/30/2009	16,716,282
6,800,000	2.250%, 3/31/2009	6,736,250
	Federal National Mortgage Association Discount Notes
13,500,000	2.698%, 12/22/2008	13,448,401
20,380,000	2.800%, 12/24/2008	20,295,989
10,165,000	2.600%, 12/31/2008	10,120,952
16,900,000	2.250%, 2/17/2009	16,785,925
6,400,000	2.700%, 2/27/2009	6,343,360
13,600,000	2.700%, 3/16/2009	13,462,300
17,000,000	2.500%, 3/18/2009	16,838,264
10,245,000	3.000%, 3/19/2009	10,127,183
6,450,000	2.870%, 5/1/2009	6,356,928

	Total U.S. Government	307,975,879

U.S. Municipal (4.7%)
	Alaska Housing Financing
17,550,000	3.300%, 11/13/2008	17,530,695
10,130,000	2.730%, 12/5/2008	10,103,881
	California State Public Works Board Lease Revenue Bonds
6,740,000	2.800%, 11/10/2008	6,740,000
20,400,000	3.890%, 12/4/2008	20,400,000
	State of Michigan Regional Authority General Obligation Bonds
16,870,000	2.800%, 11/4/2008	16,870,000

	Total U.S. Municipal	71,644,576

	Total Commercial Paper	1,202,031,450

	Variable Rate Notes (21.3%)[a]
Banking-Domestic (12.0%)
	Bank of America Corporation
10,000,000	2.998%, 11/6/2008[d]	10,000,000
	Bank of America NA
10,140,000	4.350%, 1/3/2009[d]	10,140,000
	Bank of New York Company, Inc.
9,250,000	4.304%, 11/10/2008[c,d]	9,250,000
	Barclays Bank plc NY
10,120,000	3.253%, 11/12/2008[d]	10,120,000
	Bear Stearns & Company, Inc.
10,200,000	3.852%, 12/30/2008[b,d]	10,177,500
	Branch Banking and Trust Company
13,515,000	3.213%, 12/4/2008[d]	13,515,000
	Deutsche Bank AG/NY
13,530,000	3.414%, 12/22/2008[d]	13,530,000
	J.P. Morgan Chase & Company
20,360,000	3.254%, 12/22/2008[d]	20,363,411
	Rabobank Nederland NV/NY
13,690,000	2.784%, 11/17/2008[c,d]	13,690,000
	Royal Bank of Canada NY
10,150,000	3.104%, 11/17/2008[c,d]	10,150,000
13,510,000	3.215%, 1/2/2009[d]	13,510,000
	Svenska Handlesbanken NY
20,230,000	3.161%, 11/26/2008[d]	20,230,000
	Wachovia Bank
10,130,000	4.418%, 1/5/2009[d]	10,130,000
	Wells Fargo & Company
19,225,000	4.710%, 11/17/2008[c,d]	19,225,000

	Total Banking-Domestic	184,030,911

Banking-Foreign (1.5%)
	ING Bank NV
13,520,000	3.726%, 12/29/2008[c,d]	13,520,000
	Societe Generale
10,120,000	3.285%, 12/4/2008[c,d]	10,120,000

	Total Banking-Foreign	23,640,000

Basic Industry (1.4%)
	BASF Finance Europe NV
20,620,000	4.513%, 12/19/2008[c,d]	20,620,000

	Total Basic Industry	20,620,000

Consumer Cyclical (2.6%)
	American Honda Finance Corporation
10,150,000	2.924%, 11/5/2008[c,d]	10,150,000
4,760,000	2.874%, 12/9/2008[c,d]	4,760,860
18,230,000	4.419%, 1/8/2009[c,d]	18,230,000
6,760,000	4.949%, 1/14/2009[c,d]	6,760,000

	Total Consumer Cyclical	39,900,860

Finance (0.9%)
	Procter & Gamble International Funding SCA
13,530,000	2.879%, 11/19/2008[d]	13,530,000

	Total Finance	13,530,000

Insurance (1.1%)
	Allstate Life Global Funding Trust
16,900,000	3.454%, 12/22/2008[d]	16,900,000

	Total Insurance	16,900,000

U.S. Government (1.8%)
	Federal Home Loan Bank
6,750,000	0.850%, 11/3/2008[d]	6,750,000
6,900,000	4.038%, 1/5/2009[d]	6,899,522

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of October 31, 2008

Principal Amount	Variable Rate Notes (21.3%)[a]	Value
U.S. Government (1.8%) - continued
	Federal Home Loan Mortgage Corporation
$13,500,000	3.306%, 12/26/2008[d]	$13,498,570

	Total U.S. Government	27,148,092

	Total Variable Rate Notes	325,769,863

	Total Investments (at amortized cost) 100.7%	$1,541,301,313

	Other Assets and Liabilities, Net (0.7)%	(11,035,923)

	Total Net Assets 100.0%	$1,530,265,390

a	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank or institution.

c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2008, the value of these investments was $153,375,860 or 10.0% of total net assets.

d	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Cost for federal income tax purposes	$1,541,301,313

The accompanying Notes to the Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Mutual Funds

Statement of Assets and Liabilities

As of October 31, 2008	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Assets
Investments at cost	$459,988,325	$1,064,828,398	$1,018,620,513	$399,712,873
Investments in securities at market value	1,348,111	11,967,249	19,827,936	11,691,680
Investments in affiliates at market value	313,185,551	742,098,870	747,388,695	313,650,481
Investments at Market Value	314,533,662	754,066,119	767,216,631	325,342,161
Cash	62	281	438	125
Dividends and interest receivable	—	37,462	72,324	37,805
Prepaid expenses	2,283	3,629	3,580	2,206
Receivable for investments sold	—	—	308,169	—
Receivable for fund shares sold	864,657	997,706	257,185	540,590
Receivable for forward contracts	—	—	—	—
Receivable for variation margin	227,905	835,010	1,093,865	505,950
Total Assets	315,628,569	755,940,207	768,952,192	326,428,837
Liabilities
Accrued expenses	70,990	113,098	90,771	42,260
Other liabilities	—	—	—	—
Payable for investments purchased	771,302	929,641	—	265,328
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	81,115	79,049	560,627	241,802
Payable for forward contracts	—	—	—	—
Payable to affiliate	100,524	268,868	292,294	116,096
Total Liabilities	1,023,931	1,390,656	943,692	665,486
Net Assets
Capital stock (beneficial interest)	444,079,810	1,045,167,447	1,019,197,634	402,370,294
Accumulated undistributed net investment income/(loss)	239,864	7,679,490	1,240,131	730,721
Accumulated undistributed net realized gain/(loss)	15,602,265	12,838,636	(732,941)	(2,094,715)
Net unrealized appreciation/(depreciation) on:
Investments	—	138,817	283,996	137,410
Affiliated investments	(145,454,663)	(310,901,096)	(251,687,878)	(74,508,122)
Futures contracts	137,362	(373,743)	(292,442)	(872,237)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$314,604,638	$754,549,551	$768,008,500	$325,763,351
Class A Share Capital	$264,196,147	$698,349,835	$739,643,364	$314,698,748
Shares of beneficial interest outstanding (Class A)	31,983,260	83,536,171	87,881,152	35,976,747
Net asset value per share	$8.26	$8.36	$8.42	$8.75
Maximum public offering price	$8.74	$8.85	$8.91	$9.26
Class B Share Capital	$—	$—	$—	$—
Shares of beneficial interest outstanding (Class B)	—	—	—	—
Net asset value per share	$—	$—	$—	$—
Institutional Class Share Capital	$50,408,491	$56,199,716	$28,365,136	$11,064,603
Shares of beneficial interest outstanding (Institutional Class)	6,063,270	6,679,421	3,364,080	1,262,287
Net asset value per share	$8.31	$8.41	$8.43	$8.77

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities - continued

Technology Fund	Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Small Cap Index Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund

$27,665,255	$105,165,746	$192,456,392	$468,989,953	$32,101,428	$334,467,845	$99,455,852
19,054,015	67,734,558	126,202,751	363,476,948	25,708,243	207,762,418	70,242,813
3,319,276	21,082,991	36,325,763	70,696,727	3,789,799	51,623,313	9,074,025
22,373,291	88,817,549	162,528,514	434,173,675	29,498,042	259,385,731	79,316,838
—	—	—	771	—	—	—
10,945	39,092	116,071	244,389	30,013	144,948	113,630
1,412	1,531	1,675	2,511	1,419	2,069	1,453
2,320,896	385,692	21,582	14,151,714	333,300	—	655,501
9,223	7,726	307,345	74,924	15,086	21,727	17,460
131,805	—	—	—	—	—	—
—	148,000	—	241,861	30,086	—	—
24,847,572	89,399,590	162,975,187	448,889,845	29,907,946	259,554,475	80,104,882

33,028	22,708	38,415	139,225	32,714	101,342	24,730
—	—	—	—	21,966	—	—
2,140,572	982,509	629,989	42,176,487	137,238	—	460,841
1,705,385	14,040,435	31,225,748	54,683,469	3,416,960	43,949,649	2,746,527
26,092	800	42,828	171,307	11,063	52,278	18,731
135,149	—	—	—	—	—	—
8,907	59,476	95,041	316,411	7,752	156,320	50,547
4,049,133	15,105,928	32,032,021	97,486,899	3,627,693	44,259,589	3,301,376

60,799,236	108,684,697	152,408,144	458,465,672	25,401,635	304,497,885	108,034,273
(10,804)	(26,069)	1,029,078	682,683	161,636	(25,883)	576,607
(34,697,812)	(17,240,759)	7,433,822	(72,929,131)	3,309,584	(14,095,002)	(11,668,360)

(5,291,964)	(16,348,197)	(29,927,878)	(34,816,278)	(2,603,386)	(75,082,114)	(20,139,014)
—	—	—	—	—	—	—
—	(776,010)	—	—	10,784	—	—
(3,344)	—	—	—	—	—	—
3,127	—	—	—	—	—	—
$20,798,439	$74,293,662	$130,943,166	$351,402,946	$26,280,253	$215,294,886	$76,803,506
$19,151,529	$9,625,248	$54,295,492	$241,884,273	$26,280,253	$165,013,929	$7,364,290
8,141,603	1,246,522	4,925,638	23,411,153	2,705,487	16,119,019	933,880
$2.35	$7.72	$11.02	$10.33	$9.71	$10.24	$7.89
$2.49	$8.17	$11.66	$10.93	$10.28	$10.84	$8.35
$366,589	$—	$1,249,979	$2,848,610	$—	$5,094,190	$—
166,139	—	122,517	329,486	—	562,008	—
$2.21	$—	$10.20	$8.65	$—	$9.06	$—
$1,280,321	$64,668,414	$75,397,695	$106,670,063	$—	$45,186,767	$69,439,216
511,852	8,298,534	6,538,712	9,332,322	—	4,021,045	8,772,087
$2.50	$7.79	$11.53	$11.43	$—	$11.24	$7.92

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities - continued

As of October 31, 2008	Mid Cap Stock Fund	Mid Cap Index Fund	Partner Worldwide Allocation Fund	Partner International Stock Fund
Assets
Investments at cost	$992,576,707	$41,074,001	$95,903,641	$556,138,665
Investments in securities at market value	723,082,051	32,106,842	57,092,291	390,162,116
Investments in affiliates at market value	79,325,476	3,384,605	5,901,139	14,775,885
Investments at Market Value	802,407,527	35,491,447	62,993,430	404,938,001
Cash	3,978	—	30,012 (a)	12,319 (b)
Dividends and interest receivable	409,733	30,816	344,686	1,662,570
Prepaid expenses	3,719	1,451	13,906	2,846
Receivable for investments sold	10,270,855	234,166	479,011	3,701,638
Receivable for fund shares sold	423,040	11,916	46,802	65,421
Receivable for forward contracts	—	—	1,885,952	22,736,923
Receivable for variation margin	—	18,932	14,262	—
Total Assets	813,518,852	35,788,728	65,808,061	433,119,718
Liabilities
Distributions payable	—	—	—	—
Accrued expenses	216,269	31,521	50,139	137,274
Other liabilities	—	—	—	—
Payable for investments purchased	24,689,250	174,463	989,424	18,716,872
Payable upon return of collateral for securities loaned	77,710,896	2,503,733	—	630,480
Payable for fund shares redeemed	962,484	24,922	—	142,028
Payable for forward contracts	—	—	1,920,077	22,869,184
Swap agreements, at value	—	—	—	—
Payable for variation margin	—	—	—	—
Payable to affiliate	612,546	4,046	28,608	310,463
Mortgage dollar roll deferred revenue	—	—	—	—
Total Liabilities	104,191,445	2,738,685	2,988,248	42,806,301
Net Assets
Capital stock (beneficial interest)	1,100,490,388	36,029,152	102,637,260	596,798,818
Accumulated undistributed net investment income/(loss)	3,777,146	347,760	1,564,231	10,663,759
Accumulated undistributed net realized gain/(loss)	(204,770,947)	2,281,188	(8,339,093)	(66,005,853)
Net unrealized appreciation/(depreciation) on:
Investments	(190,169,180)	(5,582,554)	(32,910,211)	(151,200,664)
Futures contracts	—	(25,503)	(91,189)	—
Swap agreements	—	—	—	—
Foreign currency forward contracts	—	—	(34,125)	(132,261)
Foreign currency transactions	—	—	(7,060)	189,618
Total Net Assets	$709,327,407	$33,050,043	$62,819,813	$390,313,417
Class A Share Capital	$488,882,295	$33,050,043	$15,862,261	$173,506,385
Shares of beneficial interest outstanding (Class A)	54,002,318	3,717,369	2,606,438	23,136,460
Net asset value per share	$9.05	$8.89	$6.09	$7.50
Maximum public offering price	$9.58	$9.41	$6.44	$7.94
Class B Share Capital	$3,042,057	$—	$—	$2,572,150
Shares of beneficial interest outstanding (Class B)	412,622	—	—	358,539
Net asset value per share	$7.37	$—	$—	$7.17
Institutional Class Share Capital	$217,403,055	$—	$46,957,552	$214,234,882
Shares of beneficial interest outstanding (Institutional Class)	22,317,952	—	7,697,731	27,939,865
Net asset value per share	$9.74	$—	$6.10	$7.67

(a)	Includes foreign currency holdings of $30,012 (cost $32,252).

(b)	Includes foreign currency holdings of $9,275 (cost $8,982).

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities - continued

Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund	Large Cap Index Fund	Balanced Fund	High Yield Fund	Municipal Bond Fund

$410,718,689	$550,082,967	$2,067,274,748	$55,020,335	$276,222,365	$634,975,415	$1,155,836,307
302,743,068	452,718,318	1,814,978,298	51,377,234	206,941,785	437,209,143	1,129,292,245
19,453,415	16,360,438	85,371,259	706,374	23,378,239	44,811,140	—
322,196,483	469,078,756	1,900,349,557	52,083,608	230,320,024	482,020,283	1,129,292,245
—	—	—	—	9 (c)	—	20,994
197,868	887,066	2,934,702	76,944	711,411	12,504,158	18,100,352
2,624	2,861	8,370	1,519	2,021	2,747	4,222
5,693,462	2,723,327	19,109,776	2,553	3,666,498	1,061,082	—
20,987	345,183	187,606	16,768	13,953	77,070	1,198,006
—	—	—	—	—	—	—
—	—	17,785	—	74,375	—	—
328,111,424	473,037,193	1,922,607,796	52,181,392	234,788,291	495,665,340	1,148,615,819

—	—	—	—	—	857,356	828,096
68,933	97,488	647,010	33,745	81,484	100,028	176,226
—	—	667,701	45,673	—	31,160	—
2,363,836	—	9,450,577	30,660	26,227,115	11,685,630	1,482,585
17,017,857	13,448,200	73,426,536	705,338	11,379,048	30,966,137	—
351,128	179,773	988,412	87,509	105,510	173,425	1,721,726
—	—	—	—	—	—	—
—	—	—	—	384,390	—	—
—	—	—	801	47,500	—	—
210,322	263,153	1,464,949	12,192	150,383	274,000	698,771
—	—	—	—	10,458	—	—
20,012,076	13,988,614	86,645,185	915,918	38,385,888	44,087,736	4,907,404

464,335,080	576,075,704	2,070,663,404	58,056,320	245,160,401	1,092,617,121	1,169,592,616
770,141	9,569,545	22,186,218	914,261	224,255	(205,702)	(61,123)
(68,483,667)	(45,592,459)	(89,983,025)	(4,772,087)	(2,873,103)	(487,878,683)	720,984

(88,522,206)	(81,004,211)	(166,925,191)	(2,936,727)	(45,902,341)	(152,955,132)	(26,544,062)
—	—	21,205	3,707	(34,369)	—	—
—	—	—	—	(172,439)	—	—
—	—	—	—	—	—	—
—	—	—	—	(1)	—	—
$308,099,348	$459,048,579	$1,835,962,611	$51,265,474	$196,402,403	$451,577,604	$1,143,708,415
$88,979,259	$187,378,228	$1,658,797,719	$51,265,474	$143,027,811	$318,801,212	$1,104,836,754
24,111,223	16,887,682	93,882,898	7,641,440	16,049,473	88,809,466	106,592,219
$3.69	$11.10	$17.67	$6.71	$8.91	$3.59	$10.37
$3.90	$11.75	$18.70	$7.10	$9.43	$3.76	$10.86
$2,689,776	$2,810,533	$12,975,566	$—	$2,633,324	$3,357,971	$3,807,038
796,331	258,518	807,745	—	296,406	935,824	367,476
$3.38	$10.87	$16.06	$—	$8.88	$3.59	$10.36
$216,430,313	$268,859,818	$164,189,326	$—	$50,741,268	$129,418,421	$35,064,623
54,893,973	24,018,289	9,204,844	—	5,700,762	36,027,891	3,383,089
$3.94	$11.19	$17.84	$—	$8.90	$3.59	$10.36

(c)	Includes foreign currency holdings of $9 (cost $10).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities - continued

As of October 31, 2008	Income Fund	Core Bond Fund	Limited Maturity Bond Fund	Money Market Fund
Assets
Investments at cost	$874,454,757	$443,550,817	$582,674,045	$1,541,301,313
Investments in securities at market value	709,739,597	380,686,844	478,152,345	1,541,301,313
Investments in affiliates at market value	27,276,207	13,194,165	60,802,287	—
Investments at Market Value	737,015,804	393,881,009	538,954,632	1,541,301,313	[1]
Cash	354	193	755	772
Dividends and interest receivable	8,755,600	2,409,638	4,376,346	1,722,101
Prepaid expenses	3,303	2,248	2,530	108,715
Receivable for investments sold	9,468,213	1,013,816	—	—
Receivable for fund shares sold	10,165	23,565	502,398	10,359,941
Swap agreements, at value	225,928	—	441,395	—
Receivable for variation margin	261,017	312,423	216,174	—
Total Assets	755,740,384	397,642,892	544,494,230	1,553,492,842
Liabilities
Distributions payable	301,983	110,270	25,314	32,890
Accrued expenses	104,037	95,763	48,750	241,116
Payable for investments purchased	80,846,604	103,660,204	19,450,471	13,655,412
Payable upon return of collateral for securities loaned	21,097,170	1,605,479	52,879,250	—
Payable for fund shares redeemed	227,719	159,385	1,152,528	8,755,977
Swap agreements, at value	5,258,526	1,725,110	1,854,978	—
Payable for variation margin	442,500	118,750	41,563	—
Payable to affiliate	306,360	174,466	147,676	542,057
Mortgage dollar roll deferred revenue	29,836	40,138	7,246	—
Total Liabilities	108,614,735	107,689,565	75,607,776	23,227,452
Net Assets
Capital stock (beneficial interest)	834,443,274	357,613,431	518,411,970	1,530,274,379
Accumulated undistributed net investment income/(loss)	310,744	237,975	129,926	77,651
Accumulated undistributed net realized gain/(loss)	(47,844,084)	(17,761,055)	(5,388,207)	(86,640)
Net unrealized appreciation/(depreciation) on:
Investments	(137,438,953)	(49,669,808)	(43,719,413)	—
Futures contracts	(585,072)	230,635	(189,979)	—
Swap agreements	(1,760,260)	(697,851)	(357,843)	—
Total Net Assets	$647,125,649	$289,953,327	$468,886,454	$1,530,265,390
Class A Share Capital	$326,207,647	$223,492,006	$90,451,603	$1,305,957,005
Shares of beneficial interest outstanding (Class A)	47,165,777	26,740,034	7,933,589	1,305,957,006
Net asset value per share	$6.92	$8.36	$11.40	$1.00
Maximum public offering price	$7.25	$8.75	$11.40	$1.00
Class B Share Capital	$2,404,589	$1,481,556	$1,536,587	$1,047,567
Shares of beneficial interest outstanding (Class B)	348,459	177,166	134,667	1,047,567
Net asset value per share	$6.90	$8.36	$11.41	$1.00
Institutional Class Share Capital	$318,513,413	$64,979,765	$376,898,264	$223,260,818
Shares of beneficial interest outstanding (Institutional Class)	46,097,983	7,772,052	33,065,595	223,260,818
Net asset value per share	$6.91	$8.36	$11.40	$1.00

[1]	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Mutual Funds

Statement of Operations

For the year ended October 31, 2008	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$—	$—	$—	$—
Taxable interest	2,196	61,773	113,011	60,914
Income from securities loaned	—	—	—	—
Income from affiliated investments	5,686,345	22,042,469	28,078,409	12,748,960
Foreign dividend tax withholding	—	—	—	—
Total Investment Income	5,688,541	22,104,242	28,191,420	12,809,874
Expenses
Adviser fees	580,139	1,285,287	1,256,930	529,868
Sub-Adviser fees	—	—	—	—
Accounting and pricing fees	24,019	12,063	34,035	44,035
Administrative service fees	77,352	185,646	181,109	70,649
Audit and legal fees	20,487	27,911	27,130	19,441
Custody fees	5,528	5,996	5,956	5,829
Distribution expenses Class A	822,883	2,151,413	2,185,933	854,040
Distribution expenses Class B	—	—	—	—
Insurance expenses	5,519	8,392	8,229	5,223
Printing and postage expenses Class A	259,240	447,741	316,584	106,351
Printing and postage expenses Class B	—	—	—	—
Printing and postage expenses Institutional Class	807	1,086	713	362
SEC and state registration expenses	58,760	104,491	103,003	65,505
Transfer agent fees Class A	613,404	1,090,950	762,148	241,251
Transfer agent fees Class B	—	—	—	—
Transfer agent fees Institutional Class	167	247	327	227
Trustees’ fees	2,794	2,795	2,795	2,795
Other expenses	6,804	7,317	7,326	6,817
Total Expenses Before Reimbursement	2,477,903	5,331,335	4,892,218	1,952,393
Less:
Reimbursement from adviser	(601,354)	(845,054)	(449,572)	(316,910)
Custody earnings credit	—	—	—	—
Total Net Expenses	1,876,549	4,486,281	4,442,646	1,635,483
Net Investment Income/(Loss)	3,811,992	17,617,961	23,748,774	11,174,391
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	—	—	(88)	—
Affiliated investments	(6,854,194)	(31,077,363)	(28,884,043)	(9,585,324)
Distributions of realized capital gains from affiliated investments	29,546,829	57,282,251	39,762,547	9,879,658
Written option contracts	—	—	—	—
Futures contracts	4,989	—	—	—
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	—	138,817	283,996	137,410
Affiliated investments	(199,520,219)	(412,051,979)	(322,700,809)	(91,312,332)
Written option contracts	—	—	—	—
Futures contracts	137,362	(373,743)	(292,442)	(872,237)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	(176,685,233)	(386,082,017)	(311,830,839)	(91,752,825)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(172,873,241)	$(368,464,056)	$(288,082,065)	$(80,578,434)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations - continued

Technology Fund	Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Small Cap Index Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund

$149,749	$392,116	$2,234,001	$4,508,022	$476,275	$1,859,895	$1,332,120
47	35,612	6,802	264,016	4,580	10,030	5,619
102,252	314,820	415,690	1,334,723	107,774	510,477	33,775
54,888	102,423	176,713	629,825	29,433	618,081	106,970
(418)	(10,155)	—	(4,495)	(155)	—	(58)
306,518	834,816	2,833,206	6,732,091	617,907	2,998,483	1,478,426

257,449	307,285	144,962	3,224,071	91,925	1,257,389	158,278
—	452,830	869,775	—	—	—	315,464
19,053	23,676	26,780	49,985	24,450	35,750	20,423
6,865	16,891	28,993	96,125	7,354	61,934	12,633
15,734	16,437	17,088	22,989	15,730	20,157	15,719
7,439	46,846	17,928	64,260	25,920	16,248	38,426
78,462	32,904	172,413	883,840	91,925	617,535	25,520
9,450	—	24,081	63,746	—	116,571	—
3,651	3,846	4,303	6,557	3,679	5,327	3,705
71,835	3,685	72,105	328,068	37,911	315,791	3,906
2,668	—	3,454	9,858	—	18,789	—
181	1,642	1,333	2,051	—	1,099	1,154
32,861	27,409	41,072	60,848	17,315	49,483	26,647
178,512	10,882	210,079	899,278	118,031	829,947	16,494
11,276	—	14,803	53,760	—	111,537	—
204	153	229	545	—	462	187
1,217	2,794	3,949	6,346	1,602	8,107	2,795
7,684	7,182	8,002	10,373	7,884	9,121	7,041
704,541	954,462	1,661,349	5,782,700	443,726	3,475,247	648,392

(199,296)	(14,055)	(166,404)	(87,065)	(94,081)	(101,583)	(28,076)
(4)	(70)	(3,667)	(1,474)	(329)	(137)	(64)
505,241	940,337	1,491,278	5,694,161	349,316	3,373,527	620,252
(198,723)	(105,521)	1,341,928	1,037,930	268,591	(375,044)	858,174

(10,402,721)	(16,826,936)	7,545,688	(70,851,324)	3,914,024	6,358,212	(11,524,992)
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	7,984	—
—	(8,446)	—	(437,898)	(448,702)	—	—
(8,598)	—	—	5	—	(15)	—

(11,332,579)	(26,491,450)	(53,999,043)	(139,026,582)	(17,606,343)	(152,832,655)	(23,766,655)
—	—	—	—	—	—	—
—	—	—	—	—	(1,226)	—
—	(776,010)	—	—	10,461	—	—
(3,344)	—	—	—	—	—	—
3,127	—	—	—	—	—	—
(21,744,115)	(44,102,842)	(46,453,355)	(210,315,799)	(14,130,560)	(146,467,700)	(35,291,647)

$(21,942,838)	$(44,208,363)	$(45,111,427)	$(209,277,869)	$(13,861,969)	$(146,842,744)	$(34,433,473)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations - continued

For the year ended October 31, 2008	Mid Cap Stock Fund	Mid Cap Index Fund	Partner Worldwide Allocation Fund(a)	Partner International Stock Fund
Investment Income
Dividends	$12,128,395	$734,706	$2,016,497	$19,061,014
Taxable interest	763,835	3,902	468,218	310,272
Tax Exempt interest	—	—	—	—
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	1,540,753	80,291	—	427,548
Income from affiliated investments	594,853	30,942	76,514	273,643
Foreign dividend tax withholding	(477)	—	(182,015)	(1,776,883)
Total Investment Income	15,027,359	849,841	2,379,214	18,295,594
Expenses
Adviser fees	6,469,331	124,189	259,083	1,617,842
Sub-Adviser fees	—	—	308,107	1,986,907
Accounting and pricing fees	79,364	23,379	51,904	88,196
Administrative service fees	196,336	9,935	12,604	119,325
Amortization of offering costs	—	—	24,648	—
Audit and legal fees	31,461	15,935	19,262	28,787
Custody fees	47,127	22,471	115,497	210,971
Distribution expenses Class A	1,929,679	124,189	39,302	754,824
Distribution expenses Class B	72,714	—	—	66,202
Insurance expenses	9,856	3,760	2,244	7,250
Printing and postage expenses Class A	453,433	34,745	8,439	192,287
Printing and postage expenses Class B	9,281	—	—	8,515
Printing and postage expenses Institutional Class	3,013	—	1,891	4,122
SEC and state registration expenses	94,704	18,092	8,780	68,874
Transfer agent fees Class A	1,487,440	145,142	12,474	848,037
Transfer agent fees Class B	57,274	—	—	51,016
Transfer agent fees Institutional Class	717	—	76	747
Trustees’ fees	10,648	1,445	2,662	12,136
Other expenses	12,676	7,503	4,668	9,922
Total Expenses Before Reimbursement	10,965,054	530,785	871,641	6,075,960
Less:
Reimbursement from adviser	(78,096)	(203,842)	(211,478)	(37,705)
Custody earnings credit	(1,263)	(197)	(6,440)	(109)
Total Net Expenses	10,885,695	326,746	653,723	6,038,146
Net Investment Income/(Loss)	4,141,664	523,095	1,725,491	12,257,448
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(202,901,892)	3,158,768	(7,834,636)	(56,592,823)
Written option contracts	—	—	—	—
Futures contracts	—	(451,081)	(503,037)	—
Foreign currency transactions	—	—	(187,083)	(444,250)
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(298,731,729)	(23,322,744)	(32,910,211)	(294,529,254)
Written option contracts	—	—	—	—
Futures contracts	—	(21,168)	(91,189)	—
Foreign currency forward contracts	—	—	(34,125)	(131,936)
Foreign currency transactions	—	—	(7,060)	177,003
Swap agreements	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	(501,633,621)	(20,636,225)	(41,567,341)	(351,521,260)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(497,491,957)	$(20,113,130)	$(39,841,850)	$(339,263,812)

(a)	For the period from February 29, 2008 (inception) through October 31, 2008

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations - continued

Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund	Large Cap Index Fund	Balanced Fund	High Yield Fund	Municipal Bond Fund

$5,257,315	$15,715,163	$53,616,771	$1,645,886	$3,005,673	$614,324	$—
15,043	40,362	1,216,850	7,391	4,019,834	48,261,080	335,961
—	—	—	—	—	—	60,591,955
—	—	—	—	606,712	—	—
248,313	468,863	2,279,039	19,596	303,305	335,376	—
408,960	384,203	529,362	28,625	533,154	588,538	—
(43,937)	(151,004)	(507,732)	—	(19,157)	—	—
5,885,694	16,457,587	57,134,290	1,701,498	8,449,521	49,799,318	60,927,916

3,782,895	2,726,346	14,667,711	188,172	1,526,279	2,253,527	4,900,198
—	—	—	—	—	—	—
33,723	43,468	209,936	25,418	56,377	68,367	149,979
101,307	121,171	552,806	15,054	55,501	114,555	237,154
—	—	—	—	—	—	—
23,181	24,259	63,210	16,390	19,679	22,872	31,474
55,471	21,374	105,224	22,635	25,766	23,431	29,624
332,689	676,824	6,089,408	188,172	500,586	1,075,055	2,879,177
58,380	60,875	284,601	—	54,107	68,861	78,949
6,373	7,063	22,116	3,935	5,271	7,123	10,679
115,410	140,784	1,302,055	41,059	102,696	205,775	204,973
8,849	7,044	40,057	—	5,033	6,217	3,294
4,228	4,102	4,053	—	1,218	2,525	571
65,232	72,148	160,957	20,209	49,631	63,496	114,437
449,506	574,133	3,941,825	172,883	354,877	585,621	519,226
51,142	42,432	245,648	—	26,033	32,994	11,123
405	613	1,478	—	263	1,204	308
13,808	10,686	7,176	1,255	979	12,581	14,289
9,627	10,157	22,727	7,833	9,453	8,698	11,191
5,112,226	4,543,479	27,720,988	703,015	2,793,749	4,552,902	9,196,646

(495,900)	(43,938)	(265,935)	(251,322)	(70,178)	(87,264)	(13,757)
(126)	(65)	(3,293)	(80)	(193)	(3,014)	(1,162)
4,616,200	4,499,476	27,451,760	451,613	2,723,378	4,462,624	9,181,727
1,269,494	11,958,111	29,682,530	1,249,885	5,726,143	45,336,694	51,746,189

(60,602,679)	(45,172,966)	(3,923,179)	(1,595,754)	(812,371)	(30,882,296)	2,799,669
372,251	—	761,401	—	33,125	—	—
—	—	(7,455,901)	(577,145)	(978,413)	141,611	—
(2)	—	(3)	—	(626)	—	—
—	—	—	—	59,734	(2,079,069)	—

(161,365,078)	(202,362,296)	(1,127,936,677)	(30,396,122)	(88,740,687)	(147,280,135)	(91,235,351)
(1,470)	—	—	—	(9,375)	—	—
—	—	(467,882)	(10,803)	(21,120)	—	—
—	—	—	—	—	—	—
—	—	—	—	(1)	—	—
—	—	—	—	(172,439)	212,718	—
(221,596,978)	(247,535,262)	(1,139,022,241)	(32,579,824)	(90,642,173)	(179,887,171)	(88,435,682)

$(220,327,484)	$(235,577,151)	$(1,109,339,711)	$(31,329,939)	$(84,916,030)	$(134,550,477)	$(36,689,493)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations - continued

For the year ended October 31, 2008	Income Fund	Core Bond Fund	Limited Maturity Bond Fund	Money Market Fund
Investment Income
Dividends	$229,272	$168,993	$267,932	$1,992,571
Taxable interest	43,527,125	16,772,247	21,520,285	57,278,635
Income from mortgage dollar rolls	1,348,345	2,147,756	585,047	—
Income from securities loaned	344,123	136,269	349,421	—
Income from affiliated investments	639,630	771,838	757,954	—
Total Investment Income	46,088,495	19,997,103	23,480,639	59,271,206
Expenses
Adviser fees	2,636,675	1,605,129	1,436,964	6,327,557
Accounting and pricing fees	76,865	58,151	47,556	85,044
Administrative service fees	154,565	71,339	95,798	320,157
Audit and legal fees	26,288	20,428	20,849	36,639
Custody fees	38,008	22,180	25,280	44,733
Distribution expenses Class A	1,005,562	673,412	131,915	1,632,522
Distribution expenses Class B	45,978	30,536	4,293	11,220
Insurance expenses	8,063	5,704	5,986	66,460
Printing and postage expenses Class A	170,877	102,055	41,709	650,616
Printing and postage expenses Class B	5,069	2,724	810	1,068
Printing and postage expenses Institutional Class	4,639	1,464	4,364	6,772
SEC and state registration expenses	73,474	54,027	66,330	195,833
Transfer agent fees Class A	502,594	395,641	183,657	1,594,656
Transfer agent fees Class B	29,456	15,038	3,753	4,544
Transfer agent fees Institutional Class	1,561	920	525	2,294
Trustees’ fees	18,127	(216)	13,778	29,945
Other expenses	9,134	7,548	7,274	11,870
Total Expenses Before Reimbursement	4,806,935	3,066,080	2,090,841	11,021,930
Less:
Reimbursement from adviser	(88,439)	(353,713)	(65,228)	(2,915,095)
Custody earnings credit	(618)	(1,189)	(1,221)	(1,008)
Total Net Expenses	4,717,878	2,711,178	2,024,392	8,105,827
Net Investment Income/(Loss)	41,370,617	17,285,925	21,456,247	51,165,379
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(16,338,012)	(684,669)	(1,027,614)	(67,104)
Written option contracts	152,813	119,922	15,313	—
Futures contracts	(2,983,422)	(3,269,537)	(3,140,487)	—
Swap agreements	411,644	226,004	487,092	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(128,190,314)	(47,070,100)	(41,512,214)	—
Written option contracts	(34,688)	(37,500)	(6,563)	—
Futures contracts	(751,527)	169,981	(182,070)	—
Swap agreements	(1,760,260)	(697,851)	(495,706)	—
Net Realized and Unrealized Gains/(Losses)	(149,493,766)	(51,243,750)	(45,862,249)	(67,104)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(108,123,149)	$(33,957,825)	$(24,406,002)	$51,098,275

The accompanying Notes to the Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	10/31/2008	10/31/2007	10/31/2008	10/31/2007
Operations
Net investment income/(loss)	$3,811,992	$2,519,787	$17,617,961	$10,720,957
Net realized gains/(losses)	22,697,624	6,936,624	26,204,888	13,845,211
Change in net unrealized appreciation/(depreciation)	(199,382,857)	41,239,805	(412,286,905)	75,005,268
Net Change in Net Assets Resulting From Operations	(172,873,241)	50,696,216	(368,464,056)	99,571,436
Distributions to Shareholders
From net investment income	(10,542,747)	(3,897,772)	(27,361,524)	(10,860,937)
From net realized gains	(6,153,794)	(632,879)	(12,775,832)	(1,030,546)
Total Distributions to Shareholders	(16,696,541)	(4,530,651)	(40,137,356)	(11,891,483)
Capital Stock Transactions
Class A
Sold	118,087,378	141,612,846	294,741,004	405,451,968
Distributions reinvested	14,095,300	3,665,237	36,947,136	10,702,312
Redeemed	(40,104,629)	(27,540,811)	(113,700,523)	(60,789,521)

Total Class A Capital Stock Transactions	92,078,049	117,737,272	217,987,617	355,364,759

Class B
Sold	—	—	—	—
Redeemed	—	—	—	—

Total Class B Capital Stock Transactions	—	—	—	—

Institutional Class
Sold	30,105,168	25,221,287	22,778,698	29,828,380
Distributions reinvested	2,560,040	855,522	3,063,040	1,153,325
Redeemed	(11,149,284)	(11,249,500)	(8,744,827)	(9,070,981)

Total Institutional Class Capital Stock Transactions	21,515,924	14,827,309	17,096,911	21,910,724

Capital Stock Transactions	113,593,973	132,564,581	235,084,528	377,275,483
Net Increase/(Decrease) in Net Assets	(75,975,809)	178,730,146	(173,516,884)	464,955,436
Net Assets, Beginning of Period	390,580,447	211,850,301	928,066,435	463,110,999
Net Assets, End of Period	$314,604,638	$390,580,447	$754,549,551	$928,066,435
Capital Stock Share Transactions
Class A shares
Sold	10,335,528	11,145,392	26,042,536	32,827,844
Distributions reinvested	1,115,967	303,204	3,026,738	903,871
Redeemed	(3,589,602)	(2,149,549)	(10,476,377)	(4,890,773)

Total Class A shares	7,861,893	9,299,047	18,592,897	28,840,942

Class B shares
Sold	—	—	—	—
Redeemed	—	—	—	—

Total Class B shares	—	—	—	—

Institutional Class shares
Sold	2,665,828	1,979,500	2,049,170	2,408,374
Distributions reinvested	201,906	70,543	249,988	97,155
Redeemed	(977,087)	(879,192)	(801,520)	(727,993)

Total Institutional Class shares	1,890,647	1,170,851	1,497,638	1,777,536

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

Moderate Allocation Fund		Moderately Conservative Allocation Fund		Technology Fund		Partner Small Cap Growth Fund
10/31/2008	10/31/2007	10/31/2008	10/31/2007	10/31/2008	10/31/2007	10/31/2008	10/31/2007

$23,748,774	$15,543,401	$11,174,391	$7,191,868	$(198,723)	$(413,442)	$(105,521)	$(178,832)
10,878,416	12,870,990	294,334	3,235,181	(10,411,319)	3,589,799	(16,835,382)	3,385,615
(322,709,255)	49,052,561	(92,047,159)	10,872,839	(11,332,796)	6,649,095	(27,267,460)	7,179,543

(288,082,065)	77,466,952	(80,578,434)	21,299,888	(21,942,838)	9,825,452	(44,208,363)	10,386,326

(32,890,391)	(17,495,259)	(13,212,189)	(7,495,708)	—	—	—	(53,994)
(12,721,584)	(1,698,236)	(2,938,427)	(463,260)	—	—	(3,442,116)	—
(45,611,975)	(19,193,495)	(16,150,616)	(7,958,968)	—	—	(3,442,116)	(53,994)

314,251,604	393,578,244	159,768,489	158,211,117	4,110,468	4,607,775	1,615,690	1,624,901
43,615,989	18,327,726	15,359,813	7,522,058	—	—	654,872	—
(139,386,632)	(67,815,953)	(72,480,669)	(30,042,629)	(7,297,647)	(11,179,185)	(761,499)	(497,747)

218,480,961	344,090,017	102,647,633	135,690,546	(3,187,179)	(6,571,410)	1,509,063	1,127,154

—	—	—	—	225	9,130	—	—
—	—	—	—	(722,898)	(1,092,074)	—	—

—	—	—	—	(722,673)	(1,082,944)	—	—

18,236,660	14,190,666	10,602,695	8,905,753	997	53,217	38,293,336	32,039,224
1,622,526	706,921	544,765	321,484	—	—	2,786,333	53,894
(7,779,995)	(6,064,902)	(6,538,713)	(6,455,102)	(66,350)	(114,062)	(634,361)	(4,855,762)

12,079,191	8,832,685	4,608,747	2,772,135	(65,353)	(60,845)	40,445,308	27,237,356

230,560,152	352,922,702	107,256,380	138,462,681	(3,975,205)	(7,715,199)	41,954,371	28,364,510
(103,133,888)	411,196,159	10,527,330	151,803,601	(25,918,043)	2,110,253	(5,696,108)	38,696,842
871,142,388	459,946,229	315,236,021	163,432,420	46,716,482	44,606,229	79,989,770	41,292,928
$768,008,500	$871,142,388	$325,763,351	$315,236,021	$20,798,439	$46,716,482	$74,293,662	$79,989,770

28,893,347	33,473,526	15,167,039	14,097,689	1,149,822	1,146,815	147,293	128,058
3,899,903	1,577,026	1,444,622	675,328	—	—	53,854	—
(13,381,235)	(5,753,418)	(7,113,668)	(2,678,590)	(2,077,310)	(2,827,104)	(68,430)	(39,443)

19,412,015	29,297,134	9,497,993	12,094,427	(927,488)	(1,680,289)	132,717	88,615

—	—	—	—	59	2,428	—	—
—	—	—	—	(215,511)	(288,947)	—	—

—	—	—	—	(215,452)	(286,519)	—	—

1,697,627	1,206,409	1,003,142	797,525	231	11,922	3,533,886	2,488,996
145,478	60,742	51,122	28,867	—	—	227,827	4,414
(742,001)	(515,341)	(636,918)	(576,060)	(18,743)	(26,208)	(69,148)	(384,916)

1,101,104	751,810	417,346	250,332	(18,512)	(14,286)	3,692,565	2,108,494

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

	Partner Small Cap Value Fund		Small Cap Stock Fund
For the periods ended	10/31/2008	10/31/2007	10/31/2008	10/31/2007
Operations
Net investment income/(loss)	$1,341,928	$584,082	$1,037,930	$514,511
Net realized gains/(losses)	7,545,688	11,865,792	(71,289,217)	72,042,582
Change in net unrealized appreciation/(depreciation)	(53,999,043)	874,667	(139,026,582)	3,069,598
Net Change in Net Assets Resulting From Operations	(45,111,427)	13,324,541	(209,277,869)	75,626,691
Distributions to Shareholders
From net investment income	(445,782)	(366,586)	—	—
From net realized gains	(11,134,358)	(5,916,750)	(68,131,147)	(56,856,098)
Total Distributions to Shareholders	(11,580,140)	(6,283,336)	(68,131,147)	(56,856,098)
Capital Stock Transactions
Class A
Sold	12,816,358	15,747,777	19,474,848	27,270,640
Distributions reinvested	5,887,688	3,652,846	53,464,780	46,060,560
Capital contribution from adviser	—	—	—	—
Redeemed	(20,209,911)	(20,814,723)	(72,370,050)	(95,829,947)

Total Class A Capital Stock Transactions	(1,505,865)	(1,414,100)	569,578	(22,498,747)

Class B
Sold	48,232	102,992	14,553	86,399
Distributions reinvested	261,424	243,530	1,334,360	1,758,869
Redeemed	(1,691,237)	(2,497,225)	(4,841,997)	(7,585,929)

Total Class B Capital Stock Transactions	(1,381,581)	(2,150,703)	(3,493,084)	(5,740,661)

Institutional Class
Sold	55,104,895	33,076,549	64,932,409	64,910,432
Distributions reinvested	5,366,175	2,350,278	12,668,023	8,511,934
Capital contribution from adviser	—	—	—	—
Redeemed	(13,675,898)	(25,420,864)	(11,745,778)	(56,947,213)

Total Institutional Class Capital Stock Transactions	46,795,173	10,005,963	65,854,654	16,475,153

Capital Stock Transactions	43,907,727	6,441,160	62,931,148	(11,764,255)
Net Increase/(Decrease) in Net Assets	(12,783,840)	13,482,365	(214,477,868)	7,006,338
Net Assets, Beginning of Period	143,727,006	130,244,641	565,880,814	558,874,476
Net Assets, End of Period	$130,943,166	$143,727,006	$351,402,946	$565,880,814
Capital Stock Share Transactions
Class A shares
Sold	932,125	968,005	1,387,798	1,528,313
Distributions reinvested	420,820	236,169	3,524,377	2,727,091
Redeemed	(1,453,985)	(1,278,190)	(5,148,565)	(5,355,767)

Total Class A shares	(101,040)	(74,016)	(236,390)	(1,100,363)

Class B shares
Sold	3,740	6,664	1,301	5,394
Distributions reinvested	20,002	16,612	104,084	119,003
Redeemed	(131,380)	(161,479)	(404,731)	(485,003)

Total Class B shares	(107,638)	(138,203)	(299,346)	(360,606)

Institutional Class shares
Sold	3,766,136	1,947,958	4,191,744	3,359,223
Distributions reinvested	366,191	145,712	759,019	466,152
Redeemed	(967,316)	(1,484,075)	(786,802)	(2,953,241)

Total Institutional Class shares	3,165,011	609,595	4,163,961	872,134

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

Small Cap Index Fund		Mid Cap Growth Fund		Partner Mid Cap Value Fund		Mid Cap Stock Fund
10/31/2008	10/31/2007	10/31/2008	10/31/2007	10/31/2008	10/31/2007	10/31/2008	10/31/2007

$268,591	$175,296	$(375,044)	$(1,065,438)	$858,174	$466,112	$4,141,664	$8,810,048
3,465,322	5,074,185	6,366,181	49,849,260	(11,524,992)	2,404,520	(202,901,892)	155,586,048
(17,595,882)	(448,188)	(152,833,881)	38,119,170	(23,766,655)	1,040,494	(298,731,729)	4,549,641

(13,861,969)	4,801,293	(146,842,744)	86,902,992	(34,433,473)	3,911,126	(497,491,957)	168,945,737

(156,496)	(70,526)	—	—	(453,407)	(506,983)	(1,780,710)	(1,531,416)
(5,072,886)	(3,380,175)	(41,457,007)	(22,856,197)	(2,647,499)	(198,154)	(151,620,333)	(185,489,976)
(5,229,382)	(3,450,701)	(41,457,007)	(22,856,197)	(3,100,906)	(705,137)	(153,401,043)	(187,021,392)

2,822,926	4,199,158	22,031,114	25,689,155	1,415,670	4,658,869	40,777,711	67,807,186
5,160,319	3,398,452	33,948,162	18,439,231	659,429	160,156	126,907,304	161,645,118
—	—	—	—	957	—	—	—
(8,979,542)	(10,607,413)	(44,694,988)	(58,829,380)	(2,042,613)	(1,137,851)	(168,390,878)	(198,642,538)

(996,297)	(3,009,803)	11,284,288	(14,700,994)	33,443	3,681,174	(705,863)	30,809,766

—	—	91,277	81,533	—	—	12,563	209,008
—	—	2,233,836	1,919,476	—	—	1,683,773	3,349,973
—	—	(9,130,826)	(12,583,879)	—	—	(5,610,222)	(9,091,254)

—	—	(6,805,713)	(10,582,870)	—	—	(3,913,886)	(5,532,273)

—	—	37,742,884	21,125,779	69,218,835	19,409,359	202,707,964	90,057,227
—	—	4,816,752	2,260,015	2,434,685	543,873	23,133,529	19,941,268
—	—	—	—	9,068	—	—	—
—	—	(7,470,791)	(21,423,642)	(3,327,455)	(12,323,791)	(33,906,180)	(55,534,884)

—	—	35,088,845	1,962,152	68,335,133	7,629,441	191,935,314	54,463,611

(996,297)	(3,009,803)	39,567,420	(23,321,712)	68,368,576	11,310,615	187,315,565	79,741,104
(20,087,648)	(1,659,211)	(148,732,331)	40,725,083	30,834,197	14,516,604	(463,577,435)	61,665,449
46,367,901	48,027,112	364,027,217	323,302,134	45,969,309	31,452,705	1,172,904,842	1,111,239,393
$26,280,253	$46,367,901	$215,294,886	$364,027,217	$76,803,506	$45,969,309	$709,327,407	$1,172,904,842

224,146	260,961	1,483,331	1,499,540	136,135	365,176	3,075,833	3,888,821
393,396	221,916	2,144,546	1,179,730	57,031	13,192	8,769,841	10,027,387
(716,633)	(658,792)	(3,069,784)	(3,480,249)	(189,064)	(89,498)	(12,830,574)	(11,395,657)

(99,091)	(175,915)	558,093	(800,979)	4,102	288,870	(984,900)	2,520,551

—	—	6,049	5,002	—	—	1,166	13,710
—	—	157,756	133,760	—	—	141,494	242,752
—	—	(691,891)	(814,726)	—	—	(511,002)	(608,710)

—	—	(528,086)	(675,964)	—	—	(368,342)	(352,248)

—	—	2,321,661	1,187,378	6,336,938	1,553,427	14,655,097	4,919,725
—	—	278,909	134,846	209,964	44,738	1,485,519	1,162,098
—	—	(586,073)	(1,187,980)	(392,674)	(992,229)	(2,810,655)	(3,034,787)

—	—	2,014,497	134,244	6,154,228	605,936	13,329,961	3,047,036

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

	Mid Cap Index Fund		Partner Worldwide Allocation Fund
For the periods ended	10/31/2008	10/31/2007	10/31/2008(a)
Operations
Net investment income/(loss)	$523,095	$481,369	$1,725,491
Net realized gains/(losses)	2,707,687	6,340,725	(8,524,756)
Change in net unrealized appreciation/(depreciation)	(23,343,912)	2,392,810	(33,042,585)
Net Change in Net Assets Resulting From Operations	(20,113,130)	9,214,904	(39,841,850)
Distributions to Shareholders
From net investment income	(371,068)	(435,746)	—
From net realized gains	(6,334,990)	(2,837,634)	—
Total Distributions to Shareholders	(6,706,058)	(3,273,380)	—
Capital Stock Transactions
Class A
Sold	4,397,433	5,674,544	34,871,777
Distributions reinvested	6,607,249	3,235,987	—
Redeemed	(12,149,991)	(15,399,239)	(8,991,867)

Total Class A Capital Stock Transactions	(1,145,308)	(6,488,708)	25,879,910

Class B
Sold	—	—	—
Distributions reinvested	—	—	—
Redeemed	—	—	—

Total Class B Capital Stock Transactions	—	—	—

Institutional Class
Sold	—	—	125,726,410
Distributions reinvested	—	—	—
Capital contribution from adviser	—	—	—
Redeemed	—	—	(48,944,657)

Total Institutional Class Capital Stock Transactions	—	—	76,781,753

Capital Stock Transactions	(1,145,308)	(6,488,708)	102,661,663
Net Increase/(Decrease) in Net Assets	(27,964,496)	(547,184)	62,819,813
Net Assets, Beginning of Period	61,014,539	61,561,723	—
Net Assets, End of Period	$33,050,043	$61,014,539	$62,819,813
Capital Stock Share Transactions
Class A shares
Sold	354,970	375,877	3,525,532
Distributions reinvested	500,576	227,674	—
Redeemed	(976,118)	(1,020,279)	(919,094)

Total Class A shares	(120,572)	(416,728)	2,606,438

Class B shares
Sold	—	—	—
Distributions reinvested	—	—	—
Redeemed	—	—	—

Total Class B shares	—	—	—

Institutional Class shares
Sold	—	—	12,675,097
Distributions reinvested	—	—	—
Redeemed	—	—	(4,977,366)

Total Institutional Class shares	—	—	7,697,731

(a)	For the period from February 29, 2008 (inception) through October 31, 2008

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

Partner International Stock Fund		Large Cap Growth Fund		Large Cap Value Fund		Large Cap Stock Fund
10/31/2008	10/31/2007	10/31/2008	10/31/2007	10/31/2008	10/31/2007	10/31/2008	10/31/2007

$12,257,448	$12,131,607	$1,269,494	$1,521,628	$11,958,111	$8,397,283	$29,682,530	$37,834,628
(57,037,073)	83,859,406	(60,230,430)	41,643,608	(45,172,966)	32,852,973	(10,617,682)	420,579,371
(294,484,187)	44,656,212	(161,366,548)	58,211,254	(202,362,296)	33,582,411	(1,128,404,559)	26,341,572

(339,263,812)	140,647,225	(220,327,484)	101,376,490	(235,577,151)	74,832,667	(1,109,339,711)	484,755,571

(13,223,577)	(7,072,912)	(1,770,087)	(1,611,639)	(9,146,767)	(6,247,252)	(30,085,209)	(32,993,037)
(59,330,101)	—	(38,037,772)	—	(31,209,694)	(28,918,515)	(368,171,333)	(142,672,537)
(72,553,678)	(7,072,912)	(39,807,859)	(1,611,639)	(40,356,461)	(35,165,767)	(398,256,542)	(175,665,574)

21,414,324	38,314,231	22,618,073	26,413,730	17,510,029	30,050,071	84,941,128	106,554,516
38,251,800	3,528,854	10,360,211	77,678	18,210,335	21,452,553	340,680,547	155,979,217
(65,070,420)	(71,310,619)	(31,107,522)	(32,676,336)	(62,034,324)	(68,090,102)	(461,397,393)	(614,890,225)

(5,404,296)	(29,467,534)	1,870,762	(6,184,928)	(26,313,960)	(16,587,478)	(35,775,718)	(352,356,492)

37,280	381,838	172,752	196,211	41,764	303,308	11,676	98,022
914,222	—	590,688	—	415,573	775,782	4,917,844	2,952,941
(4,909,421)	(6,607,820)	(3,939,900)	(5,287,685)	(4,761,713)	(6,463,643)	(21,541,574)	(30,987,096)

(3,957,919)	(6,225,982)	(3,176,460)	(5,091,474)	(4,304,376)	(5,384,553)	(16,612,054)	(27,936,133)

91,009,145	125,824,841	65,015,370	177,863,280	114,143,936	135,673,675	51,249,551	145,637,966
32,737,883	3,477,872	28,560,519	1,528,495	21,302,734	12,464,266	46,275,285	13,951,238
1,320	—	—	—	—	—	—	—
(35,721,811)	(59,890,071)	(108,501,334)	(34,322,841)	(29,443,637)	(16,736,038)	(145,291,442)	(66,592,686)

88,026,537	69,412,642	(14,925,445)	145,068,934	106,003,033	131,401,903	(47,766,606)	92,996,518

78,664,322	33,719,126	(16,231,143)	133,792,532	75,384,697	109,429,872	(100,154,378)	(287,296,107)
(333,153,168)	167,293,439	(276,366,486)	233,557,383	(200,548,915)	149,096,772	(1,607,750,631)	21,793,890
723,466,585	556,173,146	584,465,834	350,908,451	659,597,494	510,500,722	3,443,713,242	3,421,919,352
$390,313,417	$723,466,585	$308,099,348	$584,465,834	$459,048,579	$659,597,494	$1,835,962,611	$3,443,713,242

1,729,984	2,688,054	4,282,033	4,578,531	1,199,984	1,766,298	3,508,321	3,660,513
2,901,249	260,818	1,817,231	14,253	1,131,808	1,303,412	13,019,044	5,520,112
(5,526,261)	(5,005,095)	(6,113,108)	(5,709,169)	(4,246,490)	(3,981,337)	(19,312,294)	(21,101,121)

(895,028)	(2,056,223)	(13,844)	(1,116,385)	(1,914,698)	(911,627)	(2,784,929)	(11,920,496)

3,188	27,944	33,564	35,799	3,032	18,259	562	3,681
72,727	—	112,298	—	26,402	48,006	207,242	113,706
(422,975)	(483,004)	(819,137)	(992,259)	(326,171)	(384,831)	(975,336)	(1,155,704)

(347,060)	(455,060)	(673,275)	(956,460)	(296,737)	(318,566)	(767,532)	(1,038,317)

7,656,212	8,691,362	11,217,880	29,124,791	7,430,052	7,888,623	1,965,943	4,942,079
2,429,246	253,305	4,682,173	264,904	1,313,185	751,450	1,750,947	490,129
(2,534,344)	(4,039,225)	(21,340,501)	(5,285,186)	(2,040,338)	(979,936)	(6,201,737)	(2,261,086)

7,551,114	4,905,442	(5,440,448)	24,104,509	6,702,899	7,660,137	(2,484,847)	3,171,122

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

	Large Cap Index Fund		Balanced Fund
For the periods ended	10/31/2008	10/31/2007	10/31/2008	10/31/2007
Operations
Net investment income/(loss)	$1,249,885	$1,293,774	$5,726,143	$6,453,652
Net realized gains/(losses)	(2,172,899)	1,192,266	(1,698,551)	19,824,770
Change in net unrealized appreciation/(depreciation)	(30,406,925)	9,707,690	(88,943,622)	13,297,224
Net Change in Net Assets Resulting From Operations	(31,329,939)	12,193,730	(84,916,030)	39,575,646
Distributions to Shareholders
From net investment income	(1,291,440)	(1,253,298)	(5,867,307)	(5,969,912)
From net realized gains	—	—	(19,859,838)	(16,231,550)
Total Distributions to Shareholders	(1,291,440)	(1,253,298)	(25,727,145)	(22,201,462)
Capital Stock Transactions
Class A
Sold	5,837,857	10,620,328	12,501,875	14,474,672
Distributions reinvested	1,267,437	1,233,896	18,019,482	15,538,875
Redeemed	(16,852,896)	(21,488,432)	(44,509,567)	(57,170,898)

Total Class A Capital Stock Transactions	(9,747,602)	(9,634,208)	(13,988,210)	(27,157,351)

Class B
Sold	—	—	42,940	96,953
Distributions reinvested	—	—	487,672	504,830
Redeemed	—	—	(3,465,255)	(3,464,158)

Total Class B Capital Stock Transactions	—	—	(2,934,643)	(2,862,375)

Institutional Class
Sold	—	—	1,622,188	2,587,000
Distributions reinvested	—	—	6,890,449	5,884,861
Redeemed	—	—	(12,901,705)	(15,432,692)

Total Institutional Class Capital Stock Transactions	—	—	(4,389,068)	(6,960,831)

Capital Stock Transactions	(9,747,602)	(9,634,208)	(21,311,921)	(36,980,557)
Net Increase/(Decrease) in Net Assets	(42,368,981)	1,306,224	(131,955,096)	(19,606,373)
Net Assets, Beginning of Period	93,634,455	92,328,231	328,357,499	347,963,872
Net Assets, End of Period	$51,265,474	$93,634,455	$196,402,403	$328,357,499
Capital Stock Share Transactions
Class A shares
Sold	651,651	1,058,165	1,079,049	1,112,754
Distributions reinvested	125,613	126,539	1,490,093	1,224,913
Redeemed	(1,884,456)	(2,130,985)	(3,895,037)	(4,397,809)

Total Class A shares	(1,107,192)	(946,281)	(1,325,895)	(2,060,142)

Class B shares
Sold	—	—	3,837	7,379
Distributions reinvested	—	—	40,118	40,172
Redeemed	—	—	(305,609)	(268,020)

Total Class B shares	—	—	(261,654)	(220,469)

Institutional Class shares
Sold	—	—	137,077	197,312
Distributions reinvested	—	—	571,981	463,340
Redeemed	—	—	(1,157,558)	(1,183,861)

Total Institutional Class shares	—	—	(448,500)	(523,209)

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

High Yield Fund		Municipal Bond Fund		Income Fund		Core Bond Fund
10/31/2008	10/31/2007	10/31/2008	10/31/2007	10/31/2008	10/31/2007	10/31/2008	10/31/2007

$45,336,694	$45,708,254	$51,746,189	$52,666,565	$41,370,617	$38,036,885	$17,285,925	$17,319,787
(32,819,754)	11,753,582	2,799,669	3,170,363	(18,756,977)	5,190,812	(3,608,280)	(1,429,134)
(147,067,417)	(15,896,256)	(91,235,351)	(26,962,462)	(130,736,789)	(13,913,033)	(47,635,470)	(3,679,177)

(134,550,477)	41,565,580	(36,689,493)	28,874,466	(108,123,149)	29,314,664	(33,957,825)	12,211,476

(45,642,978)	(45,718,586)	(51,746,189)	(52,705,357)	(41,809,100)	(36,677,821)	(17,635,379)	(16,966,618)
—	—	—	—	—	—	—	—
(45,642,978)	(45,718,586)	(51,746,189)	(52,705,357)	(41,809,100)	(36,677,821)	(17,635,379)	(16,966,618)

31,760,192	37,047,669	152,966,880	80,703,622	23,725,038	28,354,222	19,655,625	20,448,256
23,345,797	26,801,268	40,418,869	41,098,057	17,347,859	18,003,759	11,617,170	12,571,874
(90,574,251)	(107,048,650)	(148,751,440)	(153,979,933)	(71,095,311)	(79,239,954)	(63,606,720)	(76,855,231)

(35,468,262)	(43,199,713)	44,634,309	(32,178,254)	(30,022,414)	(32,881,973)	(32,333,925)	(43,835,101)

31,852	114,126	125,207	98,125	152,308	142,484	57,005	28,540
340,121	629,179	242,412	531,637	176,984	333,352	108,420	204,880
(5,180,354)	(7,286,182)	(8,582,686)	(9,550,832)	(3,757,769)	(6,426,020)	(2,853,071)	(3,688,696)

(4,808,381)	(6,542,877)	(8,215,067)	(8,921,070)	(3,428,477)	(5,950,184)	(2,687,646)	(3,455,276)

107,467,245	60,386,929	27,906,904	9,310,700	89,788,296	249,293,219	22,733,795	50,755,835
10,978,319	5,734,298	923,511	466,278	20,273,123	13,937,636	4,236,537	2,163,228
(4,608,869)	(86,494,765)	(8,685,093)	(4,334,053)	(87,968,405)	(58,652,473)	(33,735,341)	(17,721,396)

113,836,695	(20,373,538)	20,145,322	5,442,925	22,093,014	204,578,382	(6,765,009)	35,197,667

73,560,052	(70,116,128)	56,564,564	(35,656,399)	(11,357,877)	165,746,225	(41,786,580)	(12,092,710)
(106,633,403)	(74,269,134)	(31,871,118)	(59,487,290)	(161,290,126)	158,383,068	(93,379,784)	(16,847,852)
558,211,007	632,480,141	1,175,579,533	1,235,066,823	808,415,775	650,032,707	383,333,111	400,180,963
$451,577,604	$558,211,007	$1,143,708,415	$1,175,579,533	$647,125,649	$808,415,775	$289,953,327	$383,333,111

6,851,676	7,232,910	13,841,231	7,183,715	2,896,253	3,308,668	2,078,121	2,079,081
5,105,438	5,246,263	3,696,492	3,658,394	2,150,081	2,101,548	1,238,247	1,278,083
(19,712,865)	(20,950,030)	(13,576,328)	(13,707,985)	(8,816,838)	(9,245,559)	(6,761,904)	(7,809,430)

(7,755,751)	(8,470,857)	3,961,395	(2,865,876)	(3,770,504)	(3,835,343)	(3,445,536)	(4,452,266)

7,049	21,907	11,320	8,760	18,204	16,670	5,921	2,888
73,441	123,011	22,043	47,292	21,748	38,942	11,437	20,800
(1,117,194)	(1,421,027)	(775,705)	(849,791)	(460,922)	(750,889)	(301,885)	(375,012)

(1,036,704)	(1,276,109)	(742,342)	(793,739)	(420,970)	(695,277)	(284,527)	(351,324)

22,316,275	11,794,211	2,542,866	833,046	10,967,262	29,247,235	2,378,066	5,195,639
2,427,205	1,113,882	84,933	41,561	2,519,613	1,632,272	451,234	220,036
(1,039,671)	(16,761,322)	(801,185)	(386,267)	(10,826,046)	(6,903,824)	(3,623,321)	(1,799,757)

23,703,809	(3,853,229)	1,826,614	488,340	2,660,829	23,975,683	(794,021)	3,615,918

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets - continued

	Limited Maturity Bond Fund		Money Market Fund
For the periods ended	10/31/2008	10/31/2007	10/31/2008	10/31/2007
Operations
Net investment income/(loss)	$21,456,247	$16,213,816	$51,165,379	$68,091,797
Net realized gains/(losses)	(3,665,696)	(339,327)	(67,104)	(19,536)
Change in net unrealized appreciation/(depreciation)	(42,196,553)	(1,424,302)	—	—
Net Change in Net Assets Resulting From Operations	(24,406,002)	14,450,187	51,098,275	68,072,261
Distributions to Shareholders
From net investment income	(21,722,771)	(15,855,497)	(51,098,275)	(68,072,261)
Total Distributions to Shareholders	(21,722,771)	(15,855,497)	(51,098,275)	(68,072,261)
Capital Stock Transactions
Class A
Sold	25,027,579	29,853,399	1,426,400,808	1,394,460,225
Distributions reinvested	4,245,204	4,699,357	40,198,084	47,936,624
Redeemed	(41,260,414)	(36,972,850)	(1,344,504,046)	(1,122,834,757)

Total Class A Capital Stock Transactions	(11,987,631)	(2,420,094)	122,094,846	319,562,092

Class B
Sold	35,880	79,420	874,632	665,684
Distributions reinvested	36,515	41,463	35,163	67,358
Redeemed	(192,321)	(199,188)	(1,391,550)	(1,000,594)

Total Class B Capital Stock Transactions	(119,926)	(78,305)	(481,755)	(267,552)

Institutional Class
Sold	146,750,945	168,536,157	2,204,653,813	1,980,415,531
Distributions reinvested	17,062,042	10,665,647	10,094,723	19,135,374
Redeemed	(54,145,739)	(22,843,350)	(2,416,514,046)	(1,915,625,053)

Total Institutional Class Capital Stock Transactions	109,667,248	156,358,454	(201,765,510)	83,925,852

Capital Stock Transactions	97,559,691	153,860,055	(80,152,419)	403,220,392
Net Increase/(Decrease) in Net Assets	51,430,918	152,454,745	(80,152,419)	403,220,392
Net Assets, Beginning of Period	417,455,536	265,000,791	1,610,417,809	1,207,197,417
Net Assets, End of Period	$468,886,454	$417,455,536	$1,530,265,390	$1,610,417,809
Capital Stock Share Transactions
Class A shares
Sold	2,041,303	2,375,503	1,426,400,806	1,394,460,205
Distributions reinvested	348,358	374,035	40,198,083	47,936,624
Redeemed	(3,387,783)	(2,942,069)	(1,344,504,044)	(1,122,834,737)

Total Class A shares	(998,122)	(192,531)	122,094,845	319,562,092

Class B shares
Sold	2,968	6,321	874,631	665,684
Distributions reinvested	2,994	3,297	35,163	67,358
Redeemed	(15,842)	(15,827)	(1,391,549)	(1,000,594)

Total Class B shares	(9,880)	(6,209)	(481,755)	(267,552)

Institutional Class shares
Sold	11,867,184	13,414,475	2,204,653,813	1,980,415,531
Distributions reinvested	1,404,278	849,457	10,094,723	19,135,374
Redeemed	(4,440,404)	(1,818,204)	(2,416,514,046)	(1,915,625,053)

Total Institutional Class shares	8,831,058	12,445,728	(201,765,510)	83,925,852

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2008

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-nine separate series (each a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, seventeen equity funds, two hybrid funds, five fixed-income funds, and one money market fund. Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund have a fiscal year end on a calendar-year basis and are presented under a separate annual report.

The Trust includes three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee (0.125% for Limited Maturity Bond Fund and Money Market Fund) and a maximum front-end sales load of 5.50% for allocation funds, equity funds, and hybrid funds and 4.50% for fixed-income funds, excluding Limited Maturity Bond Fund and Money Market Fund, which have no sales load. Class B shares were offered at net asset value and have a 1.00% annual 12b-1 fee (0.25% for Limited Maturity Bond Fund and 0.875% for Money Market Fund). In addition, Class B shares have a maximum deferred sales charge of 5.00%. The deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Effective October 16, 2004, the Trust no longer offers Class B shares for sale.

The following Funds have all three classes of shares: Technology Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Balanced Fund, High Yield Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund. Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Growth Fund, Partner Mid Cap Value Fund and Partner Worldwide Allocation Fund offer Class A and Institutional Class shares. Small Cap Index Fund, Mid Cap Index Fund and Large Cap Index Fund offer Class A shares only.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

For all Funds, other than Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The market values of the securities held in Money Market Fund are determined once per week using prices supplied by the Trust’s independent pricing service. Money Market Fund and the Trust’s investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of October 31, 2008, one security in High Yield Fund was valued at fair value, which represented less than 0.01% of that Fund’s net assets.

Fair Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts – In connection with purchases and sales of securities denominated in foreign currencies, all Funds except the Money Market Fund may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the year ended October 31, 2008, Technology Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Partner Worldwide Allocation Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Stock Fund and Balanced Fund engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Funds’ policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statements of Operations.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109 that requires additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The Fund adopted the provisions of FIN 48 on April 30, 2008, as required by the U.S. Securities and Exchange Commission for mutual funds.

FIN 48 requires management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Fund include Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2008, open Federal, Minnesota, Wisconsin, and Massachusetts tax years include the tax years ended October 31, 2005, through 2008. Additionally, as of October 31, 2008, the tax years ending in 2004 are open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of October 31, 2008, Management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

(G) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Dividends from High Yield Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund are declared daily and paid monthly. Dividends from Money Market Fund also include any short-term net realized gains or losses on the sale of securities. Dividends from Moderate Allocation Fund, Moderately Conservative Allocation Fund and Balanced Fund are declared and paid quarterly. Dividends from the following funds are declared and paid annually: Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Technology Fund, Partner Small Cap Growth Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Small Cap Index Fund, Mid Cap Growth Fund, Partner Mid Cap Value Fund, Mid Cap Stock Fund, Mid Cap Index Fund, Partner Worldwide Allocation Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund and Large Cap Index Fund.

(I) Options – All Funds, with the exception of Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security, while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. Writing put options tends to increase a Fund’s exposure to the underlying security, while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be sold or bought, and therefore bears the market risk of an unfavorable change in the price of the underlying security. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the year ended October 31, 2008, Mid Cap Growth Fund, Large Cap Growth Fund, Large Cap Stock Fund, Balanced Fund, Income Fund, Core Bond Fund, and Limited Maturity Bond Fund engaged in these types of investment.

(J) Financial Futures Contracts – Certain Funds use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. During the year ended October 31, 2008, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Growth Fund, Small Cap Stock Fund, Small Cap Index Fund, Mid Cap Index Fund, Partner Worldwide Allocation Fund, Large Cap Stock Fund, Large Cap Index Fund, Balanced Fund, High Yield Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

(K) Swap Agreements – Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. Periodic payments are recorded as realized gains or losses on the Statement of Operations. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Trust’s custodian, or third party, in connection with these agreements.

Credit Default Swaps – A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or referenced entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer. During the year ended October 31, 2008, Balanced Fund, High Yield Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

Total Rate of Return Swaps – A total rate of return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total rate of return swaps provide the Funds with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. During the year ended October 31, 2008, no funds engaged in this type of investment.

Interest Rate Swaps – An interest rate swap is an agreement between two parties to exchange cash flows based on the difference between two interest rates. Typically, one party pays a fixed-rate for a specific period while the other pays a variable-rate based on an underlying index for the same period. Interest rate swaps allow the Funds to manage exposure to interest rate fluctuations. During the year ended October 31, 2008, Limited Maturity Bond Fund engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing their yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the year ended October 31, 2008, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(M) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Dresdner Bank AG (“Dresdner”). The Agreement authorizes Dresdner to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Dresdner for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. As of October 31, 2008, all

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Funds except Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Worldwide Allocation Fund, Municipal Bond Fund and Money Market Fund had securities on loan. The value of securities on loan is as follows

Fund	Securities on Loan
Technology	$1,312,160
Partner Small Cap Growth	13,964,977
Partner Small Cap Value	30,820,515
Small Cap Stock	51,501,591
Small Cap Index	3,415,142
Mid Cap Growth	43,180,957
Partner Mid Cap Value	2,715,046
Mid Cap Stock	77,551,391
Mid Cap Index	2,479,204
Partner International Stock	606,946
Large Cap Growth	17,042,343
Large Cap Value	13,179,298
Large Cap Stock	71,539,276
Large Cap Index	674,624
Balanced	11,023,683
High Yield	29,148,760
Income	20,414,503
Core Bond	1,524,237
Limited Maturity Bond	51,262,651

(N) When-Issued and Delayed Delivery Transactions – Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the year ended October 31, 2008, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(P) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Funds’ investment adviser Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) or subadviser to be creditworthy. During the year ended October 31, 2008, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Stock Fund, High Yield Fund and Core Bond Fund engaged in these types of investments.

(Q) Equity-Linked Structured Securities – Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. During the year ended October 31, 2008, Balanced Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(R) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

(T) Temporary Guarantee Program – The Trust, on behalf of Thrivent Money Market Fund, was a participant in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) during the Program’s initial phase from September 19, 2008 through December 18, 2008. The U.S. Treasury has extended the Program until April 30, 2009. Details of Thrivent Money Market Fund’s participation in the extended Program is discussed below.

The Program guarantees the share price of a fund held by shareholders as of September 19, 2008, at $1.00 per share. Persons who were not shareholders as of September 19, 2008, are not covered by the Program.

The guarantee under the Program would be triggered if a fund’s per share net asset value falls below $0.995 (a “Guarantee Event”) and the fund commences the process of liquidation. Under the terms of the Program, the U.S. Treasury guarantees payment to each eligible shareholder the difference between the amount received in liquidation and the amount that eligible shareholder would have received had the net asset value of the fund been $1.00 per share. If the number of shares held by the eligible shareholder in a participating fund fluctuates over the duration of the Program, the Program would cover the lesser of (i) the number of shares held by the eligible shareholder in the fund as of September 19, 2008, or (ii) the number of shares held by the eligible shareholder as of the date of the Guarantee Event.

To participate in the initial phase of the Program, Thrivent Money Market Fund was required to pay an initial participation fee in the amount of 0.01% of the total net assets of the Fund as of September 19, 2008. The program was initially scheduled to remain in effect until December 18, 2008, but, as was stated earlier, the U.S. Treasury has extended the Program until April 30, 2009. The Fund applied to participate in the extension of the Program and was required to pay an extended participation fee of 0.015% of the total net assets of the Fund as of September 19, 2008.

(U) Unfunded Loan Commitment – Certain Funds may enter into loan commitments, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(V) Recent Accounting Pronouncements – In September 2006, the FASB issued FASB Statement No. 157 – Fair Value Measurements (“FAS 157”). The objective of the statement is to improve the consistency and comparability of fair value measurements used in financial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management of the Fund does not believe that the adoption of FAS 157 will impact the financial statement amounts. However, additional disclosures may be required describing the inputs used to develop the fair value measurements.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 – Disclosures about Derivative Instruments and Hedging Activities: An Amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. The provisions are effective for fiscal years beginning after November 15, 2008. Management of the Fund is currently evaluating the impact that FAS 161 will have on the Fund’s financial statements.

In September 2008, the FASB released FASB Staff Position No. 133-1 – Disclosures about Credit Derivatives and Certain Guarantees (“FSP 133-1”). FSP 133-1 amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including hybrid instruments that have credit derivatives embedded in them. The disclosures will include current status of the payment/performance risk of the credit derivative, as well as certain additional information, such as the nature and term of the credit derivative, the reason for entering into it, the maximum potential amount of future payments that could be required under the derivative arrangement and the fair value of the credit derivative. The provisions are effective for fiscal years and interim periods ending after November 15, 2008. Management of the Fund is currently evaluating the impact that FSP 133-1 will have on the Fund’s financial statements.

(W) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2008

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	$50 to $100M	$100 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Aggressive Allocation	0.150%	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Aggressive Allocation	0.150%	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderate Allocation	0.150%	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Conservative Allocation	0.150%	0.150%	0.150%	0.150%	0.150%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Technology	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Small Cap Growth	0.900%	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Partner Small Cap Value	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Small Cap Index	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%
Mid Cap Growth	0.450%	0.450%	0.400%	0.400%	0.350%	0.300%	0.300%	0.250%	0.250%	0.250%	0.250%
Partner Mid Cap Value	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Mid Cap Index	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%
Partner International Stock	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
Large Cap Index	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%	0.250%
Balanced	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Core Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Money Market	0.500%	0.500%	0.500%	0.500%	0.500%	0.400%	0.350%	0.325%	0.325%	0.300%	0.275%

(B) Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

Partner Small Cap Growth Fund

The Adviser had entered into subadvisory agreements with Turner Investment Partners, Inc. (“Turner”) and Transamerica Investment Management, LLC (“Transamerica”) for the performance of subadvisory services. The fee payable to Turner was equal to 0.65% of average daily net assets. The fee payable to Transamerica was 0.50% of average daily net assets. As of May 1, 2008, Transamerica is no longer a subadviser to this Fund. In addition, as of May 1, 2008, the fee payable to Turner is equal to 0.65% of the first $100 million of average net assets and 0.60% for assets over $100 million. Thrivent Partner Small Cap Growth Portfolio is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Fund

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services. The subadvisory fee, which is paid by the Adviser from its advisory fee, is 0.60% of average daily net assets.

Partner Mid Cap Value Fund

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $250 million and 0.45% for assets over $250 million. Thrivent Partner Mid Cap Value Portfolio is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Fund

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Management Investment Services Limited (“Aberdeen”), Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2008

(3) FEES AND COMPENSATION PAID TO AFFILIATES - continued

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner International Stock Fund and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner International Stock Fund and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Portfolio will be included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million and 0.80% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Fund

The Adviser has entered into subadvisory agreements with Mercator and Principal for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Portfolio, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Portfolio, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Principal.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2008

(3) FEES AND COMPENSATION PAID TO AFFILIATES - continued

As of October 31, 2008, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Class B	Institutional Class	Expiration Date
Technology	—	1.00%	—	N/A
Partner Small Cap Value	0.10%	0.10%	0.10%	N/A
Large Cap Growth	—	0.80%	—	N/A
Core Bond	0.10%	—	—	N/A
Money Market	0.20%	0.10%	0.10%	N/A

These voluntary reimbursements may be discontinued at any time.

As of October 31, 2008, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Class B	Institutional Class	Expiration Date
Aggressive Allocation	0.55%	N/A	—	2/28/2009
Moderately Aggressive Allocation	0.52%	N/A	—	2/28/2009
Moderate Allocation	0.51%	N/A	—	2/28/2009
Moderately Conservative Allocation	0.48%	N/A	—	2/28/2009
Technology	1.47%	—	—	2/28/2009
Small Cap Index	0.95%	N/A	N/A	2/28/2009
Partner Mid Cap Value	1.25%	N/A	0.99%	2/28/2009
Mid Cap Index	0.60%	N/A	N/A	2/28/2009
Partner Worldwide Allocation	1.30%	N/A	0.95%	2/28/2009
Large Cap Growth	1.17%	—	—	2/28/2009
Large Cap Index	0.60%	N/A	N/A	2/28/2009

As of October 15, 2004, all Class B shares net operating expenses are limited to the following percentage of daily net assets of Class B shares: Technology Fund, 3.34%; Partner Small Cap Value Fund, 2.63%; Small Cap Stock Fund, 2.43%; Mid Cap Growth Fund, 2.31%; Mid Cap Stock Fund, 2.39%; Partner International Stock Fund, 2.79%; Large Cap Growth Fund, 2.55%; Large Cap Value Fund, 2.21%; Large Cap Stock Fund, 1.89%; Balanced Fund, 2.06%; High Yield Fund, 1.73%; Municipal Bond Fund, 1.47%; Income Fund, 1.63%; Core Bond Fund, 1.95%; Limited Maturity Bond Fund, 0.89%; and Money Market Fund, 1.95%. These reimbursements will be in effect as long as assets remain in the Class B shares.

Class B share expenses are voluntarily reimbursed to limit expenses to 2.75% of average daily net assets for Technology Fund and Partner International Stock Fund. Additionally, Class B share expenses were voluntarily reimbursed to limit expenses to 1.01% of average daily net assets for Money Market Fund. These voluntary expense reimbursements may be discontinued at any time.

Each equity, hybrid and fixed income fund may invest cash in Money Market Fund, subject to certain limitations. During the year ended October 31, 2008, all funds, with the exception of Municipal Bond Fund, invested in Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for that Fund or the amount of the advisory fee which is charged to the Fund for its investment in Money Market Fund.

(C) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have a Rule 12b-1 fee of up to 0.25% (up to 0.125% for Limited Maturity Bond Fund and Money Market Fund) of average net assets. Class B shares have a Rule 12b-1 fee of up to 1.00% (up to 0.25% for Limited Maturity Bond Fund and up to 0.875% for Money Market Fund) of average net assets.

(D) Sales Charges and Other Fees – For the year ended October 31, 2008, Thrivent Investment Mgt. received $13,694,337 of aggregate underwriting concessions from the sales of the Trust’s Class A and Class B shares and aggregate deferred sales charges of $84,976 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting personnel and services. For the year ended October 31, 2008, Thrivent Asset Mgt. received aggregate fees for accounting personnel and services of $1,227,559 from the Trust.

The Trust has entered into an administrative services agreement with Thrivent Asset Mgt. to provide certain administrative personnel and services to the Funds. For the year ended October 31, 2008, Thrivent Asset Mgt. received aggregate fees for administrative personnel and services of $2,930,830 from the Trust.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2008

(3) FEES AND COMPENSATION PAID TO AFFILIATES - continued

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the year ended October 31, 2008, Thrivent Investor Services received $16,504,090 for transfer agent services from the Trust.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares designated to the selected Thrivent Mutual Funds. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $206,464 in fees from the Trust for the year ended October 31, 2008. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt., and Thrivent Investor Services; however, they receive no compensation from the Funds.

(E) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Trust Capital
Aggressive Allocation	$6,658,611	($6,658,611)	$—
Moderately Aggressive
Allocation	12,291,614	(12,291,614)	—
Moderate Allocation	9,258,259	(9,258,259)	—
Moderately Conservative Allocation	2,096,713	(2,096,713)	—
Technology	199,202	8,598	(207,800)
Partner Small Cap Growth	83,423	23,075	(106,498)
Partner Small Cap Value	(239,346)	136,339	103,007
Small Cap Stock	(70,066)	(11,356)	81,422
Small Cap Index	(86,457)	86,457	—
Mid Cap Growth	374,975	(78,031)	(296,944)
Partner Mid Cap Value	(99,055)	109,080	(10,025)
Mid Cap Stock	302,208	140,302	(442,510)
Mid Cap Index	(94,272)	94,722	(450)
Partner Worldwide Allocation	(161,260)	185,663	(24,403)
Partner International Stock	1,559,704	(1,559,704)	—
Large Cap Growth	4,877	1,026	(5,903)
Large Cap Value	(4,206)	4,206	—
Large Cap Stock	(98,879)	7,568	91,311
Large Cap Index	(30,461)	30,461	—
Balanced	(332,888)	(21,996)	354,884
High Yield	224,453	14,832,619	(15,057,072)
Municipal Bond	(47,096)	47,096	—
Income	443,163	88,434	(531,597)
Core Bond	323,181	(323,181)	—
Limited Maturity Bond	298,048	(350,218)	52,170

At October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Aggressive Allocation	$244,933	$17,451,182
Moderately Aggressive Allocation	7,684,559	20,245,673
Moderate Allocation	1,245,200	5,577,929
Moderately Conservative Allocation	735,790	—
Partner Small Cap Value	1,039,736	7,706,453
Small Cap Stock	913,755	—
Small Cap Index	171,043	3,946,613
Partner Mid Cap Value	581,676	—
Mid Cap Stock	4,268,520	—
Mid Cap Index	357,738	3,012,652
Partner Worldwide Allocation	1,538,573	—
Partner International Stock	10,791,815	—
Large Cap Growth	798,917	—
Large Cap Value	9,621,335	—

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2008

(4) TAX INFORMATION - continued

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Large Cap Stock	$22,541,371	$—
Large Cap Index	924,957	—
Balanced	271,100	—
High Yield	(164,823)	—
Municipal Bond[a]	46,272	1,146,059
Income	355,720	—
Core Bond	389,100	—
Limited Maturity Bond	249,706	—
Money Market	177,569	—

a	Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

At October 31, 2008, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Moderately Conservative Allocation	2,065,363	2016

	$2,065,363

Technology	7,552,067	2009
	13,695,973	2010
	1,279,762	2011
	1,471,537	2012
	9,892,956	2016

	$33,892,295

Partner Small Cap Growth	17,566,900	2016

	$17,566,900

Small Cap Stock	59,938,090	2016

	$59,938,090

Mid Cap Growth	6,613,531	2009
	6,613,531	2010

	$13,227,062

Partner Mid Cap Value	9,746,419	2016

	$9,746,419

Mid Cap Stock	187,942,547	2016

	$187,942,547

Partner Worldwide Allocation	8,349,574	2016

	$8,349,574

Partner International Stock	5,685,578	2010
	55,197,097	2016

	$60,882,675

Large Cap Growth	4,358,032	2009
	2,179,015	2010
	59,752,512	2016

	$66,289,559

Large Cap Value	44,030,473	2016

	$44,030,473

Large Cap Stock	20,145,127	2009
	45,072,180	2010

	$65,217,307

Large Cap Index	2,326,801	2014
	1,522,997	2016

	$3,849,798

Balanced	2,179,766	2016

	$2,179,766

High Yield	125,418,013	2009
	223,628,596	2010
	90,973,334	2011
	11,792,481	2012
	1,037,644	2013
	1,574,393	2014
	32,937,341	2016

	$487,361,802

Income	17,362,752	2010
	9,939,596	2014
	21,119,656	2016

	$48,422,004

Core Bond	1,246,299	2012
	1,300,054	2013
	9,402,862	2014
	1,199,140	2015
	5,142,913	2016

	$18,291,268

Limited Maturity Bond	413,501	2013
	602,582	2014
	4,583,007	2016

	$5,599,090

Money Market	19,536	2015
	67,104	2016

	$86,640

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

During the fiscal year 2008, Capital loss carryovers of $6,613,531, $4,846,940, and $631,235 were utilized by Mid Cap Growth Fund, Large Cap Stock Fund, and Municipal Bond Fund. In addition, the following capital loss carryovers expired during the fiscal year 2008: High Yield Fund; $15,133,980 and Income Fund; $531,597.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2008

(4) TAX INFORMATION - continued

The tax character of distributions paid during the years ended October 31, 2008 and 2007 was as follows:

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain
Fund	10/31/2008	10/31/2007	10/31/2008	10/31/2007	10/31/2008	10/31/2007
Aggressive Allocation	$—	$—	$10,842,388	$4,045,342	$5,854,153	$485,309
Moderately Aggressive Allocation	—	—	28,317,573	11,046,128	11,819,783	845,355
Moderate Allocation	—	—	34,324,916	17,864,622	11,287,059	1,328,873
Moderately Conservative Allocation	—	—	13,538,182	7,591,127	2,612,434	367,841
Partner Small Cap Growth	—	—	475,418	50,532	2,966,698	3,462
Partner Small Cap Value	—	—	2,077,837	1,651,146	9,502,303	4,632,190
Small Cap Stock	—	—	—	32,327	68,131,147	56,823,771
Small Cap Index	—	—	287,385	147,024	4,941,997	3,303,677
Mid Cap Growth	—	—	16,107,290	—	25,349,717	22,856,197
Partner Mid Cap Value	—	—	1,576,185	582,204	1,524,721	122,933
Mid Cap Stock	—	—	48,403,788	65,331,719	104,997,255	121,689,673
Mid Cap Index	—	—	441,326	465,453	6,264,732	2,807,927
Partner International Stock	—	—	13,223,691	7,072,912	59,329,987	—
Large Cap Growth	—	—	25,580,687	1,611,639	14,227,172	—
Large Cap Value	—	—	11,198,703	11,311,021	29,157,758	23,854,746
Large Cap Stock	—	—	101,566,144	32,993,037	296,690,398	142,672,537
Large Cap Index	—	—	1,291,440	1,253,298	—	—
Balanced	—	—	13,144,368	14,616,287	12,582,777	7,585,175
High Yield	—	—	45,642,978	45,718,586	—	—
Municipal Bond	51,458,628	52,400,219	287,561	305,138	—	—
Income	—	—	41,809,100	36,677,821	—	—
Core Bond	—	—	17,635,379	16,966,618	—	—
Limited Maturity Bond	—	—	21,722,771	15,855,497	—	—
Money Market	—	—	51,098,275	68,072,261	—	—

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended October 31, 2008, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$181,633	$56,536
Moderately Aggressive Allocation	466,834	183,764
Moderate Allocation	442,599	150,901
Moderately Conservative Allocation	185,585	63,958
Technology	88,010	91,916
Partner Small Cap Growth	183,395	149,815
Partner Small Cap Value	82,082	48,760
Small Cap Stock	1,140,260	1,129,857
Small Cap Index	10,336	16,999
Mid Cap Growth	259,582	249,760
Partner Mid Cap Value	123,237	61,110
Mid Cap Stock	2,383,255	2,300,222
Mid Cap Index	12,103	20,128
Partner Worldwide Allocation	134,133	36,280
Partner International Stock	453,991	426,343
Large Cap Growth	931,087	975,012
Large Cap Value	345,787	292,901
Large Cap Stock	2,523,467	2,963,353
Large Cap Index	6,650	14,667
Balanced	137,523	165,467
High Yield	342,656	276,836
Municipal Bond	135,630	103,236
Income	313,785	322,671
Core Bond	74,632	139,441
Limited Maturity Bond	165,278	134,200

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Balanced	$375,115	$397,460
Income	962,966	1,002,943
Core Bond	1,332,479	1,348,239
Limited Maturity Bond	468,591	402,101

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of October 31, 2008, the following funds held restricted securities:

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2008

(5) SECURITY TRANSACTIONS - continued

Fund	Number of Securities	Percent of Fund’s Net Assets
Balanced	1	0.20%
High Yield	6	3.01%
Income	5	1.20%
Core Bond	1	0.27%
Limited Maturity Bond	2	0.05%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2008, were as follows:

	Number of Contracts	Premium Amount
Mid Cap Growth
Balance at October 31, 2007	31	$7,984
Opened	—	—
Closed	—	—
Expired	(31)	(7,984)
Exercised	—	—

Balance at October 31, 2008	—	$—

Large Cap Growth
Balance at October 31, 2007	833	$109,292
Opened	9,157	1,797,118
Closed	(6,144)	(1,175,813)
Expired	(2,288)	(401,255)
Exercised	(1,558)	(329,342)

Balance at October 31, 2008	—	$—

Large Cap Stock
Balance at October 31, 2007	—	$—
Opened	13,909	3,163,184
Closed	(7,326)	(1,716,829)
Expired	(2,884)	(614,706)
Exercised	(3,699)	(831,649)

Balance at October 31, 2008	—	$—

Balanced
Balance at October 31, 2007	6	$18,750
Opened	12	64,180
Closed	—	—
Expired	(10)	(33,125)
Exercised	(8)	(49,805)

Balance at October 31, 2008	—	$—

Income
Balance at October 31, 2007	37	$80,938
Opened	40	231,250
Closed	—	—
Expired	(57)	(152,813)
Exercised	(20)	(159,375)

Balance at October 31, 2008	—	$—

Core Bond
Balance at October 31, 2007	24	$75,000
Opened	43	224,219
Closed	—	—
Expired	(37)	(119,922)
Exercised	(30)	(179,297)

Balance at October 31, 2008	—	$—

Limited Maturity Bond
Balance at October 31, 2007	7	$15,313
Opened	—	—
Closed	—	—
Expired	(7)	(15,313)
Exercised	—	—

Balance at October 31, 2008	—	$—

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2008, the Funds engaged in purchases and sales of securities of $57,668,607 and $17,775,135, respectively.

Thrivent Mutual Funds

Notes to Financial Statements

As of October 31, 2008

(7) RELATED PARTY TRANSACTIONS

As of October 31, 2008, related parties held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Technology	484,424	5.5%
Partner Small Cap Growth	942,592	9.9%
Partner Mid Cap Value	489,583	5.0%
Partner Worldwide Allocation	4,399,995	42.7%
Core Bond	4,672,312	13.5%

As of October 31, 2008, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	5,970,912	15.7%
Moderately Aggressive Allocation	6,368,209	7.1%
Partner Small Cap Value	1,023,069	8.8%
Partner International Stock	3,458,017	6.7%
Balanced	5,455,552	24.7%

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Mutual Funds

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2008	$13.79	$0.16	$(5.13)	$(4.97)	$(0.35)	$(0.21)	$(0.56)
Year Ended 10/31/2007	11.88	0.14	1.99	2.13	(0.19)	(0.03)	(0.22)
Year Ended 10/31/2006	10.37	0.15	1.49	1.64	(0.13)	—	(0.13)
Year Ended 10/31/2005 (c)	10.00	(0.01)	0.38	0.37	—	—	—
Institutional Class Shares
Year Ended 10/31/2008	13.86	0.21	(5.18)	(4.97)	(0.37)	(0.21)	(0.58)
Year Ended 10/31/2007	11.94	0.16	2.02	2.18	(0.23)	(0.03)	(0.26)
Year Ended 10/31/2006	10.39	0.20	1.49	1.69	(0.14)	—	(0.14)
Year Ended 10/31/2005 (c)	10.00	—	0.39	0.39	—	—	—
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2008	13.23	0.24	(4.58)	(4.34)	(0.36)	(0.17)	(0.53)
Year Ended 10/31/2007	11.72	0.21	1.56	1.77	(0.24)	(0.02)	(0.26)
Year Ended 10/31/2006	10.31	0.19	1.35	1.54	(0.13)	—	(0.13)
Year Ended 10/31/2005 (c)	10.00	0.01	0.30	0.31	—	—	—
Institutional Class Shares
Year Ended 10/31/2008	13.30	0.27	(4.60)	(4.33)	(0.39)	(0.17)	(0.56)
Year Ended 10/31/2007	11.77	0.23	1.60	1.83	(0.28)	(0.02)	(0.30)
Year Ended 10/31/2006	10.33	0.23	1.35	1.58	(0.14)	—	(0.14)
Year Ended 10/31/2005 (c)	10.00	0.01	0.32	0.33	—	—	—
MODERATE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2008	12.32	0.30	(3.62)	(3.32)	(0.41)	(0.17)	(0.58)
Year Ended 10/31/2007	11.30	0.30	1.10	1.40	(0.34)	(0.04)	(0.38)
Year Ended 10/31/2006	10.22	0.27	1.08	1.35	(0.27)	—	(0.27)
Year Ended 10/31/2005 (c)	10.00	0.02	0.22	0.24	(0.02)	—	(0.02)
Institutional Class Shares
Year Ended 10/31/2008	12.34	0.35	(3.65)	(3.30)	(0.44)	(0.17)	(0.61)
Year Ended 10/31/2007	11.32	0.33	1.09	1.42	(0.36)	(0.04)	(0.40)
Year Ended 10/31/2006	10.23	0.31	1.09	1.40	(0.31)	—	(0.31)
Year Ended 10/31/2005 (c)	10.00	0.03	0.22	0.25	(0.02)	—	(0.02)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Since fund inception, June 30, 2005.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$8.26	(37.44)%	$264.2	0.53%	0.94%	0.72%	0.75%	15%
13.79	18.27%	332.7	0.38%	0.79%	0.72%	0.45%	15%
11.88	15.95%	176.0	0.10%	0.78%	0.81%	0.07%	8%
10.37	3.70%	25.2	0.89%	(0.60)%	1.62%	(1.34)%	3%

8.31	(37.27)%	50.4	0.20%	1.26%	0.20%	1.26%	15%
13.86	18.64%	57.8	0.10%	1.11%	0.21%	1.00%	15%
11.94	16.45%	35.8	(0.44)%	1.25%	0.27%	0.53%	8%
10.39	3.90%	4.2	0.10%	0.08%	0.87%	(0.69)%	3%

8.36	(33.99)%	698.3	0.51%	1.87%	0.61%	1.78%	20%
13.23	15.45%	859.2	0.37%	1.52%	0.61%	1.28%	18%
11.72	15.05%	423.0	0.08%	1.60%	0.67%	1.01%	10%
10.31	3.10%	63.2	0.44%	0.45%	1.03%	(0.14)%	4%

8.41	(33.83)%	56.2	0.18%	2.21%	0.18%	2.21%	20%
13.30	15.85%	68.9	0.09%	1.86%	0.19%	1.76%	18%
11.77	15.43%	40.1	(0.36)%	2.05%	0.23%	1.46%	10%
10.33	3.30%	2.7	(0.04)%	0.88%	0.57%	0.28%	4%

8.42	(28.06)%	739.6	0.50%	2.61%	0.55%	2.56%	17%
12.32	12.60%	843.2	0.37%	2.36%	0.56%	2.17%	23%
11.30	13.40%	442.8	0.04%	2.44%	0.61%	1.88%	10%
10.22	2.36%	76.2	0.27%	1.30%	0.90%	0.67%	3%

8.43	(27.87)%	28.4	0.18%	2.92%	0.18%	2.92%	17%
12.34	12.84%	27.9	0.11%	2.66%	0.20%	2.57%	23%
11.32	13.83%	17.1	(0.33)%	2.82%	0.24%	2.25%	10%
10.23	2.49%	2.9	(0.13)%	1.67%	0.51%	1.03%	3%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2008	$11.54	$0.34	$(2.63)	$(2.29)	$(0.40)	$(0.10)	$(0.50)
Year Ended 10/31/2007	10.91	0.36	0.68	1.04	(0.38)	(0.03)	(0.41)
Year Ended 10/31/2006	10.13	0.32	0.77	1.09	(0.31)	—	(0.31)
Year Ended 10/31/2005 (c)	10.00	0.04	0.11	0.15	(0.02)	—	(0.02)
Institutional Class Shares
Year Ended 10/31/2008	11.56	0.37	(2.63)	(2.26)	(0.43)	(0.10)	(0.53)
Year Ended 10/31/2007	10.93	0.37	0.69	1.06	(0.40)	(0.03)	(0.43)
Year Ended 10/31/2006	10.14	0.34	0.79	1.13	(0.34)	—	(0.34)
Year Ended 10/31/2005 (c)	10.00	0.05	0.12	0.17	(0.03)	—	(0.03)
TECHNOLOGY FUND
Class A Shares
Year Ended 10/31/2008	4.68	(0.02)	(2.31)	(2.33)	—	—	—
Year Ended 10/31/2007	3.73	(0.04)	0.99	0.95	—	—	—
Year Ended 10/31/2006	3.48	(0.03)	0.28	0.25	—	—	—
Year Ended 10/31/2005	3.28	(0.01)	0.21	0.20	—	—	—
Period Ended 10/31/2004 (d)	3.20	(0.02)	0.10	0.08	—	—	—
Year Ended 4/30/2004	2.50	(0.03)	0.73	0.70	—	—	—
Class B Shares
Year Ended 10/31/2008	4.44	(0.26)	(1.97)	(2.23)	—	—	—
Year Ended 10/31/2007	3.56	(0.12)	1.00	0.88	—	—	—
Year Ended 10/31/2006	3.34	(0.07)	0.29	0.22	—	—	—
Year Ended 10/31/2005	3.16	(0.03)	0.21	0.18	—	—	—
Period Ended 10/31/2004 (d)	3.09	(0.03)	0.10	0.07	—	—	—
Year Ended 4/30/2004	2.43	(0.04)	0.70	0.66	—	—	—
Institutional Class Shares
Year Ended 10/31/2008	4.95	—	(2.45)	(2.45)	—	—	—
Year Ended 10/31/2007	3.93	(0.02)	1.04	1.02	—	—	—
Year Ended 10/31/2006	3.65	(0.01)	0.29	0.28	—	—	—
Year Ended 10/31/2005	3.42	0.01	0.22	0.23	—	—	—
Period Ended 10/31/2004 (d)	3.32	(0.01)	0.11	0.10	—	—	—
Year Ended 4/30/2004	2.59	(0.02)	0.75	0.73	—	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Since fund inception, June 30, 2005.

(d)	For the period from May 1, 2004 to October 31, 2004.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$8.75	(20.53)%	$314.7	0.47%	3.15%	0.56%	3.06%	19%
11.54	9.72%	305.5	0.33%	3.16%	0.57%	2.92%	19%
10.91	10.94%	156.9	0.01%	3.19%	0.65%	2.55%	5%
10.13	1.53%	32.9	0.34%	2.04%	1.21%	1.17%	4%

8.77	(20.30)%	11.1	0.22%	3.45%	0.22%	3.45%	19%
11.56	9.91%	9.8	0.12%	3.41%	0.23%	3.31%	19%
10.93	11.35%	6.5	(0.34)%	3.50%	0.30%	2.86%	5%
10.14	1.66%	0.8	0.18%	2.14%	1.03%	1.29%	4%

2.35	(49.79)%	19.2	1.47%	(0.58)%	2.07%	(1.18)%	264%
4.68	25.47%	42.4	1.49%	(0.96)%	1.98%	(1.46)%	112%
3.73	7.18%	40.1	1.45%	(0.78)%	1.97%	(1.30)%	126%
3.48	6.10%	42.7	1.52%	(0.40)%	2.04%	(0.92)%	37%
3.28	2.50%	42.5	1.70%	(1.32)%	2.22%	(1.84)%	23%
3.20	28.00%	41.5	1.36%	(1.02)%	2.19%	(1.85)%	67%

2.21	(50.23)%	0.4	2.48%	(1.57)%	3.50%	(2.58)%	264%
4.44	24.72%	1.7	2.05%	(1.51)%	3.06%	(2.52)%	112%
3.56	6.59%	2.4	1.94%	(1.27)%	2.95%	(2.28)%	126%
3.34	5.70%	3.5	2.07%	(0.91)%	3.08%	(1.93)%	37%
3.16	2.27%	4.0	2.32%	(1.94)%	3.34%	(2.96)%	23%
3.09	27.16%	3.9	1.85%	(1.51)%	3.36%	(3.02)%	67%

2.50	(49.49)%	1.3	1.02%	(0.13)%	1.05%	(0.15)%	264%
4.95	25.95%	2.6	0.98%	(0.45)%	0.99%	(0.46)%	112%
3.93	7.67%	2.1	0.96%	(0.30)%	0.97%	(0.31)%	126%
3.65	6.73%	2.6	0.94%	0.24%	0.95%	0.22%	37%
3.42	3.01%	3.0	1.00%	(0.62)%	1.02%	(0.64)%	23%
3.32	28.19%	2.9	1.00%	(0.66)%	1.02%	(0.68)%	67%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
PARTNER SMALL CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2008	$13.93	$(0.04)	$(5.59)	$(5.63)	$—	$(0.58)	$(0.58)
Year Ended 10/31/2007	11.69	(0.06)	2.30	2.24	—	—	—
Year Ended 10/31/2006	10.28	(0.03)	1.44	1.41	—	—	—
Year Ended 10/31/2005 (c)	10.00	(0.04)	0.32	0.28	—	—	—
Institutional Class Shares
Year Ended 10/31/2008	14.00	(0.01)	(5.62)	(5.63)	—	(0.58)	(0.58)
Year Ended 10/31/2007	11.73	(0.02)	2.31	2.29	(0.02)	—	(0.02)
Year Ended 10/31/2006	10.28	—	1.45	1.45	—	—	—
Year Ended 10/31/2005 (c)	10.00	(0.02)	0.30	0.28	—	—	—
PARTNER SMALL CAP VALUE FUND
Class A Shares
Year Ended 10/31/2008	16.41	0.09	(4.26)	(4.17)	—	(1.22)	(1.22)
Year Ended 10/31/2007	15.65	0.04	1.45	1.49	(0.02)	(0.71)	(0.73)
Year Ended 10/31/2006	14.06	0.07	2.46	2.53	(0.04)	(0.90)	(0.94)
Year Ended 10/31/2005	14.27	0.04	1.61	1.65	(0.01)	(1.85)	(1.86)
Period Ended 10/31/2004 (d)	13.58	0.01	1.02	1.03	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.33	(0.05)	4.30	4.25	—	—	—
Class B Shares
Year Ended 10/31/2008	15.44	(0.64)	(3.38)	(4.02)	—	(1.22)	(1.22)
Year Ended 10/31/2007	14.89	(0.33)	1.59	1.26	—	(0.71)	(0.71)
Year Ended 10/31/2006	13.50	(0.08)	2.37	2.29	—	(0.90)	(0.90)
Year Ended 10/31/2005	13.88	(0.10)	1.57	1.47	—	(1.85)	(1.85)
Period Ended 10/31/2004 (d)	13.29	(0.06)	0.99	0.93	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.21	(0.14)	4.22	4.08	—	—	—
Institutional Class Shares
Year Ended 10/31/2008	17.10	0.12	(4.37)	(4.25)	(0.10)	(1.22)	(1.32)
Year Ended 10/31/2007	16.26	0.13	1.52	1.65	(0.10)	(0.71)	(0.81)
Year Ended 10/31/2006	14.57	0.12	2.60	2.72	(0.13)	(0.90)	(1.03)
Year Ended 10/31/2005	14.67	0.13	1.67	1.80	(0.05)	(1.85)	(1.90)
Period Ended 10/31/2004 (d)	13.90	0.05	1.06	1.11	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.47	0.03	4.40	4.43	—	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Since fund inception, June 30, 2005.

(d)	For the period from May 1, 2004 to October 31, 2004.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$7.72	(41.96)%	$9.6	1.42%	(0.44)%	1.43%	(0.45)%	186%
13.93	19.16%	15.5	1.20%	(0.52)%	1.46%	(0.77)%	98%
11.69	13.72%	12.0	0.91%	(0.31)%	1.72%	(1.12)%	109%
10.28	2.80%	9.5	1.61%	(1.16)%	2.42%	(1.97)%	37%

7.79	(41.74)%	64.7	1.06%	(0.07)%	1.07%	(0.08)%	186%
14.00	19.55%	64.5	0.92%	(0.25)%	1.13%	(0.45)%	98%
11.73	14.11%	29.3	0.53%	0.10%	1.35%	(0.71)%	109%
10.28	2.80%	4.2	1.39%	(0.99)%	2.21%	(1.81)%	37%

11.02	(26.94)%	54.3	1.35%	0.61%	1.46%	0.49%	35%
16.41	9.77%	82.5	1.25%	0.21%	1.43%	0.03%	34%
15.65	19.08%	79.8	0.95%	0.51%	1.46%	(0.01)%	22%
14.06	12.13%	74.5	1.04%	0.26%	1.55%	(0.25)%	53%
14.27	7.60%	61.4	1.10%	0.61%	1.61%	0.10%	100%
13.58	45.55%	50.6	1.32%	(0.46)%	1.84%	(0.98)%	80%

10.20	(27.75)%	1.2	2.45%	(0.48)%	2.56%	(0.60)%	35%
15.44	8.70%	3.6	2.20%	(0.71)%	2.39%	(0.91)%	34%
14.89	17.99%	5.5	1.88%	(0.42)%	2.40%	(0.93)%	22%
13.50	11.03%	5.5	2.02%	(0.72)%	2.53%	(1.23)%	53%
13.88	7.01%	5.4	2.10%	(0.41)%	2.61%	(0.92)%	100%
13.29	44.30%	5.7	2.20%	(1.33)%	2.73%	(1.86)%	80%

11.53	(26.46)%	75.4	0.69%	1.27%	0.80%	1.15%	35%
17.10	10.45%	57.7	0.63%	0.79%	0.80%	0.62%	34%
16.26	19.85%	44.9	0.30%	1.06%	0.82%	0.54%	22%
14.57	12.92%	16.4	0.33%	0.97%	0.84%	0.46%	53%
14.67	8.01%	13.3	0.40%	1.32%	0.91%	0.81%	100%
13.90	46.78%	10.3	0.52%	0.34%	1.04%	(0.18)%	80%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
SMALL CAP STOCK FUND
Class A Shares
Year Ended 10/31/2008	$18.98	$0.01	$(6.34)	$(6.33)	$—	$(2.32)	$(2.32)
Year Ended 10/31/2007	18.48	0.01	2.40	2.41	—	(1.91)	(1.91)
Year Ended 10/31/2006	17.79	(0.05)	2.68	2.63	—	(1.94)	(1.94)
Year Ended 10/31/2005	16.39	(0.08)	2.30	2.22	—	(0.82)	(0.82)
Period Ended 10/31/2004 (c)	16.39	(0.04)	0.99	0.95	—	(0.95)	(0.95)
Year Ended 4/30/2004	11.55	(0.11)	4.95	4.84	—	—	—
Class B Shares
Year Ended 10/31/2008	16.46	(1.06)	(4.43)	(5.49)	—	(2.32)	(2.32)
Year Ended 10/31/2007	16.44	(0.48)	2.41	1.93	—	(1.91)	(1.91)
Year Ended 10/31/2006	16.18	(0.30)	2.50	2.20	—	(1.94)	(1.94)
Year Ended 10/31/2005	15.11	(0.27)	2.16	1.89	—	(0.82)	(0.82)
Period Ended 10/31/2004 (c)	15.26	(0.11)	0.91	0.80	—	(0.95)	(0.95)
Year Ended 4/30/2004	10.86	(0.26)	4.66	4.40	—	—	—
Institutional Class Shares
Year Ended 10/31/2008	20.62	0.01	(6.88)	(6.87)	—	(2.32)	(2.32)
Year Ended 10/31/2007	19.82	0.08	2.63	2.71	—	(1.91)	(1.91)
Year Ended 10/31/2006	18.85	(0.04)	2.95	2.91	—	(1.94)	(1.94)
Year Ended 10/31/2005	17.21	0.02	2.44	2.46	—	(0.82)	(0.82)
Period Ended 10/31/2004 (c)	17.12	(0.02)	1.06	1.04	—	(0.95)	(0.95)
Year Ended 4/30/2004	11.98	(0.01)	5.15	5.14	—	—	—
SMALL CAP INDEX FUND
Class A Shares
Year Ended 10/31/2008	16.53	0.09	(5.02)	(4.93)	(0.05)	(1.84)	(1.89)
Year Ended 10/31/2007	16.11	0.06	1.53	1.59	(0.02)	(1.15)	(1.17)
Year Ended 10/31/2006	14.28	0.03	2.09	2.12	(0.02)	(0.27)	(0.29)
Year Ended 10/31/2005	12.63	0.03	1.74	1.77	(0.02)	(0.10)	(0.12)
Period Ended 10/31/2004 (c)	12.26	0.02	0.85	0.87	—	(0.50)	(0.50)
Year Ended 4/30/2004	8.89	(0.01)	3.42	3.41	—	(0.04)	(0.04)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	For the period from May 1, 2004 to October 31, 2004.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$10.33	(37.25)%	$241.9	1.32%	0.09%	1.33%	0.07%	245%
18.98	14.32%	448.9	1.27%	0.03%	1.29%	0.01%	112%
18.48	16.04%	457.5	1.27%	(0.28)%	1.29%	(0.30)%	92%
17.79	13.81%	440.6	1.32%	(0.45)%	1.33%	(0.47)%	114%
16.39	5.88%	397.3	1.36%	(0.49)%	1.38%	(0.51)%	52%
16.39	41.90%	379.5	1.38%	(0.71)%	1.40%	(0.73)%	106%

8.65	(37.94)%	2.8	2.43%	(0.99)%	2.73%	(1.29)%	245%
16.46	13.06%	10.3	2.38%	(1.06)%	2.40%	(1.08)%	112%
16.44	14.86%	16.3	2.30%	(1.29)%	2.32%	(1.31)%	92%
16.18	12.75%	20.5	2.32%	(1.47)%	2.34%	(1.49)%	114%
15.11	5.31%	25.1	2.39%	(1.52)%	2.41%	(1.54)%	52%
15.26	40.52%	25.3	2.42%	(1.75)%	2.44%	(1.77)%	106%

11.43	(36.86)%	106.7	0.73%	0.66%	0.74%	0.64%	245%
20.62	14.92%	106.6	0.71%	0.56%	0.73%	0.54%	112%
19.82	16.68%	85.1	0.72%	0.27%	0.74%	0.26%	92%
18.85	14.58%	21.1	0.72%	0.15%	0.74%	0.13%	114%
17.21	6.17%	11.6	0.73%	(0.24)%	0.75%	(0.26)%	52%
17.12	42.90%	11.0	0.73%	(0.06)%	0.75%	(0.08)%	106%

9.71	(32.77)%	26.3	0.95%	0.73%	1.21%	0.47%	29%
16.53	10.44%	46.4	0.95%	0.36%	1.08%	0.23%	17%
16.11	15.08%	48.0	0.95%	0.21%	1.09%	0.07%	16%
14.28	14.05%	46.9	0.95%	0.21%	1.18%	(0.02)%	17%
12.63	7.11%	35.4	0.95%	0.43%	1.37%	0.01%	17%
12.26	38.37%	34.4	1.04%	(0.13)%	1.25%	(0.34)%	18%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
MID CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2008	$19.45	$(0.03)	$(6.95)	$(6.98)	$—	$(2.23)	$(2.23)
Year Ended 10/31/2007	16.17	(0.06)	4.50	4.44	—	(1.16)	(1.16)
Year Ended 10/31/2006	14.59	(0.06)	1.64	1.58	—	—	—
Year Ended 10/31/2005	12.75	(0.10)	1.94	1.84	—	—	—
Year Ended 10/31/2004	12.35	(0.02)	0.42	0.40	—	—	—
Class B Shares
Year Ended 10/31/2008	17.68	(1.15)	(5.24)	(6.39)	—	(2.23)	(2.23)
Year Ended 10/31/2007	14.96	(0.56)	4.44	3.88	—	(1.16)	(1.16)
Year Ended 10/31/2006	13.64	(0.34)	1.66	1.32	—	—	—
Year Ended 10/31/2005	12.05	(0.27)	1.86	1.59	—	—	—
Year Ended 10/31/2004	11.78	(0.19)	0.46	0.27	—	—	—
Institutional Class Shares
Year Ended 10/31/2008	20.98	(0.08)	(7.43)	(7.51)	—	(2.23)	(2.23)
Year Ended 10/31/2007	17.24	0.06	4.84	4.90	—	(1.16)	(1.16)
Year Ended 10/31/2006	15.44	(0.04)	1.84	1.80	—	—	—
Year Ended 10/31/2005	13.39	0.01	2.04	2.05	—	—	—
Year Ended 10/31/2004	12.87	(0.01)	0.53	0.52	—	—	—
PARTNER MID CAP VALUE FUND
Class A Shares
Year Ended 10/31/2008	12.93	0.12	(4.43)	(4.31)	(0.09)	(0.64)	(0.73)
Year Ended 10/31/2007	11.83	0.11	1.23	1.34	(0.17)	(0.07)	(0.24)
Year Ended 10/31/2006	10.13	0.17	1.57	1.74	(0.04)	—	(0.04)
Year Ended 10/31/2005 (c)	10.00	—	0.13	0.13	—	—	—
Institutional Class Shares
Year Ended 10/31/2008	12.97	0.10	(4.40)	(4.30)	(0.11)	(0.64)	(0.75)
Year Ended 10/31/2007	11.87	0.16	1.21	1.37	(0.20)	(0.07)	(0.27)
Year Ended 10/31/2006	10.14	0.17	1.61	1.78	(0.05)	—	(0.05)
Year Ended 10/31/2005 (c)	10.00	0.01	0.13	0.14	—	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Since fund inception, June 30, 2005.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$10.24	(39.95)%	$165.0	1.16%	(0.19)%	1.19%	(0.22)%	85%
19.45	29.25%	302.7	1.16%	(0.32)%	1.18%	(0.34)%	84%
16.17	10.83%	264.6	1.19%	(0.37)%	1.21%	(0.38)%	156%
14.59	14.43%	269.0	1.26%	(0.71)%	1.28%	(0.72)%	146%
12.75	3.24%	250.7	1.36%	(0.95)%	1.36%	(0.95)%	154%

9.06	(40.70)%	5.1	2.31%	(1.34)%	2.59%	(1.62)%	85%
17.68	27.77%	19.3	2.31%	(1.45)%	2.32%	(1.47)%	84%
14.96	9.68%	26.4	2.27%	(1.43)%	2.28%	(1.45)%	156%
13.64	13.20%	36.1	2.31%	(1.75)%	2.44%	(1.88)%	146%
12.05	2.29%	45.0	2.32%	(1.91)%	2.32%	(1.91)%	154%

11.24	(39.52)%	45.2	0.45%	0.51%	0.48%	0.49%	85%
20.98	30.15%	42.1	0.46%	0.37%	0.48%	0.36%	84%
17.24	11.66%	32.3	0.47%	0.34%	0.49%	0.32%	156%
15.44	15.31%	11.7	0.49%	0.07%	0.50%	0.06%	146%
13.39	4.04%	10.1	0.62%	(0.21)%	0.73%	(0.32)%	154%

7.89	(35.12)%	7.4	1.25%	1.12%	1.41%	0.96%	100%
12.93	11.45%	12.0	0.95%	0.99%	1.48%	0.46%	96%
11.83	17.19%	7.6	0.31%	1.67%	1.86%	0.12%	43%
10.13	1.30%	5.1	1.61%	0.08%	3.10%	(1.41)%	15%

7.92	(34.95)%	69.4	0.93%	1.41%	0.95%	1.38%	100%
12.97	11.73%	33.9	0.72%	1.23%	1.06%	0.89%	96%
11.87	17.65%	23.9	(0.14)%	2.08%	1.37%	0.57%	43%
10.14	1.40%	3.7	1.17%	0.43%	2.81%	(1.21)%	15%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
MID CAP STOCK FUND
Class A Shares
Year Ended 10/31/2008	$17.98	$0.05	$(6.60)	$(6.55)	$(0.01)	$(2.37)	$(2.38)
Year Ended 10/31/2007	18.61	0.13	2.40	2.53	(0.02)	(3.14)	(3.16)
Year Ended 10/31/2006	17.85	0.02	2.55	2.57	—	(1.81)	(1.81)
Year Ended 10/31/2005	14.74	—	3.11	3.11	—	—	—
Period Ended 10/31/2004 (c)	13.96	(0.02)	0.80	0.78	—	—	—
Year Ended 4/30/2004	10.74	(0.05)	3.27	3.22	—	—	—
Class B Shares
Year Ended 10/31/2008	15.26	(0.86)	(4.66)	(5.52)	—	(2.37)	(2.37)
Year Ended 10/31/2007	16.39	(0.27)	2.28	2.01	—	(3.14)	(3.14)
Year Ended 10/31/2006	16.08	(0.24)	2.36	2.12	—	(1.81)	(1.81)
Year Ended 10/31/2005	13.42	(0.19)	2.85	2.66	—	—	—
Period Ended 10/31/2004 (c)	12.78	(0.09)	0.73	0.64	—	—	—
Year Ended 4/30/2004	9.95	(0.19)	3.02	2.83	—	—	—
Institutional Class Shares
Year Ended 10/31/2008	19.14	0.07	(7.02)	(6.95)	(0.08)	(2.37)	(2.45)
Year Ended 10/31/2007	19.60	0.16	2.60	2.76	(0.08)	(3.14)	(3.22)
Year Ended 10/31/2006	18.63	0.04	2.74	2.78	—	(1.81)	(1.81)
Year Ended 10/31/2005	15.30	0.07	3.26	3.33	—	—	—
Period Ended 10/31/2004 (c)	14.46	0.02	0.82	0.84	—	—	—
Year Ended 4/30/2004	11.06	0.03	3.37	3.40	—	—	—
MID CAP INDEX FUND
Class A Shares
Year Ended 10/31/2008	15.90	0.13	(5.38)	(5.25)	(0.09)	(1.67)	(1.76)
Year Ended 10/31/2007	14.47	0.12	2.09	2.21	(0.10)	(0.68)	(0.78)
Year Ended 10/31/2006	13.77	0.08	1.56	1.64	(0.06)	(0.88)	(0.94)
Year Ended 10/31/2005	11.86	0.08	1.91	1.99	(0.03)	(0.05)	(0.08)
Period Ended 10/31/2004 (c)	11.48	0.01	0.37	0.38	—	—	—
Year Ended 4/30/2004	8.65	0.01	2.82	2.83	—	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	For the period from May 1, 2004 to October 31, 2004.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$9.05	(41.38)%	$488.9	1.20%	0.34%	1.21%	0.33%	242%
17.98	15.56%	988.9	1.16%	0.72%	1.17%	0.71%	188%
18.61	15.37%	976.3	1.17%	0.12%	1.18%	0.11%	193%
17.85	21.10%	928.0	1.21%	(0.02)%	1.22%	(0.03)%	96%
14.74	5.59%	808.8	1.24%	(0.30)%	1.25%	(0.31)%	46%
13.96	29.98%	789.9	1.26%	(0.36)%	1.27%	(0.37)%	123%

7.37	(42.10)%	3.0	2.39%	(0.79)%	2.62%	(1.02)%	242%
15.26	14.31%	11.9	2.28%	(0.29)%	2.29%	(0.30)%	188%
16.39	14.15%	18.6	2.24%	(0.93)%	2.25%	(0.94)%	193%
16.08	19.82%	24.0	2.28%	(1.10)%	2.29%	(1.12)%	96%
13.42	5.01%	27.0	2.35%	(1.41)%	2.36%	(1.42)%	46%
12.78	28.44%	26.8	2.44%	(1.55)%	2.45%	(1.56)%	123%

9.74	(41.07)%	217.4	0.71%	0.79%	0.71%	0.78%	242%
19.14	16.09%	172.1	0.70%	1.08%	0.71%	1.07%	188%
19.60	15.90%	116.4	0.70%	0.57%	0.71%	0.56%	193%
18.63	21.76%	50.7	0.70%	0.51%	0.71%	0.49%	96%
15.30	5.81%	29.8	0.71%	0.23%	0.72%	0.22%	46%
14.46	30.74%	28.4	0.70%	0.20%	0.71%	0.19%	123%

8.89	(36.58)%	33.1	0.66%	1.05%	1.07%	0.64%	25%
15.90	15.97%	61.0	0.90%	0.77%	0.99%	0.68%	16%
14.47	12.37%	61.6	0.90%	0.57%	1.00%	0.46%	12%
13.77	16.80%	62.5	0.90%	0.62%	1.07%	0.45%	23%
11.86	3.33%	49.2	0.92%	(0.10)%	1.23%	(0.41)%	8%
11.48	32.72%	38.5	1.12%	0.09%	1.24%	(0.03)%	30%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
PARTNER WORLDWIDE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2008 (c)	$10.00	$0.15	$(4.06)	$(3.91)	$—	$—	$—
Institutional Class Shares
Year Ended 10/31/2008 (c)	10.00	0.17	(4.07)	(3.90)	—	—	—
PARTNER INTERNATIONAL STOCK FUND
Class A Shares
Year Ended 10/31/2008	15.90	0.20	(7.00)	(6.80)	(0.24)	(1.36)	(1.60)
Year Ended 10/31/2007	12.94	0.24	2.86	3.10	(0.14)	—	(0.14)
Year Ended 10/31/2006	10.57	0.14	2.34	2.48	(0.11)	—	(0.11)
Year Ended 10/31/2005	9.10	0.11	1.36	1.47	—	—	—
Year Ended 10/31/2004	8.19	0.02	0.93	0.95	(0.04)	—	(0.04)
Class B Shares
Year Ended 10/31/2008	15.26	0.05	(6.74)	(6.69)	(0.04)	(1.36)	(1.40)
Year Ended 10/31/2007	12.43	0.04	2.79	2.83	—	—	—
Year Ended 10/31/2006	10.16	(0.01)	2.28	2.27	—	—	—
Year Ended 10/31/2005	8.86	(0.02)	1.32	1.30	—	—	—
Year Ended 10/31/2004	8.00	(0.11)	0.97	0.86	—	—	—
Institutional Class Shares
Year Ended 10/31/2008	16.21	0.27	(7.13)	(6.86)	(0.32)	(1.36)	(1.68)
Year Ended 10/31/2007	13.19	0.34	2.90	3.24	(0.22)	—	(0.22)
Year Ended 10/31/2006	10.77	0.20	2.40	2.60	(0.18)	—	(0.18)
Year Ended 10/31/2005	9.23	0.07	1.48	1.55	(0.01)	—	(0.01)
Year Ended 10/31/2004	8.31	(0.02)	1.07	1.05	(0.13)	—	(0.13)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	Since fund inception, February 29, 2008.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$6.09	(39.10)%	$15.9	1.30%	2.46%	1.66%	2.10%	47%

6.10	(39.00)%	47.0	0.96%	2.80%	1.28%	2.48%	47%

7.50	(47.01)%	173.5	1.28%	1.74%	1.29%	1.74%	73%
15.90	24.13%	382.1	1.27%	1.61%	1.28%	1.60%	111%
12.94	23.63%	337.5	1.33%	1.08%	1.34%	1.07%	50%
10.57	16.18%	304.8	1.44%	1.10%	1.45%	1.09%	43%
9.10	11.65%	243.7	1.70%	0.33%	1.70%	0.33%	126%

7.17	(47.76)%	2.6	2.59%	0.33%	2.59%	0.32%	73%
15.26	22.77%	10.8	2.39%	0.36%	2.39%	0.36%	111%
12.43	22.34%	14.4	2.42%	(0.03)%	2.43%	(0.03)%	50%
10.16	14.67%	16.1	2.62%	(0.13)%	2.63%	(0.14)%	43%
8.86	10.72%	19.5	2.79%	(0.76)%	2.79%	(0.76)%	126%

7.67	(46.66)%	214.2	0.69%	2.42%	0.70%	2.41%	73%
16.21	24.84%	330.6	0.70%	2.33%	0.70%	2.33%	111%
13.19	24.40%	204.2	0.71%	1.74%	0.72%	1.73%	50%
10.77	16.82%	61.1	0.76%	1.48%	0.77%	1.47%	43%
9.23	12.69%	13.1	1.08%	0.95%	1.18%	0.85%	126%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
LARGE CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2008	$6.52	$—	$(2.40)	$(2.40)	$—	$(0.43)	$(0.43)
Year Ended 10/31/2007	5.31	0.01	1.20	1.21	—	—	—
Year Ended 10/31/2006	4.90	0.01	0.40	0.41	—	—	—
Year Ended 10/31/2005	4.45	0.02	0.43	0.45	—	—	—
Year Ended 10/31/2004	4.30	0.06	0.11	0.17	(0.02)	—	(0.02)
Class B Shares
Year Ended 10/31/2008	6.06	(0.24)	(2.01)	(2.25)	—	(0.43)	(0.43)
Year Ended 10/31/2007	4.97	(0.11)	1.20	1.09	—	—	—
Year Ended 10/31/2006	4.64	(0.06)	0.39	0.33	—	—	—
Year Ended 10/31/2005	4.25	(0.04)	0.43	0.39	—	—	—
Year Ended 10/31/2004	4.13	—	0.12	0.12	—	—	—
Institutional Class Shares
Year Ended 10/31/2008	6.93	0.02	(2.55)	(2.53)	(0.03)	(0.43)	(0.46)
Year Ended 10/31/2007	5.65	0.03	1.29	1.32	(0.04)	—	(0.04)
Year Ended 10/31/2006	5.20	0.04	0.44	0.48	(0.03)	—	(0.03)
Year Ended 10/31/2005	4.69	0.02	0.50	0.52	(0.01)	—	(0.01)
Year Ended 10/31/2004	4.51	0.08	0.13	0.21	(0.03)	—	(0.03)
LARGE CAP VALUE FUND
Class A Shares
Year Ended 10/31/2008	17.92	0.27	(6.09)	(5.82)	(0.19)	(0.81)	(1.00)
Year Ended 10/31/2007	16.85	0.22	1.97	2.19	(0.17)	(0.95)	(1.12)
Year Ended 10/31/2006	14.49	0.21	2.53	2.74	(0.17)	(0.21)	(0.38)
Year Ended 10/31/2005	13.15	0.17	1.23	1.40	(0.06)	—	(0.06)
Year Ended 10/31/2004	11.79	0.20	1.34	1.54	(0.18)	—	(0.18)
Class B Shares
Year Ended 10/31/2008	17.59	0.27	(6.18)	(5.91)	—	(0.81)	(0.81)
Year Ended 10/31/2007	16.57	0.07	1.90	1.97	—	(0.95)	(0.95)
Year Ended 10/31/2006	14.25	0.04	2.49	2.53	—	(0.21)	(0.21)
Year Ended 10/31/2005	13.03	—	1.22	1.22	—	—	—
Year Ended 10/31/2004	11.66	(0.02)	1.43	1.41	(0.04)	—	(0.04)
Institutional Class Shares
Year Ended 10/31/2008	18.07	0.30	(6.10)	(5.80)	(0.27)	(0.81)	(1.08)
Year Ended 10/31/2007	16.98	0.28	2.01	2.29	(0.25)	(0.95)	(1.20)
Year Ended 10/31/2006	14.60	0.25	2.59	2.84	(0.25)	(0.21)	(0.46)
Year Ended 10/31/2005	13.20	0.17	1.32	1.49	(0.09)	—	(0.09)
Year Ended 10/31/2004	11.92	0.34	1.28	1.62	(0.34)	—	(0.34)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$3.69	(39.08)%	$89.0	1.17%	(0.01)%	1.48%	(0.32)%	188%
6.52	22.86%	157.3	1.01%	0.09%	1.48%	(0.39)%	168%
5.31	8.46%	134.0	0.76%	0.26%	1.57%	(0.55)%	138%
4.90	10.16%	130.9	0.87%	0.37%	1.68%	(0.44)%	106%
4.45	3.90%	83.6	0.51%	0.35%	1.68%	(0.82)%	100%

3.38	(39.63)%	2.7	2.02%	(0.84)%	2.83%	(1.65)%	188%
6.06	21.93%	8.9	1.83%	(0.72)%	2.64%	(1.53)%	168%
4.97	7.11%	12.1	1.87%	(0.84)%	2.67%	(1.65)%	138%
4.64	9.18%	15.8	2.05%	(0.69)%	2.86%	(1.50)%	106%
4.25	2.84%	17.7	1.39%	(0.53)%	2.60%	(1.74)%	100%

3.94	(38.86)%	216.4	0.80%	0.36%	0.81%	0.35%	188%
6.93	23.45%	418.3	0.60%	0.48%	0.81%	0.26%	168%
5.65	9.21%	204.8	0.03%	0.97%	0.84%	0.16%	138%
5.20	11.01%	31.3	0.07%	1.21%	0.89%	0.39%	106%
4.69	4.65%	8.9	(0.26)%	1.12%	0.90%	(0.04)%	100%

11.10	(34.17)%	187.4	1.01%	1.71%	1.02%	1.71%	49%
17.92	13.63%	336.9	0.98%	1.28%	0.99%	1.27%	37%
16.85	19.32%	332.1	1.00%	1.28%	1.02%	1.26%	45%
14.49	10.64%	321.2	1.03%	1.15%	1.04%	1.14%	53%
13.15	13.12%	290.0	0.88%	1.05%	1.09%	0.84%	51%

10.87	(35.01)%	2.8	2.21%	0.53%	2.31%	0.43%	49%
17.59	12.37%	9.8	2.11%	0.17%	2.12%	0.16%	37%
16.57	17.96%	14.5	2.12%	0.17%	2.14%	0.15%	45%
14.25	9.36%	16.9	2.21%	0.00%	2.23%	(0.02)%	53%
13.03	12.10%	19.3	1.70%	0.22%	2.23%	(0.31)%	51%

11.19	(33.88)%	268.9	0.50%	2.21%	0.50%	2.21%	49%
18.07	14.19%	312.9	0.50%	1.73%	0.51%	1.72%	37%
16.98	19.92%	163.9	0.50%	1.72%	0.52%	1.70%	45%
14.60	11.29%	48.1	0.51%	1.60%	0.53%	1.59%	53%
13.20	13.71%	19.8	0.33%	1.59%	0.61%	1.31%	51%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
LARGE CAP STOCK FUND
Class A Shares
Year Ended 10/31/2008	$31.33	$0.24	$(10.28)	$(10.04)	$(0.23)	$(3.39)	$(3.62)
Year Ended 10/31/2007	28.61	0.33	3.87	4.20	(0.27)	(1.21)	(1.48)
Year Ended 10/31/2006	25.93	0.25	2.88	3.13	(0.17)	(0.28)	(0.45)
Year Ended 10/31/2005	23.93	0.24	1.91	2.15	(0.15)	—	(0.15)
Period Ended 10/31/2004 (c)	29.15	0.04	0.21	0.25	(0.03)	(5.44)	(5.47)
Year Ended 4/30/2004	25.39	0.11	3.75	3.86	(0.10)	—	(0.10)
Class B Shares
Year Ended 10/31/2008	28.81	0.17	(9.53)	(9.36)	—	(3.39)	(3.39)
Year Ended 10/31/2007	26.40	0.12	3.50	3.62	—	(1.21)	(1.21)
Year Ended 10/31/2006	24.00	0.01	2.67	2.68	—	(0.28)	(0.28)
Year Ended 10/31/2005	22.21	0.03	1.76	1.79	—	—	—
Period Ended 10/31/2004 (c)	27.55	(0.08)	0.18	0.10	—	(5.44)	(5.44)
Year Ended 4/30/2004	24.19	(0.23)	3.59	3.36	—	—	—
Institutional Class Shares
Year Ended 10/31/2008	31.59	0.35	(10.35)	(10.00)	(0.36)	(3.39)	(3.75)
Year Ended 10/31/2007	28.84	0.42	3.93	4.35	(0.39)	(1.21)	(1.60)
Year Ended 10/31/2006	26.13	0.33	2.95	3.28	(0.29)	(0.28)	(0.57)
Year Ended 10/31/2005	24.06	0.33	1.95	2.28	(0.21)	—	(0.21)
Period Ended 10/31/2004 (c)	29.24	0.07	0.24	0.31	(0.05)	(5.44)	(5.49)
Year Ended 4/30/2004	25.46	0.23	3.77	4.00	(0.22)	—	(0.22)
LARGE CAP INDEX FUND
Class A Shares
Year Ended 10/31/2008	10.70	0.16	(4.00)	(3.84)	(0.15)	—	(0.15)
Year Ended 10/31/2007	9.52	0.15	1.16	1.31	(0.13)	—	(0.13)
Year Ended 10/31/2006	8.35	0.13	1.16	1.29	(0.11)	(0.01)	(0.12)
Year Ended 10/31/2005	7.78	0.12	0.53	0.65	(0.08)	—	(0.08)
Period Ended 10/31/2004 (c)	7.61	0.04	0.16	0.20	(0.03)	—	(0.03)
Year Ended 4/30/2004	6.30	0.08	1.31	1.39	(0.08)	—	(0.08)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	For the period from May 1, 2004 to October 31, 2004.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$17.67	(35.72)%	$1,658.8	1.03%	1.03%	1.04%	1.03%	93%
31.33	15.29%	3,029.0	1.00%	1.09%	1.00%	1.09%	103%
28.61	12.18%	3,107.2	1.00%	0.88%	1.00%	0.88%	67%
25.93	9.00%	3,332.0	1.00%	0.93%	1.01%	0.92%	46%
23.93	1.27%	3,435.1	1.02%	0.41%	1.02%	0.41%	43%
29.15	15.23%	2,807.4	1.01%	0.37%	1.01%	0.37%	22%

16.06	(36.29)%	13.0	1.89%	0.19%	2.57%	(0.49)%	93%
28.81	14.23%	45.4	1.89%	0.27%	2.26%	(0.10)%	103%
26.40	11.23%	69.0	1.89%	0.01%	2.21%	(0.31)%	67%
24.00	8.06%	91.9	1.89%	0.11%	2.22%	(0.22)%	46%
22.21	0.72%	122.9	2.00%	(0.57)%	2.23%	(0.80)%	43%
27.55	13.89%	75.3	2.17%	(0.79)%	2.17%	(0.79)%	22%

17.84	(35.42)%	164.2	0.57%	1.49%	0.57%	1.48%	93%
31.59	15.78%	369.3	0.56%	1.46%	0.56%	1.46%	103%
28.84	12.72%	245.7	0.56%	1.31%	0.56%	1.31%	67%
26.13	9.47%	146.0	0.55%	1.33%	0.56%	1.33%	46%
24.06	1.50%	112.3	0.57%	0.65%	0.57%	0.65%	43%
29.24	15.76%	84.9	0.57%	0.82%	0.57%	0.82%	22%

6.71	(36.36)%	51.3	0.60%	1.66%	0.93%	1.33%	9%
10.70	13.90%	93.6	0.60%	1.38%	0.88%	1.10%	5%
9.52	15.56%	92.3	0.60%	1.37%	0.91%	1.05%	7%
8.35	8.33%	94.3	0.60%	1.49%	0.94%	1.15%	9%
7.78	2.62%	76.3	0.57%	0.64%	1.08%	0.13%	5%
7.61	22.09%	51.2	0.41%	1.28%	1.17%	0.52%	6%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
BALANCED FUND
Class A Shares
Year Ended 10/31/2008	$13.64	$0.23	$(3.89)	$(3.66)	$(0.23)	$(0.84)	$(1.07)
Year Ended 10/31/2007	12.95	0.24	1.29	1.53	(0.22)	(0.62)	(0.84)
Year Ended 10/31/2006	12.18	0.21	1.09	1.30	(0.21)	(0.32)	(0.53)
Year Ended 10/31/2005	11.81	0.20	0.57	0.77	(0.22)	(0.18)	(0.40)
Period Ended 10/31/2004 (c)	11.65	0.09	0.17	0.26	(0.10)	—	(0.10)
Year Ended 4/30/2004	10.75	0.17	0.92	1.09	(0.19)	—	(0.19)
Class B Shares
Year Ended 10/31/2008	13.58	0.20	(3.96)	(3.76)	(0.10)	(0.84)	(0.94)
Year Ended 10/31/2007	12.89	0.14	1.26	1.40	(0.09)	(0.62)	(0.71)
Year Ended 10/31/2006	12.13	0.10	1.07	1.17	(0.09)	(0.32)	(0.41)
Year Ended 10/31/2005	11.76	0.09	0.56	0.65	(0.10)	(0.18)	(0.28)
Period Ended 10/31/2004 (c)	11.60	0.03	0.17	0.20	(0.04)	—	(0.04)
Year Ended 4/30/2004	10.70	0.06	0.92	0.98	(0.08)	—	(0.08)
Institutional Class Shares
Year Ended 10/31/2008	13.63	0.28	(3.88)	(3.60)	(0.29)	(0.84)	(1.13)
Year Ended 10/31/2007	12.93	0.30	1.30	1.60	(0.28)	(0.62)	(0.90)
Year Ended 10/31/2006	12.17	0.27	1.08	1.35	(0.27)	(0.32)	(0.59)
Year Ended 10/31/2005	11.80	0.26	0.56	0.82	(0.27)	(0.18)	(0.45)
Period Ended 10/31/2004 (c)	11.64	0.12	0.17	0.29	(0.13)	—	(0.13)
Year Ended 4/30/2004	10.74	0.22	0.93	1.15	(0.25)	—	(0.25)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	For the period from May 1, 2004 to October 31, 2004.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$8.91	(28.76)%	$143.0	1.09%	1.96%	1.11%	1.94%	176%
13.64	12.39%	237.0	1.07%	1.83%	1.09%	1.81%	176%
12.95	10.97%	251.6	1.07%	1.67%	1.09%	1.65%	215%
12.18	6.56%	276.1	1.07%	1.62%	1.09%	1.60%	231%
11.81	2.21%	278.5	1.07%	1.49%	1.08%	1.48%	114%
11.65	10.22%	278.0	1.06%	1.48%	1.07%	1.47%	194%

8.88	(29.47)%	2.6	2.06%	0.99%	2.20%	0.84%	176%
13.58	11.31%	7.6	2.06%	0.86%	2.10%	0.82%	176%
12.89	9.83%	10.0	2.04%	0.71%	2.05%	0.70%	215%
12.13	5.54%	13.3	2.02%	0.72%	2.04%	0.70%	231%
11.76	1.71%	17.6	2.03%	0.53%	2.04%	0.52%	114%
11.60	9.22%	18.6	2.02%	0.52%	2.03%	0.51%	194%

8.90	(28.43)%	50.7	0.61%	2.44%	0.63%	2.41%	176%
13.63	13.00%	83.8	0.61%	2.29%	0.63%	2.27%	176%
12.93	11.41%	86.3	0.61%	2.13%	0.63%	2.12%	215%
12.17	7.07%	98.4	0.59%	2.11%	0.62%	2.09%	231%
11.80	2.47%	108.5	0.60%	1.97%	0.61%	1.96%	114%
11.64	10.75%	111.2	0.59%	1.96%	0.60%	1.95%	194%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
HIGH YIELD FUND
Class A Shares
Year Ended 10/31/2008	$5.03	$0.36	$(1.43)	$(1.07)	$(0.37)	$—	$(0.37)
Year Ended 10/31/2007	5.08	0.38	(0.05)	0.33	(0.38)	—	(0.38)
Year Ended 10/31/2006	5.03	0.38	0.05	0.43	(0.38)	—	(0.38)
Year Ended 10/31/2005	5.24	0.38	(0.20)	0.18	(0.39)	—	(0.39)
Year Ended 10/31/2004	5.07	0.40	0.16	0.56	(0.39)	—	(0.39)
Class B Shares
Year Ended 10/31/2008	5.03	0.32	(1.43)	(1.11)	(0.33)	—	(0.33)
Year Ended 10/31/2007	5.08	0.34	(0.05)	0.29	(0.34)	—	(0.34)
Year Ended 10/31/2006	5.02	0.34	0.06	0.40	(0.34)	—	(0.34)
Year Ended 10/31/2005	5.24	0.34	(0.21)	0.13	(0.35)	—	(0.35)
Year Ended 10/31/2004	5.07	0.36	0.16	0.52	(0.35)	—	(0.35)
Institutional Class Shares
Year Ended 10/31/2008	5.04	0.38	(1.44)	(1.06)	(0.39)	—	(0.39)
Year Ended 10/31/2007	5.09	0.40	(0.04)	0.36	(0.41)	—	(0.41)
Year Ended 10/31/2006	5.03	0.41	0.06	0.47	(0.41)	—	(0.41)
Year Ended 10/31/2005	5.24	0.41	(0.21)	0.20	(0.41)	—	(0.41)
Year Ended 10/31/2004	5.07	0.42	0.16	0.58	(0.41)	—	(0.41)
MUNICIPAL BOND FUND
Class A Shares
Year Ended 10/31/2008	11.16	0.48	(0.79)	(0.31)	(0.48)	—	(0.48)
Year Ended 10/31/2007	11.39	0.49	(0.23)	0.26	(0.49)	—	(0.49)
Year Ended 10/31/2006	11.31	0.50	0.08	0.58	(0.50)	—	(0.50)
Year Ended 10/31/2005	11.56	0.50	(0.25)	0.25	(0.50)	—	(0.50)
Year Ended 10/31/2004	11.53	0.50	0.12	0.62	(0.53)	(0.06)	(0.59)
Class B Shares
Year Ended 10/31/2008	11.16	0.40	(0.80)	(0.40)	(0.40)	—	(0.40)
Year Ended 10/31/2007	11.38	0.42	(0.22)	0.20	(0.42)	—	(0.42)
Year Ended 10/31/2006	11.30	0.43	0.07	0.50	(0.42)	—	(0.42)
Year Ended 10/31/2005	11.55	0.42	(0.25)	0.17	(0.42)	—	(0.42)
Year Ended 10/31/2004	11.52	0.44	0.09	0.53	(0.44)	(0.06)	(0.50)
Institutional Class Shares
Year Ended 10/31/2008	11.16	0.51	(0.80)	(0.29)	(0.51)	—	(0.51)
Year Ended 10/31/2007	11.39	0.53	(0.23)	0.30	(0.53)	—	(0.53)
Year Ended 10/31/2006	11.31	0.54	0.08	0.62	(0.54)	—	(0.54)
Year Ended 10/31/2005	11.55	0.53	(0.24)	0.29	(0.53)	—	(0.53)
Year Ended 10/31/2004	11.53	0.53	0.11	0.64	(0.56)	(0.06)	(0.62)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$3.59	(22.70)%	$318.8	0.87%	7.81%	0.88%	7.79%	51%
5.03	6.72%	486.2	0.86%	7.50%	0.87%	7.49%	72%
5.08	8.96%	533.7	0.88%	7.62%	0.89%	7.60%	63%
5.03	3.54%	563.0	0.87%	7.45%	0.88%	7.43%	54%
5.24	11.53%	603.1	0.89%	7.80%	0.89%	7.80%	73%

3.59	(23.37)%	3.4	1.73%	6.87%	2.02%	6.58%	51%
5.03	5.79%	9.9	1.73%	6.62%	1.92%	6.42%	72%
5.08	8.25%	16.5	1.73%	6.75%	1.92%	6.57%	63%
5.02	2.45%	23.4	1.73%	6.57%	1.91%	6.39%	54%
5.24	10.66%	33.1	1.70%	7.00%	1.74%	6.96%	73%

3.59	(22.52)%	129.4	0.44%	8.31%	0.45%	8.30%	51%
5.04	7.16%	62.1	0.44%	7.92%	0.46%	7.90%	72%
5.09	9.63%	82.3	0.45%	8.07%	0.46%	8.06%	63%
5.03	3.97%	15.2	0.46%	7.88%	0.47%	7.87%	54%
5.24	11.98%	10.1	0.49%	8.21%	0.60%	8.10%	73%

10.37	(2.92)%	1,104.8	0.78%	4.36%	0.78%	4.36%	9%
11.16	2.39%	1,145.8	0.78%	4.40%	0.78%	4.40%	7%
11.39	5.28%	1,201.2	0.78%	4.46%	0.78%	4.46%	14%
11.31	2.17%	1,242.4	0.78%	4.31%	0.78%	4.31%	8%
11.56	5.47%	1,264.1	0.73%	4.53%	0.73%	4.53%	12%

10.36	(3.69)%	3.8	1.47%	3.64%	1.64%	3.46%	9%
11.16	1.77%	12.4	1.47%	3.70%	1.61%	3.56%	7%
11.38	4.56%	21.7	1.47%	3.77%	1.60%	3.64%	14%
11.30	1.46%	28.9	1.47%	3.61%	1.60%	3.48%	8%
11.55	4.72%	34.0	1.46%	3.81%	1.51%	3.76%	12%

10.36	(2.71)%	35.1	0.47%	4.69%	0.47%	4.69%	9%
11.16	2.68%	17.4	0.49%	4.70%	0.49%	4.70%	7%
11.39	5.59%	12.2	0.49%	4.75%	0.49%	4.75%	14%
11.31	2.56%	8.4	0.48%	4.64%	0.48%	4.64%	8%
11.55	5.70%	5.1	0.44%	4.83%	0.52%	4.75%	12%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
INCOME FUND
Class A Shares
Year Ended 10/31/2008	$8.50	$0.42	$(1.57)	$(1.15)	$(0.43)	$—	$(0.43)
Year Ended 10/31/2007	8.59	0.43	(0.10)	0.33	(0.42)	—	(0.42)
Year Ended 10/31/2006	8.56	0.41	0.03	0.44	(0.41)	—	(0.41)
Year Ended 10/31/2005	8.86	0.37	(0.30)	0.07	(0.37)	—	(0.37)
Year Ended 10/31/2004	8.73	0.35	0.13	0.48	(0.35)	—	(0.35)
Class B Shares
Year Ended 10/31/2008	8.48	0.36	(1.58)	(1.22)	(0.36)	—	(0.36)
Year Ended 10/31/2007	8.57	0.37	(0.11)	0.26	(0.35)	—	(0.35)
Year Ended 10/31/2006	8.54	0.34	0.03	0.37	(0.34)	—	(0.34)
Year Ended 10/31/2005	8.84	0.30	(0.30)	—	(0.30)	—	(0.30)
Year Ended 10/31/2004	8.71	0.29	0.12	0.41	(0.28)	—	(0.28)
Institutional Class Shares
Year Ended 10/31/2008	8.49	0.45	(1.57)	(1.12)	(0.46)	—	(0.46)
Year Ended 10/31/2007	8.58	0.47	(0.11)	0.36	(0.45)	—	(0.45)
Year Ended 10/31/2006	8.55	0.44	0.03	0.47	(0.44)	—	(0.44)
Year Ended 10/31/2005	8.85	0.40	(0.29)	0.11	(0.41)	—	(0.41)
Year Ended 10/31/2004	8.75	0.39	0.10	0.49	(0.39)	—	(0.39)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$6.92	(14.19)%	$326.2	0.80%	5.16%	0.81%	5.15%	160%
8.50	3.90%	433.0	0.80%	5.06%	0.81%	5.05%	236%
8.59	5.25%	470.5	0.81%	4.78%	0.82%	4.76%	303%
8.56	0.82%	532.3	0.80%	4.22%	0.81%	4.20%	245%
8.86	5.64%	575.2	0.82%	4.04%	0.82%	4.04%	203%

6.90	(14.95)%	2.4	1.63%	4.28%	2.14%	3.77%	160%
8.48	3.03%	6.5	1.63%	4.21%	2.02%	3.81%	236%
8.57	4.39%	12.6	1.63%	3.93%	1.96%	3.60%	303%
8.54	(0.02)%	19.2	1.63%	3.38%	1.94%	3.07%	245%
8.84	4.83%	25.4	1.60%	3.25%	1.68%	3.17%	203%

6.91	(13.85)%	318.5	0.39%	5.58%	0.40%	5.57%	160%
8.49	4.32%	368.9	0.39%	5.51%	0.40%	5.50%	236%
8.58	5.68%	167.0	0.40%	5.30%	0.41%	5.29%	303%
8.55	1.22%	46.7	0.40%	4.64%	0.41%	4.62%	245%
8.85	5.94%	29.0	0.43%	4.43%	0.54%	4.32%	203%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
CORE BOND FUND
Class A Shares
Year Ended 10/31/2008	$9.77	$0.45	$(1.40)	$(0.95)	$(0.46)	$—	$(0.46)
Year Ended 10/31/2007	9.90	0.46	(0.15)	0.31	(0.44)	—	(0.44)
Year Ended 10/31/2006	9.89	0.44	0.02	0.46	(0.45)	—	(0.45)
Year Ended 10/31/2005	10.27	0.39	(0.36)	0.03	(0.41)	—	(0.41)
Period Ended 10/31/2004 (c)	10.14	0.20	0.16	0.36	(0.22)	(0.01)	(0.23)
Year Ended 4/30/2004	10.31	0.40	(0.12)	0.28	(0.45)	—	(0.45)
Class B Shares
Year Ended 10/31/2008	9.78	0.36	(1.43)	(1.07)	(0.35)	—	(0.35)
Year Ended 10/31/2007	9.91	0.36	(0.15)	0.21	(0.34)	—	(0.34)
Year Ended 10/31/2006	9.90	0.34	0.02	0.36	(0.35)	—	(0.35)
Year Ended 10/31/2005	10.27	0.29	(0.35)	(0.06)	(0.31)	—	(0.31)
Period Ended 10/31/2004 (c)	10.15	0.15	0.15	0.30	(0.17)	(0.01)	(0.18)
Year Ended 4/30/2004	10.32	0.30	(0.12)	0.18	(0.35)	—	(0.35)
Institutional Class Shares
Year Ended 10/31/2008	9.78	0.48	(1.41)	(0.93)	(0.49)	—	(0.49)
Year Ended 10/31/2007	9.91	0.49	(0.13)	0.36	(0.49)	—	(0.49)
Year Ended 10/31/2006	9.90	0.48	0.02	0.50	(0.49)	—	(0.49)
Year Ended 10/31/2005	10.27	0.43	(0.34)	0.09	(0.46)	—	(0.46)
Period Ended 10/31/2004 (c)	10.15	0.22	0.15	0.37	(0.24)	(0.01)	(0.25)
Year Ended 4/30/2004	10.31	0.44	(0.11)	0.33	(0.49)	—	(0.49)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	For the period from May 1, 2004 to October 31, 2004.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$8.36	(10.13)%	$223.5	0.83%	4.77%	0.95%	4.65%	344%
9.77	3.24%	295.1	0.93%	4.62%	0.95%	4.60%	381%
9.90	4.75%	343.1	0.93%	4.44%	0.95%	4.42%	394%
9.89	0.31%	421.2	0.91%	3.84%	0.94%	3.82%	368%
10.27	3.58%	457.1	0.92%	3.84%	0.93%	3.83%	167%
10.14	2.74%	460.5	0.88%	3.86%	0.89%	3.85%	463%

8.36	(11.23)%	1.5	1.95%	3.64%	2.10%	3.50%	344%
9.78	2.19%	4.5	1.95%	3.60%	1.99%	3.56%	381%
9.91	3.71%	8.1	1.94%	3.43%	1.96%	3.41%	394%
9.90	(0.58)%	10.8	1.91%	2.86%	1.93%	2.84%	368%
10.27	2.97%	13.3	1.91%	2.84%	1.92%	2.83%	167%
10.15	1.75%	13.4	1.86%	2.89%	1.87%	2.88%	463%

8.36	(9.92)%	65.0	0.50%	5.12%	0.52%	5.10%	344%
9.78	3.68%	83.8	0.51%	5.00%	0.53%	4.98%	381%
9.91	5.20%	49.0	0.51%	4.86%	0.53%	4.85%	394%
9.90	0.84%	52.9	0.49%	4.17%	0.51%	4.15%	368%
10.27	3.69%	36.3	0.50%	4.25%	0.51%	4.24%	167%
10.15	3.25%	34.5	0.49%	4.26%	0.50%	4.25%	463%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
LIMITED MATURITY BOND FUND
Class A Shares
Year Ended 10/31/2008	$12.53	$0.52	$(1.13)	$(0.61)	$(0.52)	$—	$(0.52)
Year Ended 10/31/2007	12.58	0.57	(0.06)	0.51	(0.56)	—	(0.56)
Year Ended 10/31/2006	12.58	0.50	—	0.50	(0.50)	—	(0.50)
Year Ended 10/31/2005	12.91	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)
Year Ended 10/31/2004	13.06	0.35	(0.03)	0.32	(0.35)	(0.12)	(0.47)
Class B Shares
Year Ended 10/31/2008	12.54	0.49	(1.12)	(0.63)	(0.50)	—	(0.50)
Year Ended 10/31/2007	12.59	0.55	(0.06)	0.49	(0.54)	—	(0.54)
Year Ended 10/31/2006	12.59	0.50	—	0.50	(0.50)	—	(0.50)
Year Ended 10/31/2005	12.92	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)
Year Ended 10/31/2004	13.06	0.33	(0.02)	0.31	(0.33)	(0.12)	(0.45)
Institutional Class Shares
Year Ended 10/31/2008	12.53	0.56	(1.13)	(0.57)	(0.56)	—	(0.56)
Year Ended 10/31/2007	12.58	0.61	(0.06)	0.55	(0.60)	—	(0.60)
Year Ended 10/31/2006	12.58	0.56	—	0.56	(0.56)	—	(0.56)
Year Ended 10/31/2005	12.91	0.47	(0.30)	0.17	(0.47)	(0.03)	(0.50)
Year Ended 10/31/2004	13.05	0.39	(0.02)	0.37	(0.39)	(0.12)	(0.51)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$11.40	(5.03)%	$90.5	0.68%	4.22%	0.70%	4.20%	113%
12.53	4.10%	112.0	0.73%	4.52%	0.74%	4.50%	130%
12.58	4.07%	114.8	0.85%	3.99%	0.86%	3.98%	145%
12.58	0.89%	131.3	0.86%	3.25%	0.88%	3.24%	295%
12.91	2.52%	119.4	0.75%	2.71%	0.89%	2.57%	230%

11.41	(5.20)%	1.5	0.86%	4.04%	0.87%	4.03%	113%
12.54	3.93%	1.8	0.89%	4.35%	0.91%	4.33%	130%
12.59	4.02%	1.9	0.89%	3.96%	0.94%	3.91%	145%
12.59	0.87%	2.0	0.89%	3.21%	0.93%	3.17%	295%
12.92	2.45%	2.1	0.88%	2.59%	0.88%	2.59%	230%

11.40	(4.71)%	376.9	0.35%	4.56%	0.36%	4.54%	113%
12.53	4.47%	303.7	0.36%	4.91%	0.38%	4.89%	130%
12.58	4.55%	148.3	0.38%	4.58%	0.39%	4.57%	145%
12.58	1.36%	37.4	0.41%	3.78%	0.42%	3.77%	295%
12.91	2.90%	9.8	0.45%	3.01%	0.57%	2.89%	230%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations						Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss) on Investments(a)		Total from Investment Operations		Net Investment Income	Net Realized Gain on Investments	Total Distributions
MONEY MARKET FUND
Class A Shares
Year Ended 10/31/2008	$1.00	$0.03		$—		$0.03		$(0.03)	$—	$(0.03)
Year Ended 10/31/2007	1.00	0.05		—		0.05		(0.05)	—	(0.05)
Year Ended 10/31/2006	1.00	0.04		—		0.04		(0.04)	—	(0.04)
Year Ended 10/31/2005	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Period Ended 10/31/2004 (c)	1.00	0.00	^	0.00	^	0.00	^	0.00 ^	—	0.00 ^
Year Ended 4/30/2004	1.00	0.00	^	—		0.00	^	0.00 ^	—	0.00 ^
Class B Shares
Year Ended 10/31/2008	1.00	0.03		—		0.03		(0.03)	—	(0.03)
Year Ended 10/31/2007	1.00	0.04		—		0.04		(0.04)	—	(0.04)
Year Ended 10/31/2006	1.00	0.04		—		0.04		(0.04)	—	(0.04)
Year Ended 10/31/2005	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Period Ended 10/31/2004 (c)	1.00	0.00	^	—		0.00	^	0.00 ^	—	0.00 ^
Year Ended 4/30/2004	1.00	0.00	^	—		0.00	^	0.00 ^	—	0.00 ^
Institutional Class Shares
Year Ended 10/31/2008	1.00	0.03		—		0.03		(0.03)	—	(0.03)
Year Ended 10/31/2007	1.00	0.05		—		0.05		(0.05)	—	(0.05)
Year Ended 10/31/2006	1.00	0.04		—		0.04		(0.04)	—	(0.04)
Year Ended 10/31/2005	1.00	0.03		—		0.03		(0.03)	—	(0.03)
Period Ended 10/31/2004 (c)	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended 4/30/2004	1.00	0.01		—		0.01		(0.01)	—	(0.01)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)	For the period from May 1, 2004 to October 31, 2004.

*	All per share amounts have been rounded to the nearest cent.

^	Amount represents less than $.01 per share.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights - continued

	RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$1.00	3.21%	$1,306.0	0.54%	3.14%	0.74%	2.94%	N/A
1.00	4.92%	1,183.9	0.58%	4.83%	0.78%	4.63%	N/A
1.00	4.26%	864.3	0.71%	4.22%	0.89%	4.04%	N/A
1.00	2.12%	661.3	0.84%	2.08%	0.94%	1.98%	N/A
1.00	0.26%	686.8	0.90%	0.61%	1.00%	0.51%	N/A
1.00	0.32%	262.2	0.83%	0.32%	0.93%	0.22%	N/A

1.00	2.73%	1.0	1.01%	2.82%	1.76%	2.08%	N/A
1.00	4.48%	1.5	1.01%	4.39%	1.82%	3.58%	N/A
1.00	3.94%	1.8	1.01%	3.88%	1.97%	2.92%	N/A
1.00	1.94%	1.7	1.01%	1.84%	1.93%	0.91%	N/A
1.00	0.18%	2.9	1.04%	0.47%	1.95%	(0.44)%	N/A
1.00	0.07%	1.8	1.08%	0.07%	1.84%	(0.69)%	N/A

1.00	3.41%	223.3	0.35%	3.45%	0.45%	3.36%	N/A
1.00	5.16%	425.0	0.36%	5.05%	0.46%	4.95%	N/A
1.00	4.59%	341.1	0.39%	4.51%	0.49%	4.42%	N/A
1.00	2.56%	283.1	0.40%	2.56%	0.50%	2.46%	N/A
1.00	0.47%	245.7	0.47%	1.05%	0.54%	0.98%	N/A
1.00	0.59%	114.6	0.56%	0.59%	0.56%	0.59%	N/A

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(Unaudited)

Shareholder Notification of Federal Tax Information (unaudited)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2009.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2008:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Aggressive Allocation	25%	43%
Moderately Aggressive Allocation	24%	34%
Moderate Allocation	17%	22%
Moderately Conservative Allocation	10%	13%
Partner Small Cap Growth	20%	20%
Partner Small Cap Value	50%	51%
Small Cap Index	100%	100%
Mid Cap Growth	6%	6%
Partner Mid Cap Value	36%	38%
Mid Cap Stock	24%	22%
Mid Cap Index	100%	100%
Partner International Stock	0%	100%
Large Cap Growth	15%	16%
Large Cap Value	100%	100%
Large Cap Stock	55%	57%
Large Cap Index	100%	100%
Balanced	30%	32%
High Yield	1%	1%
Income	1%	1%
Limited Maturity Bond	1%	1%

The Municipal Bond Fund designates 99.44% of the dividends declared from net investment income as exempt from federal income tax for the tax period ended October 31, 2008.

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended October 31, 2008, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long-Term Capital Gains
Aggressive Allocation	$5,854,153
Moderately Aggressive Allocation	11,819,783
Moderate Allocation	11,287,059
Moderately Conservative Allocation	2,612,434
Partner Small Cap Growth	2,966,698
Partner Small Cap Value	9,502,303
Small Cap Stock	68,131,147
Small Cap Index	4,941,997
Mid Cap Growth	25,349,717
Partner Mid Cap Value	1,524,721
Mid Cap Stock	104,997,255
Mid Cap Index	6,264,732
Partner International Stock	59,329,987
Large Cap Growth	14,227,172
Large Cap Value	29,157,758
Large Cap Stock	296,690,398
Balanced	12,582,777

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Trust. Each Trustees oversees each of the 29 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 41 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial; and

•

Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 29 series of the Trust, the 41 portfolios of Thrivent Series Fund, Inc. and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Pamela J. Moret 625 Fourth Avenue South Minneapolis, MN Age 52	President from 2004 until November 2008; Trustee from 2004 until December 2008	71	Executive Vice President, Strategic Development, Thrivent Financial since 2008; Executive Vice President, Marketing and Products, Thrivent Financial from 2002 until 2008	Director, American Public Media and affiliates; Director, Luther Seminary

Independent Trustees (3)
Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 68	Trustee since 1992	71	President, Carthage College	Director, Optique Funds, Inc., an investment company consisting of four portfolios; Director, Kenosha Hospital and Medical Center Board; Director, Prairie School Board; Director, United Health Systems Board

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Herbert F. Eggerding, Jr. 625 Fourth Avenue South Minneapolis, MN Age 71	Trustee since 2003	71	Management consultant to several privately owned companies	None

Noel K. Estenson 625 Fourth Avenue South Minneapolis, MN Age 69	Trustee since 2004	71	Retired	None

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 65	Trustee since 1987	71	Retired; previously Vice President, Public Affairs and Chief Economist, ConAgra, Inc. (agribusiness)	None

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 65	Trustee since 2004	71	Vice President and Assistant General Counsel, Boeing Company since June 2007; President, National Legal Center for the Public Interest since 2004; General Counsel U.S. Department of Housing and Urban Development from 2001 to 2004; Partner, Baker & Hostetler, from 1986 to 2001	None

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 69	Chairperson beginning in 2009; Trustee since 2004	71	Retired	None

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 62	Trustee since 2006	71	Retired; previously Chief Executive Officer of CoBank from 1994 to 2006	Director, Keystone Neighborhood Company; Director, Center for Corporate Excellence

Edward W. Smeds 625 Fourth Avenue South Minneapolis, MN Age 72	Chairman from 2004 until December 2008; Trustee from 1999 until December 2008	71	Retired	Chairman of Carthage College Board

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 58	Trustee since 2007	71	Retired; previously Director from 1983 to September 30, 2007, Executive Vice President from 2001 to 2007, AML Compliance Officer from 2003 to 2007, Chief Financial Officer from 2000 to 2005, Chief Administrative Officer from 2000 to 2005 and Treasurer from 1992 to 2005 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007, Supervisory Registered Principal from 2000 to 2007, Interim President from 2002 to 2003, Treasurer from 2000 to 2005 and Secretary from 2000 to 2005 of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007, Chief Financial Officer from 2000 to 2005 and Treasurer from 1992 to 2005 of Harbor Funds	None

Board of Trustees and Officers

Executive Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Pamela J. Moret 625 Fourth Avenue South Minneapolis, MN Age 52	President from 2002 until November 2008	Executive Vice President, Strategic Development, Thrivent Financial since 2008; Executive Vice President, Marketing and Products, Thrivent Financial from 2002 until 2008

Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 51	President since November 2008; previously, Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2004; Managing Director, Colonnade Advisors LLC from 2001 to 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 37	Secretary and Chief Legal Officer since 2006	Vice President — Asset Management, Thrivent Financial since 2006; Partner, Kirkland & Ellis LLP from April 2004 to June 2006; Associate, Skadden, Arps, Slate, Meagher & Flom LLP from 1997 to 2004

Katie S. Kloster 625 Fourth Avenue South Minneapolis, MN Age 43	Vice President Investment Company and Investment Adviser Chief Compliance Officer since 2004	Vice President and IC and IA Chief Compliance Officer, Thrivent Financial since 2004; previously Vice President and Controller of Thrivent Financial

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 41	Treasurer and Principal Financial Officer since 2005	Vice President, Mutual Fund Accounting since 2006; Head of Mutual Fund Accounting, Thrivent Financial from 2005 to 2006; Director, Fund Accounting Administration, Thrivent Financial from 2002 to 2005; Manager — Portfolio Compliance, Lutheran Brotherhood from 2001 to 2002; Manager — Fund Accounting, Minnesota Life from 2000 to 2001

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 44	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2003; Manager of Portfolio Reporting, Thrivent Financial from 2003 to 2004; Independent Consultant from 2001 to 2003

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 47	Vice President since 2006	Vice President, Products, Thrivent Financial

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 47	Vice President since 2006	Vice President, Products, Thrivent Financial

Brian W. Picard 4321 North Ballard Road Appleton, WI Age 38	Vice President Anti-Money Laundering Officer since 2006	Director of FSO Compliance Corp. BCM since 2006; Manager of Field and Securities Compliance from 2002 to 2006, Thrivent Financial

Kenneth L. Kirchner 4321 North Ballard Road Appleton, WI Age 42	Assistant Vice President since 2004	Director, Mutual Funds Operations, Thrivent Financial

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 47	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007; Insurance Practice Engagement Manager, McKinsey and Company from 1999 to 2004

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 53	Assistant Secretary since 2006	Vice President, Office of the General Counsel, Thrivent Financial since 2005; Senior Securities Counsel, Allianz Life Insurance Company from January 2005 to August 2005; Vice President and Chief Legal Officer, Woodbury Financial Services, Inc. from September 2003 to January 2005; Vice President and Group Counsel, Corporate Practice Group, American Express Financial Advisors, Inc. from 2001 to 2003

John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 37	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; previously Senior Counsel, Division of Investment Management of the Securities and Exchange Commission

Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 39	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent Financial

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 31	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007; Manager, Mutual Fund Tax Reporting, Thrivent Financial from 2004 to 2005; Supervisor, Mutual Fund Tax Reporting, Thrivent Financial from 2002 to 2004

(1)	“Interested person” of the Trust as defined in 1940 Act by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

(3)	The Trustees other than Ms. Moret are not “interested persons” of the Trust and are referred to as “Independent Directors.”

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Herbert F. Eggerding, Jr., an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for the fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2008, for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $364,656 and $294,454.59, respectively.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2008, for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a), were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2008, for assurance and other services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2008, for tax compliance, tax advice and tax planning services, were $117,935 and $156,365.78, respectively. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2008, for services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2008 for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2008, for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 and $0, respectively.

(e)	Registrant’s audit committee charter, adopted in August 2004, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2008 was for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2007 and the fiscal year ended October 31, 2008 were $1,582 and $1,500 for each respective period.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 29, 2008	THRIVENT MUTUAL FUNDS

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 29, 2008

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: December 29, 2008

	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer